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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file                 811-5686
                            ----------------------------------------------------



                        AIM Investment Securities Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


               11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


       Robert H. Graham   11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:      (713) 626-1919
                                                   -----------------------------


Date of fiscal year end:      7/31
                        ----------------


Date of reporting period:    7/31/04
                         ---------------

Item 1.  Reports to Stockholders.

                                                             AIM HIGH YIELD FUND
                                   Annual Report to Shareholders o July 31, 2004

                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

===================================================================================================================================
AIM HIGH YIELD FUND SEEKS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME.

o Unless otherwise stated, information presented in this report is as of 7/31/04 and is based on total net assets.
===================================================================================================================================


ABOUT SHARE CLASSES                          o The unmanaged Lehman High Yield Index,      o The average credit quality of the
                                             which represents the performance of           fund's holdings as of the close of the
o Effective 9/30/03, Class B shares are      high-yield debt securities, is compiled       reporting period represents the weighted
not available as an investment for           by Lehman Brothers, a global investment       average quality rating of the securities
retirement plans maintained pursuant to      bank.                                         in the portfolio as assigned by
Section 401 of the Internal Revenue                                                        Nationally Recognized Statistical Rating
Code, including 401(k) plans, money          o The unmanaged Lipper High Yield Bond        Organizations based on assessment of the
purchase pension plans and profit            Fund Index represents an average of the       credit quality of the individual
sharing plans. Plans that have existing      30 largest high-yield bond funds tracked      securities.
accounts invested in Class B shares will     by Lipper, Inc., an independent mutual
continue to be allowed to make               fund performance monitor.                     A description of the policies and proce-
additional purchases.                                                                      dures that the fund uses to determine
                                             o The unmanaged Standard & Poor's             how to vote proxies relating to
o Investor Class shares are closed to        Composite Index of 500 Stocks (the S&P        portfolio securities is available
most investors. For more information on      500--Registered Trademark-- Index) is         without charge, upon request, from our
who may continue to invest in the            an index of common stocks frequently          Client Services department at
Investor Class shares, please see the        used as a general measure of U.S. stock       800-959-4246, or on the AIM Web site,
prospectus.                                  market performance.                           AIMinvestments.com. Scroll down on the
                                                                                           home page and click on AIM Funds Proxy
PRINCIPAL RISKS OF INVESTING IN THE FUND     o The fund is not managed to track the        Policy. The information is also
                                             performance of any particular index,          available on the Securities and Exchange
o The fund invests in higher-yielding,       including the indexes defined here, and       Commission's Web site, sec.gov.
lower-rated corporate bonds, commonly        consequently, the performance of the
known as junk bonds, which have a            fund may deviate significantly from the          Information about how the fund voted
greater risk of price fluctuation and        performance of the indexes.                   proxies related to its portfolio
loss of principal and income than do                                                       securities during the 12 months ended
U.S. government securities such as U.S.      o A direct investment cannot be made in       6/30/04 is available at our Web site. Go
Treasury bills, notes and bonds, for         an index. Unless otherwise indicated,         to AIMinvestments.com, access the About
which principal and any applicable           index results include reinvested              Us tab, click on Required Notices and
interest are guaranteed by the               dividends, and they do not reflect sales      then click on Proxy Voting Activity.
government if held to maturity.              charges. Performance of an index of           Next, select your fund from the
                                             funds reflects fund expenses;                 drop-down menu.
o International investing presents           performance of a market index does not.
certain risks not associated with
investing solely in the United States.       OTHER INFORMATION
These include risks relating to
fluctuations in the value of the U.S.        o The returns shown in the Management's
dollar relative to the values of other       Discussion of Fund Performance are based
currencies, the custody arrangements         on net asset values calculated for
made for the fund's foreign holdings,        shareholder transactions. Generally
differences in accounting, political         accepted accounting principles require
risks and the lesser degree of public        adjustments to be made to the net assets
information required to be provided by       of the fund at period end for financial
non- U.S. companies. The fund may invest     reporting purposes, and as such, the net
up to 25% of its assets in the               asset values for shareholder
securities of non-U.S. issuers.              transactions and the returns based on
                                             those net asset values may differ from
ABOUT INDEXES USED IN THIS REPORT            the net asset values and returns
                                             reported in the Financial Highlights.
o The unmanaged Lehman U.S. Aggregate
Bond Index (the Lehman Aggregate), which     o Industry classifications used in this
represents the U.S. investment-grade         report are generally according to the
fixed-rate bond market (including            Global Industry Classification Standard,
government and corporate securities,         which was developed by and is the
mortgage pass-through securities and         exclusive property and a service mark of
asset-backed securities), is compiled by     Morgan Stanley Capital International
Lehman Brothers, a global investment         Inc. and Standard & Poor's.
bank.


=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           After a brisk run-up in 2003, markets seemed to pause in
ROBERT H.           2004 in what appeared to be a holding pattern. During the
GRAHAM]             12-month period covered by this report, market sentiment
                    shifted from enthusiasm over an economic recovery to
ROBERT H. GRAHAM    caution. Rising interest rates, inflation--especially in
                    surging oil prices--the war on terrorism and the upcoming presidential election created uncertainty in the markets, resulting in relatively flat returns year to date in 2004 and a downturn in July.

                       This pattern was especially evident in the equity
                    markets. The S&P 500 Index gained 13.16% over the 12 months ending July 31, 2004, but much of the upswing occurred in the latter part of 2003. Year-to-date as of July 31, 2004, the S&P 500 Index returned 0.02%. Performance declined in July, with the index returning -3.31% for the month.

   The fiscal year proved especially challenging for the fixed-income market, especially near the end of the reporting period. Stronger-than-expected employment growth, an increase in inflation and the anticipation of a rate hike by the Federal Reserve caused a sell-off in the bond market during the second quarter of 2004. The Lehman U.S. Aggregate Bond Index returned 4.84% for the fiscal year covered by this report, but only 1.14% year-to-date as of July 31, 2004. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

   In a period of uncertainty like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.34% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.24%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

   For information on how your fund performed and was managed during the fiscal year covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   Shareholders were recently sent a prospectus supplement and question and answer document pertaining to settlement agreements among AIM and INVESCO with the Attorneys General of Colorado and New York and the U.S. Securities and Exchange Commission (SEC) to resolve market-timing investigations. We will continue to post updates on our Web site, AIMinvestments.com, as information becomes available.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM
Investments--Servicemark--. If you have any questions, please contact our Client Service representatives at 800-959-4246.


Sincerely,

/S/ ROBERT H. GRAHAM
-------------------------
Robert H. Graham
Chairman and President
September 15, 2004


* Average annual total returns, July 31, 1979, to July 31, 2004.
Source: Lipper, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

STRENGTH OF HIGH YIELD MARKET                                                              for companies that issue high yield
HELPED BOOST FUND RETURNS                                                                  bonds as it helps reduce credit risk and
                                                                                           supports a company's ability to repay
For the fiscal year ended July 31, 2004,     in 2004. For instance, a strong rally in      its debts. Thus far in 2004, default
AIM High Yield Fund Class A shares           January was followed by a period of           rates generally have declined.
returned 13.65% at net asset value. (Had     deteriorating conditions as market
the effects of sales charges been            participants interpreted comments by the      YOUR FUND
included, returns would have been            Federal Reserve (the Fed) as signaling
lower.) Returns for other share classes      upcoming interest rate hikes.                 During the fiscal year, we made a few
are shown in the table on page 3. For                                                      changes to the fund's portfolio to be
the same period, the fund outperformed          Following the pattern set in the           more responsive to market conditions. We
all its benchmarks including the Lehman      first quarter of 2004, high yield             positioned the fund to minimize its
U.S. Aggregate Bond Index, Lehman High       markets witnessed a roller coaster ride       sensitivity to interest rate changes,
Yield Index and Lipper High Yield Bond       again in the second quarter. Although         while maximizing opportunities to
Fund Index which returned 4.84%, 13.07%,     high yield bonds rallied in April, they       benefit from improving economic growth
and 12.44%, respectively.                    sold off again in May as fears of             conditions. To do this, we owned
                                             interest rate hikes resurfaced. Other         relatively few securities in the highest
   We attribute the fund's higher return     factors pressured the market including        high yield credit ratings category
to several factors: High yield markets       the sell off of emerging market debt--an      (BB-rated bonds) and focused instead on
outperformed investment grade markets        asset class at times highly correlated        securities that might benefit from
for the fiscal year (the Lehman U.S.         with U.S. high yield bonds. Despite           economic recovery such as lower-credit
Aggregate is comprised largely of            volatile conditions, the reporting            rating categories. This positioning
investment grade bonds), the fund's          period ended on an up note with largely       proved advantageous for the fund as
exposure to outperforming lower-rated        positive returns in June and July.            lower quality tiers had some of the
bonds and our research efforts that                                                        highest returns in the high yield area
helped build a strong investment                The long-awaited interest rate hike        during 2003 and early 2004. As
portfolio during a volatile reporting        happened at the end of June as the U.S.       volatility picked up in 2004, however,
period.                                      Federal Reserve (the Fed) increased the       lower-quality bond returns began to
                                             federal funds target rate from 1.00% to       retreat, and we therefore reduced some
MARKET CONDITIONS                            1.25%. Despite the interest rate unrest,      of our lower-quality positions. The
                                             underlying conditions in the high yield       average credit quality of the fund
Despite a short-lived correction in          market improved during the fiscal year        remained B.
August 2003, high yield bonds rallied        as economic recovery continued in the
significantly during the first half of       United States. Indeed, U.S. gross                Although the interest rate
the fiscal year. While high yield bonds      domestic product, the broadest measure        environment was an issue for
proved to be one of the best performing      of economic activity, expanded at an          fixed-income investments during the
fixed-income asset classes for the           annualized rate of 4.5% in the first          reporting period, high yield bond
fiscal year, volatility was pervasive,       quarter of 2004 and 2.8% in the second        performance is influenced by many other
particularly                                 quarter. Economic growth is a boon            factors, including issuer strength.
                                                                                           Therefore, specific investment exposure
                                                                                           played a role in fund performance.

===================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 ISSUERS                                TOP 10 INDUSTRIES

By credit quality, based on total            Excludes money market fund holdings and is    Excludes money market fund holdings
investments                                  based on total net assets                     and is based on total net assets

              [PIE CHART]                     1. Adelphia Communications Corp.   2.2%       1.Broadcasting & Cable TV          8.7%
CCC                                12.5%
                                              2. Midwest Generation, LLC         1.3        2. Wireless Telecommunication
Equity/Cash/other                   4.0%                                                       Services                        7.3
                                              3. Georgia-Pacific Corp.           1.2
BBB                                 0.5%                                                    3. Multi-Utilities &
                                              4. PRIMEDIA Inc.                   1.1           Unregulated Power               6.7
Not Rated                           5.2%
                                              5. Owens-Brockway Glass                       4. Metal & Glass Containers        4.3
BB                                 22.5%         Container Inc.                  1.0
                                                                                            5. Electric Utilities              4.3
Below CC                            1.4%      6. Calpine Corp.                   1.0
                                                                                            6. Integrated Telecommunication
B                                  53.9%      7. Allied Waste North America,                   Services                        4.2
                                                 Inc.                            1.0
Source for credit quality rating:                                                           7. Specialty Chemicals             4.0
Moodys and Standard & Poors                   8. Dynegy Holdings Inc.            1.0
                                                                                            8. Health Care Facilities          3.7
                                              9. Qwest Communications
                                                 International Inc.              1.0        9. Hotels, Resorts & Cruise Lines  3.3

                                             10. PDVSA Finance Ltd. (Cayman                10. Oil & Gas Refining &
                                                 Islands)                        0.9           Marketing & Transportation       3.0

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

===================================================================================================================================

   Many of our wireless telecommunication    scandal as the company revealed it had                         PETER EHRET
services investments benefited from a        overstated sales. Meanwhile, our return                        Mr. Ehret, Chartered
recovery in the industry including IPCS,     in the broadcasting and cable industry             [EHRET      Financial Analyst,
Inc., US Unwired and NII Holdings. For       was hampered the performance of Telewest           PHOTO]      is co-manager of AIM
instance, IPCS staged a substantial          Global, the second-largest cable TV                            High Yield Fund. Mr.
recovery with improvements in its            operator in the United Kingdom. We                             Ehret joined AIM in
business as a Sprint wireless affiliate      purchased Telewest just prior to the          2001. He graduated cum laude with a B.S.
company and a resolution of its              company's emergence from bankruptcy.          in economics from the University of
bankruptcy.                                  While operating results have shown            Minnesota. He also has an M.S. in real
                                             steady improvement and we expect the          estate appraisal and investment analysis
   Bonds in the cable industry also          company to be acquired, sinking               from the University of
helped boost fund returns, particularly      valuations across the cable industry          Wisconsin-Madison.
Adelphia--the fifth-largest cable            have hurt this investment.
television company in the United States.                                                                    CAROLYN GIBBS
Plagued by scandal and facing                   Although we made a few changes to the                       Ms. Gibbs, Chartered
bankruptcy, Adelphia's bonds began to        fund's portfolio during the reporting              [GIBBS      Financial Analyst,
recover as market participants once          period, want to assure shareholders our            PHOTO]      is co-manager of AIM
again considered the company to have a       basic philosophy remains the same.                             High Yield Fund. Ms.
solid business plan and significant          Recognizing the possibility of a                               Gibbs has been in
asset value.                                 downdraft in any particular industry or       the investment business since 1983. She
                                             sector, we continued to diversify the         is a Phi Beta Kappa graduate from Texas
   Another top investment for the fund       portfolio amid a broad array of sectors       Christian University, where she received
during the fiscal year was Mission           and industries, thereby limiting              a B.A. in English. She also received an
Energy Holdings. This utility company        issuer-specific risk.                         M.B.A. in finance from The Wharton
fell on hard times with the power glut,                                                    School at the University of
but the asset value and strength of its      IN CLOSING                                    Pennsylvania.
generating plants led to a rally in its
bonds.                                       Given volatile market conditions              Assisted by High Yield Taxable Team
                                             throughout the first half of 2004, we
   A few investments proved a drag on        are pleased to provide shareholders with
performance. For instance, our airline       both income and a positive total return
investments were generally hurt by high      during the reporting period.
fuel prices, labor problems and fierce
low-cost competition. While we reduced            See important fund and index
our exposure to the industry, Delta Air           disclosures inside front cover.
Lines detracted from performance, given
its high-cost structure and growing
competition from low-fare airlines.

   The fund's performance in the
pharmaceutical industry was marred by
the decline of aaiPharma Inc., which was hit by

======================================================================================

FUND VS. INDEXES                             TOTAL NET ASSETS           $1.3 BILLION

Total returns, 7/31/03-7/31/04,              TOTAL NUMBER OF HOLDINGS            305
excluding applicable sales charges. If       (Excludes money market fund holdings)
sales charges were included, returns
would be lower.                              * Inception date 9/30/03. Returns prior
                                             to 9/30/03 are hypothetical based on
CLASS A SHARES                    13.65%     Class A shares. See explanation, page 5.

CLASS B SHARES                    12.80

CLASS C SHARES                    13.12

INVESTOR CLASS SHARES*            13.64

LEHMAN U.S. AGGREGATE BOND
INDEX (BROAD MARKET INDEX)         4.84

LEHMAN HIGH YIELD INDEX
(STYLE-SPECIFIC INDEX)            13.07

LIPPER HIGH YIELD BOND FUND
INDEX (PEER GROUP INDEX)          12.44

Source: Lipper, Inc.
===========================================================================================          [RIGHT ARROW GRAPHIC]

                                                                                              FOR A PRESENTATION OF YOUR FUND'S
                                                                                              LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                              TURN TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      You may use the information in this           or expenses you paid for the period. You
                                             table, together with the amount you           may use this information to compare the
As a shareholder of the Fund, you incur      invested, to estimate the expenses that       ongoing costs of investing in the Fund
two types of costs: (1) transaction          you paid over the period. Simply divide       and other funds. To do so, compare this
costs, which may include sales charges       your account value by $1,000 (for             5% hypothetical example with the 5%
(loads) on purchase payments; contingent     example, an $8,600 account value divided      hypothetical examples that appear in the
deferred sales charges on redemptions;       by $1,000 = 8.6), then multiply the           shareholder reports of the other funds.
and redemption fees, if any; and (2)         result by the number in the table under
ongoing costs, including management          the heading entitled "Actual Expenses            Please note that the expenses shown
fees; distribution and/or service fees       Paid During Period" to estimate the           in the table are meant to highlight your
(12b-1); and other Fund expenses. This       expenses you paid on your account during      ongoing costs only and do not reflect
Example is intended to help you              this period.                                  any transactional costs, such as sales
understand your ongoing costs (in                                                          charges (loads) on purchase payments,
dollars) of investing in the Fund and to     HYPOTHETICAL EXAMPLE FOR                      contingent deferred sales charges on
compare these costs with ongoing costs       COMPARISON PURPOSES                           redemptions, and redemption fees, if
of investing in other mutual funds. The                                                    any. Therefore, the hypothetical
Example is based on an investment of         The table below also provides                 information is useful in comparing
$1,000 invested at the beginning of the      information about hypothetical account        ongoing costs only, and will not help
period and held for the entire period        values and hypothetical expenses based        you determine the relative total costs
February 1, 2004--July 31, 2004.             on the Fund's actual expense ratio and        of owning different funds. In addition,
                                             an assumed rate of return of 5% per year      if these transactional costs were
                                             before expenses, which is not the Fund's      included, your costs would have been
ACTUAL EXPENSES                              actual return. The hypothetical account       higher.
                                             values and expenses may not be used to
The table below provides information         estimate the actual ending account
about actual account values and actual       balance
expenses.

===================================================================================================================================
                                                          ACTUAL                             HYPOTHETICAL
                                                                                    (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT      ENDING ACCOUNT          EXPENSES           ENDING ACCOUNT               EXPENSES
                     VALUE                VALUE              PAID DURING             VALUE                   PAID DURING
                    (2/1/04)           (7/31/04)(1)           PERIOD(2)             (7/31/04)                  PERIOD(2)

CLASS A             $1,000.00            $997.20                 $5.07             $1,019.79                     $5.12

CLASS B              1,000.00             991.30                  8.76              1,016.06                      8.87

CLASS C              1,000.00             993.60                  8.77              1,016.06                      8.87

INVESTOR             1,000.00             997.20                  4.47              1,020.39                      4.52

(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative returns at net asset value for the period
February 1, 2004 to July 31, 2004 were -0.28%, -0.87%, -0.64% and -0.28% for
Class A, Class B, Class C and Investor Class shares, respectively.


(2) Expenses are equal to the Fund's annualized expense ratio (1.02%, 1.77%,             [ARROW
1.77%, and 0.90% for Class A, B, C and Investor class shares, respectively)              BUTTON       For More Information Visit
multiplied by the average account value over the period, multiplied by 182/366           IMAGE]            AIMinvestments.com
(to reflect the one-half year period).

===================================================================================================================================

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

===================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   7/31/94-7/31/04
                                                                          [MOUNTAIN CHART]
   Your fund's total return includes
reinvested distributions, applicable
sales charges, fund expenses and                      AIM HIGH YIELD FUND   LIPPER HIGH YIELD   LEHMAN U.S. AGGREGATE   LEHMAN HIGH
management fees. Index results include                  CLASS A SHARES       BOND FUND INDEX         BOND INDEX         YIELD INDEX
reinvested dividends, but they do not        7/94          $ 9525               $10000                $10000              $10000
reflect sales charges. Performance of an     10/94           9645                10017                  9856               10095
index of funds reflects fund expenses        1/95            9649                 9975                 10098               10177
and management fees; performance of a        4/95           10309                10630                 10547               10910
market index does not. Performance shown     7/95           10729                11140                 11011               11430
in the chart does not reflect deduction      10/95          10955                11377                 11399               11679
of taxes a shareholder would pay on fund     1/96           11340                11833                 11810               12177
distributions or sale of fund shares.        4/96           11571                11999                 11459               12205
Performance of the indexes does not          7/96           11756                12154                 11621               12438
reflect the effects of taxes.                10/96          12388                12733                 12065               12974
                                             1/97           13034                13242                 12195               13447
   In evaluating this chart, please note     4/97           12917                13285                 12271               13606
that the chart uses a logarithmic scale      7/97           13799                14240                 12872               14487
along the vertical axis (the value           10/97          14230                14560                 13138               14754
scale). This means that each scale           1/98           14746                15127                 13502               15296
increment always represents the same         4/98           15067                15540                 13609               15592
percent change in price; in a linear         7/98           15026                15656                 13884               15791
chart each scale increment always            10/98          13189                14050                 14364               14680
represents the same absolute change in       1/99           13909                15097                 14593               15534
price. In this example, the scale            4/99           14377                15697                 14463               15891
increment between $5,000 and $10,000 is      7/99           14105                15406                 14230               15706
the same as that between $10,000 and         10/99          13572                15087                 14441               15318
$20,000. In a linear chart, the latter       1/00           13969                15461                 14323               15605
scale increment would be twice as large.     4/00           13274                15235                 14645               15331
The benefit of using a logarithmic scale     7/00           13047                15268                 15079               15601
is that it better illustrates                10/00          11493                14605                 15495               15071
performance during the fund's early          1/01           11546                14959                 16303               15860
years before reinvested distributions        4/01           10762                14319                 16459               15497
and compounding create the potential for     7/01           10441                14130                 16993               15559
the original investment to grow to very      10/01          10014                13492                 17751               15048
large numbers. Had the chart used a          1/02           10320                13916                 17536               15641
linear scale along its vertical axis,        4/02           10149                14087                 17749               16047
you would not be able to see as clearly      7/02            8862                12729                 18273               14135
the movements in the value of the fund       10/02           8609                12687                 18796               14222
and the indexes during the fund's early      1/03            9496                13848                 19196               15824
years. We use a logarithmic scale in         4/03           10429                15090                 19607               17458
financial reports of funds that have         7/03           10818                15560                 19263               17946
more than five years of performance          10/03          11494                16515                 19718               19025
history.                                     1/04           12329                17394                 20127               20128
                                             4/04           12285                17387                 19964               20076
AVERAGE ANNUAL TOTAL RETURNS                 7/04          $12300               $17496                $20195              $20292
As of 7/31/04, including applicable
sales charges                                                                                               Source: Lipper, Inc.
                                             In addition to returns as of the close
CLASS A SHARES                               of the fiscal year, industry regulations         The performance data quoted represent
Inception (7/11/78)                7.82%     require us to provide average annual          past performance and cannot guarantee
  10 Years                         2.09      total returns as of 6/30/04, the most         comparable future results; current
   5 Years                        -3.65      recent calendar quarter-end.                  performance may be lower or higher.
   1 Year                          8.37                                                    Please visit AIMinvestments.com for the
                                                                                           most recent month-end performance.
CLASS B SHARES                               AVERAGE ANNUAL TOTAL RETURNS                  Performance figures reflect reinvested
Inception (9/1/93)                 2.00%                                                   distributions, changes in net asset
  10 Years                         1.96      As of 6/30/04, most recent calendar           value and the effect of the maximum
   5 Years                        -3.67      quarter-end, including applicable sales       sales charge unless otherwise stated.
   1 Year                          7.80      charges                                       Investment return and principal value
                                                                                           will fluctuate so that you may have a
CLASS C SHARES                               CLASS A SHARES                                gain or loss when you sell shares.
Inception (8/4/97)                -2.39%     Inception (7/11/78)                7.82%
  5 Years                         -3.43        10 Years                         1.93          Class A share performance reflects
  1 Year                          12.12         5 Years                        -3.69       the maximum 4.75% sales charge, and
                                                1 Year                          6.93       Class B and Class C share performance
INVESTOR CLASS SHARES                                                                      reflects the applicable contingent
  10 Years                         2.58%     CLASS B SHARES                                deferred sales charge (CDSC) for the
   5 Years                        -2.71      Inception (9/1/93)                 1.96%      period involved. The CDSC on Class B
   1 Year                         13.64        10 Years                         1.80       shares declines from 5% beginning at the
                                                5 Years                        -3.74       time of purchase to 0% at the beginning
                                                1 Year                          6.49       of the seventh year. The CDSC on Class C
                                                                                           shares is 1% for the first year after
                                             CLASS C SHARES                                purchase. Investor Class shares do not
                                             Inception (8/4/97)                -2.50%      have a front-end sales charge or a CDSC;
                                                5 Years                        -3.47       therefore, performance is at net asset
                                                1 Year                         10.53       value. The performance of the fund's
                                                                                           share classes will differ due to
                                             INVESTOR CLASS SHARES                         different sales charge structures and
                                               10 Years                         2.42%      class expenses.
                                                5 Years                        -2.76
                                                1 Year                         12.32          A redemption fee of 2% will be
                                                                                           imposed on certain redemptions or
                                                                                           exchanges out of the fund within 30 days
                                             Investor Class shares' inception date is      of purchase. Exceptions to the
                                             9/30/03. Returns since that date are          redemption fee are listed in the fund's
                                             historical returns. All other returns         prospectus.
                                             are blended returns of historical
                                             Investor Class share performance and
                                             restated Class A share performance (for
                                             periods prior to the inception date of
                                             Investor Class shares) at net asset
                                             value and reflect the Rule 12b-1 fees
                                             applicable to Class A shares.
===================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 7/31/04

AIM HIGH YIELD FUND

===================================================================================================================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                  Institutional Class shares have no sales
                                             For periods ended 7/31/04                     charge; therefore, performance is at net
The following information has been                                                         asset value. Performance of
prepared to provide Institutional Class      10 Years                         2.59%        Institutional Class shares will differ
shareholders with a performance overview     5 Years                         -2.70         from performance of other share classes
specific to their holdings.                  1 Year                          13.75         due to differing sales charges and class
Institutional Class shares are offered                                                     expenses.
exclusively to institutional investors,
including defined contribution plans         AVERAGE ANNUAL TOTAL RETURNS                     Please note that past performance is
that meet certain criteria.                  For periods ended 6/30/04, most recent        not indicative of future results. More
                                             calendar quarter-end                          recent returns may be more or less than
                                                                                           those shown. All returns assume
                                             10 Years                         2.40%        reinvestment of distributions at net
                                             5 Years                         -2.79         asset value. Investment return and
                                             1 Year                          12.13         principal value will fluctuate so your
                                                                                           shares, when redeemed, may be worth more
                                             Institutional Class shares' inception         or less than their original cost. See
                                             date is 4/30/04. Returns since that date      full report for information on
                                             are historical returns. All other             comparative benchmarks. Please consult
                                             returns are blended returns of                your fund prospectus for more
                                             historical Institutional Class share          information. For the most current
                                             performance and restated Class A share        month-end performance, please call
                                             performance (for periods prior to the         800-451-4246 or visit
                                             inception date of Institutional Class         AIMinvestments.com.
                                             shares) at net asset value and reflect
                                             the higher Rule 12b-1 fees applicable to
                                             Class A shares. Institutional Class
                                             shares would have had different returns
                                             due to differences in the expense
                                             structure of the Institutional Class.

                                                                                           Over for information on your fund's
                                                                                           expenses.
===================================================================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

AIMinvestments.com     HYI-INS-1 9/04    YOUR GOALS. OUR SOLUTIONS.    [AIM INVESTMENTS LOGO APPEARS HERE]
                                          --Registered Trademark--           --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      $1,000 (for example, an $8,600 account        other funds. To do so, compare this 5%
                                             value divided by $1,000 = 8.6), then          hypothetical example with the 5%
As a shareholder of the Fund, you incur      multiply the result by the number in the      hypothetical examples that appear in the
ongoing costs, including management          table under the heading entitled "Actual      shareholder reports of the other funds.
fees; and other Fund expenses. This          Expenses Paid During Period" to estimate
Example is intended to help you              the expenses you paid on your account            Please note that the expenses shown
understand your ongoing costs (in            during this period.                           in the table are meant to highlight your
dollars) of investing in the Fund and to                                                   ongoing costs only. Therefore, the
compare these costs with ongoing costs       HYPOTHETICAL EXAMPLE FOR                      hypothetical information is useful in
of investing in other mutual funds. The      COMPARISON PURPOSES                           comparing ongoing costs only, and will
Example is based on an investment of                                                       not help you determine the relative
$1,000 invested at the beginning of the      The table below also provides                 total costs of owning different funds.
period and held for the entire period        information about hypothetical account
February 1, 2004 - July 31, 2004.            values and hypothetical expenses based
                                             on the Fund's actual expense ratio and
ACTUAL EXPENSES                              an assumed rate of return of 5% per year
                                             before expenses, which is not the Fund's
The table below provides information         actual return. The hypothetical account
about actual account values and actual       values and expenses may not be used to
expenses. You may use the information in     estimate the actual ending account
this table, together with the amount you     balance or expenses you paid for the
invested, to estimate the expenses that      period. You may use this information to
you paid over the period. Simply divide      compare the ongoing costs of investing
your account value by                        in the Fund and

===================================================================================================================================
                                                     ACTUAL                               HYPOTHETICAL
                                                                              (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT     ENDING ACCOUNT          EXPENSES         ENDING ACCOUNT              EXPENSES
                     VALUE               VALUE              PAID DURING           VALUE                  PAID DURING
                   (02/01/04)         (07/31/04)(1)          PERIOD(2)          (07/31/04)                 PERIOD(2)
Institutional      $1,000.00             $998.10               $3.33            $1,021.53                    $3.37

(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period
February 1, 2004 to July 31, 2004 was -0.19% for Institutional Class shares.

(2) Expenses are equal to the Fund's annualized expense ratio of 0.67%
multiplied by the average account value over the period, multiplied by 182/366
(to reflect the one-half year period).
===================================================================================================================================

HYI-INS-1  9/04

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
BONDS & NOTES-92.85%

ADVERTISING-0.15%

Dex Media Inc., Disc. Notes, 9.00%, 11/15/13
  (Acquired 11/03/03; Cost $1,781,498)(a)(b)   $  2,770,000   $    1,939,000
============================================================================

AEROSPACE & DEFENSE-1.12%

Argo-Tech Corp., Sr. Notes, 9.25%, 06/01/11
  (Acquired 06/17/04; Cost $1,450,000)(a)         1,450,000        1,515,250
----------------------------------------------------------------------------
Armor Holdings, Inc., Sr. Sub. Global Notes,
  8.25%, 08/15/13                                 1,930,000        2,084,400
----------------------------------------------------------------------------
DRS Technologies, Inc., Sr. Unsec. Sub.
  Global Notes, 6.88%, 11/01/13                   1,815,000        1,842,225
----------------------------------------------------------------------------
L-3 Communications Corp., Sr. Unsec. Gtd.
  Sub. Global Notes, 6.13%, 01/15/14              6,915,000        6,724,837
----------------------------------------------------------------------------
Orbital Sciences Corp.-Series B, Sr. Global
  Notes, 9.00%, 07/15/11                          1,880,000        2,049,200
============================================================================
                                                                  14,215,912
============================================================================

AIRLINES-1.20%

Continental Airlines, Inc., Notes, 8.00%,
  12/15/05                                        4,575,000        4,094,625
----------------------------------------------------------------------------
Delta Air Lines, Inc., Unsec. Notes, 7.90%,
  12/15/09                                        9,410,000        3,905,150
----------------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                          8,775,000        7,239,375
============================================================================
                                                                  15,239,150
============================================================================

ALTERNATIVE CARRIERS-0.33%

Embratel Participacoes S.A. (Brazil), Gtd.
  Notes, 11.00%, 12/15/08 (Acquired 03/19/04-
  03/23/04; Cost $4,063,313)(a)                   3,750,000        4,143,750
============================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.60%

Levi Strauss & Co., Unsec. Notes, 7.00%,
  11/01/06                                        3,705,000        3,621,637
----------------------------------------------------------------------------
Warnaco Inc., Sr. Unsec. Global Notes, 8.88%,
  06/15/13                                        3,725,000        4,041,625
============================================================================
                                                                   7,663,262
============================================================================

AUTO PARTS & EQUIPMENT-1.72%

Autocam Corp., Sr. Sub. Notes, 10.88%,
  06/15/14 (Acquired 05/26/04; Cost
  $1,813,763)(a)                                  1,855,000        1,799,350
----------------------------------------------------------------------------
Collins & Aikman Products Corp., Sr. Unsec.
  Gtd. Global Notes, 10.75%, 12/31/11             3,410,000        3,461,150
----------------------------------------------------------------------------
Delco Remy International, Inc., Sr. Sec.
  Floating Rate Notes, 5.60%, 04/15/09
  (Acquired 04/08/04; Cost $1,755,000)(a)(c)      1,755,000        1,781,325
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT-(CONTINUED)

Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%,
  03/15/07(d)(e)(f)                            $ 26,310,000   $      262,145
----------------------------------------------------------------------------
Metaldyne Corp., Sr. Unsec. Gtd. Notes,
  10.00%, 11/01/13 (Acquired 10/20/03; Cost
  $2,270,000)(a)                                  2,270,000        2,298,375
----------------------------------------------------------------------------
R.J. Tower Corp., Sr. Unsec. Gtd. Global
  Notes, 12.00%, 06/01/13                         5,075,000        4,694,375
----------------------------------------------------------------------------
Tenneco Automotive Inc.-Series B, Sr. Sec.
  Second Lien Global Notes, 10.25%, 07/15/13      2,920,000        3,343,400
----------------------------------------------------------------------------
TRW Automotive Inc., Sr. Global Notes, 9.38%,
  02/15/13                                        3,730,000        4,270,850
============================================================================
                                                                  21,910,970
============================================================================

BROADCASTING & CABLE TV-8.64%

Adelphia Communications Corp.,
  Sr. Unsec. Notes,
  9.50%, 03/01/05(f)                              5,060,000        5,414,200
----------------------------------------------------------------------------
  10.88%, 10/01/10(f)                            21,785,000       19,279,725
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 9.88%,
  03/01/07(f)                                     4,220,000        3,660,850
----------------------------------------------------------------------------
Allbritton Communications Co., Sr. Unsec.
  Sub. Global Notes, 7.75%, 12/15/12              5,520,000        5,478,600
----------------------------------------------------------------------------
Cablevision Systems Corp.-New York Group, Sr.
  Floating Rate Notes, 5.67%, 04/01/09
  (Acquired 03/30/04; Cost $7,030,000)(a)(g)      7,030,000        7,170,600
----------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Global Notes, 11.13%, 01/15/11       8,550,000        6,946,875
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.92%, 04/01/11               5,655,000        4,311,937
----------------------------------------------------------------------------
Charter Communications Operating, LLC/
  Charter Communications Operating Capital
  Corp., Sr. Second Lien Notes, 8.00%,
  04/30/12 (Acquired 05/11/04-07/09/04; Cost
  $4,136,625)(a)                                  4,275,000        4,157,437
----------------------------------------------------------------------------
CSC Holdings Inc.-Series B, Sr. Unsec. Unsub.
  Notes, 7.63%, 04/01/11                          3,680,000        3,735,200
----------------------------------------------------------------------------
DIRECTV Holdings LLC/DIRECTV Financing Co.,
  Inc., Sr. Unsec. Gtd. Global Notes, 8.38%,
  03/15/13                                        4,770,000        5,366,250
----------------------------------------------------------------------------
Echostar DBS Corp., Sr. Unsec. Gtd. Global
  Notes, 5.75%, 10/01/08                          6,270,000        6,254,325
----------------------------------------------------------------------------
Emmis Operating Co., Sr. Sub. Notes, 6.88%,
  05/15/12 (Acquired 04/27/04; Cost
  $3,830,000)(a)                                  3,830,000        3,772,550
----------------------------------------------------------------------------
Granite Broadcasting Corp., Sr. Sec. Global
  Notes, 9.75%, 12/01/10                          5,525,000        5,083,000
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Kabel Deutschland GmbH (Germany), Sr. Notes,
  10.63%, 07/01/14 (Acquired 06/24/04; Cost
  $2,670,000)(a)                               $  2,670,000   $    2,750,100
----------------------------------------------------------------------------
Knology, Inc., Sr. Unsec. PIK Notes, 12.00%,
  11/30/09 (Acquired 01/28/02-05/15/04; Cost
  $8,107,450)(a)                                  7,888,178        7,434,608
----------------------------------------------------------------------------
Mediacom Broadband LLC, Sr. Unsec. Gtd.
  Global Notes, 11.00%, 07/15/13                  4,675,000        4,838,625
----------------------------------------------------------------------------
Paxson Communications Corp., Sr. Unsec. Gtd.
  Disc. Sub. Global Notes, 12.25%,
  01/15/09(b)                                     1,000,000          877,500
----------------------------------------------------------------------------
Pegasus Communications Corp.
  Series B, Sr. Notes, 9.63%, 10/15/05(e)(h)      3,535,000        1,953,087
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 12.50%,
  08/01/07(e)(h)                                  1,990,000        1,134,300
----------------------------------------------------------------------------
Spanish Broadcasting System, Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 9.63%, 11/01/09         1,669,000        1,771,226
----------------------------------------------------------------------------
XM Satellite Radio Inc., Sr. Sec. Global
  Notes, 12.00%, 06/15/10                         7,402,000        8,549,310
============================================================================
                                                                 109,940,305
============================================================================

BUILDING PRODUCTS-0.57%

Building Materials Corp. of America,
  Sr. Notes, 7.75%, 08/01/14 (Acquired
  07/21/04; Cost $405,000)(a)(e)                    405,000          405,000
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 8.00%, 12/01/08          5,900,000        5,929,500
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 7.75%, 07/15/05       920,000          936,100
============================================================================
                                                                   7,270,600
============================================================================

CASINOS & GAMING-2.30%

Aztar Corp., Sr. Sub. Notes, 7.88%, 06/15/14
  (Acquired 05/26/04; Cost $1,855,000)(a)         1,855,000        1,885,144
----------------------------------------------------------------------------
Boyd Gaming Corp., Sr. Sub. Notes, 6.75%,
  04/15/14 (Acquired 03/31/04; Cost
  $5,520,000)(a)                                  5,520,000        5,354,400
----------------------------------------------------------------------------
Caesars Entertainment, Inc., Sr. Unsec. Sub.
  Global Notes, 8.13%, 05/15/11                   2,250,000        2,494,687
----------------------------------------------------------------------------
Herbst Gaming, Inc., Sr. Sub. Notes, 8.13%,
  06/01/12 (Acquired 05/27/04; Cost
  $1,841,718)(a)                                  1,855,000        1,845,725
----------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 7.00%, 03/01/14             10,580,000       10,117,125
----------------------------------------------------------------------------
Poster Financial Group Inc., Sr. Sec. Notes,
  8.75%, 12/01/11 (Acquired 11/18/03-
  11/19/03; Cost $1,873,125)(a)                   1,850,000        1,882,375
----------------------------------------------------------------------------
Seneca Gaming Corp., Sr. Notes, 7.25%,
  05/01/12 (Acquired 04/29/04; Cost
  $1,190,000)(a)                                  1,190,000        1,192,975
----------------------------------------------------------------------------
Venetian Casino Resort, LLC, Sec. Gtd.
  Mortgage Global Notes, 11.00%, 06/15/10         3,905,000        4,490,750
============================================================================
                                                                  29,263,181
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

COMMODITY CHEMICALS-1.66%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08                             $  9,140,000   $   10,008,300
----------------------------------------------------------------------------
Lyondell Chemical Co.-Series B, Sr. Sec. Gtd.
  Notes, 9.88%, 05/01/07                          7,950,000        8,347,500
----------------------------------------------------------------------------
Methanex Corp. (Canada), Sr. Unsec. Notes,
  8.75%, 08/15/12                                 2,420,000        2,738,956
============================================================================
                                                                  21,094,756
============================================================================

COMMUNICATIONS EQUIPMENT-1.19%

Corning Inc., Unsec. Deb., 6.75%, 09/15/13        2,310,000        2,356,038
----------------------------------------------------------------------------
Lucent Technologies Inc., Unsec. Unsub.
  Global Deb., 6.45%, 03/15/29                   11,985,000        9,198,487
----------------------------------------------------------------------------
Nortel Networks Ltd. (Canada), Sr. Global
  Notes, 6.13%, 02/15/06                          3,605,000        3,614,012
============================================================================
                                                                  15,168,537
============================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.58%

Case New Holland Inc., Sr. Notes, 9.25%,
  08/01/11 (Acquired 07/29/03-08/18/03; Cost
  $5,583,466)(a)                                  5,645,000        6,181,275
----------------------------------------------------------------------------
Navistar International Corp., Sr. Notes,
  7.50%, 06/15/11                                   930,000          962,550
----------------------------------------------------------------------------
Terex Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 07/15/11                          8,270,000        9,159,025
----------------------------------------------------------------------------
Trinity Industries, Inc., Sr. Notes, 6.50%,
  03/15/14 (Acquired 03/05/04; Cost
  $2,365,000)(a)                                  2,365,000        2,234,925
----------------------------------------------------------------------------
Wabtec Corp., Sr. Unsec. Gtd. Global Notes,
  6.88%, 07/31/13                                 1,545,000        1,564,312
============================================================================
                                                                  20,102,087
============================================================================

CONSTRUCTION MATERIALS-0.48%

U.S. Concrete, Inc., Sr. Sub. Notes, 8.38%,
  04/01/14 (Acquired 03/26/04-04/30/04; Cost
  $6,249,425)(a)                                  6,100,000        6,100,000
============================================================================

CONSUMER FINANCE-0.55%

Dollar Financial Group, Inc., Gtd. Global
  Notes, 9.75%, 11/15/11                          6,535,000        7,025,125
============================================================================

DISTILLERS & VINTNERS-0.10%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12         1,220,000        1,320,650
============================================================================

DIVERSIFIED CHEMICALS-0.12%

FMC Corp., Sr. Sec. Global Notes, 10.25%,
  11/01/09                                        1,295,000        1,505,437
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

DIVERSIFIED COMMERCIAL SERVICES-0.80%

Cornell Cos., Inc., Sr. Notes, 10.75%,
  07/01/12 (Acquired 06/17/04; Cost
  $937,508)(a)                                 $    950,000   $      945,250
----------------------------------------------------------------------------
Corrections Corp. of America, Sr. Notes,
  7.50%, 05/01/11                                 1,000,000        1,036,250
----------------------------------------------------------------------------
Geo Group Inc. (The), Sr. Unsec. Global
  Notes, 8.25%, 07/15/13                          2,820,000        2,876,400
----------------------------------------------------------------------------
United Rentals North America Inc., Sr. Unsec.
  Gtd. Global Notes, 6.50%, 02/15/12              5,465,000        5,301,050
============================================================================
                                                                  10,158,950
============================================================================

DIVERSIFIED METALS & MINING-0.15%

Massey Energy Co., Sr. Global Notes, 6.63%,
  11/15/10                                        1,850,000        1,891,625
============================================================================

DRUG RETAIL-0.69%

Jean Coutu Group (PJC) Inc. (The) (Canada),
  Sr. Notes, 7.63%, 08/01/12 (Acquired
  07/20/04; Cost $1,405,000)(a)(e)                1,405,000        1,422,562
----------------------------------------------------------------------------
Rite Aid Corp., Sr. Global Notes, 9.25%,
  06/01/13                                        6,930,000        7,293,825
============================================================================
                                                                   8,716,387
============================================================================

ELECTRIC UTILITIES-4.30%

Allegheny Energy Supply Co., LLC, Unsec.
  Global Notes, 7.80%, 03/15/11                   4,490,000        4,473,163
----------------------------------------------------------------------------
CMS Energy Corp.,
  Sr. Notes, 7.75%, 08/01/10 (Acquired
  07/09/03; Cost $1,376,419)(a)                   1,395,000        1,433,362
----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.90%, 07/15/08        4,140,000        4,450,500
----------------------------------------------------------------------------
Dynegy Holdings Inc.,
  Sr. Sec. Gtd. Second Priority Notes,
  10.13%, 07/15/13 (Acquired
  08/01/03-08/21/03; Cost $8,084,832)(a)          8,130,000        8,983,650
----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.75%, 02/15/12        3,855,000        3,816,450
----------------------------------------------------------------------------
LSP Energy L.P./LSP Batesville Funding
  Corp.-Series C, Sr. Sec. Bonds, 7.16%,
  01/15/14                                        3,802,760        3,751,499
----------------------------------------------------------------------------
Midwest Generation LLC
  Series B., Global Asset-Backed Pass Through
  Ctfs., 8.56%, 01/02/16                         11,050,000       11,492,000
----------------------------------------------------------------------------
  Sr. Sec. Notes, 8.75%, 05/01/34 (Acquired
  04/15/04; Cost $4,590,000)(a)                   4,590,000        4,888,350
----------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08                         6,845,000        8,539,137
----------------------------------------------------------------------------
PG&E Corp., Sec. Global Notes, 6.88%,
  07/15/08                                        1,735,000        1,847,133
----------------------------------------------------------------------------
PSE&G Energy Holdings LLC, Unsec. Global
  Notes, 7.75%, 04/16/07                          1,000,000        1,061,250
============================================================================
                                                                  54,736,494
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

ELECTRONIC EQUIPMENT MANUFACTURERS-0.22%

Superior Essex Communications & Essex Group
  Inc., Sr. Notes, 9.00%, 04/15/12 (Acquired
  04/08/04; Cost $2,674,100)(a)                $  2,750,000   $    2,750,000
============================================================================

ELECTRONIC MANUFACTURING SERVICES-0.75%

Celestica Inc.(Canada), Sr. Sub. Notes,
  7.88%, 07/01/11                                 1,380,000        1,414,500
----------------------------------------------------------------------------
Flextronics International Ltd. (Singapore),
  Sr. Sub. Global Notes, 6.50%, 05/15/13          2,720,000        2,679,200
----------------------------------------------------------------------------
Sanmina-SCI Corp., Sr. Sec. Gtd. Global
  Notes, 10.38%, 01/15/10                         4,830,000        5,494,125
============================================================================
                                                                   9,587,825
============================================================================

ENVIRONMENTAL SERVICES-1.02%

Allied Waste North America, Inc.,
  Sr. Sec. Global Notes, 6.38%, 04/15/11          1,290,000        1,260,975
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Global Notes,
  7.38%, 04/15/14                                 2,685,000        2,597,737
----------------------------------------------------------------------------
  Series B, Sr. Sec. Gtd. Global Notes,
  8.50%, 12/01/08                                 8,370,000        9,186,075
============================================================================
                                                                  13,044,787
============================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.54%

IMC Global Inc.,
  Sr. Unsec. Global Notes, 10.88%, 08/01/13       4,225,000        5,175,625
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Global Notes,
  11.25%, 06/01/11                                1,450,000        1,696,500
============================================================================
                                                                   6,872,125
============================================================================

FOOD RETAIL-0.88%

Ahold Finance USA, Inc., Sr. Unsec. Gtd.
  Unsub. Notes, 8.25%, 07/15/10                   4,630,000        4,977,250
----------------------------------------------------------------------------
Ahold Lease USA, Inc.-Series 2001 A-1, Gtd.
  Asset-Backed Pass Through Ctfs., 7.82%,
  01/02/20                                        6,189,800        6,267,172
----------------------------------------------------------------------------
                                                                  11,244,422
============================================================================

FOREST PRODUCTS-0.57%

Ainsworth Lumber Co. Ltd. (Canada),
  Sr. Notes, 6.75%, 03/15/14 (Acquired
  02/27/04; Cost $1,380,000)(a)                   1,380,000        1,331,700
----------------------------------------------------------------------------
  6.75%, 03/15/14 (Acquired 05/11/04;
  Cost $3,331,591)(a)                             3,700,000        3,570,500
----------------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Global Notes, 7.75%, 11/15/13        1,385,000        1,419,625
----------------------------------------------------------------------------
Riverside Forest Products Ltd. (Canada), Sr.
  Notes, 7.88%, 03/01/14 (Acquired 02/17/04;
  Cost $920,000)(a)                                 920,000          963,700
============================================================================
                                                                   7,285,525
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

GAS UTILITIES-0.64%

SEMCO Energy, Inc.,
  Sr. Global Notes, 7.75%, 05/15/13            $  1,890,000   $    1,981,079
----------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.13%, 05/15/08        1,885,000        1,969,825
----------------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%, 07/15/11     2,880,000        2,642,400
----------------------------------------------------------------------------
Southern Natural Gas Co., Sr. Unsec. Global
  Notes, 8.88%, 03/15/10                          1,450,000        1,598,625
============================================================================
                                                                   8,191,929
============================================================================

HEALTH CARE DISTRIBUTORS-0.42%

AmerisourceBergen Corp., Sr. Unsec. Gtd.
  Global Notes, 7.25%, 11/15/12                   4,130,000        4,315,850
----------------------------------------------------------------------------
National Nephrology Associates, Inc., Sr.
  Sub. Notes, 9.00%, 11/01/11 (Acquired
  10/16/03; Cost $910,000)(a)                       910,000        1,051,050
============================================================================
                                                                   5,366,900
============================================================================

HEALTH CARE EQUIPMENT-0.80%

Medex, Inc., Sr. Sub. Global Notes, 8.88%,
  05/15/13                                        4,125,000        4,393,125
----------------------------------------------------------------------------
MedQuest Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 11.88%, 08/15/12                         2,880,000        3,283,200
----------------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09                                 2,300,000        2,553,000
============================================================================
                                                                  10,229,325
============================================================================

HEALTH CARE FACILITIES-3.67%

Ardent Health Services LLC, Sr. Sub. Global
  Notes, 10.00%, 08/15/13                         1,930,000        2,103,700
----------------------------------------------------------------------------
Beverly Enterprises, Inc., Sr. Sub. Notes,
  7.88%, 06/15/14 (Acquired 06/18/04-
  06/21/04; Cost $3,579,319)(a)                   3,635,000        3,671,350
----------------------------------------------------------------------------
Concentra Operating Corp., Sr. Unsec. Gtd.
  Sub. Notes, 9.13%, 06/01/12 (Acquired
  05/25/04; Cost $1,829,271)(a)                   1,855,000        1,980,212
----------------------------------------------------------------------------
Genesis HealthCare Corp., Sr. Sub. Global
  Notes, 8.00%, 10/15/13                          1,815,000        1,914,825
----------------------------------------------------------------------------
Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Global Notes, 10.38%, 02/15/09             1,920,000        1,939,200
----------------------------------------------------------------------------
HEALTHSOUTH Corp., Sr. Unsec. Global Notes,
  8.38%, 10/01/11                                10,350,000       10,039,500
----------------------------------------------------------------------------
Tenet Healthcare Corp.,
  Sr. Notes, 9.88%, 07/01/14 (Acquired
  06/15/04; Cost $3,149,987)(a)                   3,225,000        3,354,000
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 6.38%, 12/01/11               7,415,000        6,692,037
----------------------------------------------------------------------------
Triad Hospitals, Inc., Sr. Sub. Notes, 7.00%,
  11/15/13                                        7,360,000        7,268,000
----------------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes, 10.00%,
  12/15/11                                        6,840,000        7,797,600
============================================================================
                                                                  46,760,424
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

HEALTH CARE SERVICES-0.52%

Quintiles Transnational Corp., Sr. Unsec.
  Sub. Global Notes, 10.00%, 10/01/13          $  3,750,000   $    3,862,500
----------------------------------------------------------------------------
Team Health, Inc., Sr. Sub. Notes, 9.00%,
  04/01/12 (Acquired 03/12/04; Cost
  $2,760,000)(a)                                  2,760,000        2,697,900
============================================================================
                                                                   6,560,400
============================================================================

HEALTH CARE SUPPLIES-0.88%

Fisher Scientific International Inc., Sr.
  Unsec. Sub. Global Notes, 8.13%, 05/01/12       7,790,000        8,559,262
----------------------------------------------------------------------------
Inverness Medical Innovations, Inc., Sr. Sub.
  Notes, 8.75%, 02/15/12 (Acquired 02/05/04;
  Cost $2,765,000)(a)                             2,765,000        2,695,875
============================================================================
                                                                  11,255,137
============================================================================

HOME FURNISHINGS-0.44%

Interface, Inc., Sr. Sub. Notes, 9.50%,
  02/01/14 (Acquired 01/27/04; Cost
  $1,840,000)(a)                                  1,840,000        1,872,200
----------------------------------------------------------------------------
Sealy Mattress Co., Sr. Sub. Notes, 8.25%,
  06/15/14 (Acquired 03/30/04; Cost
  $3,675,000)(a)                                  3,675,000        3,693,375
============================================================================
                                                                   5,565,575
============================================================================

HOMEBUILDING-0.65%

Technical Olympic USA, Inc., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 07/01/10                   2,850,000        2,964,000
----------------------------------------------------------------------------
WCI Communities, Inc., Sr. Sub. Notes,
  10.63%, 02/15/11                                4,770,000        5,294,700
============================================================================
                                                                   8,258,700
============================================================================

HOTELS, RESORTS & CRUISE LINES-3.28%

Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                        2,140,000        2,365,877
----------------------------------------------------------------------------
Intrawest Corp. (Canada),
  Sr. Unsec. Global Notes, 7.50%, 10/15/13        2,920,000        2,941,900
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 10.50%,
  02/01/10                                        7,145,000        7,752,325
----------------------------------------------------------------------------
Kerzner International Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Global Notes, 8.88%,
  08/15/11                                        4,780,000        5,174,350
----------------------------------------------------------------------------
La Quinta Properties, Inc., Sr. Global Notes,
  8.88%, 03/15/11                                 4,830,000        5,349,225
----------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia),
  Sr. Unsec. Global Notes, 8.00%, 05/15/10        2,845,000        3,101,050
----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 8.75%,
  02/02/11                                        7,320,000        8,271,600
----------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Sr. Gtd. Global Notes, 7.88%, 05/01/12          6,235,000        6,764,975
============================================================================
                                                                  41,721,302
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

HOUSEHOLD APPLIANCES-0.29%

Fedders North America Inc., Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/14                $  4,600,000   $    3,703,000
============================================================================

INDUSTRIAL MACHINERY-1.15%

Aearo Co. I, Sr. Sub. Notes, 8.25%, 04/15/12
  (Acquired 04/01/04; Cost $1,340,000)(a)         1,340,000        1,373,500
----------------------------------------------------------------------------
Manitowoc Co., Inc. (The), Sr. Unsec. Gtd.
  Sub. Global Notes, 10.50%, 08/01/12             5,720,000        6,549,400
----------------------------------------------------------------------------
Valmont Industries, Inc., Sr. Gtd. Sub.
  Notes, 6.88%, 05/01/14 (Acquired 04/29/04;
  Cost $2,775,000)(a)                             2,775,000        2,775,000
----------------------------------------------------------------------------
Wolverine Tube, Inc., Sr. Notes, 7.38%,
  08/01/08 (Acquired 05/14/03-10/20/03; Cost
  $3,524,719)(a)                                  3,965,000        3,885,700
============================================================================
                                                                  14,583,600
============================================================================

INTEGRATED OIL & GAS-1.61%

PDVSA Finance Ltd. (Cayman Islands), Global
  Notes, 8.50%, 11/16/12                         11,260,000       11,710,400
----------------------------------------------------------------------------
Petrobras International Finance Co. (Cayman
  Islands), Sr. Unsec. Unsub. Global Notes,
  9.13%, 07/02/13                                 8,315,000        8,751,537
============================================================================
                                                                  20,461,937
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.96%

LCI International, Inc., Sr. Notes, 7.25%,
  06/15/07                                       11,015,000       10,078,725
----------------------------------------------------------------------------
NTELOS Inc., Conv. Notes, 9.00%, 08/15/13
  (Acquired 04/10/03; $4,950,000)(a)(d)(e)        4,950,000        4,950,000
----------------------------------------------------------------------------
Qwest Capital Funding, Inc.,
  Unsec. Gtd. Global Notes,
  7.00%, 08/03/09                                 4,945,000        4,425,775
----------------------------------------------------------------------------
  7.25%, 02/15/11                                 6,620,000        5,742,850
----------------------------------------------------------------------------
Qwest Communications International Inc.,
  Sr. Floating Rate Notes, 4.75%, 02/15/09
  (Acquired 01/30/04; Cost $3,680,000)(a)(c)      3,680,000        3,532,800
----------------------------------------------------------------------------
  Sr. Notes, 7.25%, 02/15/11 (Acquired
  01/30/04-05/12/04; Cost $8,762,969)(a)          9,275,000        8,996,750
============================================================================
                                                                  37,726,900
============================================================================

INVESTMENT BANKING & BROKERAGE-0.18%

E*TRADE Financial Corp., Sr. Notes, 8.00%,
  06/15/11 (Acquired 06/02/04; Cost
  $2,305,000)(a)                                  2,305,000        2,310,762
============================================================================

LEISURE FACILITIES-0.59%

Six Flags, Inc. Sr. Global Notes, 9.63%,
  06/01/14                                        4,615,000        4,303,487
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
LEISURE FACILITIES-(CONTINUED)

Universal City Development Partners, Ltd.,
  Sr. Global Notes, 11.75%, 04/01/10           $  2,800,000   $    3,262,000
============================================================================
                                                                   7,565,487
============================================================================

LEISURE PRODUCTS-0.46%

Bombardier Recreational Products Inc.
  (Canada), Sr. Sub. Notes, 8.38%, 12/15/13
  (Acquired 12/11/03-04/27/04; Cost
  $5,779,725)(a)                                  5,800,000        5,887,000
============================================================================

LIFE & HEALTH INSURANCE-0.15%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $1,877,504)(a)         1,900,000        1,926,524
============================================================================

MARINE-0.23%

Overseas Shipholding Group, Inc., Sr. Unsec.
  Global Notes, 8.25%, 03/15/13                   2,715,000        2,877,900
============================================================================

METAL & GLASS CONTAINERS-4.34%

Anchor Glass Container Corp., Sr. Sec. Global
  Notes, 11.00%, 02/15/13                         6,340,000        7,291,000
----------------------------------------------------------------------------
Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12                                2,020,000        1,974,550
----------------------------------------------------------------------------
Crown European Holdings S.A. (France),
  Sr. Sec. Second Lien Global Notes, 9.50%,
  03/01/11                                        7,545,000        8,337,225
----------------------------------------------------------------------------
  Sr. Sec. Third Lien Global Notes, 10.88%,
  03/01/13                                        1,000,000        1,160,000
----------------------------------------------------------------------------
Greif Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.88%, 08/01/12                          4,775,000        5,228,625
----------------------------------------------------------------------------
Owens-Brockway Glass Container Inc.,
  Sr. Sec. Gtd. Global Notes,
  7.75%, 05/15/11                                 2,715,000        2,864,325
----------------------------------------------------------------------------
  8.75%, 11/15/12                                 5,540,000        6,107,850
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.25%,
  05/15/13                                        4,150,000        4,388,625
----------------------------------------------------------------------------
Owens-Illinois, Inc., Sr. Unsec. Deb., 7.50%,
  05/15/10                                        3,675,000        3,739,313
----------------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 09/01/11                  4,670,000        5,078,625
----------------------------------------------------------------------------
Pliant Corp.,
  Sr. Sec. Global Disc. Notes, 11.13%,
  06/15/09(b)                                     4,300,000        3,805,500
----------------------------------------------------------------------------
  Sr. Sec. Second Lien Global Notes, 11.13%,
  09/01/09                                        3,575,000        3,878,875
----------------------------------------------------------------------------
U.S. Can Corp., Sr. Sec. Gtd. Global Notes
  10.88%, 07/15/10                                1,395,000        1,422,900
============================================================================
                                                                  55,277,413
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

MOVIES & ENTERTAINMENT-0.79%

AMC Entertainment Inc.,
  Sr. Unsec. Sub. Notes, 9.88%, 02/01/12       $  3,750,000   $    3,862,500
----------------------------------------------------------------------------
  Sr. Sub. Notes, 8.00%, 03/01/14 (Acquired
  07/22/04; Cost $1,687,563)(a)(e)                1,675,000        1,553,563
----------------------------------------------------------------------------
River Rock Entertainment Authority, Sr.
  Notes, 9.75%, 11/01/11                          1,850,000        2,007,250
----------------------------------------------------------------------------
Warner Music Group, Sr. Sub. Notes, 7.38%,
  04/15/14 (Acquired 04/01/04; Cost
  $2,755,000)(a)                                  2,755,000        2,658,575
============================================================================
                                                                  10,081,888
============================================================================

MULTI-UTILITIES & UNREGULATED POWER-6.03%

AES Corp. (The),
  Sr. Sec. Second Priority Notes, 8.75%,
  05/15/13 (Acquired 05/01/03-08/12/03; Cost
  $3,614,525)(a)                                  3,650,000        4,005,875
----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 7.75%, 03/01/14        5,700,000        5,571,750
----------------------------------------------------------------------------
AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19                                 8,860,922        9,303,968
----------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08          3,365,000        2,119,950
----------------------------------------------------------------------------
Calpine Corp.,
  Sr. Sec. Notes, 8.75%, 07/15/13 (Acquired
  07/10/03-05/11/04; Cost $8,333,913)(a)          8,665,000        6,932,000
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.25%, 08/15/05               6,765,000        6,325,275
----------------------------------------------------------------------------
Calpine Generating Co., LLC, Sec. Floating
  Rate Notes, 7.35%, 04/01/10 (Acquired
  03/23/04-05/11/04; Cost $5,206,113)(a)(c)       5,525,000        5,262,563
----------------------------------------------------------------------------
Mirant Americas Generation, LLC, Sr. Unsec.
  Notes, 7.63%, 05/01/06(e)(h)                    7,750,000        6,238,750
----------------------------------------------------------------------------
NRG Energy, Inc., Sr. Sec. Gtd. Second
  Priority Notes, 8.00%, 12/15/13 (Acquired
  12/17/03-04/12/04; Cost $6,134,300)(a)          7,115,000        7,328,450
----------------------------------------------------------------------------
Reliant Energy Inc., Sr. Sec. Global Notes,
  9.25%, 07/15/10                                 4,805,000        5,129,338
----------------------------------------------------------------------------
Reliant Energy Mid-Atlantic Power Holdings,
  LLC-Series B, Sr. Unsec. Pass Through
  Ctfs., 9.24%, 07/02/17                          2,956,853        3,222,969
----------------------------------------------------------------------------
Reliant Resources, Inc., Sr. Sec. Global
  Notes, 9.50%, 07/15/13                          4,605,000        4,961,888
----------------------------------------------------------------------------
Williams Cos., Inc. (The),
  Notes, 7.13%, 09/01/11                          4,940,000        5,162,300
----------------------------------------------------------------------------
  Sr. Notes, 8.63%, 06/01/10                      4,665,000        5,259,788
============================================================================
                                                                  76,824,864
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

OFFICE ELECTRONICS-0.91%

Xerox Corp.,
  Sr. Unsec. Notes,
  7.13%, 06/15/10                              $  3,650,000   $    3,768,625
----------------------------------------------------------------------------
  7.63%, 06/15/13                                 7,545,000        7,761,919
============================================================================
                                                                  11,530,544
============================================================================

OIL & GAS EQUIPMENT & SERVICES-1.57%

CHC Helicopter Corp. (Canada), Sr. Sub.
  Notes, 7.38%, 05/01/14 (Acquired 04/21/04;
  Cost $1,094,005)(a)                             1,100,000        1,102,750
----------------------------------------------------------------------------
Grant Prideco Escrow Corp., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 12/15/09                   2,740,000        3,041,400
----------------------------------------------------------------------------
Hanover Compressor Co.,
  Sr. Notes, 9.00%, 06/01/14                      1,855,000        1,957,025
----------------------------------------------------------------------------
  Sr. Unsec. Sub. Gtd. Notes, 8.63%, 12/15/10     1,845,000        1,946,475
----------------------------------------------------------------------------
Key Energy Services, Inc., Sr. Notes, 6.38%,
  05/01/13                                        4,790,000        4,538,525
----------------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Global Notes,
  8.88%, 05/15/11                                 6,765,000        7,407,675
============================================================================
                                                                  19,993,850
============================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.53%

Paramount Resources Ltd. (Canada), Sr. Yankee
  Notes, 8.88%, 07/15/14                          4,140,000        4,160,700
----------------------------------------------------------------------------
Swift Energy Co., Sr. Unsec. Notes, 7.63%,
  07/15/11                                        2,455,000        2,528,650
============================================================================
                                                                   6,689,350
============================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-3.02%

CITGO Petroleum Corp., Sr. Unsec. Global
  Notes, 11.38%, 02/01/11                         8,545,000        9,954,925
----------------------------------------------------------------------------
El Paso CGP Co., Unsec. Notes, 7.75%,
  06/15/10                                        4,910,000        4,566,300
----------------------------------------------------------------------------
El Paso Production Holding Co., Sr. Unsec.
  Gtd. Global Notes, 7.75%, 06/01/13              7,585,000        7,281,600
----------------------------------------------------------------------------
GulfTerra Energy Partners, L.P.,
  Sr. Unsec. Global Notes, 6.25%, 06/01/10        2,805,000        2,882,138
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub. Global
  Notes, 8.50%, 06/01/11                          6,801,000        7,481,100
----------------------------------------------------------------------------
Pacific Energy Partners LP/Pacific Energy
  Finance Corp., Sr. Notes, 7.13%, 06/15/14
  (Acquired 06/10/04; Cost $2,259,842)(a)         2,300,000        2,380,500
----------------------------------------------------------------------------
Premcor Refining Group Inc. (The), Sr. Unsec.
  Global Notes, 7.50%, 06/15/15                   3,740,000        3,973,750
============================================================================
                                                                  38,520,313
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

PACKAGED FOODS & MEATS-0.72%

Dole Food Co., Inc., Sr. Unsec. Global Notes,
  8.88%, 03/15/11                              $  4,830,000   $    5,168,100
----------------------------------------------------------------------------
Pinnacle Foods Holding Corp.,
  Sr. Sub. Notes,
  8.25%, 12/01/13 (Acquired 02/05/04; Cost
  $2,864,429)(a)                                  2,765,000        2,647,488
----------------------------------------------------------------------------
  8.25%, 12/01/13 (Acquired 11/20/03; Cost
  $1,385,000)(a)                                  1,385,000        1,329,600
============================================================================
                                                                   9,145,188
============================================================================

PAPER PACKAGING-0.30%

Jefferson Smurfit Corp., Sr. Unsec. Gtd.
  Unsub. Global Notes, 7.50%, 06/01/13            3,775,000        3,850,500
============================================================================

PAPER PRODUCTS-2.66%

Abitibi-Consolidated Inc. (Canada), Floating
  Rate Notes, 5.02%, 06/15/11 (Acquired
  06/10/04; Cost $1,845,000)(a)(c)                1,845,000        1,877,288
----------------------------------------------------------------------------
Bowater Inc., Global Notes, 6.50%, 06/15/13       8,170,000        7,822,775
----------------------------------------------------------------------------
Cascades Inc. (Canada), Sr. Unsec. Global
  Notes, 7.25%, 02/15/13                          5,405,000        5,540,125
----------------------------------------------------------------------------
Cellu Tissue Holdings, Inc., Sr. Sec. Notes,
  9.75%, 03/15/10 (Acquired 03/05/04; Cost
  $2,833,170)(a)                                  2,865,000        2,865,000
----------------------------------------------------------------------------
Georgia-Pacific Corp.,
  Sr. Gtd. Global Notes, 7.38%, 07/15/08          3,850,000        4,148,375
----------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.00%, 01/15/24        2,770,000        2,911,963
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.88%,
  02/01/10                                        6,820,000        7,825,950
----------------------------------------------------------------------------
Norske Skog Canada Ltd. (Canada)-Series D,
  Sr. Unsec. Gtd. Global Notes, 8.63%,
  06/15/11                                          800,000          866,000
============================================================================
                                                                  33,857,476
============================================================================

PERSONAL PRODUCTS-1.29%

Elizabeth Arden, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 7.75%, 01/15/14                   4,605,000        4,731,638
----------------------------------------------------------------------------
Herbalife International, Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 11.75%, 07/15/10        5,270,000        5,981,450
----------------------------------------------------------------------------
Playtex Products, Inc., Sr. Sec. Notes,
  8.00%, 03/01/11 (Acquired 02/04/04; Cost
  $5,550,781)(a)                                  5,545,000        5,752,938
============================================================================
                                                                  16,466,026
============================================================================

PHARMACEUTICALS-0.88%

aaiPharma Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 11.50%, 04/01/10                         6,525,000        5,448,375
----------------------------------------------------------------------------
Athena Neurosciences Finance, LLC., Sr.
  Unsec. Unsub. Gtd. Notes, 7.25%, 02/21/08       3,385,000        3,368,075
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
PHARMACEUTICALS-(CONTINUED)

Valeant Pharmaceuticals International, Sr.
  Notes, 7.00%, 12/15/11 (Acquired 12/09/03-
  02/06/04; Cost $2,496,600)(a)                $  2,470,000   $    2,432,950
============================================================================
                                                                  11,249,400
============================================================================

PUBLISHING-1.14%

Medianews Group Inc., Sr. Unsec. Sub. Global
  Notes, 6.88%, 10/01/13                          3,230,000        3,141,175
----------------------------------------------------------------------------
PRIMEDIA Inc., Sr. Notes, 8.00%, 05/15/13
  (Acquired 05/08/03-08/18/03; Cost
  $5,685,681)(a)                                  5,750,000        5,376,250
----------------------------------------------------------------------------
Vertis Inc.-Series B, Sr. Unsec. Gtd. Global
  Notes, 10.88%, 06/15/09                         5,510,000        6,047,225
============================================================================
                                                                  14,564,650
============================================================================

RAILROADS-1.24%

Grupo Transportacion Ferroviaria Mexicana,
  S.A. de C.V. (Mexico),
  Sr. Gtd. Yankee Notes, 10.25%, 06/15/07         3,395,000        3,442,530
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Yankee Deb., 11.75%,
  06/15/09                                        8,223,000        8,181,885
----------------------------------------------------------------------------
Kansas City Southern Railway, Sr. Unsec. Gtd.
  Global Notes, 9.50%, 10/01/08                   3,829,000        4,192,755
============================================================================
                                                                  15,817,170
============================================================================

REAL ESTATE-1.62%

Host Marriott L.P.,
  Sr. Unsec. Notes, 7.00%, 08/15/12 (Acquired
  07/27/04; Cost $2,368,757)(a)(e)                2,405,000        2,386,963
----------------------------------------------------------------------------
  Series G, Sr. Gtd. Global Notes, 9.25%,
  10/01/07                                        5,400,000        5,994,000
----------------------------------------------------------------------------
  Series I, Unsec. Gtd. Global Notes, 9.50%,
  01/15/07                                        1,420,000        1,562,000
----------------------------------------------------------------------------
iStar Financial Inc.,
  Sr. Unsec. Notes,
  6.50%, 12/15/13                                 3,690,000        3,708,450
----------------------------------------------------------------------------
  8.75%, 08/15/08                                   422,000          476,860
----------------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Global Notes, 9.13%, 01/15/11                   4,570,000        4,775,650
----------------------------------------------------------------------------
Ventas Realty L.P./Ventas Capital Corp., Sr.
  Unsec. Gtd. Global Notes, 8.75%, 05/01/09       1,525,000        1,662,250
============================================================================
                                                                  20,566,173
============================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.14%

LNR Property Corp.-Series A, Sr. Sub. Global
  Notes, 7.25%, 10/15/13                          1,850,000        1,845,375
============================================================================

REGIONAL BANKS-0.63%

Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12                                 7,225,000        7,983,625
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

SEMICONDUCTORS-0.46%

Viasystems Inc., Sr. Sub. Notes, 10.50%,
  01/15/11 (Acquired 12/12/03-02/25/04; Cost
  $6,246,163)(a)                               $  6,005,000   $    5,884,900
============================================================================

SOVEREIGN DEBT-0.11%

Federative Republic of Brazil (Brazil),
  Global Bonds, 10.50%, 07/14/14                  1,445,000        1,455,115
============================================================================

SPECIALTY CHEMICALS-4.01%

BCP Caylux Holdings Luxembourg S.C.A.
  (Luxembourg), Sr. Sub. Notes, 9.63%,
  06/15/14 (Acquired 06/03/04-06/28/04; Cost
  $3,292,100)(a)                                  3,230,000        3,367,275
----------------------------------------------------------------------------
Huntsman Advanced Materials LLC, Sr. Sec.
  Second Lien Notes, 11.00%, 07/15/10
  (Acquired 06/23/03; Cost $2,730,000)(a)         2,730,000        3,105,375
----------------------------------------------------------------------------
Huntsman Co. LLC, Sr. Unsec. Gtd. Global
  Notes, 11.63%, 10/15/10                         5,095,000        5,693,663
----------------------------------------------------------------------------
Huntsman International LLC, Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/09                   7,625,000        8,158,750
----------------------------------------------------------------------------
Millennium America Inc.,
  Sr. Notes, 9.25%, 06/15/08 (Acquired
  04/22/03-11/12/03; Cost $2,860,913)(a)          2,680,000        2,907,800
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 9.25%,
  06/15/08                                        4,060,000        4,405,100
----------------------------------------------------------------------------
Nalco Co., Sr. Sub. Notes, 8.88%, 11/15/13
  (Acquired 05/05/04-05/11/04; Cost
  $5,702,863)(a)                                  5,565,000        5,843,250
----------------------------------------------------------------------------
Nalco Finance Holdings Inc., Sr. Disc. Notes,
  9.00%, 02/01/14 (Acquired 01/15/04-
  04/13/04; Cost $4,039,589)(a)(b)                6,450,000        4,321,500
----------------------------------------------------------------------------
OM Group, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 12/15/11                          5,185,000        5,366,475
----------------------------------------------------------------------------
Rhodia S.A. (France), Sr. Notes, 7.63%,
  06/01/10 (Acquired 05/20/03; Cost
  $1,860,000)(a)                                  1,860,000        1,720,500
----------------------------------------------------------------------------
Westlake Chemical Corp., Sr. Unsec. Gtd.
  Global Notes, 8.75%, 07/15/11                   5,585,000        6,157,463
============================================================================
                                                                  51,047,151
============================================================================

SPECIALTY STORES-1.48%

Couche-Tard U.S. L.P./Couche-Tard Finance
  Corp., Sr. Sub. Global Notes, 7.50%,
  12/15/13                                        2,300,000        2,351,750
----------------------------------------------------------------------------
CSK Auto Inc., Unsec. Gtd. Global Notes,
  7.00%, 01/15/14                                 2,300,000        2,185,000
----------------------------------------------------------------------------
Nebraska Book Co., Inc., Sr. Unsec. Sub.
  Global Notes, 8.63%, 03/15/12                   4,600,000        4,577,000
----------------------------------------------------------------------------
Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14                                 4,620,000        4,608,450
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
SPECIALTY STORES-(CONTINUED)

Petco Animal Supplies Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 10.75%, 11/01/11          $  4,540,000   $    5,107,500
============================================================================
                                                                  18,829,700
============================================================================

STEEL-0.56%

AK Steel Corp., Sr. Unsec. Gtd. Global Notes,
  7.75%, 06/15/12                                   535,000          497,550
----------------------------------------------------------------------------
IPSCO, Inc. (Canada), Sr. Global Notes,
  8.75%, 06/01/13                                 5,935,000        6,676,875
============================================================================
                                                                   7,174,425
============================================================================

TEXTILES-0.37%

INVISTA, Sr. Notes, 9.25%, 05/01/12 (Acquired
  04/23/04; Cost $4,630,000)(a)                   4,630,000        4,751,538
============================================================================

TRUCKING-0.44%

Laidlaw International Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 06/15/11                  5,045,000        5,574,725
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-6.46%

AirGate PCS, Inc., Sr. Sec. Sub. Notes,
  9.38%, 09/01/09                                 5,319,900        5,240,102
----------------------------------------------------------------------------
Alamosa (Delaware), Inc., Sr. Unsec. Gtd.
  Disc. Notes, 12.00%, 07/31/09(b)                5,113,000        5,049,088
----------------------------------------------------------------------------
American Tower Corp., Sr. Global Notes,
  9.38%, 02/01/09                                 5,345,000        5,719,150
----------------------------------------------------------------------------
Centennial Cellular Operating Co./Centennial
  Communications Corp., Sr. Unsec. Gtd.
  Global Notes, 10.13%, 06/15/13                  6,500,000        6,743,750
----------------------------------------------------------------------------
Crown Castle International Corp., Sr. Global
  Notes, 9.38%, 08/01/11                          4,500,000        5,118,750
----------------------------------------------------------------------------
Dobson Communications Corp., Sr. Global
  Notes, 8.88%, 10/01/13                          6,535,000        5,031,950
----------------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Global Notes, 14.00%, 10/01/10(b)(e)(f)         5,150,000        1,660,875
----------------------------------------------------------------------------
Innova S. de R.L. (Mexico), Global Notes,
  9.38%, 09/19/13                                 9,205,000        9,803,325
----------------------------------------------------------------------------
iPCS Escrow Co., Sr. Unsec. Notes, 11.50%,
  05/01/12 (Acquired 04/22/04; Cost
  $3,780,000)(a)                                  3,780,000        3,921,750
----------------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(b)(e)(f)                               6,335,000        3,880,188
----------------------------------------------------------------------------
Millicom International Cellular S.A.
  (Luxembourg), Sr. Unsec. Notes, 10.00%,
  12/01/13 (Acquired 11/19/03; Cost
  $925,000)(a)                                      925,000          929,625
----------------------------------------------------------------------------
Nextel Communications, Inc.,
  Sr. Unsec. Notes,
  5.95%, 03/15/14                                 4,600,000        4,358,500
----------------------------------------------------------------------------
  7.38%, 08/01/15                                 2,535,000        2,668,088
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Nextel Partners, Inc., Sr. Global Notes,
  8.13%, 07/01/11                              $  3,710,000   $    3,876,950
----------------------------------------------------------------------------
Rural Cellular Corp., Sr. Unsec. Global
  Notes, 9.88%, 02/01/10                          3,690,000        3,708,450
----------------------------------------------------------------------------
SBA Telecommunications, Inc./SBA
  Communications Corp., Sr. Unsec. Disc.
  Global Notes, 9.75%, 12/15/11(b)                6,255,000        4,769,438
----------------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Global Notes, 14.00%, 05/15/10(b)         3,102,000        3,125,265
----------------------------------------------------------------------------
US Unwired Inc.,
  Sr. Sec. First Priority Floating Rate
  Notes, 5.79%, 06/15/10 (Acquired 06/10/04;
  Cost $2,765,000)(a)(c)                          2,765,000        2,834,125
----------------------------------------------------------------------------
  Sr. Sec. Second Priority Notes, 10.00%,
  06/15/12 (Acquired 06/10/04; Cost
  $913,799)(a)                                      920,000          943,000
----------------------------------------------------------------------------
Western Wireless Corp., Sr. Unsec. Global
  Notes, 9.25%, 07/15/13                          2,790,000        2,880,675
============================================================================
                                                                  82,263,044
============================================================================
    Total Bonds & Notes (Cost $1,170,323,526)                  1,182,388,067
============================================================================

                                                  SHARES
STOCKS & OTHER EQUITY INTERESTS-3.41%

ALTERNATIVE CARRIERS-0.00%

KMC Telecom Holdings, Inc.-Wts., expiring
  01/31/08(i)                                            35                0
----------------------------------------------------------------------------
WAM!NET Inc.-Wts., expiring 03/01/05(i)              17,100              171
============================================================================
                                                                         171
============================================================================

BROADCASTING & CABLE TV-0.04%

Knology, Inc.(j)                                     64,931          283,099
----------------------------------------------------------------------------
  Wts., expiring 10/22/07 (Acquired 03/12/98-
  02/01/00; Cost $270)(a)(d)(e)(i)                   47,295           20,148
----------------------------------------------------------------------------
XM Satellite Radio Inc.-Wts., expiring
  03/15/10(i)                                         3,750          206,250
============================================================================
                                                                     509,497
============================================================================

COMMUNICATIONS EQUIPMENT-0.00%

Loral Space & Communications, Ltd.-Wts.,
  expiring 12/26/06(i)                               74,000              370
============================================================================

CONSTRUCTION MATERIALS-0.00%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00-01/30/01; Cost
  $10,000)(a)(e)(i)                                  10,780              108
============================================================================

----------------------------------------------------------------------------
                                                                  MARKET
                                                  SHARES          VALUE

GENERAL MERCHANDISE STORES-0.01%

Travelcenters of America Inc.
  Wts., expiring 05/01/09 (Acquired 01/29/01;
  Cost $0)(a)(e)(i)                                  14,700   $       77,175
----------------------------------------------------------------------------
  Wts., expiring 05/01/09(i)                          4,900           25,725
============================================================================
                                                                     102,900
============================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.
  Series B, Pfd.-Wts, expiring 11/15/09
  (Acquired 06/13/00; Cost $0)(a)(e)(i)              21,155                0
----------------------------------------------------------------------------
  Wts, expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(a)(e)(i)                                  21,155                0
============================================================================
                                                                           0
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.19%

McLeodUSA Inc.-Wts., expiring 04/16/07(i)           117,164           15,231
----------------------------------------------------------------------------
NTELOS Inc.
  (Acquired 09/10/03; Cost
  $5,437,500)(a)(d)(e)                              246,765        5,330,124
----------------------------------------------------------------------------
  Wts., expiring 08/15/10 (Acquired 07/21/00-
  11/15/00; Cost $214,160)(a)(d)(e)(i)               33,035                0
----------------------------------------------------------------------------
Telewest Global, Inc.(j)                            861,044        9,729,797
----------------------------------------------------------------------------
XO Communications, Inc.
  Series A-Wts., expiring 01/16/10(i)                59,878           70,057
----------------------------------------------------------------------------
  Series B-Wts., expiring 01/16/10(i)                42,841           32,131
----------------------------------------------------------------------------
  Series C-Wts., expiring 01/16/10(i)                51,111           29,133
============================================================================
                                                                  15,206,473
============================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.61%

AES Trust VII, $3.00 Pfd.                           172,950        7,782,750
============================================================================

PUBLISHING-0.69%

PRIMEDIA Inc.
  Series D, 10.00% Pfd.                              57,750        5,457,375
----------------------------------------------------------------------------
  Series F, 9.20% Pfd.                               37,800        3,345,300
============================================================================
                                                                   8,802,675
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.87%

Alamosa Holdings, Inc.-Series B, Conv. Pfd.
  $18.75                                              6,433        3,604,114
----------------------------------------------------------------------------
American Tower Corp.-Wts., expiring 08/01/08
  (Acquired 01/22/03-04/29/03; Cost
  $414,167)(a)(e)(i)                                  7,220        1,494,540
----------------------------------------------------------------------------
Horizon PCS, Inc.-Wts., expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(a)(e)(i)              29,480              295
----------------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(a)(e)(i)                         6,880                7
----------------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01; Cost $0)(a)(e)(i)              14,340              144
----------------------------------------------------------------------------

                                                                  MARKET
                                                  SHARES          VALUE
----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

NII Holdings Inc.(j)                                156,147   $    5,936,709
----------------------------------------------------------------------------
UbiquiTel Operating Co.-Wts., expiring
  04/15/10 (Acquired 08/10/00; Cost
  $0)(a)(e)(i)                                       27,680              277
============================================================================
                                                                  11,036,086
============================================================================
    Total Stocks & Other Equity Interests
      (Cost $39,253,131)                                          43,441,030
============================================================================

----------------------------------------------------------------------------
                                                                  MARKET
                                                  SHARES          VALUE

MONEY MARKET FUNDS-2.14%

Liquid Assets Portfolio-Institutional
  Class(k)                                       13,631,880   $   13,631,880
============================================================================
STIC Prime Portfolio-Institutional Class(k)      13,631,880       13,631,880
============================================================================
    Total Money Market Funds (Cost
      $27,263,760)                                                27,263,760
============================================================================
TOTAL INVESTMENTS-98.40% (Cost
  $1,236,840,417)                                              1,253,092,857
============================================================================
OTHER ASSETS LESS LIABILITIES-1.60%                               20,316,611
============================================================================
NET ASSETS-100.00%                                            $1,273,409,468
____________________________________________________________________________
============================================================================

Investment Abbreviations:

Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 07/31/04 was $252,133,445, which represented 19.80% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Discounted note at issue. The interest rate represents the coupon rate at which the note will accrue at a specified future date.
(c) Interest rate is redetermined quarterly. Rate shown is rate in effect on 07/31/04.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at 07/31/04 was $10,562,417, which represented 0.84% of the Fund's total investments. See Note 1A.
(e) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 07/31/04 was $32,770,251, which represented 2.57% of the Fund's net assets.
(f) Defaulted security. Issuer has filed for protection under Chapter 11 of the U.S. Bankruptcy Code. The aggregate market value of these securities at 07/31/04 was $34,157,983, which represented 2.73% of the Fund's total investments.
(g) Interest rate is redetermined semi-annually. Rate shown is rate in effect on 07/31/04.
(h) Defaulted security. Currently, the issuer is in default with respect to interest payments. The aggregate market value of these securities at 07/31/04 was $9,326,137, which represented 0.74% of the Fund's total investments.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) Non-income producing security.
(k) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $1,209,576,657)                            $ 1,225,829,097
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $27,263,760)                        27,263,760
============================================================
     Total investments (cost
       $1,236,840,417)                         1,253,092,857
============================================================
Cash                                               1,409,685
------------------------------------------------------------
Receivables for:
  Investments sold                                 7,357,555
------------------------------------------------------------
  Fund shares sold                                   824,924
------------------------------------------------------------
  Dividends and interest                          23,597,333
------------------------------------------------------------
  Investments matured (Note 9)                        23,036
------------------------------------------------------------
  Amount due from advisor                            859,989
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   156,509
------------------------------------------------------------
Other assets                                         109,878
============================================================
     Total assets                              1,287,431,766
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                            6,196,408
------------------------------------------------------------
  Fund shares reacquired                           3,802,053
------------------------------------------------------------
  Dividends                                        2,754,306
------------------------------------------------------------
  Deferred compensation and retirement
     plans                                           270,333
------------------------------------------------------------
Accrued distribution fees                            548,641
------------------------------------------------------------
Accrued trustees' fees                                 2,061
------------------------------------------------------------
Accrued transfer agent fees                          385,937
------------------------------------------------------------
Accrued operating expenses                            62,559
============================================================
     Total liabilities                            14,022,298
============================================================
Net assets applicable to shares outstanding  $ 1,273,409,468
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 3,311,520,392
------------------------------------------------------------
Undistributed net investment income               (2,671,331)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                       (2,051,692,033)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                      16,252,440
============================================================
                                             $ 1,273,409,468
____________________________________________________________
============================================================


NET ASSETS:

Class A                                      $   555,042,329
____________________________________________________________
============================================================
Class B                                      $   411,088,471
____________________________________________________________
============================================================
Class C                                      $    75,971,085
____________________________________________________________
============================================================
Investor Class                               $   225,998,498
____________________________________________________________
============================================================
Institutional Class                          $     5,309,085
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          128,662,603
____________________________________________________________
============================================================
Class B                                           94,996,177
____________________________________________________________
============================================================
Class C                                           17,622,031
____________________________________________________________
============================================================
Investor Class                                    52,349,091
____________________________________________________________
============================================================
Institutional Class                                1,231,828
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          4.31
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $4.31 divided by
       95.25%)                               $          4.52
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                   $          4.33
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                   $          4.31
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
     share                                   $          4.32
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                   $          4.31
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $115,491,091
--------------------------------------------------------------------------
Dividends                                                        3,706,995
--------------------------------------------------------------------------
Dividends from affiliates                                          284,623
==========================================================================
     Total investment income                                   119,482,709
==========================================================================


EXPENSES:

Advisory fees                                                    7,060,337
--------------------------------------------------------------------------
Administrative services fees                                       345,709
--------------------------------------------------------------------------
Custodian fees                                                     110,784
--------------------------------------------------------------------------
Distribution fees:

  Class A                                                        1,495,500
--------------------------------------------------------------------------
  Class B                                                        4,960,921
--------------------------------------------------------------------------
  Class C                                                          851,815
--------------------------------------------------------------------------
  Investor Class                                                   445,275
--------------------------------------------------------------------------
Transfer agent fees:

  Class A, B, C and Investor                                     2,837,544
--------------------------------------------------------------------------
  Institutional Class                                                  594
--------------------------------------------------------------------------
Trustees' fees and retirement fees                                  30,595
--------------------------------------------------------------------------
Other                                                              688,172
==========================================================================
     Total expenses                                             18,827,246
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (276,588)
--------------------------------------------------------------------------
     Net expenses                                               18,550,658
==========================================================================
Net investment income                                          100,932,051
==========================================================================


REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                    47,647,309
==========================================================================
Net increase from payments by affiliates -- See Note 2             837,926
==========================================================================
Change in net unrealized appreciation of investment
  securities                                                    25,070,033
==========================================================================
Net gain from investment securities                             73,555,268
==========================================================================
Net increase in net assets resulting from operations          $174,487,319
__________________________________________________________________________
==========================================================================


See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  100,932,051    $   95,342,128
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             47,647,309      (164,599,730)
----------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                           837,926                --
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                    25,070,033       278,571,487
==============================================================================================
    Net increase in net assets resulting from operations         174,487,319       209,313,885
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (48,472,912)      (48,175,551)
----------------------------------------------------------------------------------------------
  Class B                                                        (36,610,283)      (41,662,189)
----------------------------------------------------------------------------------------------
  Class C                                                         (6,311,046)       (4,898,704)
----------------------------------------------------------------------------------------------
  Investor Class                                                 (15,359,857)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                                (47,509)               --
==============================================================================================
    Decrease in net assets resulting from distributions         (106,801,607)      (94,736,444)
==============================================================================================
Share transactions-net:
  Class A                                                        (25,301,882)       68,038,018
----------------------------------------------------------------------------------------------
  Class B                                                       (146,494,803)       13,140,786
----------------------------------------------------------------------------------------------
  Class C                                                           (249,978)       16,219,386
----------------------------------------------------------------------------------------------
  Investor Class                                                 223,068,292                --
----------------------------------------------------------------------------------------------
  Institutional Class                                              5,284,210                --
==============================================================================================
    Net increase in net assets resulting from share
     transactions                                                 56,305,839        97,398,190
==============================================================================================
    Net increase in net assets                                   123,991,551       211,975,631
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,149,417,917       937,442,286
==============================================================================================
  End of year (including undistributed net investment income of $(2,671,331) and $689,140 for 2004 and 2003,
    respectively)                                             $1,273,409,468    $1,149,417,917
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official

     Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

NOTE 2--ADVISORY FEES AND OTHER AFFILIATED PAYMENTS

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $6,992.

    For the year ended July 31, 2004, the advisor reimbursed the Fund for the economic loss of $837,926 for security rights that expired with value.

    For the period ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $93,147 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $345,709 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended July 31, 2004, AISI retained $1,560,292 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B and Class C Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C and Investor Class shares paid $1,495,500, $4,960,921, $851,815 and $322,764 respectively. AIM reimbursed $122,511 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees of the INVESCO High Yield Fund paid to INVESCO Distributors, Inc., the prior distributor of INVESCO High Yield Fund, and an AIM affiliate.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2004, AIM Distributors advised the Fund that it retained $138,959 in front-end sales commissions from the sale of Class A shares and $529,236, $16,634 and $20,917 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                       UNREALIZED
                 MARKET VALUE       PURCHASES         PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND               07/31/03          AT COST         FROM SALES      (DEPRECIATION)      07/31/04       INCOME      GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class             $    --       $299,579,656     $(285,947,776)       $    --        $13,631,880     $143,861       $    --
-------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                  --        298,615,816      (284,983,936)            --         13,631,880      140,762            --
===============================================================================================================================
  Total             $    --       $598,195,472     $(570,931,712)       $    --        $27,263,760     $284,623       $    --
===============================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $16,917 and credits in custodian fees of $37,021 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $53,938.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $7,617 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2004, the average interfund borrowings for the number of days outstanding was $18,549,917 with a weighted average interest rate of 1.44% and interest expense of $8,776.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended July 31, 2004.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested. At July 31, 2004, there were no securities out on loan to brokers.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                  2004           2003
-----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $106,801,607    $94,736,444
_________________________________________________________________________________________
=========================================================================================

TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
-------------------------------------------------------------------------------
Undistributed ordinary income                                   $       274,895
-------------------------------------------------------------------------------
Unrealized appreciation -- investments                                7,602,524
-------------------------------------------------------------------------------
Temporary book/tax differences                                       (1,514,774)
-------------------------------------------------------------------------------
Capital loss carryforward                                        (2,034,913,509)
-------------------------------------------------------------------------------
Post-October capital loss deferral                                   (9,560,060)
-------------------------------------------------------------------------------
Shares of beneficial interest                                     3,311,520,392
===============================================================================
Total net assets                                                $ 1,273,409,468
_______________________________________________________________________________
===============================================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, the deferral of capital losses, bond premium amortization and other timing differences.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2004 to utilizing $1,943,300,145 of capital loss carryforward in the fiscal year ended July 31, 2005.

    The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
------------------------------------------------------------------------------
July 31, 2006                                                   $  117,576,336
------------------------------------------------------------------------------
July 31, 2007                                                      330,885,143
------------------------------------------------------------------------------
July 31, 2008                                                      317,959,747
------------------------------------------------------------------------------
July 31, 2009                                                      187,591,628
------------------------------------------------------------------------------
July 31, 2010                                                      488,676,295
------------------------------------------------------------------------------
July 31, 2011                                                      510,629,455
------------------------------------------------------------------------------
July 31, 2012                                                       81,594,905
==============================================================================
Total capital loss carryforward                                 $2,034,913,509
______________________________________________________________________________
==============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003 the date of the reorganization of INVESCO High Yield Fund into the Fund are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $1,044,686,413 and $1,200,848,449, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp., which is in default with respect to the principal payments on $600,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 66,183,831
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (58,581,307)
==============================================================================
Net unrealized appreciation of investment securities             $  7,602,524
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,245,490,333.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of bond premiums, sales of defaulted bonds and capital loss carryforward limitations, on July 31, 2004, undistributed net investment income was increased by $2,570,888, undistributed net realized gain (loss) was increased by $291,408,879 and shares of beneficial interest decreased by $293,979,767. Further, as a result of capital loss carryforward limitations and tax deferrals acquired in the reorganization of INVESCO High Yield Fund into the Fund on November 3, 2003, undistributed net investment income was decreased by $61,803, undistributed net realized gain
(loss) was decreased by $462,394,473 and shares of beneficial interest increased by $462,456,276. These reclassifications had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                               CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              --------------------------------------------------------------
                                                                          2004                             2003
                                                              -----------------------------    -----------------------------
                                                                 SHARES          AMOUNT           SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       87,902,041    $ 369,269,080     163,631,121    $ 631,077,903
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       18,127,441       77,847,288      30,851,723      117,940,158
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       12,117,732       52,362,546      12,379,160       47,768,358
----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                              5,359,665       23,456,707              --               --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         1,221,889        5,241,327              --               --
============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        7,028,356       30,449,463       7,455,053       28,454,055
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                        4,377,543       19,024,636       5,176,658       19,722,338
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                          973,966        4,228,476         768,448        2,934,254
----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                              2,967,064       12,998,054              --               --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                            11,040           47,509              --               --
============================================================================================================================
Issued in connection with acquisitions:
  Class A                                                        3,472,810(c)    14,863,500(c)    8,999,611(d)    37,602,120(d)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                          625,758(c)     2,692,622(c)   10,480,525(d)    43,922,476(d)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        3,933,894(c)    16,848,468(c)    1,949,995(d)     8,144,636(d)
----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                             67,146,021(c)   287,723,965(c)           --               --
============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       13,318,518       57,901,548       7,570,103       29,132,839
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (13,278,261)     (57,901,548)     (7,535,951)     (29,132,839)
============================================================================================================================
Reacquired:(e)
  Class A                                                     (116,337,900)    (497,785,473)   (167,318,004)    (658,228,899)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (43,628,313)    (188,157,801)    (36,609,427)    (139,311,347)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (16,972,525)     (73,689,468)    (11,045,541)     (42,627,862)
----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            (23,123,659)    (101,110,434)             --               --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                            (1,101)          (4,626)             --               --
============================================================================================================================
                                                                15,241,979    $  56,305,839      26,753,474    $  97,398,190
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Investor Class shares commenced sales on September 30, 2003.
(b)  Institutional Class shares commenced sales on April 30, 2004.
(c) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO High Yield Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO High Yield Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 75,178,483 shares of the Fund for 83,984,532 shares of INVESCO High Yield Fund outstanding as of the close of business October 31, 2003. INVESCO High Yield Fund net assets at that date of $322,128,555 including $25,898,307 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,216,112,386.
(d) As of the opening of business on June 23, 2003, the Fund acquired all of the net assets of AIM High Yield Fund II pursuant to a plan of reorganization approved by the Trustees of the Fund on February 6, 2003 and AIM High Yield Fund II shareholders on June 4, 2003. The acquisition was accomplished by a tax-free exchange of 21,430,131 shares of the Fund for 14,799,134 shares of AIM High Yield Fund II outstanding as of the close of business June 20, 2003. AIM High Yield Fund II net assets at that date of $89,669,232 including $(611,924) of unrealized appreciation (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,256,561,728.
(e) Amount is net of redemption fees of $15,259, $11,302, $2,089, $6,213 and $146 for Class A, Class B, Class C, Investor Class and Institutional Class shares, respectively.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                              CLASS A
                                  -----------------------------------------------------------------------------------------------
                                                                                                  SEVEN MONTHS
                                                      YEAR ENDED JULY 31,                            ENDED            YEAR ENDED
                                  ------------------------------------------------------------      JULY 31,         DECEMBER 31,
                                    2004                  2003           2002           2001          2000               1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                          $   4.10              $   3.70       $   4.92       $   7.00     $     8.07         $     8.77
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income               0.33(a)               0.37(a)        0.49(b)        0.68           0.47               0.85
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                   0.23                  0.40          (1.19)         (2.03)         (1.03)             (0.66)
=================================================================================================================================
    Total from investment
      operations                      0.56                  0.77          (0.70)         (1.35)         (0.56)              0.19
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                           (0.35)                (0.37)         (0.52)         (0.69)         (0.49)             (0.87)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                     --                    --             --          (0.03)         (0.02)             (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                   --                    --             --          (0.01)            --                 --
=================================================================================================================================
    Total distributions              (0.35)                (0.37)         (0.52)         (0.73)         (0.51)             (0.89)
=================================================================================================================================
Redemption fees added to shares
  of beneficial interest              0.00                    --             --             --             --                 --
=================================================================================================================================
Net asset value, end of period    $   4.31              $   4.10       $   3.70       $   4.92     $     7.00         $     8.07
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                      13.92%                22.10%        (15.36)%       (19.98)%        (7.12)%             2.21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                        $555,042              $547,092       $417,974       $683,845     $1,056,453         $1,364,502
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                              1.05%(d)(e)           1.16%          1.07%          0.99%          0.93%(f)           0.92%
=================================================================================================================================
Ratio of net investment income
  to average net assets               7.68%(d)              9.64%         11.15%(b)      11.98%         10.79%(f)          10.06%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)              89%                  101%            59%            55%            23%                79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 11.22%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $598,200,173.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.06%.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                  CLASS B
                                           --------------------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                            YEAR ENDED JULY 31,                         ENDED         YEAR ENDED
                                           ------------------------------------------------------      JULY 31,      DECEMBER 31,
                                             2004             2003             2002        2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   4.12         $   3.71         $   4.93    $   7.01     $     8.07      $     8.76
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.30(a)          0.34(a)          0.45(b)     0.64           0.44            0.79
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.23             0.41            (1.18)      (2.03)         (1.03)          (0.66)
=================================================================================================================================
    Total from investment operations           0.53             0.75            (0.73)      (1.39)         (0.59)           0.13
=================================================================================================================================
Less distributions:
  Dividends from net investment income        (0.32)           (0.34)           (0.49)      (0.65)         (0.45)          (0.80)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                              --               --               --       (0.03)         (0.02)          (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                            --               --               --       (0.01)            --              --
=================================================================================================================================
    Total distributions                       (0.32)           (0.34)           (0.49)      (0.69)         (0.47)          (0.82)
=================================================================================================================================
Redemption fees added to shares of
  beneficial interest                          0.00               --               --          --             --              --
=================================================================================================================================
Net asset value, end of period             $   4.33         $   4.12         $   3.71    $   4.93     $     7.01      $     8.07
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)(d)                            13.06%           21.44%          (15.99)%    (20.60)%        (7.49)%          1.46%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $411,088         $530,239         $469,408    $756,704     $1,206,737      $1,559,864
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets        1.80%(e)(f)      1.91%            1.82%       1.75%          1.69%(g)        1.68%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                   6.93%(e)         8.89%           10.40%(b)    11.22%        10.03%(g)        9.30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(h)                       89%             101%              59%         55%            23%             79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value. Total return before reimbursement by the advisor was 12.80%.
(e)  Ratios are based on average daily net assets of $496,092,108.
(f) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.81%.
(g)  Annualized.
(h)  Not annualized for periods less than one year.

                                                                                      CLASS C
                                                   ------------------------------------------------------------------------------
                                                                YEAR ENDED JULY 31,                  SEVEN MONTHS     YEAR ENDED
                                                   ---------------------------------------------    ENDED JULY 31,   DECEMBER 31,
                                                    2004            2003       2002       2001           2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  4.10         $  3.70    $  4.92    $  6.99       $   8.05        $   8.74
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.30(a)         0.34(a)    0.45(b)    0.65           0.44            0.78
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                   0.23            0.40      (1.18)     (2.03)         (1.03)          (0.65)
=================================================================================================================================
    Total from investment operations                  0.53            0.74      (0.73)     (1.38)         (0.59)           0.13
=================================================================================================================================
Less distributions:
  Dividends from net investment income               (0.32)          (0.34)     (0.49)     (0.65)         (0.45)          (0.80)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                     --              --         --      (0.03)         (0.02)          (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
    income                                              --              --         --      (0.01)            --              --
=================================================================================================================================
    Total distributions                              (0.32)          (0.34)     (0.49)     (0.69)         (0.47)          (0.82)
=================================================================================================================================
Redemption fees added to shares of beneficial
  interest                                            0.00              --         --         --             --              --
=================================================================================================================================
Net asset value, end of period                     $  4.31         $  4.10    $  3.70    $  4.92       $   6.99        $   8.05
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                      13.12%          21.22%    (16.02)%   (20.52)%        (7.51)%          1.46%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $75,971         $72,086    $50,060    $81,871       $110,297        $129,675
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets               1.80%(d)(e)     1.91%      1.82%      1.75%          1.69%(f)        1.68%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                              6.93%(d)        8.89%     10.40%(b)   11.22%        10.03%(f)        9.30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                              89%            101%        59%        55%            23%             79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $85,181,525.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.81%.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                   (DATE SALES
                                                                  COMMENCED) TO
                                                                  JULY 31, 2004
----------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   4.20
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.28(a)
----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                 0.13
==================================================================================
    Total from investment operations                                     0.41
==================================================================================
Less distributions from net investment income                           (0.29)
----------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interest                   0.00
==================================================================================
Net asset value, end of period                                       $   4.32
__________________________________________________________________________________
==================================================================================
Total return(b)(c)                                                       9.93%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $225,998
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         0.96%(d)
----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.03%(d)
==================================================================================
Ratio of net investment income to average net assets                     7.77%(d)
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate(e)                                                 89%
__________________________________________________________________________________
==================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value. Total return before reimbursement by the advisor was 9.67%.
(d) Ratios are annualized and based on average daily net assets of $226,674,919.
(e)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                   JULY 31, 2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 4.39
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.09(a)
-----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        (0.08)
===================================================================================
    Total from investment operations                                    0.01
===================================================================================
Less distributions from net investment income                          (0.09)
-----------------------------------------------------------------------------------
Redemption fees added to beneficial interest                            0.00
===================================================================================
Net asset value, end of period                                        $ 4.31
___________________________________________________________________________________
===================================================================================
Total return(b)                                                         0.16%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $5,309
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets                                 0.67%(c)
===================================================================================
Ratio of net investment income to average net assets                    8.06%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                                89%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,338,324.
(d)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM High Yield Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM High Yield Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
September 17, 2004

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM High Yield Fund, an investment portfolio of AIM Investment Securities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                        WITHHOLDING
       TRUSTEES/ MATTER                                                VOTES FOR         AUTHORITY
---------------------------------------------------------------------------------------------------
(1)*   Bob R. Baker................................................  1,430,557,734      19,888,865
       Frank S. Bayley.............................................  1,430,328,954      20,117,645
       James T. Bunch..............................................  1,430,768,168      19,678,431
       Bruce L. Crockett...........................................  1,430,659,866      19,786,733
       Albert R. Dowden............................................  1,430,613,991      19,832,608
       Edward K. Dunn, Jr..........................................  1,430,557,918      19,888,681
       Jack M. Fields..............................................  1,430,604,411      19,842,188
       Carl Frischling.............................................  1,430,139,075      20,307,524
       Robert H. Graham............................................  1,430,382,712      20,063,887
       Gerald J. Lewis.............................................  1,430,101,093      20,345,506
       Prema Mathai-Davis..........................................  1,430,403,656      20,042,943
       Lewis F. Pennock............................................  1,430,682,327      19,764,272
       Ruth H. Quigley.............................................  1,430,286,369      20,160,230
       Louis S. Sklar..............................................  1,430,522,821      19,923,778
       Larry Soll, Ph.D............................................  1,430,500,783      19,945,816
       Mark H. Williamson..........................................  1,430,415,623      20,030,976

* Proposal required approval by a combined vote of all the portfolios of AIM Investment Securities Funds

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of May 31, 2004

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.   None
  Trustee, Chairman and                             (financial services holding company); Director and
  President                                         Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1992             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee                                           (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of May 31, 2004


The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1990               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (California)
  Trustee
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1990               Executive Vice President, Development and Operations, Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President,                               Counsel, A I M Management Group Inc. (financial services
  Secretary and Chief Legal                            holding company) and A I M Advisors, Inc.; Director and Vice
  Officer                                              President, INVESCO Distributors, Inc.; Vice President, A I M
                                                       Capital Management, Inc., A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director, Vice President and
                                                       General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           2004               Managing Director, Chief Fixed Income Officer and Senior
  Vice President                                       Investment Officer, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Director of Money Market Research and
  Vice President                                       Special Projects, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox(3) -- 1943        1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
                                                       Formerly: Senior Vice President, AIM Investment Services,
                                                       Inc.; and Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1992               Director of Cash Management, Managing Director and Chief
  Vice President                                       Cash Management Officer, A I M Capital Management, Inc;
                                                       Director and President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           2002               Director and Executive Vice President, A I M Management
  Vice President                                       Group, Inc., Director and Senior Vice President, A I M
                                                       Advisors, Inc., and Director, Chairman, President, Director
                                                       of Investments, Chief Executive Officer and Chief Investment
                                                       Officer, A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
--------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.
-------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942               None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President,
  Secretary and Chief Legal
  Officer
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox(3) -- 1943       N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

(3) Mr. Cox resigned from the Trust effective September 17, 2004 and Lisa Brinkley was appointed as the Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046-1173          Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Houston, TX 77010-4035
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103-7599     New York, NY 10022-3852                                         Boston, MA 02110-2801

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2004, 3.45% is eligible for the dividends received deduction for corporations.

For its tax year ended July 31, 2004, the Fund designated 3.45%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual percentages for the calendar year will be designated in the Fund's year-end tax statement.

                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------


If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.

AIMinvestments.com               HYI-AR-1         A I M Distributors, Inc.

                                                                 AIM INCOME FUND
                                   Annual Report to Shareholders o July 31, 2004

                                 [COVER IMAGE]

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                        --Registered Trademark--

====================================================================================================================================
AIM INCOME FUND SEEKS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH REASONABLE CONCERN FOR SAFETY OF PRINCIPAL.

o Unless otherwise stated, information presented in this report is as of 7/31/04 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             OTHER INFORMATION

o Effective 9/30/03, Class B shares are      o The unmanaged Lehman U.S. Aggregate         o The returns shown in the Management's
not available as an investment for           Bond Index (the Lehman Aggregate), which      Discussion of Fund Performance are based
retirement plans maintained pursuant to      represents the U.S. investment-grade          on net asset values calculated for
Section 401 of the Internal Revenue          fixed-rate bond market (including             shareholder transactions. Generally
Code, including 401(k) plans, money          government and corporate securities,          accepted accounting principles require
purchase pension plans and profit            mortgage pass-through securities and          adjustments to be made to the net assets
sharing plans. Plans that have existing      asset-backed securities), is compiled         of the fund at period end for financial
accounts invested in Class B shares will     by Lehman Brothers, a global investment       reporting purposes, and as such, the net
continue to be allowed to make               bank.                                         asset values for shareholder
additional purchases.                                                                      transactions and the returns based on
                                             o The unmanaged Lehman High Yield Index,      those net asset values may differ from
o Investor Class shares are closed to        which represents the performance of           the net asset values and returns
most investors. For more information on      high-yield debt securities, is compiled        reported in the Financial Highlights.
who may continue to invest in the            by Lehman Brothers, a global investment
Investor Class shares, please see the        bank.                                         o Industry classifications used in this
prospectus.                                                                                report are generally according to the
                                             o The unmanaged Lehman Municipal Bond         Global Industry Classification Standard,
o Class R shares are available only to       Index, which represents the performance       which was developed by and is the
certain retirement plans. Please see the     of investment-grade municipal bonds, is       exclusive property and a service mark of
prospectus for more information.             compiled by Lehman Brothers, a global         Morgan Stanley Capital International
                                             investment bank.                              Inc. and Standard & Poor's.
PRINCIPAL RISKS OF INVESTING IN THE FUND
                                             o The Lehman U.S. Credit Index consists       o The average credit quality of the
o International investing presents           of publicly issued U.S. corporate and         fund's holdings as of the close of the
certain risks not associated with            specified foreign debentures and secured      reporting period represents the weighted
investing solely in the United States.       notes that meet the specified maturity,       average quality rating of the securities
These include risks relating to              liquidity, and quality requirements. It       in the portfolio as assigned by
fluctuations in the value of the U.S.        is compiled by Lehman Brothers, a global      Nationally Recognized Statistical Rating
dollar relative to the values of other       investment bank. To qualify, bonds must       Organizations based on assessment of the
currencies, the custody arrangements         be SEC-registered.                            credit quality of the individual
made for the fund's foreign holdings,                                                      securities.
differences in accounting, political         o The unmanaged Lipper BBB-Rated Fund
risks and the lesser degree of public        Index represents an average of the 30         o Effective duration is a measure of a
information required to be provided by       largest BBB-rated bond funds tracked by       bond fund's price sensitivity to changes
non-U.S. companies.                          Lipper, Inc., an independent mutual fund      in interest rates. It also takes into
                                             performance monitor.                          account mortgage prepayments, puts,
o The fund invests in higher-yielding,                                                     adjustable coupons and potential call
lower-rated corporate bonds, commonly        o The unmanaged Standard & Poor's             dates.
known as junk bonds, which have a            Composite Index of 500 Stocks (the S&P
greater risk of price fluctuation and        500--Registered Trademark-- Index) is         A description of the policies and
loss of principal and income than do         an index of common stocks frequently          procedures that the fund uses to
U.S. government securities such as U.S.      used as a general measure of U.S. stock       determine how to vote proxies relating to
Treasury bills, notes and bonds, for         market performance.                           portfolio securities is available
which principal and any applicable                                                         without charge, upon request, from our
interest are guaranteed by the               o The fund is not managed to track the        Client Services department at
government if held to maturity.              performance of any particular index,          800-959-4246, or on the AIM Web site,
                                             including the indexes defined here, and       AIMinvestments.com. Scroll down on the
o U.S. Treasury securities such as           consequently, the performance of the          home page and click on AIM Funds Proxy
bills, notes and bonds offer a high          fund may deviate significantly from           Policy. This information is also
degree of safety, and they guarantee the     the performance of the indexes.               available on the Securities and Exchange
payment of principal and any applicable                                                    Commission's Web site, sec.gov.
interest if held to maturity. Fund           o A direct investment cannot be made in
shares are not insured, and their value      an index. Unless otherwise indicated,         Information regarding how the fund voted
and yield will vary with market              index results include reinvested              proxies related to its portfolio
conditions.                                  dividends, and they do not reflect sales      securities during the 12 months ended
                                             charges. Performance of an index of           6/30/04 is available at our Web site. Go
                                             funds reflects fund expenses;                 to AIMinvestments.com, access the About
                                             performance of a market index does not.       Us tab, click on Required Notices and
                                                                                           then click on Proxy Voting Activity.
                                                                                           Next, select your fund from the drop-down
                                                                                           menu.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark-- :

[PHOTO OF           After a brisk run-up in 2003, markets seemed to pause in
ROBERT H.           2004 in what appeared to be a holding pattern. During the
GRAHAM]             12-month period covered by this report, market sentiment
                    shifted from enthusiasm over an economic recovery to
ROBERT H. GRAHAM    caution. Rising interest rates, inflation--especially in
                    surging oil prices--the war on terrorism and the upcoming presidential election created uncertainty in the markets, resulting in relatively flat returns year to date in 2004 and a downturn in July.

                       This pattern was especially evident in the equity
                    markets. The S&P 500 Index gained 13.16% over the 12 months ending July 31, 2004, but much of the upswing occurred in the latter part of 2003. Year-to-date as of July 31, 2004, the S&P 500 Index returned 0.02%. Performance declined in July, with the index returning -3.31% for the month.

   The fiscal year proved especially challenging for the fixed-income market, especially near the end of the reporting period. Stronger-than-expected employment growth, an increase in inflation and the anticipation of a rate hike by the Federal Reserve caused a sell-off in the bond market during the second quarter of 2004. The Lehman U.S. Aggregate Bond Index returned 4.84% for the fiscal year covered by this report, but only 1.14% year-to-date as of July 31, 2004. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

   In a period of uncertainty like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.34% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.24%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

   For information on how your fund performed and was managed during the fiscal year covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   Shareholders were recently sent a prospectus supplement and question and answer document pertaining to settlement agreements among AIM and INVESCO with the Attorneys General of Colorado and New York and the U.S. Securities and Exchange Commission (SEC) to resolve market-timing investigations. We will continue to post updates on our Web site, AIMinvestments.com, as information becomes available.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM
Investments--Servicemark--. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
-------------------------
Robert H. Graham
Chairman and President
September 15, 2004

*Average annual total returns, July 31, 1979, to July 31, 2004.
Source: Lipper, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SHORTER AVERAGE DURATION                                                                   short-term debt, refund existing
CONTRIBUTED TO POSITIVE RETURN                                                             long-term debt and raise cash in
                                                                                           anticipation of future spending. As
AIM Income Fund's Class A shares             interest rates. In 2003, inflation            economic growth continued in the fourth
returned 6.64% at net asset value for        averaged 1% but rose to an annual rate        quarter of 2003, investors moved from
the fiscal year ending July 31, 2004.        of 2% during the first half of 2004. In       the safety of Treasuries toward higher
(Had the effects of sales charges been       response, the U.S. Federal Reserve (the       yields in the corporate market.
included, the return would have been         Fed) increased the federal funds target
lower.) Results for other share classes      rate from 1.00% to 1.25% in June 2004.           Amid economic and geopolitical
are found on page 3.                                                                       uncertainty, investors sought the
                                                In the U.S. fixed-rate securities          relative safety of bonds during the
   Your fund outperformed the Lehman         market, high yield issues outperformed        first quarter of 2004, driving down
U.S. Aggregate Bond Index, the Lehman        their investment-grade counterparts, on       yields and driving up bond prices. In
U.S. Credit Index and the Lipper             average, for the 12-month reporting           early April, the Labor Department
BBB-Rated Fund Index, which returned         period ended July 31, 2004, with the          reported a sharp increase in the number
4.84%, 5.83% and 6.51%, respectively,        Lehman High Yield Index returning             of jobs created in March. As
during the reporting period.                 13.07%. In comparison, the U.S.               expectations rose for increasingly rapid
                                             investment-grade fixed-rate bond market,      economic growth accompanied by inflation,
   The fund outperformed its benchmark      as measured by the Lehman U.S. Aggregate       the bond market suffered one of
indexes primarily because of the shorter     Bond Index, returned 4.84%, while the         its worst three-month periods in the
average duration of its holdings and         Lehman Municipal Bond Index returned          last decade.
exposure to high yield bonds. In             5.79% for the reporting period.
addition, timely exposure to foreign                                                       YOUR FUND
currencies during a period when the U.S.        Among the segments of the
dollar weakened against most currencies      investment-grade Lehman U.S. Aggregate        During the fiscal year ending July 31,
contributed to performance. Finally,         Bond Index, U.S. corporate instruments        2004, AIM Income Fund continued to focus
the fund benefited from its holdings         averaged the highest results with a           on securities we believed had favorable
of non-U.S. dollar denominated bonds         6.08% return, followed by fixed-rate          prospects for current income, consistent
because fixed-income investments             mortgage-backed securities at 5.11%,          with our concerns for safety of
overseas generally outperformed those in     U.S. agency investments at 3.88% and          principal. Within that framework, we
the United States for the reporting          U.S. Treasuries of various maturities at      invested primarily in fixed-rate
period.                                      an average of 3.85%.                          corporate bonds of both U.S. and
                                                                                           non-U.S. issuers (the fund may invest up
MARKET CONDITIONS                               During 2003, overall corporate             to 40% of total assets in foreign
                                             credit quality generally improved as a        securities). At the close of the
The economic expansion that began in         result of increased corporate profits.        reporting period, U.S. corporate bonds
2003 took hold in the first half of          The pace of corporate bond issuance           comprised approximately 51% of the fund
2004, triggering a rise in inflation and     increased in mid-2003 as firms took           portfolio, while foreign bonds accounted
the expectation of higher                    advantage of low bond yields to pay down      for roughly 32%. Approximately 90% of
                                                                                           fund assets were invested in
                                                                                           investment-grade debt, with

====================================================================================================================================

PORTFOLIO COMPOSITION                          TOP 10 FIXED INCOME ISSUERS                TOP 10 INDUSTRIES

Based on total investments and excludes        Excludes money market fund holdings        Excludes money market fund holdings
money market fund holdings
                                                1.Federal National Mortgage
               [PIE CHART]                        Association (FNMA)              5.0%     1.Sovereign Debt                   11.8%

International Corporate Bonds & Notes  32.1%    2.Patron's Legacy                 2.3      2.Diversified Banks                11.8

U.S. Mortgage-backed Securities         7.0%    3.Federal Home Loan Mortgage               3.Other Diversified Financial
                                                  Corp. (FHLMC)                   2.2        Services                         10.2
Asset-backed Securities                 5.5%
                                                4.Santander Financial Issuances            4.U.S. Mortgage-Backed Securities   6.8
Other                                   2.2%      (Cayman Islands)                2.2
                                                                                           5.Consumer Finance                  5.6
U.S. Government Agency Securities       1.5%    5.General Motors Acceptance Corp. 2.0
                                                                                           6.Electric Utilities                5.0
U.S. Treasury Securities                0.7%    6.Russian Federation (Russia)     2.0
                                                                                           7.Broadcasting & Cable TV           4.4
U.S. Corporate Bonds & Notes           51.0%    7.United Kingdom (Treasury of)
                                                   (United Kingdom)               1.9      8.Integrated Telecommunication
                                                                                             Services                          3.8
                                                8.Ford Motor Credit Co.           1.9
                                                                                           9.Integrated Oil & Gas              3.7
                                                9.Citicorp Lease                  1.4
                                                                                          10.Regional Banks                    3.4
                                               10.Capital One Financial Corp.     1.4

The fund's holdings are subject to
change, and there is no assurance that
the fund will continue to hold any
particular security.

====================================================================================================================================

high yield issues accounting for roughly        The fund's top sector weightings for                        JAN H. FRIEDLI
10% at period end. The fund also             the period were consumer discretionary                         Mr. Friedli is lead
maintained smaller weightings in U.S.        and financials. Specific issuers that         [FRIEDLI         portfolio manager of
and non-U.S. government obligations and      enhanced performance included credit          PHOTO]           AIM Income Fund. He
mortgaged-backed securities.                 card company Capital One Financial                             began his investment
                                             Corp., which experienced strong                                career in 1990 and
   A principal reason for positive           second-quarter earnings growth over the       joined AIM in 1999. Mr. Friedli
performance was the fund's shorter           same period in 2003. Another contributor      graduated cum laude from Villanova
average duration compared to that of         was media conglomerate Time Warner,           University with a B.S. in computer
its benchmarks, particularly during the      which also increased second quarter           science and earned an M.B.A. with honors
sell-off of bonds in April and May 2004      year-over-year earnings.                      from the University of Chicago.
in anticipation of rising interest
rates. At period end, the fund's average        Satellite communications company                            CAROLYN L. GIBBS
duration was 4.71 years, compared to         Intelsat and Citizens Communications,         [GIBBS           Ms. Gibbs, Chartered
5.33 years in July 2003.                     provider of access lines and other            PHOTO]           Financial Analyst, is a
                                             communication services, hindered                               portfolio manager of
   Average duration measures a bond          performance as bonds of both companies                         AIM Income Fund. She
fund's sensitivity to changes in             experienced price drops because of                             has been in the
interest rates. Since interest rates and     potential buyouts. The fund no longer         investment business since 1983. Ms.
bond prices move inversely, rising           held these two securities at the close        Gibbs is a Phi Beta Kappa graduate of
interest rates lower the value of bonds      of the reporting period.                      Texas Christian University, where she
in a fund's portfolio. Consequently, the                                                   received a B.A. in English. She also
longer a fund's average duration, the        IN CLOSING                                    received an M.B.A. in finance from The
more its net asset value (NAV) drops                                                       Wharton School of the University of
when interest rates rise.                    During the fiscal year ending July 31,        Pennsylvania.
                                             2004, we continued to pursue high
   Although both high yield and              current income consistent with                                 SCOT W. JOHNSON
investment-grade corporate bonds             reasonable principal protection by                             Mr. Johnson, Chartered
contributed to performance, the fund         investing in primarily investment-grade       [JOHNSON         Financial Analyst, is a
benefited particularly from its holdings     corporate bonds, with additional              PHOTO]           portfolio manager of
of high yield issues, which generally        investment in high yield bonds to                              AIM Income Fund. He
posted greater returns than                  enhance income potential. We are pleased                       joined AIM in 1994. He
investment-grade debt securities for the     to have provided a positive total return                       received both a B.A. in
reporting period. Performance was also       for the period and appreciate your            economics and an M.B.A. in finance from
enhanced by the fund's holdings of           continued investment in AIM Income Fund.      Vanderbilt University.
non-U.S. denominated bonds, which
generally outperformed U.S. Treasuries.                                                    Assisted by the Investment Grade Team
In addition, the fund's timely exposure
to the British pound, the euro and                See important fund and index
Australian and New Zealand dollars               disclosures inside front cover.                    [RIGHT ARROW GRAPHIC]
contributed to the positive return
during the reporting period.                                                               FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE SEE
                                                                                           PAGE 5.
=======================================      ========================================

FUND VS. INDEXES                             TOTAL NET ASSETS        $783.4 MILLION        The 30-day yield is calculated using a
                                                                                           formula defined by the Securities and
Total returns, 7/31/03-7/31/04,              AVERAGE CREDIT QUALITY RATING        A        Exchange Commission. The formula is
excluding applicable sales charges. If                                                     based on the portfolio's potential
sales charges were included, returns         AVERAGE EFFECTIVE DURATION  4.71 YEARS        earnings from dividends, interest and
would be lower.                                                                            yield-to-maturity or yield-to-call of
                                             AVERAGE MATURITY            8.34 YEARS        the bonds in the portfolio, net of all
Class A Shares                    6.64%                                                    expenses, calculated at maximum
                                             TOTAL NUMBER OF HOLDINGS           342        offering price, and annualized.
Class B Shares                    5.86       (Excludes Money Market Fund Holdings)
                                             ========================================      The fund's 30-day distribution rate
Class C Shares                    5.72                                                     reflects its most recent monthly
                                             YIELD AND DISTRIBUTION RATE                   dividend distribution multiplied by 12
Class R Shares                    6.20                                                     and divided by the most recent month-end
                                             As of 7/31/04                                 maximum offering price. The fund's
Investor Class Shares*            6.79                        30-Day                       distribution rate and 30-day yield will
                                             Fund             Distribution  30-Day         differ.
Lehman U.S. Aggregate Bond Index  4.84       Class            Rate          SEC Yield
(Broad Market Index)
                                             Class A Shares   5.07%         3.95%
Lehman U. S. Credit Index         5.83
(Style-specific Index)                       Class B Shares   4.58          3.40

Lipper BBB-Rated Fund Index       6.51       Class C Shares   4.59          3.40
(Peer Group Index)
                                             Class R Shares   5.05          3.91
Source: Lipper, Inc.
=======================================      Investor Class
* Inception date 9/30/03. Returns prior      Shares*          0.00          4.13
  to 9/30/03 are hypothetical returns        ========================================
  based on Class A shares. See
  explanation, page 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE                                      together with the amount you invested,        this information to compare the ongoing
                                             to estimate the expenses that you paid        costs of investing in the Fund and other
As a shareholder of the Fund, you incur      over the period. Simply divide your           funds. To do so, compare this 5%
two types of costs: (1) transaction          account value by $1,000 (for example, an      hypothetical example with the 5%
costs, which may include sales charges       $8,600 account value divided by $1,000 =      hypothetical examples that appear in the
(loads) on purchase payments; contingent     8.6), then multiply the result by the         shareholder reports of the other funds.
deferred sales charges on redemptions;       number in the table under the heading
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During            Please note that the expenses shown
ongoing costs, including management          Period" to estimate the expenses you          in the table are meant to highlight your
fees; distribution and/or service fees       paid on your account during this period.      ongoing costs only and do not reflect
(12b-1); and other Fund expenses. This                                                     any transactional costs, such as sales
Example is intended to help you              HYPOTHETICAL EXAMPLE FOR                      charges (loads) on purchase payments,
understand your ongoing costs (in            COMPARISON PURPOSES                           contingent deferred sales charges on
dollars) of investing in the Fund and to                                                   redemptions, and redemption fees, if
compare these costs with ongoing costs       The table below also provides                 any. Therefore, the hypothetical
of investing in other mutual funds. The      information about hypothetical account        information is useful in comparing
Example is based on an investment of         values and hypothetical expenses based        ongoing costs only, and will not help
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and        you determine the relative total costs
period and held for the entire period,       an assumed rate of return of 5% per year      of owning different funds. In addition,
February 1, 2004-July 31, 2004.              before expenses, which is not the Fund's      if these transactional costs were
                                             actual return. The hypothetical account       included, your costs would have been
ACTUAL EXPENSES                              values and expenses may not be used to        higher.
                                             estimate the actual ending account
The table below provides information         balance or expenses you paid for the
about actual account values and actual       period. You may use
expenses. You may use the information in
this table,

====================================================================================================================================
                                                          ACTUAL                                    HYPOTHETICAL
                                                                                         (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING ACCOUNT     ENDING ACCOUNT              EXPENSES        ENDING ACCOUNT                     EXPENSES
                        VALUE                VALUE                 PAID DURING          VALUE                        PAID DURING
                      (2/01/04)           (7/31/04)(1)              PERIOD(2)         (7/31/04)                        PERIOD(2)
Class A               $1,000.00            $999.90                    $5.12           $1,019.74                         $5.17
Class B                1,000.00             997.80                     8.84            1,016.01                          8.92
Class C                1,000.00             997.80                     8.84            1,016.01                          8.92
Class R                1,000.00             998.50                     6.36            1,018.50                          6.42
Investor               1,000.00             999.90                     5.12            1,019.74                          5.17

(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative returns at net asset value for the period February 1, 2004 to July 31, 2004 were -0.01%,
    -0.22%, -0.22%, -0.15% and -0.01% for Class A, Class B, Class C, Class R and
    Investor Class shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (1.03%,
    1.78%, 1.78%, 1.28% and 1.03% for Class A, B, C, R and Investor class shares, respectively) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
  ==================================================================================================================================

                                            [ARROW
                                            BUTTON    For More Information Visit
                                            IMAGE]    AIMinvestments.com

YOUR FUND'S LONG-TERM PERFORMANCE

===================================================================================================================================
Past performance cannot guarantee comparable   RESULTS OF A $10,000 INVESTMENT
future results.                                7/31/94-7/31/04

   Your fund's total return includes                                           [MOUNTAIN CHART]
reinvested distributions, applicable sales
charges, fund expenses and management fees.                                                     LEHMAN U.S.           LEHMAN U.S.
Index results include reinvested dividends,              AIM INCOME FUND  LIPPER BBB-RATED       AGGREGATE              CREDIT
but they do not reflect sales charges.                   CLASS A SHARES     FUND INDEX           BOND INDEX             INDEX
Performance of an index of funds reflects
fund expenses and management fees;             7/94         $ 9525           $10000               $10000                $10000
performance of a market index does not.        10/94          9563             9869                 9856                  9802
Performance shown in the chart does not        1/95           9595            10052                10098                 10076
reflect deduction of taxes a shareholder       2/95           9901            10281                10338                 10367
would pay on fund distributions or sale of     4/95          10238            10548                10547                 10628
fund shares. Performance of the indexes does   7/95          10769            11060                11011                 11179
not reflect the effects of taxes.              10/95         11339            11506                11399                 11644
                                               1/96          11741            11984                11810                 12140
   In evaluating this chart, please note       4/96          11409            11571                11459                 11653
that the chart uses a logarithmic scale        7/96          11614            11724                11621                 11826
along the vertical axis (the value scale).     10/96         12284            12240                12065                 12368
This means that each scale increment always    1/97          12655            12431                12195                 12476
represents the same percent change in price;   4/97          12705            12491                12271                 12520
in a linear chart each scale increment         7/97          13607            13266                12872                 13311
always represents the same absolute change     10/97         13896            13455                13138                 13513
in price. In this example, the scale           1/98          14428            13841                13502                 13896
increment between $5,000 and $10,000 is the    4/98          14659            13965                13609                 14031
same as that between $10,000 and $20,000. In   7/98          14825            14177                13884                 14289
a linear chart, the latter scale increment     10/398        14458            14187                14364                 14592
would be twice as large. The benefit of        1/99          15146            14611                14593                 15058
using a logarithmic scale is that it better    4/99          15000            14558                14463                 14848
illustrates performance during the fund's      7/99          14541            14214                14230                 14492
early years before reinvested distributions    10/99         14369            14311                14441                 14681
and compounding create the potential for the   1/00          14402            14281                14323                 14567
original investment to grow to very large      4/00          14164            14413                14645                 14697
numbers. Had the chart used a linear scale     7/00          14221            14728                15079                 15192
along its vertical axis, you would not be      10/00         14134            14991                15495                 15486
able to see as clearly the movements in the    1/01          14705            15820                16303                 16429
value of the fund and the indexes during the   4/01          14438            15879                16459                 16615
fund's early years. We use a logarithmic       7/01          14849            16405                16993                 17292
scale in financial reports of funds that       10/01         15110            16808                17751                 17932
have more than five years of performance       1/02          14894            16688                17536                 17804
history.                                       4/02          14801            16802                17749                 17852
                                               7/02          14248            16770                18273                 18109
AVERAGE ANNUAL TOTAL RETURNS                   10/02         14483            17140                18796                 18711
As of 7/31/04, including applicable sales      1/03          15268            17910                19196                 19576
charges                                        4/03          15939            18611                19607                 20352
                                               7/03          15864            18471                19263                 20049
CLASS A SHARES                                 10/03         16404            19114                19718                 20689
10 Years                            5.40%      1/04          16919            19704                20127                 21228
 5 Years                            2.09       4/04          16744            19505                19964                 21019
 1 Year                             1.64       7/04         $16923           $19674               $20195                $21218
                                                                                                          Source: Lipper, Inc.
CLASS B SHARES                                In addition to fund returns as of the
10 Years                            5.24%     close of the reporting period, industry       Class R shares' inception date is
 5 Years                            2.01      regulations require us to provide          6/3/02. Returns since that date are
 1 Year                             0.86      average annual total returns as of         historical returns. All other returns
                                              6/30/04, the most recent calendar          are blended returns of historical
CLASS C SHARES                                quarter-end.                               Class R share performance and restated
Inception (8/4/97)                  2.52%                                                Class A share performance (for periods
5 Years                             2.29      AVERAGE ANNUAL TOTAL RETURNS               prior to the inception date of Class R
1 Year                              4.72      As of 6/30/04, including applicable sales  shares) at net asset value, adjusted
                                              charges                                    to reflect the higher Rule 12b-1 fees
CLASS R SHARES                                                                           applicable to Class R shares.
10 Years                            5.63%     CLASS A SHARES
 5 Years                            2.79      10 Years                            5.39%     The performance data quoted represent
 1 Year                             6.20       5 Years                            1.79   past performance and cannot guarantee
                                               1 Year                            -3.34   comparable future results; current
INVESTOR CLASS SHARES                                                                    performance may be lower or higher.
10 Years                            5.93%     CLASS B SHARES                             Please visit AIMinvestments.com for the
 5 Years                            3.11      10 Years                            5.23%  most recent month-end performance.
 1 Year                             6.79       5 Years                            1.73   Performance figures reflect reinvested
                                               1 Year                            -4.02   distributions, changes in net asset
                                                                                         value and the effect of the maximum
                                              CLASS C SHARES                             sales charge unless otherwise stated.
                                              Inception (8/4/97)                  2.40%  Investment return and principal value
                                              5 Years                             2.04   will fluctuate so that you may have a
                                              1 Year                             -0.19   gain or loss when you sell shares.

                                              CLASS R SHARES                                Class A share performance reflects
                                              10 Years                            5.63%  the maximum 4.75% sales charge, and
                                               5 Years                            2.54   Class B and Class C share performance
                                               1 Year                             1.38   reflects the applicable contingent
                                                                                         deferred sales charge (CDSC) for the
                                              INVESTOR CLASS SHARES                      period involved. The CDSC on Class B
                                              10 Years                            5.92%  shares declines from 5% beginning at the
                                               5 Years                            2.83   time of purchase to 0% at the beginning
                                               1 Year                             1.64   of the seventh year. The CDSC on Class C
                                                                                         shares is 1% for the first year after
                                              Investor Class shares' inception date is   purchase. Class R shares do not have a
                                              9/30/03. Returns since that date are       front-end sales charge; returns shown
                                              historical returns. All other returns      are at net asset value and do not reflect
                                              are blended returns of historical          a 0.75% CDSC that may be imposed on a
                                              Investor Class share performance and       total redemption of retirement plan
                                              restated Class A share performance         assets within the first year. The
                                              (for periods prior to the inception date   performance of the fund's share classes
                                              of Investor Class shares) at net asset     will differ due to different sales charge
                                              value and reflect the higher Rule 12b-1    structures and class expenses.
                                              fees applicable to Class A shares.

===================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
U.S. DOLLAR DENOMINATED BONDS & NOTES-71.02%

ADVERTISING-0.54%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05                $ 4,065,000   $  4,258,209
=========================================================================

AEROSPACE & DEFENSE-0.31%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                         2,200,000      2,434,454
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.44%

Bank of New York Institutional Capital Trust-
  Series A, Bonds, 7.78%, 12/01/26 (Acquired
  06/12/03; Cost $3,786,854)(a)                  3,175,000      3,414,681
=========================================================================

AUTO PARTS & EQUIPMENT-0.00%

Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%,
  03/15/07(b)(c)(d)                              1,325,000         13,202
=========================================================================

BROADCASTING & CABLE TV-4.41%

Adelphia Communications Corp.,
  Series B, Sr. Unsec. Notes,
    9.25%, 10/01/02(c)                             850,000        737,375
-------------------------------------------------------------------------
    9.88%, 03/01/07(c)                             140,000        121,450
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%, 10/01/10(c)          3,600,000      3,186,000
-------------------------------------------------------------------------
Cablevision Systems Corp.-New York Group, Sr.
  Floating Rate Notes, 5.67%, 04/01/09
  (Acquired 03/30/04; Cost $2,165,000)(a)(e)     2,165,000      2,208,300
-------------------------------------------------------------------------
Charter Communications Operating, LLC/Charter
  Communications Operating Capital Corp., Sr.
  Second Lien Notes, 8.00%, 04/30/12
  (Acquired 05/11/04; Cost $1,771,000)(a)        1,840,000      1,789,417
-------------------------------------------------------------------------
Comcast Corp., Sr. Sub. Deb., 10.63%,
  07/15/12                                       3,175,000      4,017,200
-------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13                          4,550,000      5,075,070
-------------------------------------------------------------------------
Cox Communications, Inc.,
  Unsec. Notes,
    6.88%, 06/15/05                              1,200,000      1,243,272
-------------------------------------------------------------------------
    7.50%, 08/15/04                                410,000        410,705
-------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06                                       1,500,000      1,576,725
-------------------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec. Notes, 7.88%,
  12/15/07                                       1,925,000      2,030,875
-------------------------------------------------------------------------
Rogers Cablesystems Ltd. (Canada)-Series B,
  Sr. Sec. Second Priority Yankee Notes,
  10.00%, 03/15/05                               6,380,000      6,667,100
-------------------------------------------------------------------------
TCI Communications, Inc., Medium Term Notes,
  8.35%, 02/15/05                                  910,000        937,919
-------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24          2,820,000      3,039,565
-------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23                   1,200,000      1,492,272
=========================================================================
                                                               34,533,245
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

BUILDING PRODUCTS-0.30%

Building Materials Corp. of America-Series B,
  Sr. Unsec. Notes, 7.75%, 07/15/05            $ 2,335,000   $  2,375,862
=========================================================================

CASINOS & GAMING-0.24%

Caesars Entertainment, Inc., Sr. Unsec.
  Global Notes, 7.00%, 04/15/13                  1,775,000      1,868,187
=========================================================================

COMMODITY CHEMICALS-0.18%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08                               1,255,000      1,374,229
=========================================================================

CONSUMER FINANCE-5.55%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18                          2,455,000      2,775,648
-------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes,
    7.25%, 05/01/06                              4,525,000      4,773,739
-------------------------------------------------------------------------
    8.75%, 02/01/07                              3,156,000      3,504,170
-------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08                  2,125,000      2,302,990
-------------------------------------------------------------------------
Ford Motor Credit Co.,
  Notes, 6.75%, 05/15/05                         2,235,000      2,304,933
-------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07                              3,505,000      3,695,181
-------------------------------------------------------------------------
    6.88%, 02/01/06                              6,200,000      6,509,582
-------------------------------------------------------------------------
    7.50%, 03/15/05                              1,975,000      2,035,198
-------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes, 3.34%,
  03/04/05(f)                                      400,000        400,576
-------------------------------------------------------------------------
  Global Notes,
    4.50%, 07/15/06                              2,400,000      2,437,080
-------------------------------------------------------------------------
    7.50%, 07/15/05                              1,225,000      1,276,646
-------------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05             3,700,000      3,771,336
-------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
  01/15/06(g)                                    7,350,000      7,698,757
=========================================================================
                                                               43,485,836
=========================================================================

DISTILLERS & VINTNERS-0.14%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12          980,000      1,060,850
=========================================================================

DIVERSIFIED BANKS-9.84%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $4,207,395)(a)(h)               3,770,000      4,064,580
-------------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(h)                         3,210,000      3,467,859
-------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $1,597,032)(a)(b)     1,440,000      1,500,494
-------------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $2,429,863)(a)(b)               2,470,000      2,360,043
-------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 1.97%, 06/08/28(f)                 2,675,000      2,609,757
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $9,845,120)(a)(h)                            $ 8,000,000   $  9,564,400
-------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $6,036,101)(a)(b)                              4,770,000      5,419,435
-------------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Second Tier Notes, 11.50%, 04/01/10
  (Acquired 07/01/04; Cost $4,897,574)(a)(b)     4,600,000      4,879,910
-------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands)-Series E,
  Gtd. Medium Term Unsub. Euro Notes,
  2.15%(e)(h)                                    6,000,000      5,940,000
-------------------------------------------------------------------------
Danske Bank A/S (Denmark),
  First Tier Bonds, 5.91% (Acquired 06/07/04;
  Cost $3,100,000)(a)(h)                         3,100,000      3,130,008
-------------------------------------------------------------------------
  Sub. Notes, 6.38%, 06/15/08 (Acquired
  08/30/02; Cost $912,441)(a)                      850,000        877,999
-------------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Notes,
  8.23%, 02/01/27                                3,790,000      4,268,942
-------------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06                               1,910,000      2,175,719
-------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired 11/05/03; Cost
  $3,869,958)(a)(h)                              4,150,000      3,842,439
-------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  2.19%(e)(h)                                    2,250,000      1,967,853
-------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 1.31%, 08/29/87(e)             2,690,000      2,314,224
-------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 1.38%(e)(h)                   3,240,000      2,802,302
-------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                          3,710,000      4,637,240
-------------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%(h)             4,160,000      3,887,978
-------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07                                2,500,000      2,504,150
-------------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $4,870,940)(a)(b)               4,600,000      4,860,544
=========================================================================
                                                               77,075,876
=========================================================================

DIVERSIFIED CAPITAL MARKETS-0.84%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(h)                                5,500,000      6,587,735
=========================================================================

ELECTRIC UTILITIES-4.43%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05             975,000      1,036,610
-------------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26(i)                       3,125,000      3,377,219
-------------------------------------------------------------------------
Dynegy Holdings Inc., Sr. Sec. Gtd. Second
  Priority Notes, 10.13%, 07/15/13 (Acquired
  08/01/03; Cost $1,473,372)(a)                  1,485,000      1,640,925
-------------------------------------------------------------------------
PG&E Corp.,
  First Mortgage Floating Rate Notes, 2.30%,
  04/03/06(f)                                      850,000        850,450
-------------------------------------------------------------------------


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
ELECTRIC UTILITIES-(CONTINUED)

  Sec. Global Notes, 6.88%, 07/15/08           $ 7,340,000   $  7,814,384
-------------------------------------------------------------------------
Potomac Edison Co., First Mortgage Bonds,
  8.00%, 12/01/22(i)                             2,200,000      2,251,742
-------------------------------------------------------------------------
Westar Energy, Inc., Sec. First Mortgage
  Global Bonds, 7.88%, 05/01/07                  2,925,000      3,229,697
-------------------------------------------------------------------------
Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  6.75%, 12/15/04 (Acquired 01/08/04; Cost
  $4,477,013)(a)(b)                              4,310,000      4,356,825
-------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08                         9,925,000     10,176,121
=========================================================================
                                                               34,733,973
=========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.18%

IMC Global Inc.-Series B, Sr. Unsec. Gtd.
  Global Notes, 11.25%, 06/01/11                 1,225,000      1,433,250
=========================================================================

FOOD RETAIL-0.19%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05                                       1,515,000      1,507,834
=========================================================================

GAS UTILITIES-1.38%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                          7,000,000      7,397,600
-------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05                                       1,285,000      1,349,635
-------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05                         1,000,000      1,033,840
-------------------------------------------------------------------------
Suburban Propane Partners, L.P./Surburban
  Energy Finance Corp., Sr. Unsec. Global
  Notes, 6.88%, 12/15/13                         1,000,000      1,000,000
=========================================================================
                                                               10,781,075
=========================================================================

HEALTH CARE FACILITIES-1.66%

Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Global Notes, 10.38%, 02/15/09            2,670,000      2,696,700
-------------------------------------------------------------------------
HCA Inc.,
  Notes, 7.00%, 07/01/07                         4,755,000      5,057,418
-------------------------------------------------------------------------
  Sr. Sub. Notes, 6.91%, 06/15/05                5,085,000      5,234,499
=========================================================================
                                                               12,988,617
=========================================================================

HEALTH CARE SUPPLIES-0.11%

Fisher Scientific International Inc., Sr.
  Unsec. Sub. Global Notes, 8.13%, 05/01/12        805,000        884,494
=========================================================================

HOMEBUILDING-2.64%

D.R. Horton, Inc.,
  Sr. Unsec. Gtd. Notes, 8.00%, 02/01/09         2,725,000      3,052,000
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%, 08/15/11              5,000,000      5,575,000
-------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10                         6,265,000      6,930,343
-------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05                                       1,065,000      1,117,675
-------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10                         1,890,000      2,103,003
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
HOMEBUILDING-(CONTINUED)

WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 9.13%, 05/01/12                $ 1,785,000   $  1,932,262
=========================================================================
                                                               20,710,283
=========================================================================

HOTELS, RESORTS & CRUISE LINES-0.34%

Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                         630,000        696,496
-------------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Global
  Notes, 7.50%, 10/15/13                         1,945,000      1,959,587
=========================================================================
                                                                2,656,083
=========================================================================

HOUSEWARES & SPECIALTIES-0.77%

American Greetings Corp., Unsec. Putable
  Notes, 6.10%, 08/01/08                         5,775,000      6,025,057
=========================================================================

HYPERMARKETS & SUPER CENTERS-0.19%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                       1,450,000      1,519,136
=========================================================================

INDUSTRIAL CONGLOMERATES-0.35%

Tyco International Group S.A. (Luxembourg),
  Unsec. Gtd. Unsub. Yankee Notes, 6.38%,
  06/15/05                                       1,460,000      1,508,078
-------------------------------------------------------------------------
URC Holdings Corp.-REGS, Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $1,307,772)(a)(b)                              1,155,000      1,254,434
=========================================================================
                                                                2,762,512
=========================================================================

INTEGRATED OIL & GAS-3.05%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33                                       6,630,000      6,749,937
-------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%, 03/15/28     4,185,000      4,556,251
-------------------------------------------------------------------------
Husky Oil Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 7.13%, 11/15/06       3,600,000      3,821,832
-------------------------------------------------------------------------
  Yankee Bonds, 8.90%, 08/15/28                  5,240,000      6,023,066
-------------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes,
  6.50%, 04/01/05                                  650,000        668,181
-------------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05                                1,950,000      2,037,731
=========================================================================
                                                               23,856,998
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.77%

France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 9.50%, 03/01/31                  2,265,000      2,888,600
-------------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                     955,000        981,129
-------------------------------------------------------------------------
Qwest Communications International Inc., Sr.
  Notes, 7.25%, 02/15/11 (Acquired 03/11/04-
  03/22/04; Cost $2,550,050)(a)                  2,670,000      2,589,937
-------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Global
  Notes, 7.13%, 01/30/06                           465,000        491,519
-------------------------------------------------------------------------
Sprint Corp., Deb. 9.25%, 04/15/22               3,120,000      3,868,145
-------------------------------------------------------------------------


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

TELUS Corp. (Canada),
  Yankee Notes,
    7.50%, 06/01/07                            $ 2,025,000   $  2,206,443
-------------------------------------------------------------------------
    8.00%, 06/01/11                              2,390,000      2,761,902
-------------------------------------------------------------------------
Verizon California, Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(i)                       3,195,000      3,258,229
-------------------------------------------------------------------------
Verizon Communications, Inc.,
  Unsec. Deb.,
    6.94%, 04/15/28                              1,720,000      1,772,684
-------------------------------------------------------------------------
    8.75%, 11/01/21                              4,485,000      5,530,050
-------------------------------------------------------------------------
Verizon New York Inc.-Series A, Sr. Unsec.
  Global Deb., 6.88%, 04/01/12                   1,765,000      1,914,478
-------------------------------------------------------------------------
Verizon Virginia, Inc.-Series A, Unsec.
  Global Deb., 4.63%, 03/15/13                   1,295,000      1,226,426
=========================================================================
                                                               29,489,542
=========================================================================

INVESTMENT BANKING & BROKERAGE-0.16%

Goldman Sachs Group, L.P., Unsec. Notes,
  7.25%, 10/01/05 (Acquired 03/18/03; Cost
  $446,236)(a)                                     400,000        420,440
-------------------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub. Deb., 11.63%,
  05/15/05                                         800,000        851,416
=========================================================================
                                                                1,271,856
=========================================================================

LIFE & HEALTH INSURANCE-2.13%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $4,545,536)(a)        4,600,000      4,664,216
-------------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                       1,310,000      1,381,002
-------------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired
  01/22/04-01/29/04; Cost $9,132,117)(a)(i)      7,765,000      8,854,973
-------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                                1,650,000      1,813,004
=========================================================================
                                                               16,713,195
=========================================================================

METAL & GLASS CONTAINERS-0.77%

Anchor Glass Container Corp., Sr. Sec. Global
  Notes, 11.00%, 02/15/13                        1,820,000      2,093,000
-------------------------------------------------------------------------
Crown European Holdings S.A. (France), Sr.
  Sec. Second Lien Global Notes,
  9.50%, 03/01/11                                1,025,000      1,132,625
-------------------------------------------------------------------------
Owens-Illinois, Inc., Sr. Unsec. Deb., 7.50%,
  05/15/10                                       2,720,000      2,767,603
=========================================================================
                                                                5,993,228
=========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.64%

AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19                                2,174,518      2,283,244
-------------------------------------------------------------------------
Calpine Generating Co., LLC, Sec. Floating
  Rate Notes, 7.35%, 04/01/10 (Acquired
  03/23/04; Cost $1,741,219)(a)(f)               1,845,000      1,757,400
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER-(CONTINUED)

Dominion Resources, Inc.-Series F, Sr. Unsec.
  Putable Notes, 5.25%, 08/01/15               $ 1,000,000   $    965,110
=========================================================================
                                                                5,005,754
=========================================================================

MUNICIPALITIES-2.67%(I)(J)

Industry (City of), California Urban
  Development Agency (Project 3); Series 2003
  B Tax Allocation, 6.10%, 05/01/24              7,800,000      7,848,750
-------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB,
    3.69%, 07/01/07                              2,500,000      2,506,250
-------------------------------------------------------------------------
    4.21%, 07/01/08                              3,700,000      3,723,125
-------------------------------------------------------------------------
    6.25%, 07/01/29                              4,100,000      4,279,375
-------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(k)                                    2,700,000      2,534,643
=========================================================================
                                                               20,892,143
=========================================================================

OFFICE ELECTRONICS-0.30%

Xerox Corp., Sr. Unsec. Notes, 7.63%,
  06/15/13                                       2,300,000      2,366,147
=========================================================================

OIL & GAS DRILLING-0.22%

R&B Falcon Corp.-Series B, Sr. Unsec. Notes,
  6.75%, 04/15/05                                1,700,000      1,750,813
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.41%

Kern River Funding Corp., Sr. Gtd. Notes,
  4.89%, 04/30/18 (Acquired
  04/28/03-05/20/03; Cost $2,395,175)(a)(b)      2,374,375      2,310,857
-------------------------------------------------------------------------
Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11                         4,910,000      5,302,800
-------------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes,
  7.38%, 12/15/14                                3,285,000      3,456,149
=========================================================================
                                                               11,069,806
=========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.25%

Plains All American Pipeline L.P./PAA Finance
  Corp., Sr. Notes, 5.63%, 12/15/13 (Acquired
  12/03/03; Cost $1,934,840)(a)(b)               1,940,000      1,925,178
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.45%

Bombardier Capital, Inc., Notes, 7.50%,
  08/15/04 (Acquired 04/13/04-06/02/04; Cost
  $7,992,701)(a)(b)                              7,885,000      7,895,251
-------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(h)                                3,200,000      3,757,152
-------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $5,514,844)(a)(h)                              4,875,000      5,605,665
-------------------------------------------------------------------------
Ohana Military Communities, LLC-Series A,
  Class I, Notes, 6.04%, 10/01/34                1,185,000      1,175,615
-------------------------------------------------------------------------


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Pemex Finance Ltd. (Cayman Islands),
  Series 1999-2, Class A1, Global Bonds,
  9.69%, 08/15/09                              $ 2,800,000   $  3,188,360
-------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.02%, 05/15/07       5,450,000      5,810,954
-------------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $5,346,416)(a)(b)                         5,350,000      5,203,010
-------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 01/10/03; Cost $2,194,922)(a)(b)     1,956,188      2,220,978
=========================================================================
                                                               34,856,985
=========================================================================

PROPERTY & CASUALTY INSURANCE-1.87%

First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12                                7,035,000      7,887,712
-------------------------------------------------------------------------
Markel Capital Trust I-Series B, Gtd. Notes,
  8.71%, 01/01/46                                2,000,000      2,103,540
-------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired
  01/21/04-03/23/04; Cost $4,809,547)(a)(b)      4,600,000      4,634,362
=========================================================================
                                                               14,625,614
=========================================================================

REAL ESTATE-1.20%

EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                         580,000        627,519
-------------------------------------------------------------------------
Host Marriott L.P.-Series I, Unsec. Gtd.
  Global Notes, 9.50%, 01/15/07                  3,740,000      4,114,000
-------------------------------------------------------------------------
HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05                                  700,000        716,660
-------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                  791,000        893,830
-------------------------------------------------------------------------
Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05                                1,000,000      1,046,430
-------------------------------------------------------------------------
Ventas Realty L.P./Ventas Capital Corp., Sr.
  Unsec. Gtd. Global Notes,
  8.75%, 05/01/09                                1,825,000      1,989,250
=========================================================================
                                                                9,387,689
=========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.50%

Southern Investment UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06                                       3,700,000      3,885,777
=========================================================================

REGIONAL BANKS-3.35%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 2.86%, 03/01/34(f)        5,425,000      5,570,001
-------------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08                                  500,000        499,365
-------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 1.88%, 06/01/28(f)                      1,160,000      1,094,884
-------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.25%(e)(h)                            17,000,000     16,948,431
-------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14                                       2,120,000      2,145,773
=========================================================================
                                                               26,258,454
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

REINSURANCE-0.25%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.00%, 02/15/26                       $ 1,860,000   $  1,977,831
=========================================================================

RESTAURANTS-0.39%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                       2,850,000      3,087,120
=========================================================================

SOVEREIGN DEBT-4.53%

Federative Republic of Brazil (Brazil),
  Floating Rate Bonds, 2.06%, 04/15/06(e)        2,944,000      2,930,486
-------------------------------------------------------------------------
  Global Bonds, 8.25%, 01/20/34                  3,680,000      2,916,412
-------------------------------------------------------------------------
  Gtd. Bonds, 8.00%, 04/15/14                    3,254,437      3,095,740
-------------------------------------------------------------------------
Republic of Peru (Peru), Unsec. Global Notes,
  9.13%, 01/15/08                                2,760,000      3,022,200
-------------------------------------------------------------------------
Russian Federation (Russia),
  REGS, Unsec. Unsub. Euro Bonds
    8.75%, 07/24/05 (Acquired 05/14/04; Cost
    $6,592,560)(a)                               6,240,000      6,565,691
-------------------------------------------------------------------------
    10.00%, 06/26/07 (Acquired 05/14/04; Cost
    $4,428,938)(a)                               3,950,000      4,449,395
-------------------------------------------------------------------------
  Unsec. Unsub. Disc. Bonds, 5.00%, 03/31/30
  (Acquired 05/18/04; Cost $4,246,447)(a)(l)     4,715,000      4,342,066
-------------------------------------------------------------------------
United Mexican States (Mexico),
  Global Notes, 6.63%, 03/03/15                  1,440,000      1,463,904
-------------------------------------------------------------------------
  Series A, Medium Term Global Notes, 7.50%,
  04/08/33                                       6,760,000      6,733,974
=========================================================================
                                                               35,519,868
=========================================================================

THRIFTS & MORTGAGE FINANCE-0.48%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27                                3,305,000      3,767,006
=========================================================================

TOBACCO-0.86%

Altria Group, Inc.,
  Notes, 7.13%, 10/01/04                         2,000,000      2,017,500
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.00%, 11/04/13              2,755,000      2,849,249
-------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06                  1,805,000      1,865,883
=========================================================================
                                                                6,732,632
=========================================================================

TRUCKING-1.89%

Hertz Corp. (The),
  Floating Rate Global Notes, 1.77%,
  08/13/04(f)                                    4,280,000      4,278,129
-------------------------------------------------------------------------
  Sr. Global Notes, 8.25%, 06/01/05              2,200,000      2,292,378
-------------------------------------------------------------------------
Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                                7,350,000      8,238,689
=========================================================================
                                                               14,809,196
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.85%

Nextel Communications, Inc., Sr. Unsec.
  Notes, 7.38%, 08/01/15                         2,270,000      2,389,175
-------------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                 3,527,000      3,957,753
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                      $   260,000   $    298,789
=========================================================================
                                                                6,645,717
=========================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $558,605,820)                               556,373,229
=========================================================================

NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-9.75%(M)

AUSTRALIA-1.18%

New South Wales Treasury Corp. (Sovereign
  Debt), Gtd. Euro Bonds, 5.50%, 08/01/14 AUD   13,800,000      9,263,686
=========================================================================

CANADA-0.95%

Canadian Government (Sovereign Debt),
  Gtd. Bonds,
    9.00%, 03/01/11                       CAD    1,500,000      1,415,337
-------------------------------------------------------------------------
    7.25%, 06/01/07                       CAD    1,900,000      1,568,574
-------------------------------------------------------------------------
    6.00%, 06/01/08                       CAD    5,520,000      4,454,955
=========================================================================
                                                                7,438,866
=========================================================================

CAYMAN ISLANDS-0.54%

Sutton Bridge Financing Ltd. (Electric
  Utilities)-REGS, Gtd. Euro Bonds,
  8.63%, 06/30/22 (Acquired
  05/29/97-06/16/03; Cost
  $3,553,938)(a)(b)                      GBP     2,185,924      4,258,657
=========================================================================

FRANCE-1.12%

French Treasury (Sovereign Debt), Euro Notes,
  3.50%, 01/12/08                        EUR     7,200,000      8,750,813
=========================================================================

GERMANY-2.06%

Bundesrepublik Deutschland (Sovereign Debt)-
  Series 99, Euro Bonds, 4.50%, 07/04/09 EUR     8,150,000     10,235,645
-------------------------------------------------------------------------
Landesbank Baden-Wuerttemberg (Diversified
  Banks)-Series 681, Sec. Euro Bonds, 3.25%,
  05/08/08                               EUR     4,925,000      5,909,815
=========================================================================
                                                               16,145,460
=========================================================================

ITALY-0.80%

Italian Government (Sovereign Debt), Unsec.
  Unsub. Global Bonds, 5.88%, 08/14/08   AUD     8,950,000      6,260,590
=========================================================================

LUXEMBOURG-1.18%

International Bank for Reconstruction &
  Development (The) (Diversified Banks)-
  Series E, Sr. Unsec. Medium Term Global
  Notes, 9.43%, 08/20/07(n)              NZD    17,600,000      9,201,776
=========================================================================

UNITED KINGDOM-1.92%

United Kingdom (Treasury of) (Sovereign
  Debt), Bonds,
  4.00%, 03/07/09                        GBP     2,700,000      4,695,122
-------------------------------------------------------------------------
  5.00%, 09/07/14                        GBP     3,650,000      6,606,147
-------------------------------------------------------------------------
  7.25%, 12/07/07                        GBP     1,925,000      3,736,411
=========================================================================
                                                               15,037,680
=========================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $73,573,456)                                 76,357,528
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

ASSET-BACKED SECURITIES-5.35%

CONSUMER RECEIVABLES-0.76%

Pacific Coast CDO Ltd. (Cayman Islands)-
  Series 1A, Class A, Floating Rate Bonds,
  2.09%, 10/25/36 (Acquired
  03/24/04-05/26/04; Cost
  $5,969,727)(a)(b)(f)                         $ 6,027,852   $  5,967,574
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.59%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-09/23/03; Cost $5,194,458)(a)         4,868,316      5,054,938
-------------------------------------------------------------------------
Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-01/25/01; Cost $5,212,171)(a)         5,200,000      5,997,857
-------------------------------------------------------------------------
Mangrove Bay, Pass Through Trust, 6.10%,
  07/15/33 (Acquired 07/13/04; Cost
  $4,677,429)(a)                                 4,705,000      4,692,466
-------------------------------------------------------------------------
Patrons' Legacy-Series 2003-III, Ctfs.,
  5.65%, 01/17/17 (Acquired 12/12/03; Cost
  $5,000,000)(a)(b)                              5,000,000      4,993,325
-------------------------------------------------------------------------
Patrons' Legacy-Series 2004-I, Ctfs., 6.67%,
  03/04/19 (Acquired 04/30/04; Cost
  $13,000,000)(a)(b)                            13,000,000     13,008,125
-------------------------------------------------------------------------
Yorkshire Power Pass-Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  11/12/03; Cost $2,306,880)(a)(b)               2,160,000      2,218,292
=========================================================================
                                                               35,965,003
=========================================================================
    Total Asset-Backed Securities (Cost
      $41,360,665)                                             41,932,577
=========================================================================

                                                 SHARES
WARRANTS & OTHER EQUITY INTERESTS-2.18%

BROADCASTING & CABLE TV-0.00%

Knology, Inc.(q)                                     8,079         35,224
-------------------------------------------------------------------------
Knology, Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98; Cost $0)(a)(b)(d)(r)           4,800          2,045
-------------------------------------------------------------------------
ONO Finance PLC (United Kingdom)-REG S-Wts.,
  expiring 01/05/09 (Acquired 07/30/99; Cost
  $0)(a)(b)(d)(r)                                      300              0
=========================================================================
                                                                   37,269
=========================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.-Series B,
  Pfd.-Wts., expiring 11/15/09 (Acquired
  06/13/00; Cost $0)(a)(b)(r)                        3,845              0
-------------------------------------------------------------------------
O'Sullivan Industries, Inc.-Wts., expiring
  11/15/09 (Acquired 06/13/00; Cost
  $0)(a)(b)(r)                                       3,845              0
=========================================================================
                                                                        0
=========================================================================

INTEGRATED OIL & GAS-0.64%

Shell Frontier Oil & Gas Inc.
  Series B, 2.38% Floating Rate Pfd.(f)                  6   $    600,000
-------------------------------------------------------------------------
  Series C, 2.38% Floating Rate Pfd.(f)                 15      1,500,000
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                                MARKET
                                                 SHARES         VALUE
INTEGRATED OIL & GAS-(CONTINUED)

  Series D, 2.38% Floating Rate Pfd.(f)                 29   $  2,900,000
=========================================================================
                                                                5,000,000
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

McLeodUSA Inc.-Wts., expiring 04/16/07(r)           17,844          2,320
-------------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  07/21/00-11/15/00; Cost
  $48,673)(a)(b)(d)(r)                               6,485              0
-------------------------------------------------------------------------
XO Communications, Inc.
  Series A-Wts., expiring 01/16/10(r)                7,518          8,796
-------------------------------------------------------------------------
  Series B-Wts., expiring 01/16/10(r)                3,955          2,966
-------------------------------------------------------------------------
  Series C-Wts., expiring 01/16/10(r)                5,685          3,241
=========================================================================
                                                                   17,323
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.15%

Zurich RegCaPS Funding Trust III, 1.71%
  Floating Rate Pfd. (Acquired 03/17/04-
  06/03/04; Cost $8,980,299)(a)(b)(f)                9,250      9,018,750
=========================================================================

THRIFTS & MORTGAGE FINANCE-0.39%

Fannie Mae-Series K, 3.00% Pfd.                     59,700      3,018,581
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.00%

IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01; Cost $0)(a)(b)(r)                400              4
=========================================================================
    Total Warrants & Other Equity Interests
      (Cost $17,026,090)                                       17,091,927
=========================================================================


                                                PRINCIPAL
                                                 AMOUNT

U.S. MORTGAGE-BACKED SECURITIES-6.78%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-2.21%

Pass Through Ctfs.,
  8.50%, 03/01/10                              $   101,553        107,522
-------------------------------------------------------------------------
  7.00%, 06/01/15 to 06/01/32                      138,514        146,798
-------------------------------------------------------------------------
  6.50%, 04/01/16 to 08/01/32                    1,274,771      1,337,487
-------------------------------------------------------------------------
  5.50%, 09/01/16 to 12/01/33                    8,043,607      8,132,790
-------------------------------------------------------------------------
  6.00%, 04/01/17 to 11/01/33                    6,582,104      6,784,170
-------------------------------------------------------------------------
  7.50%, 09/01/29 to 06/01/30                      736,903        791,661
=========================================================================
                                                               17,300,428
=========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-3.62%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 06/01/31                      537,919        575,923
-------------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32                    1,262,328      1,337,425
-------------------------------------------------------------------------
  6.50%, 09/01/16 to 11/01/31                    5,117,149      5,353,811
-------------------------------------------------------------------------
  6.00%, 07/01/17 to 12/01/32                    3,943,830      4,102,302
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

  5.00%, 01/01/18 to 09/01/18                  $ 1,733,395   $  1,749,738
-------------------------------------------------------------------------
  4.50%, 06/01/18                                4,269,890      4,209,178
-------------------------------------------------------------------------
  8.50%, 10/01/28                                  164,242        181,171
-------------------------------------------------------------------------
  8.00%, 10/01/30 to 04/01/32                      787,103        852,124
-------------------------------------------------------------------------
  5.50%, 10/01/33 to 12/01/33                    5,554,991      5,584,014
-------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 08/01/19(o)                             2,295,080      2,314,845
-------------------------------------------------------------------------
  5.50%, 08/01/19(o)                             1,005,720      1,034,254
-------------------------------------------------------------------------
  6.00%, 08/01/34(o)                               991,200      1,018,640
=========================================================================
                                                               28,313,425
=========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.95%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 01/15/32                      536,298        579,759
-------------------------------------------------------------------------
  8.50%, 11/15/24                                  221,869        244,299
-------------------------------------------------------------------------
  8.00%, 09/20/26                                  136,661        149,791
-------------------------------------------------------------------------
  6.50%, 03/15/31 to 09/15/32                    2,043,077      2,140,955
-------------------------------------------------------------------------
  7.00%, 04/15/31 to 08/15/31                       77,330         82,217
-------------------------------------------------------------------------
  6.00%, 12/15/31 to 02/15/33                    1,858,543      1,916,029
-------------------------------------------------------------------------
  5.50%, 02/15/34                                2,341,782      2,359,450
=========================================================================
                                                                7,472,500
=========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $53,242,066)                                       53,086,353
=========================================================================

-------------------------------------------------------------------------
                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

U.S. GOVERNMENT AGENCY SECURITIES-1.43%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.43%

Unsec. Floating Rate Global Notes,
  3.43%, 02/17/09(p)                           $ 7,000,000   $  6,992,860
-------------------------------------------------------------------------
Unsec. Global Notes,
  3.38%, 12/15/08                                4,300,000      4,207,466
=========================================================================
    Total U.S. Government Agency Securities
      (Cost $11,144,678)                                       11,200,326
=========================================================================


U.S. TREASURY STRIPS-0.72%

5.98%, 11/15/23 (Cost $5,385,796)(s)            16,525,000      5,670,995
=========================================================================

                                                 SHARES

MONEY MARKET FUNDS-0.87%

Liquid Assets Portfolio-Institutional
  Class(t)                                       3,398,721      3,398,721
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(t)      3,398,721      3,398,721
=========================================================================
    Total Money Market Funds (Cost
      $6,797,442)                                               6,797,442
=========================================================================
TOTAL INVESTMENTS-98.10% (Cost $767,136,013)                  768,510,377
=========================================================================
OTHER ASSETS LESS LIABILITIES-1.90%                            14,851,011
=========================================================================
NET ASSETS-100.00%                                           $783,361,388
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

AUD  - Australian Dollar
CAD  - Canadian Dollars
Ctfs. - Certificates
Deb. - Debentures
EUR  - Euro
GBP  - British Pound Sterling
Gtd. - Guaranteed
NZD  - New Zealand Dollar
Pfd. - Preferred
RB   - Revenue Bonds

REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2004 was $173,815,886, which represented 22.19% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at July 31, 2004 was $88,301,295, which represented 11.27% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments The aggregate market value of these securities at July 31, 2004 was $4,058,027, which represented 0.53% of the Fund's total investments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at July 31, 2004 was $15,247, which represented less than 0.01% of the fund's total investments. See Note 1A.
(e) Interest rate is redetermined semi-annually. Rate shown is rate in effect on July 31, 2004.
(f) Interest rate is redetermined quarterly. Rate shown is rate in effect on July 31, 2004.
(g) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 9.
(h) Perpetual bond or note with no specified maturity date.
(i) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(j) Interest on these securities is taxable income to the Fund.
(k) Zero coupon bond issued at a discount. The interest rate shown represents the current yield on July 31, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(l) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(m) Foreign denominated security. Par value is denominated in currency indicated.
(n) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(o) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1G.
(p) Interest rate is redetermined monthly. Rate shown is rate in effect on July 31, 2004.
(q) Non-income producing security.
(r) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(s) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(t) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $760,338,571)                               $  761,712,935
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $6,797,442)                                6,797,442
============================================================
    Total investments (cost $767,136,013)        768,510,377
============================================================
Foreign currencies, at value (cost $439,856)         437,975
------------------------------------------------------------
Receivables for:
  Foreign currency contracts closed                   59,280
------------------------------------------------------------
  Investments sold                                 7,723,915
------------------------------------------------------------
  Variation margin                                   543,197
------------------------------------------------------------
  Fund shares sold                                   370,766
------------------------------------------------------------
  Dividends and interest                          11,136,442
------------------------------------------------------------
  Foreign currency contracts outstanding           1,399,401
------------------------------------------------------------
  Amount due from advisor                              6,834
------------------------------------------------------------
  Investments matured (Note 11)                       99,822
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   175,069
------------------------------------------------------------
Other assets                                          50,652
============================================================
    Total assets                                 790,513,730
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            4,363,743
------------------------------------------------------------
  Fund shares reacquired                           1,405,285
------------------------------------------------------------
  Dividends                                          574,913
------------------------------------------------------------
  Foreign currency contracts closed                    1,380
------------------------------------------------------------
  Deferred compensation and retirement plans         221,595
------------------------------------------------------------
Accrued distribution fees                            308,074
------------------------------------------------------------
Accrued trustees' fees                                 1,483
------------------------------------------------------------
Accrued transfer agent fees                          221,603
------------------------------------------------------------
Accrued operating expenses                            54,266
============================================================
    Total liabilities                              7,152,342
============================================================
Net assets applicable to shares outstanding   $  783,361,388
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,062,491,462
------------------------------------------------------------
Undistributed net investment income                2,486,825
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  foreign currency contracts and futures
  contracts                                     (286,283,823)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies, foreign
  currency contracts and futures contracts         4,666,924
============================================================
                                              $  783,361,388
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  384,741,413
____________________________________________________________
============================================================
Class B                                       $  196,236,610
____________________________________________________________
============================================================
Class C                                       $   36,947,467
____________________________________________________________
============================================================
Class R                                       $    1,331,297
____________________________________________________________
============================================================
Investor Class                                $  164,104,601
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           58,832,748
____________________________________________________________
============================================================
Class B                                           29,976,321
____________________________________________________________
============================================================
Class C                                            5,659,918
____________________________________________________________
============================================================
Class R                                              203,845
____________________________________________________________
============================================================
Investor Class                                    25,055,155
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         6.54
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.54 divided
      by 95.25%)                              $         6.87
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $         6.55
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $         6.53
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $         6.53
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $         6.55
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $43,142,096
-------------------------------------------------------------------------
Dividends                                                          49,085
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       31,634
=========================================================================
    Total investment income                                    43,222,815
=========================================================================

EXPENSES:

Advisory fees                                                   3,335,042
-------------------------------------------------------------------------
Administrative services fees                                      227,922
-------------------------------------------------------------------------
Custodian fees                                                    107,766
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                       1,034,535
-------------------------------------------------------------------------
  Class B                                                       2,297,863
-------------------------------------------------------------------------
  Class C                                                         397,991
-------------------------------------------------------------------------
  Class R                                                           4,637
-------------------------------------------------------------------------
  Investor Class                                                  349,927
-------------------------------------------------------------------------
Transfer agent fees                                             1,920,778
-------------------------------------------------------------------------
Trustees' and retirement fees                                      22,354
-------------------------------------------------------------------------
Other                                                             549,876
=========================================================================
    Total expenses                                             10,248,691
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (83,102)
=========================================================================
    Net expenses                                               10,165,589
=========================================================================
Net investment income                                          33,057,226
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        21,962,790
-------------------------------------------------------------------------
  Foreign currencies                                             (513,793)
-------------------------------------------------------------------------
  Foreign currency contracts                                   (3,316,543)
-------------------------------------------------------------------------
  Futures contracts                                            (3,071,392)
=========================================================================
                                                               15,061,062
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (2,033,253)
-------------------------------------------------------------------------
  Foreign currencies                                              (19,801)
-------------------------------------------------------------------------
  Foreign currency contracts                                    1,399,401
-------------------------------------------------------------------------
  Futures contracts                                             1,903,236
=========================================================================
                                                                1,249,583
=========================================================================
Net gain from investment securities, foreign currencies,
  foreign currency contracts and futures contracts             16,310,645
=========================================================================
Net increase in net assets resulting from operations          $49,367,871
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 33,057,226    $ 27,179,987
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts and futures
    contracts                                                   15,061,062      11,078,771
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts and futures contracts                              1,249,583       7,481,319
==========================================================================================
    Net increase in net assets resulting from operations        49,367,871      45,740,077
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (24,850,068)    (17,704,359)
------------------------------------------------------------------------------------------
  Class B                                                      (12,157,590)    (11,405,320)
------------------------------------------------------------------------------------------
  Class C                                                       (2,104,961)     (1,943,514)
------------------------------------------------------------------------------------------
  Class R                                                          (52,031)        (20,018)
------------------------------------------------------------------------------------------
  Investor Class                                                (8,381,763)             --
==========================================================================================
    Decrease in net assets resulting from distributions        (47,546,413)    (31,073,211)
==========================================================================================
Share transactions-net:
  Class A                                                      (64,220,848)    159,552,030
------------------------------------------------------------------------------------------
  Class B                                                      (61,960,399)     31,760,268
------------------------------------------------------------------------------------------
  Class C                                                       (5,120,031)      2,667,067
------------------------------------------------------------------------------------------
  Class R                                                          832,304         489,222
------------------------------------------------------------------------------------------
  Investor Class                                               166,418,910              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               35,949,936     194,468,587
==========================================================================================
    Net increase in net assets                                  37,771,394     209,135,453
==========================================================================================

NET ASSETS:

  Beginning of year                                            745,589,994     536,454,541
==========================================================================================
  End of year (including undistributed net investment income of $2,486,825 and $3,092,511 for 2004 and 2003,
    respectively)                                             $783,361,388    $745,589,994
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official

     Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions are considered borrowings under the 1940 Act. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

H. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $859.

    For the period ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $62,416 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $227,922 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2004, AISI retained $1,049,548 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C, Class R and Investor Class shares paid $1,034,535, $2,297,863, $397,991, $4,637 and $345,983, respectively. AIM reimbursed $3,944 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees of the INVESCO Select Income Fund paid to INVESCO Distributors, Inc., the prior distributor of INVESCO Select Income Fund and an AIM affiliate.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2004, AIM Distributors advised the Fund that it retained $110,555 in front-end sales commissions from the sale of Class A shares and $10,146, $21,421, $2,058 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                      UNREALIZED
                 MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION    MARKET VALUE    DIVIDEND     REALIZED
FUND               07/31/03         AT COST         FROM SALES      (DEPRECIATION)     07/31/04       INCOME     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $1,498,983      $140,178,243     $(138,278,505)       $   --        $3,398,721      $16,125      $   --
----------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            1,498,983       140,178,242      (138,278,504)           --         3,398,721       15,509          --
============================================================================================================================
  Total           $2,997,966      $280,356,485     $(276,557,009)       $   --        $6,797,442      $31,634      $   --
____________________________________________________________________________________________________________________________
============================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM and INVESCO funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended July 31, 2004, the Fund engaged in purchases and sales of securities of $156,093 and $0, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $10,174 and credits in custodian fees of $5,709 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $15,883.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $5,842 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

                                                                     INCOME FUND


    During the year ended July 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--FOREIGN CURRENCY CONTRACTS

OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------
                                        CONTRACT TO
                                 -------------------------                    UNREALIZED
SETTLEMENT DATE     CURRENCY      DELIVER        RECEIVE         VALUE       APPRECIATION
-----------------------------------------------------------------------------------------
09/09/04              GBP         6,255,000    $11,545,479    $11,346,335     $  199,144
-----------------------------------------------------------------------------------------
10/15/04              CAD         9,875,000      7,468,331      7,421,549         46,782
-----------------------------------------------------------------------------------------
10/20/04              AUD        22,300,000     15,954,535     15,518,035        436,500
-----------------------------------------------------------------------------------------
10/20/04              EUR        20,700,000     25,581,060     24,864,085        716,975
=========================================================================================
                                 59,130,000    $60,549,405    $59,150,004     $1,399,401
_________________________________________________________________________________________
=========================================================================================

NOTE 9--FUTURES CONTRACTS

On July 31, 2004, $3,300,000 principal amount of investment grade corporate bonds were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               UNREALIZED
                                                               NO. OF          MONTH/           MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS      COMMITMENT         VALUE        (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                       319       Sept.-04/Long     $ 67,348,875      $  283,289
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                       688       Sept.-04/Long       75,336,000       1,204,777
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                       60       Sept.-04/Short      (6,643,125)        (28,064)
---------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX E-Trade                                         69        Dec.-04/Long       16,842,900         (62,445)
---------------------------------------------------------------------------------------------------------------------------
U.S. 30 Year Bond                                                153       Sept.-04/Long       16,557,469         505,679
===========================================================================================================================
                                                                                             $169,442,119      $1,903,236
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $47,546,413    $31,073,211
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
------------------------------------------------------------------------------
Undistributed ordinary income                                   $    7,315,921
------------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments               (5,641,189)
------------------------------------------------------------------------------
Temporary book/tax differences                                        (336,829)
------------------------------------------------------------------------------
Capital loss carryforward                                         (277,715,975)
------------------------------------------------------------------------------
Post-October Capital loss deferral                                  (2,752,002)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,062,491,462
==============================================================================
Total net assets                                                $  783,361,388
______________________________________________________________________________
==============================================================================

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts and futures contracts, and differing treatment of bond premium amortization and of defaulted bonds. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies of $(10,077).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2004 to utilizing $176,897,684 of capital loss carryforward in the fiscal year ended July 31, 2005.

  The Fund utilized $1,423,964 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
July 31, 2005                                                   $  6,461,778
-----------------------------------------------------------------------------
July 31, 2006                                                     16,650,826
-----------------------------------------------------------------------------
July 31, 2007                                                     21,165,364
-----------------------------------------------------------------------------
July 31, 2008                                                     37,943,008
-----------------------------------------------------------------------------
July 31, 2009                                                     30,593,093
-----------------------------------------------------------------------------
July 31, 2010                                                     96,935,672
-----------------------------------------------------------------------------
July 31, 2011                                                     67,966,234
=============================================================================
Total capital loss carryforward                                 $277,715,975
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO Select Income Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $1,167,074,767 and $1,162,452,500, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp., which is in default with respect to the principal payments on $2,600,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $  8,483,235
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (14,114,347)
==============================================================================
Net unrealized appreciation of investment securities             $ (5,631,112)
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $774,141,489.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, exchangeable senior notes sales, bond premium amortization, paydowns on mortgage backed securities and capital loss carryforward limitations on July 31, 2004, undistributed net investment income was increased by $13,932,996, undistributed net realized gain (loss) was increased by $25,448,971 and shares of beneficial interest decreased by $39,381,967. Further, as a result of tax deferrals acquired in the reorganization of INVESCO Select Income Fund into the Fund on November 3, 2003, undistributed net investment income was decreased by $49,495, undistributed net realized gain (loss) was decreased by $129,080,621 and shares of beneficial interest increased by $129,130,116. These reclassifications had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      10,509,207    $  69,615,024     34,974,482    $ 227,557,387
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,486,485       23,152,163      6,568,344       42,470,135
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,363,257        9,045,558      2,457,437       15,917,589
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         182,093        1,204,694        221,537        1,433,022
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                             3,753,160       24,979,653             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       2,883,800       19,119,681      2,135,445       13,818,002
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,335,831        8,868,205      1,263,215        8,179,269
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         250,635        1,658,843        228,277        1,474,885
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                           7,873           52,039          3,045           19,965
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                             1,141,666        7,586,388             --               --
==========================================================================================================================
Issued in connection with acquisitions:
  Class A                                                         768,863        5,095,481(b)  27,342,473      187,057,737(c)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          93,808          622,323(b)   8,116,484       55,594,742(c)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         265,700        1,758,132(b)   1,021,582        6,979,000(c)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            33,350,556      221,411,294(b)          --               --(c)
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,719,060       18,035,639      1,200,781        7,816,358
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,714,995)     (18,035,639)    (1,198,212)      (7,816,358)
==========================================================================================================================
Reacquired:
  Class A                                                     (26,596,888)    (176,086,673)   (42,574,877)    (276,697,454)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (11,571,725)     (76,567,451)   (10,303,838)     (66,667,520)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,662,267)     (17,582,564)    (3,361,539)     (21,704,407)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (64,441)        (424,429)      (147,810)        (963,765)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                           (13,190,227)     (87,558,425)            --               --
==========================================================================================================================
                                                                5,311,451    $  35,949,936     27,946,826    $ 194,468,587
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Investor Class shares commenced sales on September 30, 2003.
(b) As of the open of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Select Income Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Select Income Fund shareholders on October 28, 2003. The acquisition was accomplished by tax-free exchange of 34,478,927 shares of the Fund for 42,791,496 shares of INVESCO Select Income Fund outstanding as of the close of business October 31, 2003. INVESCO Select Income Fund's net assets at that date of $228,887,230 including $3,699,693 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $714,702,935.
(c) As of the open of business on June 23, 2003, the Fund acquired all the net assets of AIM Global Income Fund and AIM Strategic Income Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on February 6, 2003 and AIM Global Income Fund and AIM Strategic Income Fund shareholders on June 4, 2003. The acquisition was accomplished by a tax-free exchange of 36,480,539 shares of the Fund for 15,981,096 shares of AIM Global Income Fund outstanding and 12,468,897 shares of AIM Strategic Income Fund outstanding as of the close of business on June 20, 2003. AIM Global Income Fund's net assets at that date of $146,381,614 including $12,323,096 of unrealized appreciation and AIM Strategic Income Fund's net assets at that date of $103,249,865 including $4,131,358 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $551,945,514.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  CLASS A
                                          ---------------------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                            YEAR ENDED JULY 31,                         ENDED         YEAR ENDED
                                          -------------------------------------------------------      JULY 31,      DECEMBER 31,
                                            2004             2003           2002           2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $   6.51         $   6.20       $   6.91       $   7.14      $   7.59        $   8.38
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       0.28(a)          0.34(a)        0.44(a)(b)     0.53          0.34            0.57
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.15             0.35          (0.70)         (0.23)        (0.47)          (0.81)
=================================================================================================================================
    Total from investment operations          0.43             0.69          (0.26)          0.30         (0.13)          (0.24)
=================================================================================================================================
Less distributions:
  Dividends from net investment income       (0.40)           (0.38)         (0.43)         (0.51)        (0.25)          (0.55)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                             --               --          (0.02)         (0.02)        (0.07)             --
=================================================================================================================================
    Total distributions                      (0.40)           (0.38)         (0.45)         (0.53)        (0.32)          (0.55)
=================================================================================================================================
Net asset value, end of period            $   6.54         $   6.51       $   6.20       $   6.91      $   7.14        $   7.59
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                               6.64%           11.36%         (4.05)%         4.42%        (1.70)%         (2.92)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $384,741         $446,526       $281,966       $346,967      $346,482        $393,414
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets       0.99%(d)(e)      1.02%          0.96%          0.95%         0.97%(f)        0.91%
=================================================================================================================================
Ratio of net investment income to
  average net assets                          4.25%(d)         5.19%          6.57%(b)       7.57%         8.03%(f)        7.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                     155%             141%            70%            83%           43%             78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.45 and the ratio of net investment income to average net assets would have been 6.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $413,813,960.
(e) After fee waivers and/or expense reimbursement. Ratio of expenses to average net assets prior to fee waiver and/or expense reimbursements was 1.00% for the year ended July 31, 2004.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                  CLASS B
                                           --------------------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                            YEAR ENDED JULY 31,                         ENDED         YEAR ENDED
                                           ------------------------------------------------------      JULY 31,      DECEMBER 31,
                                             2004             2003        2002             2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   6.52         $   6.21    $   6.92         $   7.14      $   7.58        $   8.37
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.23(a)          0.29(a)     0.39(a)(b)       0.48          0.31            0.50
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.15             0.35       (0.70)           (0.23)        (0.47)          (0.80)
=================================================================================================================================
    Total from investment operations           0.38             0.64       (0.31)            0.25         (0.16)          (0.30)
=================================================================================================================================
Less distributions:
  Dividends from net investment income        (0.35)           (0.33)      (0.38)           (0.45)        (0.21)          (0.49)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                              --               --       (0.02)           (0.02)        (0.07)             --
=================================================================================================================================
    Total distributions                       (0.35)           (0.33)      (0.40)           (0.47)        (0.28)          (0.49)
=================================================================================================================================
Net asset value, end of period             $   6.55         $   6.52    $   6.21         $   6.92      $   7.14        $   7.58
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                5.86%           10.53%      (4.76)%           3.67%        (2.09)%         (3.72)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $196,237         $256,642    $216,710         $237,118      $213,926        $244,713
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets        1.74%(d)(e)      1.77%       1.71%            1.71%         1.73%(f)        1.66%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                   3.50%(d)         4.44%       5.82%(b)         6.81%         7.28%(f)        6.36%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                      155%             141%         70%              83%           43%             78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $229,786,285.
(e) After fee waivers and/or expense reimbursement. Ratio of expenses to average net assets prior to fee waiver and/or expense reimbursements was 1.75% for the year ended July 31, 2004.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                     CLASS C
                                                ---------------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                               YEAR ENDED JULY 31,                      ENDED         YEAR ENDED
                                                -------------------------------------------------      JULY 31,      DECEMBER 31,
                                                 2004            2003       2002           2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  6.51         $  6.19    $  6.91        $  7.13      $  7.57         $  8.36
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.23(a)         0.29(a)    0.39(a)(b)     0.48         0.31            0.50
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.14            0.36      (0.71)         (0.23)       (0.47)          (0.80)
=================================================================================================================================
    Total from investment operations               0.37            0.65      (0.32)          0.25        (0.16)          (0.30)
=================================================================================================================================
Less distributions:
  Dividends from net investment income            (0.35)          (0.33)     (0.38)         (0.45)       (0.21)          (0.49)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                  --              --      (0.02)         (0.02)       (0.07)             --
=================================================================================================================================
    Total distributions                           (0.35)          (0.33)     (0.40)         (0.47)       (0.28)          (0.49)
=================================================================================================================================
Net asset value, end of period                  $  6.53         $  6.51    $  6.19        $  6.91      $  7.13         $  7.57
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                    5.72%          10.73%     (4.92)%         3.68%       (2.09)%         (3.71)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $36,947         $41,912    $37,769        $44,216      $26,821         $28,202
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets            1.74%(d)(e)     1.77%      1.71%          1.71%        1.73%(f)        1.66%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                           3.50%(d)        4.44%      5.82%(b)       6.81%        7.28%(f)        6.36%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                          155%            141%        70%            83%          43%             78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $39,799,140.
(e) After fee waivers and/or expense reimbursement. Ratio of expenses to average net assets prior to fee waiver and/or expense reimbursements was 1.75% for the year ended July 31, 2004.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                             CLASS R
                                                              --------------------------------------
                                                                                       JUNE 2, 2002
                                                                   YEAR ENDED           (DATE SALES
                                                                    JULY 31,           COMMENCED) TO
                                                              ---------------------      JULY 31,
                                                               2004           2003         2002
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 6.51         $ 6.20       $ 6.53
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.26(a)        0.32(a)      0.06(a)(b)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.14           0.35        (0.32)
====================================================================================================
    Total from investment operations                            0.40           0.67        (0.26)
====================================================================================================
Less distributions:
  Dividends from net investment income                         (0.38)         (0.36)       (0.05)
----------------------------------------------------------------------------------------------------
  Return of capital                                               --             --        (0.02)
====================================================================================================
    Total distributions                                        (0.38)         (0.36)       (0.07)
====================================================================================================
Net asset value, end of period                                $ 6.53         $ 6.51       $ 6.20
____________________________________________________________________________________________________
====================================================================================================
Total return(c)                                                 6.20%         11.08%       (4.01)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,331         $  509       $   10
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                         1.24%(d)(e)    1.27%        1.21%(f)
====================================================================================================
Ratio of net investment income to average net assets            4.00%(d)       4.94%        6.32%(b)(f)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(g)                                       155%           141%          70%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 6.51%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $927,371.
(e) After fee waivers and/or expense reimbursement. Ratio of expenses to average net assets prior to fee waiver and/or expense reimbursements was 1.25% for the year ended July 31, 2004.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                INVESTOR CLASS
                                                              ------------------
                                                              SEPTEMBER 30, 2003
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                   JULY 31,
                                                                     2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $   6.71
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.24(a)
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (0.06)
================================================================================
    Total from investment operations                                   0.18
================================================================================
Less distributions from net investment income                         (0.34)
================================================================================
Net asset value, end of period                                     $   6.55
________________________________________________________________________________
================================================================================
Total return(b)                                                        2.67%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $164,105
________________________________________________________________________________
================================================================================
Ratio of expense net assets:
  With fee waivers and expense reimbursements                          1.00%(c)
--------------------------------------------------------------------------------
  Without fee waivers and expense reimbursement                        1.01%(c)
________________________________________________________________________________
================================================================================
Ratio of net investment income to average net assets                   4.24%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(d)                                              155%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $167,964,982.
(d)  Not annualized for period shown.

NOTE 15--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                                                     INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Income Fund
and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Income Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Income Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -S- ERNST & YOUNG LLP
September 17, 2004

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Income Fund, an investment portfolio of AIM Investment Securities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                        WITHHOLDING
       TRUSTEES/ MATTER                                                VOTES FOR         AUTHORITY
---------------------------------------------------------------------------------------------------
(1)*   Bob R. Baker................................................  1,430,557,734      19,888,865
       Frank S. Bayley.............................................  1,430,328,954      20,117,645
       James T. Bunch..............................................  1,430,768,168      19,678,431
       Bruce L. Crockett...........................................  1,430,659,866      19,786,733
       Albert R. Dowden............................................  1,430,613,991      19,832,608
       Edward K. Dunn, Jr..........................................  1,430,557,918      19,888,681
       Jack M. Fields..............................................  1,430,604,411      19,842,188
       Carl Frischling.............................................  1,430,139,075      20,307,524
       Robert H. Graham............................................  1,430,382,712      20,063,887
       Gerald J. Lewis.............................................  1,430,101,093      20,345,506
       Prema Mathai-Davis..........................................  1,430,403,656      20,042,943
       Lewis F. Pennock............................................  1,430,682,327      19,764,272
       Ruth H. Quigley.............................................  1,430,286,369      20,160,230
       Louis S. Sklar..............................................  1,430,522,821      19,923,778
       Larry Soll, Ph.D............................................  1,430,500,783      19,945,816
       Mark H. Williamson..........................................  1,430,415,623      20,030,976

* Proposal required approval by a combined vote of all the portfolios of AIM Investment Securities Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of May 31, 2004

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.   None
  Trustee, Chairman and                             (financial services holding company); Director and
  President                                         Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1992             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee                                           (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of May 31, 2004

                                                                     INCOME FUND

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1990               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (California)
  Trustee
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1990               Executive Vice President, Development and Operations, Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President,                               Counsel, A I M Management Group Inc. (financial services
  Secretary and Chief Legal                            holding company) and A I M Advisors, Inc.; Director and Vice
  Officer                                              President, INVESCO Distributors, Inc.; Vice President, A I M
                                                       Capital Management, Inc., A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director, Vice President and
                                                       General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           2004               Managing Director, Chief Fixed Income Officer and Senior
  Vice President                                       Investment Officer, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Director of Money Market Research and
  Vice President                                       Special Projects, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox(3) -- 1943        1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
                                                       Formerly: Senior Vice President, AIM Investment Services,
                                                       Inc.; and Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1992               Director of Cash Management, Managing Director and Chief
  Vice President                                       Cash Management Officer, A I M Capital Management, Inc;
                                                       Director and President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           2002               Director and Executive Vice President, A I M Management
  Vice President                                       Group, Inc., Director and Senior Vice President, A I M
                                                       Advisors, Inc., and Director, Chairman, President, Director
                                                       of Investments, Chief Executive Officer and Chief Investment
                                                       Officer, A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
--------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.
-------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942               None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President,
  Secretary and Chief Legal
  Officer
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox(3) -- 1943       N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

(3) Mr. Cox resigned from the Trust effective September 17, 2004 and Lisa Brinkley was appointed as the Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046-1173          Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Houston, TX 77010-4035
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103-7599     New York, NY 10022-3852                                         Boston, MA 02110-2801

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2004, 0.03% is eligible for the dividends received deduction for corporations.

For its tax year ended July 31, 2004, the Fund designated 0.03%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual percentages for the calendar year will be designated in the Fund's year end tax statement.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 1.31% was derived from U.S. Treasury
Obligations.

                                    YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------


If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.


AIMinvestments.com                  INC-AR-1            A I M Distributors, Inc.

                                                AIM INTERMEDIATE GOVERNMENT FUND
                                   Annual Report to Shareholders o July 31, 2004


                                  [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

===================================================================================================================================
AIM INTERMEDIATE GOVERNMENT FUND SEEKS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH REASONABLE CONCERN FOR SAFETY OF
PRINCIPAL.

o Unless otherwise stated, information presented in this report is as of 7/31/04 and is based on total net assets.
===================================================================================================================================


ABOUT SHARE CLASSES                          o The unmanaged Lehman Intermediate U.S.      o Effective duration is a measure, as
                                             Government and Mortgage Index is a            estimated by the fund's portfolio
o Effective 9/30/03, Class B shares are      market-weighted combination of the             managers, of a bond fund's price
not available as an investment for           unmanaged Lehman Brothers Intermediate        sensitivity to changes in interest
retirement plans maintained pursuant to      U.S. Government Bond Index and the            rates. Weighted average effective
Section 401 of the Internal Revenue          unmanaged Lehman Brothers Mortgage            maturity is a measure, as estimated by
Code, including 401(k) plans, money          Backed Securities Fixed Rate (MBS FR)         the fund's portfolio managers, of the
purchase pension plans and profit            Index. The Lehman Brothers Intermediate       length of time the average security in a
sharing plans. Plans that have existing      U.S. Government Bond Index represents         bond fund will mature or be redeemed by
accounts invested in Class B shares will     the performance of intermediate- and          its issuer. Both measures take into
continue to be allowed to make               long-term U.S. Treasury and U.S.              account mortgage prepayments, puts,
additional purchases.                        government agency securities. The MBS FR      adjustable coupons and potential call
                                             Index covers 30- and 15-year                  dates.
o Investor Class shares are closed to        mortgage-backed pass-through securities
most investors. For more information on      offered by Ginnie Mae, Fannie Mae, and        o The average credit quality of the
who may continue to invest in the            Freddie Mac. The indexes are compiled by      fund's holdings as of the close of the
Investor Class shares, please see the        Lehman Brothers, a global investment          reporting period represents the weighted
prospectus.                                  bank.                                         average quality rating of the securities
                                                                                           in the portfolio as assigned by
o Class R shares are available only to       o The unmanaged Standard & Poor's             Nationally Recognized Statistical Rating
certain retirement plans. Please see the     Composite Index of 500 Stocks (the S&P        Organizations based on assessment of the
prospectus for more information.             500--Registered Trademark-- Index) is an       credit quality of the individual
                                             index of common stocks frequently used        securities.
PRINCIPAL RISKS OF INVESTING IN THE FUND     as a general measure of U.S. stock
                                             market performance.                           A description of the policies and
o The fund invests in securities issued                                                    procedures that the fund uses to
or backed by the U.S. government, its        o The fund is not managed to track the        determine how to vote proxies relating
agencies or instrumentalities. They          performance of any particular index,          to portfolio securities is available
offer a high degree of safety and, in        including the indexes defined here, and       without charge, upon request, from our
the case of government securities, are       consequently, the performance of the          Client Services department at
guaranteed as to timely payment of           fund may deviate significantly from the       800-959-4246, or on the AIM Web site,
principal and interest if held to            performance of the indexes.                   AIMinvestments.com. Scroll down on the
maturity. Fund shares are not insured,                                                     home page and click on AIM Funds Proxy
and their value or yield will vary with      o A direct investment cannot be made in       Policy. The information is also
market conditions.                           an index. Unless otherwise indicated,         available on the Securities and Exchange
                                             index results include reinvested              Commission's Web site, sec.gov.
o The fund invests a portion of its          dividends, and they do not reflect sales
assets in mortgage-backed securities,        charges. Performance of an index of           Information about how the fund voted
which may lose value if mortgages are        funds reflects fund expenses;                 proxies related to its portfolio
prepaid in response to falling interest      performance of a market index does not.       securities during the 12 months ended
rates.                                                                                     6/30/04 is available at our Web site. Go
                                             OTHER INFORMATION                             to AIMinvestments.com, access the About
ABOUT INDEXES USED IN THIS REPORT                                                          Us tab, click on Required Notices and
                                             o The returns shown in the Management's       then click on Proxy Voting Activity.
o The unmanaged Lehman U.S. Aggregate        Discussion of Fund Performance are based      Next, select your fund from the
Bond Index, which represents the U.S.        on net asset values calculated for            drop-down menu.
investment-grade fixed-rate bond market      shareholder transactions. Generally
(including government and corporate          accepted accounting principles require
securities, mortgage pass-through            adjustments to be made to the net assets
securities and asset-backed securities),     of the fund at period end for financial
is compiled by Lehman Brothers, a global     reporting purposes, and as such, the net
investment bank.                             asset values for shareholder
                                             transactions and the returns based on
o The Lipper Intermediate U.S.               those net asset values may differ from
Government Bond Fund Index represents an     the net asset values and returns
average of the 30 largest                    reported in the Financial Highlights.
intermediate-term U.S. government bond
funds tracked by Lipper, Inc., an
independent mutual fund performance
monitor.

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.
================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           After a brisk run-up in 2003, markets seemed to pause in
ROBERT H.           2004 in what appeared to be a holding pattern. During the
GRAHAM]             12-month period covered by this report, market sentiment
                    shifted from enthusiasm over an economic recovery to
ROBERT H. GRAHAM    caution. Rising interest rates, inflation--especially in
                    surging oil prices--the war on terrorism and the upcoming presidential election created uncertainty in the markets, resulting in relatively flat returns year to date in 2004 and a downturn in July.

                       This pattern was especially evident in the equity
                    markets. The S&P 500 Index gained 13.16% over the 12 months ending July 31, 2004, but much of the upswing occurred in the latter part of 2003. Year-to-date as of July 31, 2004, the S&P 500 Index returned 0.02%. Performance declined in July, with the index returning -3.31% for the month.

   The fiscal year proved especially challenging for the fixed-income market, especially near the end of the reporting period. Stronger-than-expected employment growth, an increase in inflation and the anticipation of a rate hike by the Federal Reserve caused a sell-off in the bond market during the second quarter of 2004. The Lehman U.S. Aggregate Bond Index returned 4.84% for the fiscal year covered by this report, but only 1.14% year-to-date as of July 31, 2004. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

   In a period of uncertainty like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.34% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.24%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

   For information on how your fund performed and was managed during the fiscal year covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   Shareholders were recently sent a prospectus supplement and question and answer document pertaining to settlement agreements among AIM and INVESCO with the Attorneys General of Colorado and New York and the U.S. Securities and Exchange Commission (SEC) to resolve market-timing investigations. We will continue to post updates on our Web site, AIMinvestments.com, as information becomes available.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM
Investments--Servicemark--. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
--------------------------
Robert H. Graham
Chairman and President
September 15, 2004


*Average annual total returns, July 31, 1979, to July 31, 2004. Source: Lipper, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SHORT-DURATION, MORTGAGES HELPED                                                           mortgage-backed bonds. Mortgage-backed
BOOST FUND RETURNS                                                                         securities provided the best total
                                                                                           return in the government bond arena,
For the fiscal year ended July 31, 2004,     hike influenced fixed-income markets          outdistancing Treasuries and agencies by
AIM Intermediate Government Fund Class A     during the fiscal year. Indeed, the           a wide margin. One reason for this is
shares returned 3.45% at net asset           economic expansion that began in 2003         that mortgage bonds typically pay a
value. (Had the effects of sales charges     took hold in the first half of 2004,          higher yield than Treasuries or agencies
been included, returns would have been       triggering a rise in inflation and the        in order to compensate investors for the
lower.) Returns for other share classes      expectation of higher interest rates. In      risk that homeowners might pre-pay their
and benchmark indexes are shown in the       the calendar year 2003, inflation             loans.
table below. For the same period, the        averaged just 1% but rose to an annual
fund lagged its broad market index, the      rate of 2% during the first half of 2004         Although agency bonds posted positive
Lehman U.S. Aggregate Bond Index, which      as energy prices soared and demand            total returns for the fiscal year, they
returned 4.84%. The fund's lower return      increased for commodities and industrial      came under pressure amid on-going talks
compared to the Lehman Aggregate is due      materials.                                    about tighter regulations of
to the composition of the index. The                                                       government-sponsored enterprises such as
Lehman Aggregate includes corporate             Throughout the reporting period,           Fannie Mae and Freddie Mac. Meanwhile,
bonds, an asset class which                  fixed-income markets focused on the Fed       interest rates on Treasuries moved
significantly outperformed government        and monthly labor market data. The            higher across the yield curve--a graph
bonds during the fiscal year. The fund,      release of the March non-farm payroll         depicting the relationship between
however, invests solely in                   data, which indicated the economy had         yields of similar quality bonds with
government-backed or government-sponsored    begun adding jobs in significant              varying maturity dates. Over the course
securities.                                  numbers, had a profound effect on bond        of the reporting period, the yield curve
                                             markets in the second quarter. After the      flattened as short-term Treasury yields
   In other benchmark comparisons, the       news, bond prices rose significantly and      rose significantly more than longer-term
fund outperformed its peer group index,      fixed-income markets began pricing in a       Treasuries.
the Lipper Intermediate U.S. Government      Fed tightening cycle. In response to
Bond Fund Index, which returned 3.29%.       this data and increasing inflationary         YOUR FUND
The fund lagged, however its                 concerns, the Fed increased the federal
style-specific index, the Lehman             funds target rate from 1.00% to 1.25% at      Given the interest rate environment, we
Intermediate U.S. Government and             its late June 2004 meeting--its first         positioned the fund defensively during
Mortgage Index, which returned 4.09%,        increase in four years.                       the fiscal year. Simply put, the fund's
due to expenses.                                                                           holdings had a shorter average duration,
                                                In this environment, government bonds      or less sensitivity to interest rate
MARKET CONDITIONS                            provided mixed results. In the                movements, than that of its
                                             mortgage-backed securities arena, as          style-specific index--the Lehman
Lingering geopolitical uncertainties,        interest rates rose, the willingness of       Intermediate U.S. Government and
improving economic conditions and the        homeowners to refinance their mortgages       Mortgage Index. It is important to note
possibility of a Federal Reserve (the        declined. This in turn, drove down            that the net asset value of a fund with
Fed) rate                                    mortgage prepayment rates--a boon for         a relatively long duration will
                                                                                           fluctuate more in response to interest
                                                                                           rate changes than a shorter-duration
                                                                                           fund.

===================================================================================================================================

PORTFOLIO COMPOSITION                        FUND VS. INDEXES                              TOTAL NET ASSETS          $999.7 million

By investment type, based on total           Total returns, 7/31/03-7/31/04,               WEIGHTED AVERAGE
investments                                  excluding applicable sales charges. if        EFFECTIVE MATURITY            4.25 years
Excludes money market fund holdings          sales charges were included, returns
                                             would be lower.                               EFFECTIVE DURATION            2.86 years
                 [PIE CHART]
                                             CLASS A SHARES                    3.45%       TOTAL NUMBER OF HOLDINGS             576
U.S. AGENCY OBLIGATIONS              15.2%                                                 (Excludes money market fund holdings)
                                             CLASS B SHARES                    2.68
U.S. TREASURY OBLIGATIONS             7.9%
                                             CLASS C SHARES                    2.57
MORTGAGE OBLIGATIONS                 76.9%
                                             CLASS R SHARES                    3.08        .

                                             INVESTOR CLASS SHARES*            3.47

                                             LEHMAN U.S. AGGREGATE BOND INDEX
                                             (BROAD MARKET INDEX)              4.84

                                             LEHMAN INTERMEDIATE U.S.
                                             GOVERNMENT AND MORTGAGE INDEX
                                             (STYLE-SPECIFIC INDEX)            4.09

                                             LIPPER INTERMEDIATE U.S.
                                             GOVERNMENT BOND FUND INDEX
                                             (PEER GROUP INDEX)                3.29

                                             Source: Lipper, Inc.

*Inception date 9/30/03. Returns prior
 to 9/30/03 are hypothetical based on
 Class A shares. See explanation, page 5.

The fund's holdings are subject to
change, and there is no assurance that
the fund will continue to hold any
particular security.
===================================================================================================================================

   By taking a relatively short              the highest returns in the government                          CLINT W. DUDLEY
duration position in the fourth quarter      bond arena and provided a significant                          Clint Dudley, Chartered
of 2003, the fund avoided some of the        yield premium versus Treasury and agency          [DUDLEY      Financial Analyst, is
losses incurred by longer-duration funds     bonds.                                             PHOTO]      portfolio manager of
in October and was able to participate                                                                      AIM Intermediate
in the November/December 2003 bond              Overall, the fund's overweight                              Government Fund. He
market rally. During the first quarter       position in mortgage-backed securities        joined AIM in 1998. Mr. Dudley graduated
of 2004, however, short duration             combined with the yield premium they          with a B.B.A. and an M.B.A., both from
hindered fund performance as anticipated     provided, and the fund's shorter              Baylor University.
job growth failed to materialize,            duration benefited fund performance for
thereby causing some to believe that         the reporting period as a whole.                               SCOT W. JOHNSON
interest rates could remain unchanged                                                                       Mr. Johnson, Chartered
for the foreseeable future. But when the     IN CLOSING                                        [JOHNSON     Financial Analyst, is
strong March jobs report was announced,                                                         PHOTO]      lead manager of AIM
the bond market sold off dramatically        During the fiscal year, the rising                             Intermediate Government
and priced in higher interest rates. In      interest rate environment proved                               Fund. He joined AIM in
that environment, the fund's defensive       challenging for bond markets. Investors,      1994. Mr. Johnson received both his
position helped performance.                 however, should keep in mind the nature       bachelor's degree in economics and an
                                             of fixed-income investments. Although         M.B.A. in finance from Vanderbilt
   We kept the fund's average duration       rising interest rates mean declining          University.
relatively short during the fiscal year      bond prices, fixed-income investments
by buying short-maturity U.S. Treasury,      have an income component that can help
agency and mortgage-backed securities.       limit the total return impact of lower
At the close of the reporting period,        bond prices.
the fund's average duration was 2.86
years.                                          Throughout the reporting period, we
                                             remained committed to the fund's
   Mortgage-backed securities also           investment objective of a high level of
played a key role in the fund's              current income consistent with
defensive posture during the fiscal year     reasonable concern for safety of
as these types of bonds typically are        principal by investing principally in
less volatile to changes in interest         debt securities issued, guaranteed, or
rates. As a government bond fund, we         otherwise backed by the U.S. government.
typically invest in a combination of         We appreciate your continued investment
Treasuries, agencies and mortgage-backed     in AIM Intermediate Government Fund.
securities. Since the close of the
fourth quarter of 2003, we have                   See important fund and index
maintained significant exposure to the           disclosures inside front cover.
mortgage-backed area. Indeed, as of the
close of the fiscal year, more than 67%
of the fund's assets were invested in
mortgage-backed securities.
Mortgage-backed securities posted

================================================================================

CURRENT YIELDS

FUND CLASS                      30-DAY DISTRIBUTION RATE       30-DAY SEC YIELD

CLASS A SHARES                            4.38%                      3.01%

CLASS B SHARES                            3.85                       2.40

CLASS C SHARES                            3.87                       2.40

CLASS R SHARES                            4.36                       2.91

INVESTOR CLASS SHARES                     4.66                       2.99

================================================================================

The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.

   The fund's 30-day distribution rate reflects its most recent monthly dividend                [RIGHT ARROW GRAPHIC]
distribution multiplied by 12 and divided by the most recent month-end maximum
offering price.                                                                            FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      You may use the information in this           or expenses you paid for the period. You
                                             table, together with the amount you           may use this information to compare the
As a shareholder of the Fund, you incur      invested, to estimate the expenses that       ongoing costs of investing in the Fund
two types of costs: (1) transactions         you paid over the period. Simply divide       and other funds. To do so, compare this
costs, which may include sales charges       your account value by $1,000 (for             5% hypothetical example with the 5%
(loads) on purchase payments; contingent     example, an $8,600 account value divided      hypothetical examples that appear in the
deferred sales charges on redemptions;       by $1,000 = 8.6), then multiply the           shareholder reports of the other funds.
and redemption fees, if any; and (2)         result by the number in the table under
ongoing costs, including management          the heading entitled "Actual Expenses            Please note that the expenses shown
fees; distribution and/or services fees      Paid During Period" to estimate the           in the table are meant to highlight your
(12b-1); and other Fund expenses. This       expenses you paid on your account during      ongoing costs only and do not reflect
Example is intended to help you              this period.                                  any transactional costs, such as sales
understand your ongoing costs (in                                                          charges (loads) on purchase payments,
dollars) of investing in the Fund and to     HYPOTHETICAL EXAMPLE FOR                      contingent deferred sales charges on
compare these costs with ongoing costs       COMPARISON PURPOSES                           redemptions, and redemption fees, if
of investing in other mutual funds. The                                                    any. Therefore, the hypothetical
Example is based on an investment of         The table below also provides                 information is useful in comparing
$1,000 invested at the beginning of the      information about hypothetical account        ongoing costs only, and will not help
period and held for the entire period        values and hypothetical expenses based        you determine the relative total costs
February 1, 2004 - July 31, 2004.            on the Fund's actual expense ratio and        of owning different funds. In addition,
                                             an assumed rate of return of 5% per year      if these transactional costs were
ACTUAL EXPENSES                              before expenses, which is not the Fund's      included, your costs would have been
                                             actual return. The hypothetical account       higher.
The table below provides information         values and expenses may not be used to
about actual account values and actual       estimate the actual ending account
expenses.                                    balance

===================================================================================================================================
                                                    ACTUAL                                   HYPOTHETICAL
                                                                                    (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT      ENDING ACCOUNT          EXPENSES           ENDING ACCOUNT               EXPENSES
                     VALUE                VALUE              PAID DURING             VALUE                   PAID DURING
                    (2/1/04)           (7/31/04)(1)           PERIOD(2)             (7/31/04)                  PERIOD(2)
CLASS A            $1,000.00            $1,001.90              $5.48                $1,019.39                   $5.52

CLASS B             1,000.00               998.20               9.19                 1,015.66                    9.27

CLASS C             1,000.00               998.20               9.19                 1,015.66                    9.27

CLASS R             1,000.00               999.60               6.71                 1,018.15                    6.77

INVESTOR            1,000.00             1,002.20               5.33                 1,019.54                    5.37

(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative returns at net asset value for the period
February 1, 2004 to July 31, 2004 were 0.19%, -0.18%, -0.18%, -0.04% and 0.22%
for Class A, Class B, Class C, Class R and Investor Class shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (1.10%, 1.85%,            [ARROW
1.85%, 1.35% and 1.07% for Class A, B, C, R and Investor class shares,                  BUTTON       For More Information Visit
respectively) multiplied by the average account value over the period,                  IMAGE]            AIMinvestments.com
multiplied by 182/366 (to reflect the one-half year period).

===================================================================================================================================

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results. Your fund's       7/31/94-7/31/04
total return includes reinvested
distributions, applicable sales charges,                                     [MOUNTAIN CHART]
fund expenses and management fees. Index
results include reinvested dividends,                   Aim Intermediate        Lehman U.S.     Lipper Intermediate
but they do not reflect sales charges.                  Government Fund         Aggregate         U.S. Government
Performance of an index of funds                        Class A Shares          Bond Index         Fund Index
reflects fund expenses and management
fees; performance of a market index does     7/94           $10000               $10000               $10000
not. Performance shown in the chart does     10/94            9443                 9856                 9891
not reflect deduction of taxes a             1/95             9558                10098                10050
shareholder would pay on fund                4/95             9898                10547                10439
distributions or sale of fund shares.        7/95            10293                11011                10813
Performance of the indexes does not          10/95           10647                11399                11143
reflect the effects of taxes.                1/96            11013                11810                11498
                                             4/96            10680                11459                11174
   In evaluating this chart, please note     7/96            10782                11621                11300
that the chart uses a logarithmic scale      10/96           11122                12065                11687
along the vertical axis (the value           1/97            11239                12195                11799
scale). This means that each scale           4/97            11309                12271                11865
increment always represents the same         7/97            11829                12872                12383
percent change in price; in a linear         10/97           12043                13138                12615
chart each scale increment always            1/98            12362                13502                12935
represents the same absolute change in       4/98            12425                13609                13007
price. In this example, the scale            7/98            12674                13884                13254
increment between $5,000 and $10,000 is      10/98           13154                14364                13743
the same as that between $10,000 and         1/99            13274                14593                13881
$20,000. In a linear chart, the latter       4/99            13102                14463                13745
scale increment would be twice as large.     7/99            12866                14230                13525
The benefit of using a logarithmic scale     10/99           13030                14441                13687
is that it better illustrates                1/00            12920                14323                13579
performance during the fund's early          4/00            13164                14645                13852
years before reinvested distributions        7/00            13428                15079                14212
and compounding create the potential for     10/00           13757                15495                14615
the original investment to grow to very      1/01            14331                16303                15348
large numbers. Had the chart used a          4/01            14411                16459                15481
linear scale along its vertical axis,        7/01            14757                16993                15953
you would not be able to see as clearly      10/01           15484                17751                16698
the movements in the value of the fund       1/02            15156                17536                16401
and the indexes during the fund's early      4/02            15368                17749                16585
years. We use a logarithmic scale in         7/02            15850                18273                17174
financial reports of funds that have         10/02           16325                18796                17676
more than five years of performance          1/03            16501                19196                17886
history.                                     4/03            16683                19607                18164
                                             7/03            16329                19263                17842
                                             10/03           16579                19718                18152
                                             1/04            16859                20127                18421
                                             4/04            16760                19964                18285
                                             7/04           $16894               $20195               $18428

                                                                                                              Source: Lipper, Inc.

===================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 INVESTOR CLASS SHARES                            Class R shares' inception date is
As of 7/31/04, including applicable sales    10 Years                       5.90%          6/3/02. Returns since that date are
charges                                      5 Years                        5.60           historical returns. All other returns
                                             1 Year                         3.47           are blended returns of historical Class
CLASS A SHARES                                                                             R share performance and restated Class A
10 Years                       5.38%         In addition to returns as of the close        share performance (for periods prior to
5 Years                        4.57          of the fiscal year, industry regulations      the inception date of Class R shares) at
1 Year                        -1.51          require us to provide average annual          net asset value, adjusted to reflect the
                                             total returns as of 6/30/04, the most         higher Rule 12b-1 fees applicable to
CLASS B SHARES                               recent calendar quarter-end.                  Class R shares.
10 Years                       5.26%
5 Years                        4.48          AVERAGE ANNUAL TOTAL RETURNS                     The performance data quoted represent
1 Year                        -2.25                                                        past performance and cannot guarantee
                                             As of 6/30/04, most recent calendar           comparable future results; current
CLASS C SHARES                               quarter-end, including applicable sales       performance may be lower or higher.
Inception (8/4/97)             4.54%         charges                                       Please visit AIMinvestments.com for the
5 Years                        4.81                                                        most recent month-end performance.
1 Year                         1.59          CLASS A SHARES                                Performance figures reflect reinvested
                                             10 Years                       5.48%          distributions, changes in net asset
CLASS R SHARES                               5 Years                        4.42           value and the effect of the maximum
10 Years                       5.64%         1 Year                        -5.05           sales charge unless otherwise stated.
5 Years                        5.33
1 Year                         3.08          CLASS B SHARES                                   Investment return and principal value
                                             10 Years                       5.34%          will fluctuate so that you may have a
                                             5 Years                        4.32           gain or loss when you sell shares.
                                             1 Year                        -5.82
                                                                                              Class A share performance reflects
                                             CLASS C SHARES                                the maximum 4.75% sales charge, and
                                             Inception (8/4/97)             4.54%          Class B and Class C share performance
                                             5 Years                        4.67           reflects the applicable contingent
                                             1 Year                        -2.03           deferred sales charge (CDSC) for the
                                                                                           period involved. The CDSC on Class B
                                             CLASS R SHARES                                shares declines from 5% beginning at the
                                             10 Years                       5.74%          time of purchase to 0% at the beginning
                                             5 Years                        5.20           of the seventh year. The CDSC on Class C
                                             1 Year                        -0.58           shares is 1% for the first year after
                                                                                           purchase. Investor Class shares do not
                                             INVESTOR CLASS SHARES                         have a front-end sales charge or a CDSC;
                                             10 Years                       6.01%          therefore, performance is at net asset
                                             5 Years                        5.47           value. Class R shares do not have a
                                             1 Year                        -0.22           front-end sales charge; returns shown
                                                                                           are at net asset value and do not
                                             Investor Class shares' inception date is      reflect a 0.75% CDSC that may be imposed
                                             9/30/03. Returns since that date are          on a total redemption of retirement plan
                                             historical returns. All other returns         assets within the first year.
                                             are blended returns of historical
                                             Investor Class share performance and             The performance of the fund's share
                                             restated Class A share performance (for       classes will differ due to different
                                             periods prior to the inception date of        sales charge structures and class
                                             Investor Class shares) at net asset           expenses.
                                             value and reflect the Rule 12b-1 fees
                                             applicable to Class A shares.
===================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
U.S. MORTGAGE-BACKED SECURITIES-77.81%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-13.31%

Pass Through Ctfs.,
  9.00%, 12/01/05 to 04/01/25                  $  4,501,566   $    5,037,316
----------------------------------------------------------------------------
  8.00%, 07/01/06 to 11/17/30                     8,238,583        8,956,157
----------------------------------------------------------------------------
  8.50%, 07/01/07 to 10/01/29                     3,611,526        3,928,491
----------------------------------------------------------------------------
  7.00%, 11/01/10 to 01/01/34                    23,024,013       24,419,440
----------------------------------------------------------------------------
  6.50%, 02/01/11 to 01/01/34                    48,113,287       50,788,253
----------------------------------------------------------------------------
  10.00%, 11/01/11 to 04/01/20                    1,430,161        1,604,415
----------------------------------------------------------------------------
  12.00%, 02/01/13                                    2,860            3,219
----------------------------------------------------------------------------
  6.00%, 06/01/17 to 05/01/33                       537,836          554,707
----------------------------------------------------------------------------
  4.50%, 05/01/19                                11,869,546       11,686,204
----------------------------------------------------------------------------
  10.50%, 08/01/19 to 01/01/21                      280,315          313,390
----------------------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25                     1,106,410        1,245,784
----------------------------------------------------------------------------
  7.50%, 09/01/29 to 09/01/30                    12,558,470       13,491,642
----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 08/01/15(a)                             10,914,540       10,996,137
============================================================================
                                                                 133,025,155
============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-51.88%

Pass Through Ctfs.,
  8.50%, 01/01/07 to 10/01/30                    19,579,935       21,679,505
----------------------------------------------------------------------------
  7.50%, 07/01/10 to 07/01/32                    12,494,456       13,389,553
----------------------------------------------------------------------------
  7.00%, 05/01/11 to 08/01/34                    52,702,141       55,813,890
----------------------------------------------------------------------------
  8.00%, 02/01/12 to 08/01/32                    38,460,649       41,527,806
----------------------------------------------------------------------------
  6.50%, 05/01/13 to 07/01/34                    93,427,456       98,526,918
----------------------------------------------------------------------------
  6.00%, 10/01/13 to 11/01/33                   125,930,031      130,659,178
----------------------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22                       249,586          281,900
----------------------------------------------------------------------------
  5.00%, 01/01/17 to 11/01/33                    11,931,332       11,928,843
----------------------------------------------------------------------------
  4.50%, 05/01/18 to 06/01/18                    24,996,019       24,640,613
----------------------------------------------------------------------------
  10.00%, 12/20/19 to 12/20/21                    1,409,789        1,579,434
----------------------------------------------------------------------------
  10.34%, 04/20/25                                  487,852          553,137
----------------------------------------------------------------------------
  5.50%, 02/01/32 to 12/01/33                    51,775,790       52,067,802
----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.50%, 08/01/19(a)                             31,718,794       32,618,700
----------------------------------------------------------------------------
  5.00%, 08/01/19 to 08/01/34(a)                 28,913,320       28,507,594
----------------------------------------------------------------------------
  6.00%, 08/01/34(a)                              4,807,000        4,940,076
============================================================================
                                                                 518,714,949
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-12.62%

Pass Through Ctfs.,
  6.00%, 10/15/08 to 08/15/33                  $ 15,927,245   $   16,427,312
----------------------------------------------------------------------------
  6.50%, 10/15/08 to 07/15/34                    61,137,611       64,172,604
----------------------------------------------------------------------------
  7.00%, 10/15/08 to 06/15/33                     9,009,260        9,641,869
----------------------------------------------------------------------------
  9.00%, 10/15/08 to 04/15/21                       201,453          224,363
----------------------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23                       853,171          958,157
----------------------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24                    1,930,215        2,166,481
----------------------------------------------------------------------------
  11.00%, 12/15/09 to 10/15/15                       17,385           19,441
----------------------------------------------------------------------------
  12.50%, 11/15/10                                    7,644            8,713
----------------------------------------------------------------------------
  13.00%, 01/15/11 to 12/15/14                       92,941          107,865
----------------------------------------------------------------------------
  13.50%, 04/15/11 to 04/15/15                      116,335          134,107
----------------------------------------------------------------------------
  12.00%, 02/15/13 to 07/15/15                      101,202          116,191
----------------------------------------------------------------------------
  10.50%, 02/15/16                                   13,246           14,979
----------------------------------------------------------------------------
  5.00%, 11/15/17 to 02/15/18                    27,822,074       28,309,219
----------------------------------------------------------------------------
  8.00%, 01/15/22 to 06/15/27                     3,110,371        3,420,781
----------------------------------------------------------------------------
  7.50%, 03/15/26 to 08/15/28                       413,890          445,972
============================================================================
                                                                 126,168,054
============================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $779,230,011)                                        777,908,158
============================================================================

U.S. GOVERNMENT AGENCY SECURITIES-15.38%

FEDERAL FARM CREDIT BANK-1.49%

Bonds,
  6.00%, 06/11/08                                 4,490,000        4,858,793
----------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28                                10,000,000       10,036,660
============================================================================
                                                                  14,895,453
============================================================================

FEDERAL HOME LOAN BANK-2.59%

Unsec. Bonds,
  6.50%, 11/15/05                                 2,000,000        2,101,401
----------------------------------------------------------------------------
  7.25%, 02/15/07                                 5,500,000        6,039,675
----------------------------------------------------------------------------
  4.88%, 05/15/07                                16,000,000       16,659,532
----------------------------------------------------------------------------
  5.48%, 01/08/09                                 1,000,000        1,061,767
============================================================================
                                                                  25,862,375
============================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-6.92%

Unsec. Global Notes,
  4.38%, 02/04/10(b)                             52,200,000       51,725,897
----------------------------------------------------------------------------
  4.75%, 12/08/10(b)                             17,500,000       17,492,475
============================================================================
                                                                  69,218,372
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------


FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.18%

Series B, Unsec. Medium Term Notes,
  6.47%, 09/25/12                              $ 10,550,000   $   11,745,737
============================================================================

PRIVATE EXPORT FUNDING COMPANY-2.01%

Series G, Sec. Gtd. Notes,
  6.67%, 09/15/09                                 3,900,000        4,349,163
----------------------------------------------------------------------------
Series J, Sec. Gtd. Notes,
  7.65%, 05/15/06                                 7,000,000        7,590,621
----------------------------------------------------------------------------
Series UU, Sec. Gtd. Notes,
  7.95%, 11/01/06                                 8,000,000        8,126,979
============================================================================
                                                                  20,066,763
============================================================================

TENNESSEE VALLEY AUTHORITY-1.19%

Series G, Global Bonds,
  5.38%, 11/13/08                                11,250,000       11,903,999
============================================================================
    Total U.S. Government Agency Securities
      (Cost $152,241,761)                                        153,692,699
============================================================================

U.S. TREASURY SECURITIES-8.03%

U.S. TREASURY BILLS-0.98%

1.63%, 01/31/05(c)                                8,400,000        8,398,031
----------------------------------------------------------------------------
6.75%, 05/15/05(c)                                1,300,000        1,348,648
============================================================================
                                                                   9,746,679
============================================================================


                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

U.S. TREASURY NOTES-4.79%

4.63%, 05/15/06                                $ 19,800,000   $   20,502,281
----------------------------------------------------------------------------
12.75%, 11/15/10                                 11,700,000       13,242,938
----------------------------------------------------------------------------
4.00%, 11/15/12                                   7,500,000        7,337,110
----------------------------------------------------------------------------
4.25%, 08/15/13                                   6,900,000        6,810,516
============================================================================
                                                                  47,892,845
============================================================================

U.S. TREASURY BONDS-1.90%

7.50%, 11/15/16 to 11/15/24                      14,950,000       18,972,149
============================================================================

U.S. TREASURY STRIPS-0.36%

6.79%, 11/15/18(d)                                7,750,000        3,636,445
============================================================================
    Total U.S. Treasury Securities (Cost
      $78,741,520)                                                80,248,118
============================================================================

                                                  SHARES

MONEY MARKET FUNDS-13.39%

Government & Agency Portfolio-Institutional
  Class (Cost $133,893,250)(e)                  133,893,250      133,893,250
============================================================================
TOTAL INVESTMENTS-114.61% (Cost
  $1,144,106,542)                                              1,145,742,225
============================================================================
OTHER ASSETS LESS LIABILITIES-(14.61%)                          (146,024,197)
============================================================================
NET ASSETS-100.00%                                            $  999,718,028
____________________________________________________________________________
============================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security purchased on a forward commitment basis. These securities are subject to dollar roll transactions. See Note 1F.
(b) Principal amount has been deposited in escrow with broker as collateral for reverse repurchase agreements outstanding at July 31, 2004.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $1,010,213,292)                             $1,011,848,975
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $133,893,250)                            133,893,250
============================================================
    Total investments (cost $1,144,106,542)    1,145,742,225
============================================================
Receivables for:
  Investments sold                                 4,229,990
------------------------------------------------------------
  Fund shares sold                                   894,562
------------------------------------------------------------
  Dividends and interest                           7,439,620
------------------------------------------------------------
  Principal paydowns                                  24,553
------------------------------------------------------------
  Amount due from advisor                              3,358
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    95,767
------------------------------------------------------------
Other assets                                          77,554
============================================================
    Total assets                               1,158,507,629
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Accrued interest expense                            10,614
------------------------------------------------------------
  Investments purchased                           87,024,536
------------------------------------------------------------
  Fund shares reacquired                           2,485,320
------------------------------------------------------------
  Dividends                                          451,528
------------------------------------------------------------
  Reverse repurchase agreements                   67,978,000
------------------------------------------------------------
  Deferred compensation and retirement plans         132,672
------------------------------------------------------------
Accrued distribution fees                            488,897
------------------------------------------------------------
Accrued trustees' fees                                 1,696
------------------------------------------------------------
Accrued transfer agent fees                           52,968
------------------------------------------------------------
Accrued operating expenses                           163,370
============================================================
    Total liabilities                            158,789,601
============================================================
Net assets applicable to shares outstanding   $  999,718,028
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,058,086,423
------------------------------------------------------------
Undistributed net investment income                  (60,098)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (59,943,980)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                       1,635,683
============================================================
                                              $  999,718,028
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  462,804,241
____________________________________________________________
============================================================
Class B                                       $  376,960,246
____________________________________________________________
============================================================
Class C                                       $   78,759,741
____________________________________________________________
============================================================
Class R                                       $    4,422,398
____________________________________________________________
============================================================
Investor Class                                $   76,771,402
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           51,370,380
____________________________________________________________
============================================================
Class B                                           41,711,697
____________________________________________________________
============================================================
Class C                                            8,748,466
____________________________________________________________
============================================================
Class R                                              490,606
____________________________________________________________
============================================================
Investor Class                                     8,516,609
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         9.01
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.01 divided
      by 95.25%)                              $         9.46
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $         9.04
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $         9.00
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $         9.01
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $         9.01
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $46,939,128
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      662,672
=========================================================================
    Total investment income                                    47,601,800
=========================================================================

EXPENSES:

Advisory fees                                                   4,380,063
-------------------------------------------------------------------------
Administrative services fees                                      301,305
-------------------------------------------------------------------------
Custodian fees                                                    122,081
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                       1,226,616
-------------------------------------------------------------------------
  Class B                                                       4,879,364
-------------------------------------------------------------------------
  Class C                                                       1,024,882
-------------------------------------------------------------------------
  Class R                                                          18,812
-------------------------------------------------------------------------
  Investor Class                                                  120,794
-------------------------------------------------------------------------
Interest                                                          831,333
-------------------------------------------------------------------------
Transfer agent fees                                             2,430,172
-------------------------------------------------------------------------
Trustees' and retirement fees                                      28,410
-------------------------------------------------------------------------
Other                                                             744,619
=========================================================================
    Total expenses                                             16,108,451
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (120,867)
=========================================================================
    Net expenses                                               15,987,584
=========================================================================
Net investment income                                          31,614,216
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (3,613,531)
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                    6,973,548
=========================================================================
Net gain from investment securities                             3,360,017
=========================================================================
Net increase in net assets resulting from operations          $34,974,233
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   31,614,216    $   44,215,132
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             (3,613,531)       16,683,688
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                          6,973,548       (27,772,540)
==============================================================================================
    Net increase in net assets resulting from operations          34,974,233        33,126,280
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (24,212,763)      (26,079,182)
----------------------------------------------------------------------------------------------
  Class B                                                        (20,411,485)      (26,326,300)
----------------------------------------------------------------------------------------------
  Class C                                                         (4,304,998)       (5,528,766)
----------------------------------------------------------------------------------------------
  Class R                                                           (176,822)          (50,065)
----------------------------------------------------------------------------------------------
  Investor Class                                                  (2,950,092)               --
==============================================================================================
    Total distributions from net investment income               (52,056,160)      (57,984,313)
==============================================================================================
Share transactions-net:
  Class A                                                       (168,638,127)      177,560,836
----------------------------------------------------------------------------------------------
  Class B                                                       (271,162,557)       51,686,953
----------------------------------------------------------------------------------------------
  Class C                                                        (57,106,581)       12,514,743
----------------------------------------------------------------------------------------------
  Class R                                                            444,990         4,114,325
----------------------------------------------------------------------------------------------
  Investor Class                                                  78,685,852                --
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (417,776,423)      245,876,857
==============================================================================================
    Net increase (decrease) in net assets                       (434,858,350)      221,018,824
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,434,576,378     1,213,557,554
==============================================================================================
  End of year (including undistributed net investment income of $(60,098) and $574,843 for 2004 and 2003,
    respectively)                                             $  999,718,028    $1,434,576,378
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions are considered borrowings under the 1940 Act. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $11,188.

    For the period ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $83,038 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses, along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $301,305 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2004, AISI retained $1,451,424 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C, Class R and Investor Class shares paid $1,226,616, $4,879,364, $1,024,882,
$18,812 and $111,334, respectively. AIM reimbursed $9,460 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees of the INVESCO U.S. Government Securities Fund paid to INVESCO Distributors, Inc., the prior distributor of INVESCO U.S. Government Securities Fund, an AIM affiliate.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2004, AIM Distributors advised the Fund that it retained $151,406 in front-end sales commissions from the sale of Class A shares and $246,868, $21,138, $29,839 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED         MARKET
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               07/31/03          AT COST          FROM SALES       (DEPRECIATION)      07/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Government &
  Agency
  Portfolio-
  Institutional
  Class          $132,830,068     $1,241,995,480    $(1,240,932,298)       $   --        $133,893,250     $662,672       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $14,044 and credits in custodian fees of $3,137 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $17,181.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $7,303 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. During the year ended July 31, 2004, the average borrowings for the number of days outstanding was $73,382,150 with a weighted average interest rate of 1.13% and interest expense of $831,333.

    Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions from ordinary income                            $52,056,160    $57,984,313
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
----------------------------------------------------------------------------
Undistributed ordinary income                                 $      117,080
----------------------------------------------------------------------------
Unrealized appreciation -- investments                               849,911
----------------------------------------------------------------------------
Temporary book/tax differences                                      (114,196)
----------------------------------------------------------------------------
Capital loss carryforward                                        (45,839,387)
----------------------------------------------------------------------------
Post-October capital loss deferral                               (13,381,803)
----------------------------------------------------------------------------
Shares of beneficial interest                                  1,058,086,423
============================================================================
Total net assets                                              $  999,718,028
____________________________________________________________________________
============================================================================

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the treatment of bond premium amortization.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
July 31, 2007                                                  $20,298,822
---------------------------------------------------------------------------
July 31, 2008                                                    9,400,360
---------------------------------------------------------------------------
July 31, 2011                                                      377,217
---------------------------------------------------------------------------
July 31, 2012                                                   15,762,988
===========================================================================
Total capital loss carryforward                                $45,839,387
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003 the date of reorganization of INVESCO U.S. Government Securities Fund into the Fund are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $1,603,793,973 and $1,912,276,127, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $ 9,257,791
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (8,407,880)
===============================================================================
Net unrealized appreciation of investment securities               $   849,911
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $1,144,892,314.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage backed securities, bond premium amortizations and reorganization transactions on July 31, 2004, undistributed net investment income was increased by $19,818,874 and undistributed net realized gain (loss) was decreased by $19,818,874. Further, as a result of tax deferrals acquired in the reorganization of INVESCO U.S. Government Securities Fund into the Fund on November 24, 2003, undistributed net investment income was decreased by $11,871, undistributed net realized gain (loss) was decreased by $402,940 and shares of beneficial interest increased by $414,811. These reclassifications had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                              ---------------------------------------------------------------
                                                                          2004                             2003
                                                              ----------------------------    -------------------------------
                                                                SHARES          AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      31,583,939    $ 288,510,314     220,216,980    $ 2,079,496,949
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       4,337,954       39,810,996      39,224,867        371,793,547
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,182,666       19,991,367      15,772,023        148,860,238
-----------------------------------------------------------------------------------------------------------------------------
  Class R                                                         393,399        3,601,416         640,841          6,006,843
-----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                             1,017,858        9,313,513              --                 --
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       2,316,710       21,181,595       2,298,707         21,695,397
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,786,445       16,400,177       2,246,868         21,273,356
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                         367,396        3,358,535         462,683          4,365,869
-----------------------------------------------------------------------------------------------------------------------------
  Class R                                                          18,224          166,422           5,158             48,588
-----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                               306,566        2,798,507              --                 --
=============================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                         517,741        4,773,211              --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                         115,186        1,065,926              --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                         271,140        2,498,508              --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            10,784,102       99,480,732              --                 --
=============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       3,411,127       31,202,564       2,912,619         27,474,869
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,400,020)     (31,202,564)     (2,902,708)       (27,474,869)
=============================================================================================================================
Reacquired:
  Class A                                                     (56,265,272)    (514,305,811)   (206,614,068)    (1,951,106,379)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (32,388,466)    (297,237,092)    (33,209,518)      (313,905,081)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (9,072,717)     (82,954,991)    (14,941,292)      (140,711,364)
-----------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (363,960)      (3,322,848)       (206,681)        (1,941,106)
-----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            (3,591,917)     (32,906,900)             --                 --
=============================================================================================================================
                                                              (45,671,899)   $(417,776,423)     25,906,479    $   245,876,857
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Investor Class shares commenced sales on September 30, 2003.
(b) As of the open of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO U.S. Government Securities Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO U.S. Government Securities Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 11,688,169 shares of the Fund for 14,502,725 shares of INVESCO U.S. Government Securities Fund outstanding as of the close of business on November 21, 2003. INVESCO U.S. Government Securities Fund's net assets at that date of $107,818,377 including $(775,060) of unrealized appreciation (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $11,119,380,636.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                             CLASS A
                                 ------------------------------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                      YEAR ENDED JULY 31,                               ENDED         YEAR ENDED
                                 --------------------------------------------------------------        JULY 31,      DECEMBER 31,
                                   2004                 2003            2002             2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $   9.15             $   9.28        $   9.08         $   8.77        $   8.80        $   9.58
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income              0.29(a)              0.33(a)         0.43(b)          0.50(a)         0.34            0.60
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                  0.02                (0.04)           0.23             0.35           (0.03)          (0.78)
=================================================================================================================================
    Total from investment
      operations                     0.31                 0.29            0.66             0.85            0.31           (0.18)
=================================================================================================================================
Less distributions from net
  investment income                 (0.45)               (0.42)          (0.46)           (0.54)          (0.34)          (0.60)
=================================================================================================================================
Net asset value, end of period   $   9.01             $   9.15        $   9.28         $   9.08        $   8.77        $   8.80
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                      3.45%                3.03%           7.39%            9.91%           3.55%          (1.87)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                       $462,804             $639,002        $473,104         $302,391        $221,636        $238,957
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets (including
  interest expense)                  1.01%(d)(e)          0.90%           0.94%            1.32%           1.25%(f)        1.08%
=================================================================================================================================
Ratio of expenses to average
  net assets (excluding
  interest expense)                  0.94%(d)(e)          0.89%           0.90%            0.93%           0.98%(f)        0.89%
=================================================================================================================================
Ratio of net investment income
  to average net assets              3.15%(d)             3.47%           4.58%(b)         5.61%           6.61%(f)        6.60%
=================================================================================================================================
Ratio of interest expense to
  average net assets                 0.07%(d)             0.01%           0.04%            0.39%           0.27%(f)        0.19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)            142%                 275%            146%             194%             65%            141%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the investment income per share would have been $0.47 and the ratio of net investment income to average net assets would have been 5.09%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(d)  Ratios are based on average daily net assets of $490,646,614.
(e) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.02% including interest expense and 0.95% excluding interest expense.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                            CLASS B
                              ---------------------------------------------------------------------------------------------------
                                                                                                  SEVEN MONTHS
                                                   YEAR ENDED JULY 31,                               ENDED            YEAR ENDED
                              --------------------------------------------------------------        JULY 31,         DECEMBER 31,
                                2004                 2003            2002             2001            2000               1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                   $   9.18             $   9.31        $   9.11         $   8.79        $   8.82           $   9.59
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income           0.22(a)              0.26(a)         0.37(b)          0.44(a)         0.30               0.53
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both
    realized and unrealized)      0.02                (0.04)           0.22             0.35           (0.04)             (0.77)
=================================================================================================================================
    Total from investment
      operations                  0.24                 0.22            0.59             0.79            0.26              (0.24)
=================================================================================================================================
Less distributions from net
  investment income              (0.38)               (0.35)          (0.39)           (0.47)          (0.29)             (0.53)
=================================================================================================================================
Net asset value, end of
  period                      $   9.04             $   9.18        $   9.31         $   9.11        $   8.79           $   8.82
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                   2.68%                2.30%           6.58%            9.17%           3.05%             (2.56)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)              $376,960             $654,305        $613,306         $269,677        $177,032           $228,832
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets (including
  interest expense)               1.76%(d)(e)          1.65%           1.69%            2.08%           2.01%(f)           1.85%
=================================================================================================================================
Ratio of expenses to average
  net assets (excluding
  interest expense)               1.69%(d)(e)          1.64%           1.65%            1.69%           1.74%(f)           1.66%
=================================================================================================================================
Ratio of net investment
  income to average net
  assets                          2.40%(d)             2.72%           3.83%(b)         4.85%           5.85%(f)           5.83%
=================================================================================================================================
Ratio of interest expense to
  average net assets              0.07%(d)             0.01%           0.04%            0.39%           0.27%(f)           0.19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)         142%                 275%            146%             194%             65%               141%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(d)  Ratios are based on average daily net assets of $487,936,357.
(e) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.77% including interest expense and 1.70% excluding interest expense.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                              CLASS C
                                  -----------------------------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                      YEAR ENDED JULY 31,                               ENDED         YEAR ENDED
                                  ------------------------------------------------------------         JULY 31,      DECEMBER 31,
                                   2004                 2003            2002            2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                          $  9.15             $   9.27        $   9.08         $  8.77         $  8.79         $  9.56
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income              0.22(a)              0.26(a)         0.37(b)         0.44(a)         0.30            0.53
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                  0.01                (0.03)           0.21            0.34           (0.03)          (0.77)
=================================================================================================================================
    Total from investment
      operations                     0.23                 0.23            0.58            0.78            0.27           (0.24)
=================================================================================================================================
Less distributions from net
  investment income                 (0.38)               (0.35)          (0.39)          (0.47)          (0.29)          (0.53)
=================================================================================================================================
Net asset value, end of period    $  9.00             $   9.15        $   9.27         $  9.08         $  8.77         $  8.79
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                      2.58%                2.42%           6.48%           9.08%           3.18%          (2.57)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                        $78,760             $137,213        $127,114         $59,915         $34,206         $39,011
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets (including interest
  expense)                           1.76%(d)(e)          1.65%           1.69%           2.08%           2.01%(f)        1.85%
=================================================================================================================================
Ratio of expenses to average net
  assets (excluding interest
  expense)                           1.69%(d)(e)          1.64%           1.65%           1.69%           1.74%(f)        1.66%
=================================================================================================================================
Ratio of net investment income
  to average net assets              2.40%(d)             2.72%           3.83%(b)        4.85%           5.85%(f)        5.83%
=================================================================================================================================
Ratio of interest expense to
  average net assets                 0.07%(d)             0.01%           0.04%           0.39%           0.27%(f)        0.19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)            142%                 275%            146%            194%             65%            141%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(d)  Ratios are based on average daily net assets of $102,488,198.
(e) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.77% including interest expense and 1.70% excluding interest expense.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                             CLASS R
                                                              --------------------------------------
                                                                                       JUNE 3, 2002
                                                                   YEAR ENDED           (DATE SALES
                                                                    JULY 31,           COMMENCED) TO
                                                              ---------------------      JULY 31,
                                                               2004           2003         2002
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.16         $ 9.27       $ 9.13
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.27(a)        0.30(a)      0.07(b)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.01          (0.02)        0.14
====================================================================================================
    Total from investment operations                            0.28           0.28         0.21
====================================================================================================
Less distributions from net investment income                  (0.43)         (0.39)       (0.07)
====================================================================================================
Net asset value, end of period                                $ 9.01         $ 9.16       $ 9.27
____________________________________________________________________________________________________
====================================================================================================
Total return(c)                                                 3.08%          2.99%        2.34%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,422         $4,057       $   34
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                      1.26%(d)       1.15%        1.19%(f)
====================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense)                                                      1.19%(d)       1.14%        1.15%(f)
====================================================================================================
Ratio of net investment income to average net assets            2.90%(d)       3.22%        4.33%(b)(e)
====================================================================================================
Ratio of interest expense to average net assets                 0.07%(d)       0.01%        0.04%(f)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(g)                                       142%           275%         146%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 4.85%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $3,762,504.
(e) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.27% including interest expense and 1.20% excluding interest expense.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                   (DATE SALES
                                                                  COMMENCED) TO
                                                                     JULY 31,
                                                                       2004
----------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  9.30
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.24(a)
==================================================================================
  Net gains on securities (both realized and unrealized)               (0.15)
==================================================================================
    Total from investment operations                                    0.09
==================================================================================
Less distributions from net investment income                          (0.38)
==================================================================================
Net asset value, end of period                                       $  9.01
__________________________________________________________________________________
==================================================================================
Total return(b)                                                         1.02%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000's omitted)                            $76,771
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                              0.98%(c)(d)
==================================================================================
Ratio of expenses to average net assets (excluding interest
  expense)                                                              0.91%(c)(d)
==================================================================================
Ratio of net investment income to average net assets                    3.18%(c)
==================================================================================
Ratio of interest expense to average net assets                         0.07%(c)
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate(e)                                               142%
__________________________________________________________________________________
==================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Total return is not annualized for any period less than one year.
(c) Ratios are annualized and based on average daily net assets of $70,224,835.
(d) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.00% including interest expense and 0.93% excluding interest expense.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Intermediate Government Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Intermediate Government Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Intermediate Government Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
September 17, 2004

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Intermediate Government Fund, an investment portfolio of AIM Investment Securities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                        WITHHOLDING
       TRUSTEES/ MATTER                                                VOTES FOR         AUTHORITY
---------------------------------------------------------------------------------------------------
(1)*   Bob R. Baker................................................  1,430,557,734      19,888,865
       Frank S. Bayley.............................................  1,430,328,954      20,117,645
       James T. Bunch..............................................  1,430,768,168      19,678,431
       Bruce L. Crockett...........................................  1,430,659,866      19,786,733
       Albert R. Dowden............................................  1,430,613,991      19,832,608
       Edward K. Dunn, Jr..........................................  1,430,557,918      19,888,681
       Jack M. Fields..............................................  1,430,604,411      19,842,188
       Carl Frischling.............................................  1,430,139,075      20,307,524
       Robert H. Graham............................................  1,430,382,712      20,063,887
       Gerald J. Lewis.............................................  1,430,101,093      20,345,506
       Prema Mathai-Davis..........................................  1,430,403,656      20,042,943
       Lewis F. Pennock............................................  1,430,682,327      19,764,272
       Ruth H. Quigley.............................................  1,430,286,369      20,160,230
       Louis S. Sklar..............................................  1,430,522,821      19,923,778
       Larry Soll, Ph.D............................................  1,430,500,783      19,945,816
       Mark H. Williamson..........................................  1,430,415,623      20,030,976

* Proposal required approval by a combined vote of all the portfolios of AIM Investment Securities Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of May 31, 2004

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.   None
  Trustee, Chairman and                             (financial services holding company); Director and
  President                                         Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1992             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee                                           (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of May 31, 2004

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1990               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (California)
  Trustee
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1990               Executive Vice President, Development and Operations, Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President,                               Counsel, A I M Management Group Inc. (financial services
  Secretary and Chief Legal                            holding company) and A I M Advisors, Inc.; Director and Vice
  Officer                                              President, INVESCO Distributors, Inc.; Vice President, A I M
                                                       Capital Management, Inc., A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director, Vice President and
                                                       General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           2004               Managing Director, Chief Fixed Income Officer and Senior
  Vice President                                       Investment Officer, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Director of Money Market Research and
  Vice President                                       Special Projects, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox(3) -- 1943        1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
                                                       Formerly: Senior Vice President, AIM Investment Services,
                                                       Inc.; and Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1992               Director of Cash Management, Managing Director and Chief
  Vice President                                       Cash Management Officer, A I M Capital Management, Inc;
                                                       Director and President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           2002               Director and Executive Vice President, A I M Management
  Vice President                                       Group, Inc., Director and Senior Vice President, A I M
                                                       Advisors, Inc., and Director, Chairman, President, Director
                                                       of Investments, Chief Executive Officer and Chief Investment
                                                       Officer, A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
--------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.
-------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942               None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President,
  Secretary and Chief Legal
  Officer
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox(3) -- 1943       N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

(3) Mr. Cox resigned from the Trust effective September 17, 2004 and Lisa Brinkley was appointed as the Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046-1173          Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Houston, TX 77010-4035
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103-7599     New York, NY 10022-3852                                         Boston, MA 02110-2801

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2004, 0% is eligible for the dividends received deduction for corporations.

For its tax year ended July 31, 2004, the Fund designated 0%, or the maximum amount allowable, of its dividend distributions as qualified dividend income.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 8.89% was derived from U.S. Treasury
Obligations.

                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.


AIMinvestments.com                 GOV-AR-1            A I M Distributors, Inc.

                                              AIM LIMITED MATURITY TREASURY FUND
                                   Annual Report to Shareholders o July 31, 2004



                                 [COVER IMAGE]

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--

==============================================================================================================================
AIM LIMITED MATURITY TREASURY FUND SEEKS LIQUIDITY WITH MINIMUM FLUCTUATION OF PRINCIPAL VALUE, AND, CONSISTENT WITH THIS
OBJECTIVE, THE HIGHEST TOTAL RETURN ACHIEVABLE.

o Unless otherwise stated, information presented in this report is as of 7/31/04 and is based on total net assets.
==============================================================================================================================

ABOUT SHARE CLASSES                        o The fund is not managed to track the     A description of the policies and
                                           performance of any particular index,       procedures that the fund uses to
o Class A shares were closed to new        including the indexes defined here, and    determine how to vote proxies relating
investors effective 10/30/02.              consequently, the performance of the       to portfolio securities is available
                                           fund may deviate significantly from the    without charge, upon request, from our
PRINCIPAL RISKS OF INVESTING IN THE FUND   performance of the indexes.                Client Services department at
                                                                                      800-959-4246, or on the AIM Web site,
o U.S. Treasury securities such as         o A direct investment cannot be made in    AIMinvestments.com. On the home page,
bills, notes and bonds offer a high        an index. Unless otherwise indicated,      scroll down and click on AIM Funds Proxy
degree of safety, and they guarantee the   index results include reinvested           Policy. The information is also
payment of principal and any applicable    dividends, and they do not reflect sales   available on the Securities and Exchange
interest if held to maturity. Fund         charges. Performance of an index of        Commission's Web site, sec.gov.
shares are not insured, and their value    funds reflects fund expenses;
and yield will vary with market            performance of a market index does not.    Information regarding how the fund voted
conditions.                                                                           proxies related to its portfolio
                                           OTHER INFORMATION                          securities during the 12 months ended
ABOUT INDEXES USED IN THIS REPORT                                                     6/30/04 is available at our Web site. Go
                                           o The returns shown in the Management's    to AIMinvestments.com, access the About
o The unmanaged Standard & Poor's          Discussion of Fund Performance are based   Us tab, click on Required Notices and
Composite Index of 500 Stocks (the S&P     on net asset values calculated for         then click on Proxy Voting Activity.
500--Registered Trademark-- Index) is      shareholder transactions. Generally        Next, select your fund from the
an index of common stocks frequently       accepted accounting principles require     drop-down menu.
used as a general measure of U.S. stock    adjustments to be made to the net assets
market performance.                        of the fund at period end for financial
                                           reporting purposes, and as such, the net
o The unmanaged Lehman U.S. Aggregate      asset values for shareholder transactions
Bond Index (the Lehman Aggregate),         and the returns based on those net asset
which represents the U.S.                  values may differ from the net asset
investment-grade fixed-rate bond market    values and returns reported in the
(including government and corporate        Financial Highlights.
securities, mortgage pass-through
securities and asset-backed
securities), is compiled by Lehman
Brothers, a global investment bank.

o The unmanaged Lehman 1- to 2-Year U.S.
Government Bond Index, which represents
the performance of U.S. Treasury and
U.S. government agency issues with
maturities of one to two years, is
compiled by Lehman Brothers, a global
investment bank.

o The unmanaged Lipper Short U.S.
Treasury Category Average represents an
average of the short U.S. Treasury funds tracked by Lipper, Inc., an independent mutual fund performance monitor.


=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           After a brisk run-up in 2003, markets seemed to pause in
ROBERT H.           2004 in what appeared to be a holding pattern. During the
GRAHAM]             12-month period covered by this report, market sentiment
                    shifted from enthusiasm over an economic recovery to
ROBERT H. GRAHAM    caution. Rising interest rates, inflation--especially in
                    surging oil prices--the war on terrorism and the upcoming presidential election created uncertainty in the markets, resulting in relatively flat returns year to date in 2004 and a downturn in July.

                       This pattern was especially evident in the equity
                    markets. The S&P 500 Index gained 13.16% over the 12 months ending July 31, 2004, but much of the upswing occurred in the latter part of 2003. Year-to-date as of July 31, 2004, the S&P 500 Index returned 0.02%. Performance declined in July, with the index returning -3.31% for the month.

   The fiscal year proved especially challenging for the fixed-income market, especially near the end of the reporting period. Stronger-than-expected employment growth, an increase in inflation and the anticipation of a rate hike by the Federal Reserve caused a sell-off in the bond market during the second quarter of 2004. The Lehman U.S. Aggregate Bond Index returned 4.84% for the fiscal year covered by this report, but only 1.14% year-to-date as of July 31, 2004. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

   In a period of uncertainty like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.34% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.24%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

   For information on how your fund performed and was managed during the fiscal year covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   Shareholders were recently sent a prospectus supplement and question and answer document pertaining to settlement agreements among AIM and INVESCO with the Attorneys General of Colorado and New York and the U.S. Securities and Exchange Commission (SEC) to resolve market-timing investigations. We will continue to post updates on our Web site, AIMinvestments.com, as information becomes available.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM
Investments--Servicemark--. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
-------------------------
Robert H. Graham
Chairman and President
September 15, 2004

*Average annual total returns, July 31, 1979, to July 31, 2004.
Source: Lipper, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND REMAINED CONSISTENT DURING                                                         During the first quarter of 2004,
PERIOD OF LOW INTEREST RATES                                                         renewed concerns about economic
                                                                                     conditions and possible terrorism caused
For the fiscal year ended July 31, 2004,   averaged the highest results with a       a moderate flight to quality, which
AIM Limited Maturity Treasury Fund's       6.08% return, followed by fixed-rate      benefited U.S. Treasuries and dragged
Class A shares returned 0.75% at net       mortgage-backed securities at 5.11%,      down lower-quality corporate bonds.
asset value. (Had the effects of           U.S. government agency investments at
front-end sales charges been included,     3.88%, and U.S. Treasuries of various        In early April, the Labor Department
the performance would be lower.) The       maturities at an average of 3.85%.        reported a sharp increase in the number
performance of Class A3 shares and                                                   of jobs created in March. As
related benchmark indexes is shown in         To stimulate economic expansion, the   expectations rose for increasingly rapid
the table below.                           Federal Reserve (the Fed) left the        economic growth accompanied by
                                           federal funds target rate at 1.00% for    inflation, the bond market suffered one
   The fund's broad based index, the       most of the fund's fiscal year. In        of its worst three-month periods in the
Lehman U.S. Aggregate Bond Index,          general, economic improvement continued   last decade. The losses extended to
returned 4.84% for the same period,        throughout the 12-month period. The       nearly all sectors of the bond market.
while the Lehman 1- to 2-Year              nation's gross domestic product,
Government Bond Index returned 1.37%.      generally considered the broadest            In its mid-June Beige Book report,
The fund underperformed its broad market   measure of economic activity, expanded    the Fed said that economic activity in
index because the fund only invests in     at an annualized rate of 7.4% in the      April and May 2004 continued to expand
twoyear U.S. Treasury notes, which         third quarter of 2003, 4.2% in the        nationwide. Observing that "output is
lagged other bond investment categories    fourth quarter, 4.5% in the first         continuing to expand at a solid pace and
during the period. It underperformed the   quarter of 2004, and 2.8% in the second   labor market conditions have improved,"
Lehman 1- to 2-Year Government Bond        quarter, according to revised figures     the Fed voted on June 30, 2004, to raise
Index because the index includes           from the U.S. Department of Commerce.     the rate by 25 basis points (0.25%) to
government agency bonds which                                                        1.25%--its first rate increase in four
outperformed Treasury notes during the        During the third quarter of 2003,      years.
period. The fund's peer group index, the   rising volatility in the bond market was
Lipper Short U.S. Treasury Funds           attributed to a swing in investor            The graph below plots the weekly
Category Average, returned 0.99%.          sentiment from nervousness over the       yield on two-year U.S. Treasury notes
                                           possibility of deflation to expectations  from Friday, August 1, 2003, through
MARKET CONDITIONS                          of a full economic recovery.              Friday, July 30, 2004. For most of the
                                           Investment-grade bond returns ended the   period, yields fluctuated within a
In the U.S. fixed-rate securities market   quarter relatively flat, while high       relatively narrow range from 1.5% to 2.0%.
for the 12-month reporting period, high    yield bonds were the best-performing      Yield lows were posted in October,
yield issues generally outperformed        bond asset class for the quarter.         after a positive jobs report for the
their investment-grade counterparts.                                                 previous month, and in March, following
Among the segments of the                     As economic growth continued in the    a terrorist attack in Spain that caused
investment-grade Lehman U.S.               fourth quarter of 2003, investors sought  investors to seek the safety of U.S.
Aggregate Bond Index, U.S. corporate       higher yields, moving from the safety of  Treasuries. On December 5, 2003, the
instruments                                U.S. Treasuries toward the higher yields  two-year U.S. Treasury yield reached
                                           available in the corporate market.        2.04%, brought on by continuing concerns
                                                                                     about terrorism and a disappointing
                                                                                     unemployment report. However, yields did
                                                                                     not begin a steady rise above 2% until
                                                                                     April 16, 2004. During that week, the

================================================================================
FUND VS. INDEXES

Total returns, 7/31/03-7/31/04, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares                                               0.75%

Class A3 Shares                                              0.56

Lehman U.S. Aggregate Bond Index (Broad Market Index)        4.84

Lehman 1- to 2-Year Government Bond Index
(Style-specific Index)                                       1.37

Lipper Short U.S. Treasury Funds Category Average
(Peer Group Index)                                           0.99

Source: Lipper, Inc.
================================================================================

                      WEEKLY YIELD ON 2-YEAR TREASURY NOTES
                      8/01/03-7/30/04

                                  [LINE GRAPH]

                        WEEK            YIELD ON 2-YEAR
                        ENDING           TREASURY NOTE
                        8/1/03               1.71%
                                             1.77
                                             1.82
                                             1.89
                                             1.98
                                             1.92
                                             1.69
                                             1.65
                                             1.66
                        10/3/03              1.54
                                             1.65
                                             1.85
                                             1.83
                                             1.81
                                             1.95
                                             1.97
                                             1.84
                                             1.97
                        12/5/03              2.04
                                             1.9
                                             1.84
                                             1.86
                                             1.88
                                             1.83
                                             1.67
                                             1.69
                                             1.81
                        2/6/04               1.81
                                             1.75
                                             1.72
                                             1.68
                                             1.69
                                             1.53
                                             1.54
                                             1.53
                        4/2/04               1.67
                                             1.88
                                             2.04
                                             2.17
                                             2.29
                                             2.41
                                             2.62
                                             2.57
                                             2.54
                        6/4/04               2.65
                                             2.75
                                             2.84
                                             2.77
                                             2.71
                                             2.56
                                             2.58
                                             2.66
                        7/30/04              2.76

price of U.S. Treasury issues fell            During periods of rising interest                         CLINT W. DUDLEY
following the release of the March         rates, we will have notes that have                          Clint Dudley, Chartered
Consumer Price Index (CPI) report and a    lower yields than those that are                [DUDLEY      Financial Analyst, is
jump in monthly retail sales, which        currently available. Of course, the             PHOTO]       portfolio manager of AIM
fueled fears of inflation and an           inverse is true as well; in periods of                       Limited Maturity Treasury
imminent rate hike by the Fed.             falling interest rates, the fund will                        Fund. Mr. Dudley joined
                                           continue to have higher-yielding notes      AIM in 1998, was promoted to money market
YOUR FUND                                  in its portfolio. In this way, we           portfolio manager in 2000 and assumed his
                                           believe that our strategy can result in     current duties in 2001. He received both a
Although low yields and the threat of      relative share price stability while        B.B.A. and an M.B.A. from Baylor University.
increasing interest rates affected the     providing an attractive yield over time.
investment-grade bond market over the                                                                   SCOT W. JOHNSON
period, the fund's strategy did not           As stated in the prospectus, the fund                     Scot Johnson, Chartered
change. The fund invests only in           seeks liquidity with minimum fluctuation        [JOHNSON     Financial Analyst, is lead
two-year U.S. Treasury notes, the          of principal value. During the one-year         PHOTO]       manager of AIM Limited
purpose of which is to provide             reporting period, the fund's share                           Maturity Treasury Fund. Mr.
shareholders relative shareprice           price, for Class A and Class A3 shares,                      Johnson joined AIM in 1994.
stability and minimal risk. We seek to     stayed within a relatively narrow range     He received both a B.A. in economics and an
mitigate interest-rate risk by             from $10.19 to $10.52, a fluctuation of     M.B.A. in finance from Vanderbilt University.
maintaining a fund portfolio with a        just over 3%. (Note: AIM Limited
short duration. Effective duration is a    Maturity Treasury Fund should not be
measure of a bond fund's price             confused with a money market fund, which
sensitivity to changes in interest         attempts to maintain a per-share price
rates. As of July 31, 2004, the fund's     of $1.00. Although we seek to maintain a
effective duration was 1.45 years.         relatively stable share price, the value
                                           of fund shares will fluctuate.)
   The maturity of each of the notes in
the fund's portfolio is two years, but     IN CLOSING
because we sell the oldest note in the
portfolio and purchase a new one every     Throughout the reporting period, we
month at auction, the portfolio's          remained committed to our disciplined
duration is shortened. This also means     monthly buy/sell strategy and continued
that within one year, the entire           to provide liquidity, minimal risk and
portfolio has turned over. Replacing the   positive returns for shareholders.
oldest note each month keeps the lag in
portfolio yield short.                           See important fund and index
                                               disclosures inside front cover.

   We continued to sell the fund's notes
at the one-year point because research
shows that the period between one and
two years before maturity is typically
the region in which the slope of the
yield curve is steepest, offering the
most favorable risk/return ratio.

=====================================================   =========================================

PORTFOLIO COMPOSITION                                   TOTAL NET ASSETS           $429.6 MILLION

100% U.S. TREASURY NOTES, BASED ON TOTAL INVESTMENTS
                                                        TOTAL NUMBER OF HOLDINGS               12
Maturity Date       Interest Rate      % of Portfolio   =========================================

08/31/05                2.00%               8.4%
09/30/05                1.63                8.3
10/31/05                1.63                8.4
11/30/05                1.88                8.4
12/31/05                1.88                8.3                     [RIGHT ARROW GRAPHIC]
01/31/06                1.88                8.3
02/28/06                1.63                8.3               FOR A PRESENTATION OF YOUR FUND'S
03/31/06                1.50                8.3               LONG-TERM PERFORMANCE RECORD,
04/30/06                2.25                8.3               PLEASE TURN TO PAGE 5.
05/31/06                2.50                8.4
06/30/06                2.75                8.4
07/31/06                2.75                8.2
=====================================================

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE                                    together with the amount you invested,      use this information to compare the
                                           to estimate the expenses that you paid      ongoing costs of investing in the Fund
As a shareholder of the Fund, you incur    over the period. Simply divide your         and other funds. To do so, compare this
two types of costs: (1) transaction        account value by $1,000 (for example, an    5% hypothetical example with the 5%
costs, which may include sales charges     $8,600 account value divided by $1,000 =    hypothetical examples that appear in the
(loads) on purchase payments; contingent   8.6), then multiply the result by the       shareholder reports of the other funds.
deferred sales charges on redemptions;     number in the table under the heading
and redemption fees, if any; and (2)       entitled "Actual Expenses Paid During          Please note that the expenses shown
ongoing costs, including management        Period" to estimate the expenses you        in the table are meant to highlight your
fees; distribution and/or service fees     paid on your account during this period.    ongoing costs only and do not reflect
(12b-1); and other Fund expenses. This                                                 any transactional costs, such as sales
Example is intended to help you            HYPOTHETICAL EXAMPLE FOR                    charges (loads) on purchase payments,
understand your ongoing costs (in          COMPARISON PURPOSES                         contingent deferred sales charges on
dollars) of investing in the Fund and to                                               redemptions, and redemption fees, if
compare these costs with ongoing costs     The table below also provides               any. Therefore, the hypothetical
of investing in other mutual funds. The    information about hypothetical account      information is useful in comparing
Example is based on an investment of       values and hypothetical expenses based      ongoing costs only, and will not help
$1,000 invested at the beginning of the    on the Fund's actual expense ratio and      you determine the relative total costs
period and held for the entire period      an assumed rate of return of 5% per year    of owning different funds. In addition,
February 1, 2004 - July 31, 2004.          before expenses, which is not the Fund's    if these transactional costs were
                                           actual return. The hypothetical account     included, your costs would have been
ACTUAL EXPENSES                            values and expenses may not be used to      higher.
                                           estimate the actual ending account
The table below provides information       balance or expenses you paid for the
about actual account values and actual     period. You may
expenses. You may use the information in
this table,

====================================================================================================
                                               ACTUAL                       HYPOTHETICAL
                                                                 (5% annual return before expenses)

            BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES       ENDING ACCOUNT     EXPENSES
                  VALUE              VALUE        PAID DURING          VALUE         PAID DURING
                (2/1/04)          (7/31/04)(1)     PERIOD(2)         (7/31/04)        PERIOD(2)
Class A        $1,000.00            $998.10          $3.08           $1,021.78         $3.12
Class A3        1,000.00             997.00           4.07            1,020.79          4.12

(1) The actual ending account value is based on the actual total return of the Fund for the period
February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's actual expense ratio and a hypothetical annual return of
5% before expenses. The actual cumulative returns at net asset value for the period February 1, 2004 to July 31, 2004 were -0.19% and -0.30% for Class A and Class A3 shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (0.62%, and 0.82% for Class A and A3 class shares, respectively) multiplied by the average account value over the period, multiplied by
182/366 (to reflect the one-half year period).
====================================================================================================



                                        [ARROW
                                        BUTTON        For More Information Visit
                                        IMAGE]            AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE


===================================================================================================================================
Past performance cannot guarantee comparable   RESULTS OF A $10,000 INVESTMENT
future results.                                7/31/94-7/31/04

     Your fund's total return includes                                         [MOUNTAIN CHART]
reinvested distributions, applicable sales
charges, fund expenses and management fees.                       AIM LIMITED          LIPPER SHORT             LEHMAN
Index results include reinvested dividends,                 MATURITY TREASURY FUND     U.S. TREASURY       1- TO 2-YEAR U.S.
but they do not reflect sales charges.                          CLASS A SHARES       CATAGORY AVERAGE    GOVERNMENT BOND INDEX
Performance of an index of funds reflects
fund expenses and management fees;             7/31/1994           $ 9900                $10000                 $10000
performance of a market index does not.            10/94             9945                 10025                  10054
Performance shown in the chart does not             1/95            10050                 10137                  10169
reflect deduction of taxes a shareholder            4/95            10289                 10398                  10432
would pay on fund distributions or sale of          7/95            10530                 10649                  10683
fund shares. Performance of the indexes            10/95            10709                 10841                  10870
does not reflect the effects of taxes.              1/96            10936                 11090                  11115
                                                    4/96            10923                 11035                  11118
     In evaluating this chart, please note          7/96            11054                 11167                  11271
that the chart uses a logarithmic scale            10/96            11289                 11418                  11522
along the vertical axis (the value scale).          1/97            11417                 11541                  11669
This means that each scale increment always         4/97            11524                 11626                  11796
represents the same percent change in               7/97            11777                 11946                  12059
price; in a linear chart each scale                10/97            11938                 12122                  12246
increment always represents the same                1/98            12148                 12359                  12461
absolute change in price. In this example,          4/98            12256                 12450                  12592
the scale increment between $5,000 and              7/98            12415                 12637                  12778
$10,000 is the same as that between $10,000        10/98            12754                 13059                  13125
and $20,000. In a linear chart, the latter          1/99            12815                 13119                  13220
scale increment would be twice as large.            4/99            12880                 13136                  13316
The benefit of using a logarithmic scale is         7/99            12950                 13145                  13412
that it better illustrates performance             10/99            13089                 13286                  13569
during the fund's early years before                1/00            13119                 13292                  13633
reinvested distributions and compounding            4/00            13290                 13493                  13838
create the potential for the original               7/00            13531                 13755                  14111
investment to grow to very large numbers.          10/00            13764                 14036                  14381
Had the chart used a linear scale along its         1/01            14193                 14504                  14850
vertical axis, you would not be able to see         4/01            14429                 14715                  15109
as clearly the movements in the value of            7/01            14685                 15000                  15405
the fund and the indexes during the fund's         10/01            15095                 15449                  15857
early years. We use a logarithmic scale in          1/02            15115                 15381                  15895
financial reports of funds that have more           4/02            15240                 15515                  16041
than five years of performance history.             7/02            15551                 15910                  16391
                                                   10/02            15731                 16171                  16587
AVERAGE ANNUAL TOTAL RETURNS                        1/03            15803                 16255                  16693
As of 7/31/04, including applicable                 4/03            15899                 16396                  16812
sales charges                                       7/03            15891                 16375                  16827
                                                   10/03            15965                 16466                  16918
CLASS A SHARES                                      1/04            16040                 16563                  17033
Inception (12/15/87)       5.66%                    4/04            15990                 16518                  17021
10 Years                   4.82                     7/04           $16015                $16541                 $17060
5 Years                    4.13                                                                    SOURCE: LIPPER, INC.
1 Year                    -0.29                In addition to returns as of the close
                                               of the fiscal year, industry regulations     The inception date of Class A3 shares
CLASS A3 SHARES                                require us to provide average annual      is 10/31/02. Returns since that date are
10 Years                   4.72                total returns as of 6/30/04, the most     historical returns. All other returns
5 Years                    4.13                recent calendar quarter-end.              are the blended returns of the
1 Year                     0.56                                                          historical performance of the fund's
                                               AVERAGE ANNUAL TOTAL RETURNS              Class A3 shares since their inception
                                               As of 6/30/04, including applicable       and the restated historical performance
                                               sales charges                             of the fund's Class A shares (for
                                                                                         periods prior to the inception of Class
                                               CLASS A SHARES                            A3 shares) at net asset value, adjusted
                                               Inception (12/15/87)       5.67%          to reflect the higher Rule 12b-1 fees
                                               10 Years                   4.87           applicable to Class A3 shares. Class A
                                               5 Years                    4.12           shares' inception date is 12/15/87.
                                               1 Year                    -1.06
                                                                                            Class A share performance reflects
                                               CLASS A3 SHARES                           the maximum 1.00% sales charge. Class A3
                                               10 Years                   4.77           shares do not have a front-end sales
                                               5 Years                    4.12           charge or a CDSC; therefore, performance
                                               1 Year                    -0.14           quoted is at net asset value. The
                                                                                         performance of the fund's share classes
                                               The performance data quoted represent     will differ due to different sales
                                               past performance and cannot guarantee     charge structures and class expenses.
                                               comparable future results; current
                                               performance may be lower or higher.          Had the advisor not waived fees
                                               Please visit AIMinvestments.com for the   and/or reimbursed expenses in the past,
                                               most recent month-end performance.        performance would have been lower.
                                               Performance figures reflect reinvested
                                               distributions, changes in net asset
                                               value and the effect of the maximum
                                               sales charge unless otherwise stated.
                                               Investment return and principal value
                                               will fluctuate so that you may have a
                                               gain or loss when you sell shares.

===================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 7/31/04

AIM LIMITED MATURITY TREASURY FUND

================================================================================================================================
INSTITUTIONAL CLASS SHARES                 AVERAGE ANNUAL TOTAL RETURNS               Please note that past performance is not
                                           For periods ended 7/31/04                  indicative of future results. More
The following information has been                                                    recent returns may be more or less than
prepared to provide Institutional Class    Inception (7/13/87)             5.94%      those shown. All returns assume
shareholders with a performance overview     10 Years                      5.17       reinvestment of distributions at net
specific to their holdings.                   5 Years                      4.57       asset value. Investment return and
Institutional Class shares are offered        1 Year                       1.01       principal value will fluctuate so your
exclusively to institutional investors,                                               shares, when redeemed, may be worth more
including defined contribution plans       AVERAGE ANNUAL TOTAL RETURNS               or less than their original cost. See
that meet certain criteria.                For periods ended 6/30/04, most recent     full report for information on
                                           calendar quarter-end                       comparative benchmarks. Please consult
                                                                                      your fund prospectus for more
                                           Inception (7/13/87)             5.95%      information. For the most current
                                             10 Years                      5.22       month-end performance, please call
                                              5 Years                      4.57       800-451-4246 or visit
                                              1 Year                       0.22       AIMinvestments.com.

                                           Institutional Class shares have no sales
                                           charge; therefore, performance is at net
                                           asset value. Performance of
                                           Institutional Class shares will differ
                                           from performance of other share classes
                                           due to differing sales charges and class
                                           expenses.
================================================================================================================================


                                   Over for information on your fund's expenses.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

AIMinvestments.com     LTD-INS-1 9/04    YOUR GOALS. OUR SOLUTIONS.    [AIM INVESTMENTS LOGO APPEARS HERE]
                                          --Registered Trademark--           --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                    $1,000 (for example, an $8,600 account     other funds. To do so, compare this 5%
                                           value divided by $1,000 = 8.6), then       hypothetical example with the 5%
As a shareholder of the Fund, you incur    multiply the result by the number in the   hypothetical examples that appear in the
ongoing costs, including management        table under the heading entitled "Actual   shareholder reports of the other funds.
fees; and other Fund expenses. This        Expenses Paid During Period" to estimate
Example is intended to help you            the expenses you paid on your account      Please note that the expenses shown in
understand your ongoing costs (in          during this period.                        the table are meant to highlight your
dollars) of investing in the Fund and to                                              ongoing costs only. Therefore, the
compare these costs with ongoing costs     HYPOTHETICAL EXAMPLE FOR COMPARISON        hypothetical information is useful in
of investing in other mutual funds. The    PURPOSES                                   comparing ongoing costs only, and will
Example is based on an investment of                                                  not help you determine the relative
$1,000 invested at the beginning of the    The table below also provides              total costs of owning different funds.
period and held for the entire period      information about hypothetical account
February 1, 2004 - July 31, 2004.          values and hypothetical expenses based
                                           on the Fund's actual expense ratio and
ACTUAL EXPENSES                            an assumed rate of return of 5% per year
                                           before expenses, which is not the Fund's
The table below provides information       actual return. The hypothetical account
about actual account values and actual     values and expenses may not be used to
expenses. You may use the information in   estimate the actual ending account
this table, together with the amount you   balance or expenses you paid for the
invested, to estimate the expenses that    period. You may use this information to
you paid over the period. Simply divide    compare the ongoing costs of investing
your account value by                      in the Fund and


=======================================================================================================================
                                                         ACTUAL                           HYPOTHETICAL
                                                                               (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING ACCOUNT     ENDING ACCOUNT       EXPENSES       ENDING ACCOUNT        EXPENSES
                           VALUE               VALUE          PAID DURING           VALUE           PAID DURING
                          (2/1/04)          (7/01/04)(1)       PERIOD(2)          (7/1/04)           PERIOD(2)
Institutional           $1,000.00             $999.30            $1.79            $1,023.07            $1.81
=======================================================================================================================

(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period February 1, 2004 to July 31, 2004 was -0.07% for Institutional Class shares.

(2) Expenses are equal to the Fund's annualized expense ratio of 0.36% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).


LTD-INS-1  9/04

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004

                                                            PAR
                                               MATURITY    (000)       VALUE
--------------------------------------------------------------------------------
U.S. TREASURY NOTES--99.34%
2.00%                                          08/31/05   $35,800   $ 35,760,844
--------------------------------------------------------------------------------
1.63%                                          09/30/05    35,800     35,581,844
--------------------------------------------------------------------------------
1.63%                                          10/31/05    35,900     35,636,359
--------------------------------------------------------------------------------
1.88%                                          11/30/05    35,900     35,714,890
--------------------------------------------------------------------------------
1.88%                                          12/31/05    35,800     35,570,656
--------------------------------------------------------------------------------
1.88%                                          01/31/06    35,800     35,525,906
--------------------------------------------------------------------------------
1.63%                                          02/28/06    35,900     35,445,641
--------------------------------------------------------------------------------
1.50%                                          03/31/06    35,800     35,229,438
--------------------------------------------------------------------------------
2.25%                                          04/30/06    35,800     35,615,272
--------------------------------------------------------------------------------
2.50%                                          05/31/06    35,800     35,733,054
--------------------------------------------------------------------------------
2.75%                                          06/30/06    35,800     35,867,304
--------------------------------------------------------------------------------
2.75%                                          07/31/06    35,000     35,060,305
================================================================================
TOTAL INVESTMENTS (Cost $428,828,951)--99.34%                        426,741,513
================================================================================
OTHER ASSETS LESS LIABILITIES--0.66%                                   2,825,558
================================================================================
NET ASSETS--100.00%                                                 $429,567,071
________________________________________________________________________________
================================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $428,828,951)                                $426,741,513
-----------------------------------------------------------
Cash                                                160,046
-----------------------------------------------------------
Receivables for:
  Investments sold                               35,599,426
-----------------------------------------------------------
  Fund shares sold                                1,190,506
-----------------------------------------------------------
  Interest                                        2,288,247
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   66,577
-----------------------------------------------------------
Other assets                                         33,411
===========================================================
    Total assets                                466,079,726
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          35,047,418
-----------------------------------------------------------
  Fund shares reacquired                          1,072,164
-----------------------------------------------------------
  Dividends                                          83,786
-----------------------------------------------------------
  Deferred compensation and retirement plans         91,933
-----------------------------------------------------------
Accrued distribution fees                            62,087
-----------------------------------------------------------
Accrued trustees' fees                                1,330
-----------------------------------------------------------
Accrued transfer agent fees                         133,189
-----------------------------------------------------------
Accrued operating expenses                           20,748
===========================================================
    Total liabilities                            36,512,655
===========================================================
Net assets applicable to shares outstanding    $429,567,071
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $431,260,226
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities                             394,283
-----------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                          (2,087,438)
===========================================================
                                               $429,567,071
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $366,472,907
___________________________________________________________
===========================================================
Class A3                                       $ 58,452,796
___________________________________________________________
===========================================================
Institutional Class                            $  4,641,368
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          35,756,598
___________________________________________________________
===========================================================
Class A3                                          5,704,899
___________________________________________________________
===========================================================
Institutional Class                                 452,931
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.25
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.25 divided
      by 99.00%)                               $      10.35
___________________________________________________________
===========================================================
Class A3
  Net asset value and offering price per
    share                                      $      10.25
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.25
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $ 9,263,783
=========================================================================

EXPENSES:

Advisory fees                                                   1,064,847
-------------------------------------------------------------------------
Administrative services fees                                      143,523
-------------------------------------------------------------------------
Custodian fees                                                     30,598
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         692,417
-------------------------------------------------------------------------
  Class A3                                                        250,302
-------------------------------------------------------------------------
Transfer agent fees -- (Class A and A3)                           783,771
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                          2,041
-------------------------------------------------------------------------
Trustees' and retirement fees                                      18,864
-------------------------------------------------------------------------
Other                                                             341,526
=========================================================================
    Total expenses                                              3,327,889
=========================================================================
Less: Expenses reimbursed and expense offset arrangement          (55,383)
-------------------------------------------------------------------------
    Net expenses                                                3,272,506
=========================================================================
Net investment income                                           5,991,277
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from Investment securities                    1,748,721
=========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (3,318,626)
=========================================================================
Net gain (loss) from investment securities                     (1,569,905)
=========================================================================
Net increase in net assets resulting from operations          $ 4,421,372
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                  2004               2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   5,991,277      $  13,330,583
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities                    1,748,721         11,624,560
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        (3,318,626)        (9,284,613)
==============================================================================================
    Net increase in net assets resulting from operations          4,421,372         15,670,530
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (5,263,370)       (12,750,428)
----------------------------------------------------------------------------------------------
  Class A3                                                         (673,245)          (517,649)
----------------------------------------------------------------------------------------------
  Institutional Class                                               (54,662)           (62,506)
==============================================================================================
    Total distributions from net investment income               (5,991,277)       (13,330,583)
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (7,809,878)        (7,010,203)
----------------------------------------------------------------------------------------------
  Class A3                                                       (1,227,797)          (129,528)
----------------------------------------------------------------------------------------------
  Institutional Class                                               (65,405)           (24,193)
==============================================================================================
    Total distributions from net realized gains                  (9,103,080)        (7,163,924)
==============================================================================================
    Decrease in net assets resulting from distributions         (15,094,357)       (20,494,507)
==============================================================================================
Share transactions-net:
  Class A                                                      (202,394,161)      (113,847,783)
----------------------------------------------------------------------------------------------
  Class A3                                                      (34,485,413)        94,792,404
----------------------------------------------------------------------------------------------
  Institutional Class                                               804,199            966,624
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (236,075,375)       (18,088,755)
==============================================================================================
    Net increase (decrease) in net assets                      (246,748,360)       (22,912,732)
==============================================================================================

NET ASSETS:

  Beginning of year                                             676,315,431        699,228,163
==============================================================================================
  End of year (including undistributed net investment income
    of $0 and $0 for 2004 and 2003, respectively)             $ 429,567,071      $ 676,315,431
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek liquidity with minimum fluctuation in principal value, and consistent with this objective, the highest total return achievable.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.20% on the first $500 million of the Fund's average daily net assets, plus 0.175% on the Fund's average daily net assets in excess of $500 million.

    For the period ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $48,912 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the statement of operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $143,523 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended July 31, 2004, AISI retained $354,255 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class A3 and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Class A3 shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares and 0.35% of the average daily net assets of Class A3 shares. Of these amounts, up to 0.15% of the average daily net assets of Class A shares and up to 0.25% of the average daily net assets of Class A3 shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2004, the Class A and Class A3 shares paid $692,417 and $250,302, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2004, AIM Distributors advised the Fund that it retained $15,176 in front-end sales commissions from the sale of Class A shares and $748 from Class A shares, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $6,471 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $6,471.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $5,371 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the fund's aggregate borrowings from all sources exceeds 10% of the fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $15,094,357    $20,494,507
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    557,282
----------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments             (2,163,700)
----------------------------------------------------------------------------
Temporary book/tax differences                                       (86,737)
----------------------------------------------------------------------------
Shares of beneficial interest                                    431,260,226
============================================================================
Total net assets                                                $429,567,071
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund had no tax capital loss carryforward as of July 31, 2004.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $538,491,882 and $788,142,638, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $   152,819
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (2,316,519)
===============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                       $(2,163,700)
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $428,905,213.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of the utilization of a portion of the proceeds from redemptions as distributions, on July 31, 2004, undistributed net realized gain (loss) was decreased by $150,000 and shares of beneficial interest increased by $150,000. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

The Fund currently consists of three different classes of shares: Class A shares, Class A3 shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class A3 shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. As of the close of business on October 30, 2002, Class A shares were closed to new investors.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       3,482,603    $  36,172,611     25,805,338    $ 271,953,993
--------------------------------------------------------------------------------------------------------------------------
  Class A3(a)                                                   4,853,301       50,405,765     12,760,368      134,005,850
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             376,893        3,884,266        220,446        2,316,869
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,035,600       10,707,071      1,610,631       16,920,387
--------------------------------------------------------------------------------------------------------------------------
  Class A3(a)                                                     162,517        1,679,454         55,441          581,385
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               6,332           65,314            425            4,464
==========================================================================================================================
Reacquired:
  Class A                                                     (23,998,493)    (249,273,843)   (38,275,556)    (402,722,163)
--------------------------------------------------------------------------------------------------------------------------
  Class A3(a)                                                  (8,336,627)     (86,570,632)    (3,790,101)     (39,794,831)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (304,380)      (3,145,381)      (128,741)      (1,354,709)
==========================================================================================================================
                                                              (22,722,254)   $(236,075,375)    (1,741,749)   $ (18,088,755)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Class A3 shares commenced sales on October 31, 2002.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              --------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              --------------------------------------------------------------
                                                                2004           2003        2002           2001        2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.46       $  10.53    $  10.26       $   9.96    $  10.03
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.12           0.19        0.33(a)        0.52(b)     0.51
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)          0.03        0.27           0.31       (0.07)
============================================================================================================================
    Total from investment operations                              0.08           0.22        0.60           0.83        0.44
============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.12)         (0.19)      (0.33)         (0.53)      (0.51)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.17)         (0.10)         --             --          --
============================================================================================================================
    Total distributions                                          (0.29)         (0.29)      (0.33)         (0.53)      (0.51)
============================================================================================================================
Net asset value, end of period                                $  10.25       $  10.46    $  10.53       $  10.26    $   9.96
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   0.75%          2.18%       5.89%          8.53%       4.50%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $366,473       $577,993    $696,259       $507,799    $300,058
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           0.59%(d)(e)     0.53%      0.48%          0.56%       0.54%
============================================================================================================================
Ratio of net investment income to average net assets              1.13%(d)       1.85%       3.12%(a)       5.15%       5.07%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            100%           124%        149%           137%        122%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 3.29%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $461,611,539.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.60%.

                                                                          CLASS A3
                                                              ---------------------------------
                                                                               OCTOBER 31, 2002
                                                                               (DATE OPERATIONS
                                                              YEAR ENDED        COMMENCED) TO
                                                               JULY 31,            JULY 31,
                                                                 2004                2003
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.46             $ 10.59
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.10                0.13
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)              (0.04)
===============================================================================================
    Total from investment operations                              0.06                0.09
===============================================================================================
Less distributions:
  Dividends from net investment income                           (0.10)              (0.12)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.17)              (0.10)
===============================================================================================
    Total distributions                                          (0.27)              (0.22)
===============================================================================================
Net asset value, end of period                                 $ 10.25             $ 10.46
_______________________________________________________________________________________________
===============================================================================================
Total return(a)                                                   0.56%               0.88%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $58,453             $94,409
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets                           0.79%(b)(c)         0.73%(d)
===============================================================================================
Ratio of net investment income to average net assets              0.93%(b)            1.65%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                         100%                124%
_______________________________________________________________________________________________
===============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $71,514,753.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.80%
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                               INSTITUTIONAL CLASS
                                                              ------------------------------------------------------
                                                                               YEAR ENDED JULY 31,
                                                              ------------------------------------------------------
                                                               2004           2003      2002         2001      2000
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.46         $10.53    $10.26       $ 9.96    $10.03
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.14           0.22      0.34(a)      0.54(b)   0.54
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.04)          0.03      0.27         0.31     (0.07)
====================================================================================================================
    Total from investment operations                            0.10           0.25      0.61         0.85      0.47
====================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.14)         (0.22)    (0.34)       (0.55)    (0.54)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.17)         (0.10)       --           --        --
====================================================================================================================
    Total distributions                                        (0.31)         (0.32)    (0.34)       (0.55)    (0.54)
====================================================================================================================
Net asset value, end of period                                $10.25         $10.46    $10.53       $10.26    $ 9.96
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                 1.01%          2.42%     6.05%        8.80%     4.78%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,641         $3,913    $2,970       $1,812    $2,455
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                         0.34%(d)(e)    0.30%     0.34%        0.33%(e)   0.29%
====================================================================================================================
Ratio of net investment income to average net assets            1.38%(d)       2.08%     3.26%(a)     5.38%     5.31%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                          100%           124%      149%         137%      122%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and the Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.35 and the ratio of net investment income to average assets would have been 3.43%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net asset value and returns for shareholder transactions.
(d)  Ratios are based on average daily net assets of $3,929,149.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.35% and 0.41% for the years ended July 31,2004 and July 31,2001, respectively.

NOTE 11--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or
(iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Limited Maturity Treasury Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Limited Maturity Treasury Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Limited Maturity Treasury Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
September 17, 2004

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Limited Maturity Treasury Fund, an investment portfolio of AIM Investment Securities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                        WITHHOLDING
       TRUSTEES/ MATTER                                                VOTES FOR         AUTHORITY
---------------------------------------------------------------------------------------------------
(1)*   Bob R. Baker................................................  1,430,557,734      19,888,865
       Frank S. Bayley.............................................  1,430,328,954      20,117,645
       James T. Bunch..............................................  1,430,768,168      19,678,431
       Bruce L. Crockett...........................................  1,430,659,866      19,786,733
       Albert R. Dowden............................................  1,430,613,991      19,832,608
       Edward K. Dunn, Jr..........................................  1,430,557,918      19,888,681
       Jack M. Fields..............................................  1,430,604,411      19,842,188
       Carl Frischling.............................................  1,430,139,075      20,307,524
       Robert H. Graham............................................  1,430,382,712      20,063,887
       Gerald J. Lewis.............................................  1,430,101,093      20,345,506
       Prema Mathai-Davis..........................................  1,430,403,656      20,042,943
       Lewis F. Pennock............................................  1,430,682,327      19,764,272
       Ruth H. Quigley.............................................  1,430,286,369      20,160,230
       Louis S. Sklar..............................................  1,430,522,821      19,923,778
       Larry Soll, Ph.D............................................  1,430,500,783      19,945,816
       Mark H. Williamson..........................................  1,430,415,623      20,030,976

* Proposal required approval by a combined vote of all the portfolios of AIM Investment Securities Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of May 31, 2004

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.   None
  Trustee, Chairman and                             (financial services holding company); Director and
  President                                         Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1992             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee                                           (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of May 31, 2004

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1990               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (California)
  Trustee
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1990               Executive Vice President, Development and Operations, Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President,                               Counsel, A I M Management Group Inc. (financial services
  Secretary and Chief Legal                            holding company) and A I M Advisors, Inc.; Director and Vice
  Officer                                              President, INVESCO Distributors, Inc.; Vice President, A I M
                                                       Capital Management, Inc., A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director, Vice President and
                                                       General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           2004               Managing Director, Chief Fixed Income Officer and Senior
  Vice President                                       Investment Officer, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Director of Money Market Research and
  Vice President                                       Special Projects, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox(3) -- 1943        1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
                                                       Formerly: Senior Vice President, AIM Investment Services,
                                                       Inc.; and Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1992               Director of Cash Management, Managing Director and Chief
  Vice President                                       Cash Management Officer, A I M Capital Management, Inc;
                                                       Director and President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           2002               Director and Executive Vice President, A I M Management
  Vice President                                       Group, Inc., Director and Senior Vice President, A I M
                                                       Advisors, Inc., and Director, Chairman, President, Director
                                                       of Investments, Chief Executive Officer and Chief Investment
                                                       Officer, A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
--------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.
-------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942               None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President,
  Secretary and Chief Legal
  Officer
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox(3) -- 1943       N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

(3) Mr. Cox resigned from the Trust effective September 17, 2004 and Lisa Brinkley was appointed as the Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046-1173          Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Houston, TX 77010-4035
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   The Bank of New York
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   2 Hanson Place
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          Brooklyn, NY 11217-1431
Philadelphia, PA 19103-7599     New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2004, 0% is eligible for the dividends received deduction for corporations.

For its tax year ended July 31, 2004, the Fund designated 0%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual percentages for the calendar year will be designated in the Fund's year end tax statement.

REQUIRED STATE INCOME TAX INFORMATION
Of the ordinary dividends paid, 100% was derived from U.S. Treasury Obligations.

                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------


If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.


AIMinvestments.com                LTD-AR-1              A I M Distributors, Inc.

                                                           AIM MONEY MARKET FUND
                                   Annual Report to Shareholders o July 31, 2004

                                 [COVER IMAGE]

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM MONEY MARKET FUND SEEKS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE
PRESERVATION OF CAPITAL AND LIQUIDITY.
====================================================================================================================================

ABOUT SHARE CLASSES                          OTHER INFORMATION

o Effective 9/30/03, Class B shares are      o Bloomberg, Inc. is an independent             TEAM MANAGED BY A I M ADVISORS, INC.
not available as an investment for           financial research and reporting firm.
retirement plans maintained pursuant to                                                    ========================================
Section 401 of the Internal Revenue          o The Conference Board is a                   MATURITY DISTRIBUTION OF FUND HOLDINGS
Code, including 401(k) plans, money          not-for-profit organization that              In days, as of 7/31/04
purchase pension plans and profit            conducts research and publishes
sharing plans. Plans that have existing      information and analysis to help              1-7                              70.9%
accounts invested in Class B shares will     businesses strengthen their performance.
continue to be allowed to make                                                             8-30                             12.0
additional purchases.                        A description of the policies and
                                             procedures that the fund uses to              31-90                             4.6
o Investor Class shares are closed to        determine how to vote proxies relating
most investors. For more information on      to portfolio securities is available          91-120                            5.8
who may continue to invest in the            without charge, upon request, from our
Investor Class shares, please see the        Client Services department at                 121-180                           1.0
prospectus.                                  800-959-4246 or on the AIM Web site,
                                             AIMinvestments.com. Scroll down on the        181+                              5.7
o Class R shares are available only to       home page and click on AIM Funds Proxy        ========================================
certain retirement plans. Please see the     Voting Policies. The information is also
prospectus for more information.             available on the Securities and Exchange      PERFORMANCE QUOTED IS PAST PERFORMANCE
                                             Commission's Web site, sec.gov.               AND CANNOT GUARANTEE COMPARABLE FUTURE
ABOUT INDEXES USED IN THIS REPORT                                                          RESULTS; CURRENT PERFORMANCE MAY BE
                                             Information about how the fund voted          LOWER OR HIGHER. VISIT
o The unmanaged Standard & Poor's            proxies related to its portfolio              AIMINVESTMENTS.COM FOR THE MOST RECENT
Composite Index of 500 Stocks (the S&P       securities during the 12 months ended         MONTH-END PERFORMANCE.
500--Registered Trademark-- Index) is        6/30/04 is available at our Web site. Go
an index of common stocks frequently         to AIMinvestments.com, click on About
used as a general measure of U.S. stock      Us, then on Required Notices and then
market performance.                          select your fund from the drop-down
                                             menu.
o The fund is not managed to track the
performance of any particular index,         ==============================================================
including the index defined here, and        AIM MONEY MARKET FUND SEVEN-DAY YIELDS BY SHARE CLASS
consequently, the performance of the         As of 7/31/04                              Had the advisor
fund may deviate significantly from the                                              not waived fees and/or
performance of the index.                                                              reimbursed expenses

o A direct investment cannot be made in     Cash Reserve Shares             0.71%          0.40%
an index. Unless otherwise indicated,
index results include reinvested             Class B Shares                  0.20          -0.35
dividends, and they do not reflect sales
charges or fund expenses.                    Class C Shares                  0.45          -0.35

                                             Class R Shares                  0.45           0.15

                                             Investor Class Shares           0.96           0.65
                                             ==============================================================

================================================================================
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
================================================================================

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:
[PHOTO OF
ROBERT H.           This is the annual report on the performance of AIM
GRAHAM]             Money Market Fund for the 12 months ended July 31, 2004.
                    The table on the inside front cover shows the seven-day
ROBERT H. GRAHAM    yields for the fund's various shares classes as of July
                    31, 2004. At the close of the fiscal year, the fund's weighted average maturity stood at 32 days and its net assets totaled $1.5 billion.

                    MARKET CONDITIONS

                    The economy recorded positive growth throughout the fiscal year. Gross domestic product, considered the broadest measure of economic activity, grew at an annualized rate of 7.4% in the third quarter and 4.2% in the fourth quarter of 2003; it grew at an annualized rate of 4.5% and 2.8% in the first and second quarters of 2004, respectively.

   The U.S. Federal Reserve (the Fed), acting on evidence that economic conditions were generally improving, raised its federal funds target rate from 1.00% to 1.25% on June 30, 2004. The move was much anticipated by markets, as were additional rate increases after the close of the fiscal year. The Fed's recent Beige Book reports have discussed continued signs of economic growth, including strengthening manufacturing activity, improving retail sales, and continued strength in new home construction. In its July 28 Beige Book report, the Fed said that while retail sales slowed of late, economic activity continued to expand in June and early July.

   Other signs of economic improvement included:

   o Bloomberg reported that almost 88% of S&P 500 Index companies that had reported second quarter 2004 earnings through the end of July either met or exceeded expectations.

   o The U.S. Department of Labor reported that during the first six months of 2004, more than 1.2 million new jobs were created.

   o The Conference Board reported that consumer confidence reached a two-year high in June.

   No one can be certain about the future direction of interest rates. In congressional testimony in July, Fed Chairman Alan Greenspan stated, "With the growth of aggregate demand looking more sustainable and with employment expanding broadly, the considerable monetary accommodation put in place starting in 2001 is becoming increasingly unnecessary. Based on our current outlook, the removal of accommodation would likely proceed at a measured pace." The fund's weighted average maturity of just 32 days at the close of the reporting period makes it likely that current interest rates, whether they are adjusted up or down, will be relatively quickly reflected in yields paid to the fund's investors. A table showing the maturity distribution of the fund's holdings appears on the facing page.

YOUR FUND

Despite its decision to raise short-term interest rates in late June, the Fed maintained rates at levels not seen in decades during the fiscal year covered by this report. As a result, yields on bank savings accounts and money market funds--including AIM Money Market Fund--remained low by historical standards. Nonetheless, the fund continued to offer risk-averse investors safety of principal. In an effort to achieve the fund's objectives, we stressed:

   o Safety--providing the highest possible safety of principal

   o Liquidity--investing in securities that offer liquidity of assets

   o Yield--seeking the highest possible yield consistent with safety of principal

IN CLOSING

I thank you for your continued participation in AIM Money Market Fund. If you have any questions, please consult your financial advisor for help with your investment choices. As always, members of our Client Services department are ready to be of service to you. They can be reached at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
--------------------------
Robert H. Graham
Chairman and President
September 15, 2004

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        this information to compare the ongoing
                                             to estimate the expenses that you paid        costs of investing in the Fund and other
As a shareholder of the Fund, you incur      over the period. Simply divide your           funds. To do so, compare this 5%
two types of costs: (1) transaction          account value by $1,000 (for example, an      hypothetical example with the 5%
costs, which may include sales charges       $8,600 account value divided by $1,000=       hypothetical examples that appear in the
(loads) on purchase payments; contingent     8.6), then multiply the result by the         shareholder reports of the other funds.
deferred sales charges on redemptions;       number in the table under the heading
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During            Please note that the expenses shown
ongoing costs, including management          Period" to estimate the expenses you          in the table are meant to highlight your
fees; distribution and/or service fees       paid on your account during this period.      ongoing costs only and do not reflect
(12b-1); and other Fund expenses. This                                                     any transactional costs, such as sales
Example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON           charge (loads) on purchase payments,
understand your ongoing costs (in            PURPOSES                                      contingent deferred sales charges on
dollars) of investing in the Fund and to                                                   redemptions, and redemption fees, if
compare these costs with ongoing costs       The table below also provides                 any. Therefore, the hypothetical
of investing in other mutual funds. The      information about hypothetical account        information is useful in comparing
Example is based on an investment of         values and hypothetical expenses based        ongoing costs only, and will not help
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and        you determine the relative total costs
period and held for the entire period        an assumed rate of return of 5% per year      of owning different funds. In addition,
February 1, 2004 - July 31, 2004.            before expenses, which is not the Fund's      if these transactional costs were
                                             actual return. The hypothetical account       included, your costs would have been
ACTUAL EXPENSES                              values and expenses may not be used to        higher.
                                             estimate the actual ending account
The table below provides information         balance or expenses you paid for the
about actual account values and actual       period. You may use
expenses. You may use the information in
this table,

====================================================================================================================================
                                         ACTUAL                         HYPOTHETICAL
                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                BEGINNING         ENDING        EXPENSES          ENDING         EXPENSES
              ACCOUNT VALUE    ACCOUNT VALUE   PAID DURING     ACCOUNT VALUE    PAID DURING
                (2/1/04)       (7/31/04)(1)     PERIOD(2)        (7/31/04)       PERIOD(2)

Cash
Reserve         $1,000.00        $1,002.80        $2.89          $1,021.98         $2.92

Class B          1,000.00         1,000.40         5.37           1,019.49          5.42

Class C          1,000.00         1,001.60         4.13           1,020.74          4.17

Class R          1,000.00         1,001.60         4.13           1,020.74          4.17

Investor         1,000.00         1,004.10         1.64           1,023.22          1.66

(1)The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's actual expense ratio and a hypothetical annual return of 5% before expenses.

(2)Expenses are equal to the Fund's annualized expense ratio (0.58%, 1.08%,
   0.83%, 0.83% and 0.33% for Cash Reserves, B, C, R and Investor class shares, respectively) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
====================================================================================================================================

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                                        2

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004


                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------
COMMERCIAL PAPER-14.77%(a)

ASSET-BACKED SECURITIES- COMMERCIAL LOANS/
  LEASES-0.65%

Atlantis One Funding Corp. (Rabobank-ABS
  Program Sponsor) (Acquired 05/11/04; Cost
  $9,927,097)
  1.45%(b)                                     11/08/04   $10,000   $    9,960,125
==================================================================================

ASSET-BACKED SECURITIES-
  CONSUMER RECEIVABLES-0.68%

Thunder Bay Funding, LLC (Royal Bank of
  Canada-ABS Program Sponsor) (Acquired
  07/26/04; Cost $10,399,738)
  1.47%(b)                                     09/21/04    10,424       10,402,292
==================================================================================

ASSET-BACKED SECURITIES- MULTI-PURPOSE-1.31%

Sheffield Receivables Corp. (Barclays Bank
  PLC-ABS Program Sponsor) (Acquired
  05/21/04; Cost $19,998,650)
  1.40%(b)(c)                                  01/25/05    20,000       19,999,025
==================================================================================

ASSET-BACKED SECURITIES- STRUCTURED
  INVESTMENT VEHICLES/SECURITY
  ARBITRAGE-8.43%

Galaxy Funding Inc. (U.S. Bank N.A.-ABS
  Program Sponsor) (Acquired 06/17/04; Cost
  $49,918,861)
  1.27%(b)                                     08/02/04    50,000       49,998,236
----------------------------------------------------------------------------------
Grampian Funding LLC (HBOS Treasury Services
  PLC-ABS Program Sponsor) (Acquired
  03/15/04; Cost $31,833,556)
  1.07%(b)                                     09/07/04    32,000       31,964,809
----------------------------------------------------------------------------------
  (Acquired 05/25/04; Cost $24,813,167)
  1.52%(b)                                     11/18/04    25,000       24,884,945
----------------------------------------------------------------------------------
Klio Funding Corp. (Acquired 07/22/04; Cost
  $22,037,333)
  1.37%(b)                                     08/18/04    22,060       22,045,728
==================================================================================
                                                                       128,893,718
==================================================================================

                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------


ASSET-BACKED SECURITIES- TRADE
  RECEIVABLES-1.73%

Ciesco, LLC (Citibank N.A.-ABS Program
  Sponsor) (Acquired 06/14/04; Cost
  $17,663,287)
  1.31%(b)                                     08/10/04   $17,700   $   17,694,203
----------------------------------------------------------------------------------
  (Acquired 07/26/04; Cost $8,747,463)
  1.47%(b)                                     09/13/04     8,765        8,749,610
==================================================================================
                                                                        26,443,813
==================================================================================

INVESTMENT BANKING & BROKERAGE-1.97%

Morgan Stanley
  1.40%(d)                                     12/13/04    30,000       30,000,000
==================================================================================
    Total Commercial Paper (Cost
      $225,698,973)                                                    225,698,973
==================================================================================

ASSET-BACKED SECURITIES-7.59%

CONSUMER RECEIVABLES-1.46%

GS Auto Loan Trust-Series 2004-1, Class A-1
  Notes,
  1.11%                                        02/15/05    16,434       16,433,592
----------------------------------------------------------------------------------
USAA Auto Owner Trust- Series 2004-1, Class
  A-1 Notes,
  1.08%                                        03/15/05     5,910        5,910,262
==================================================================================
                                                                        22,343,854
==================================================================================

STRUCTURED-6.13%

Holmes Financing (No. 8) PLC (United
  Kingdom)-Series 8, Class 1A, Floating Rate
  Bonds,
  1.33%(c)                                     04/15/05    45,000       45,000,000
----------------------------------------------------------------------------------
Residential Mortgage Securities (United
  Kingdom)-Series 17A, Class A1, Floating
  Rate Bonds (Acquired 02/10/04; Cost
  $48,696,250)
  1.38%(b)(c)                                  02/14/05    48,696       48,696,250
==================================================================================
                                                                        93,696,250
==================================================================================
    Total Asset-Backed Securities (Cost
      $116,040,104)                                                    116,040,104
==================================================================================

CERTIFICATES OF DEPOSIT-5.99%

BNP Paribas S.A. (France)
  1.39%                                        08/05/04     5,000        5,000,022
----------------------------------------------------------------------------------
HSBC Bank USA (United Kingdom)
  1.26%                                        01/13/05    15,000       15,000,000
----------------------------------------------------------------------------------


                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT-(CONTINUED)

Societe Generale (France)
  1.30%(c)                                     10/01/04   $23,000   $   22,998,645
----------------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Italy)
  1.60%                                        11/09/04    48,500       48,500,000
==================================================================================
    Total Certificates of Deposit (Cost
      $91,498,667)                                                      91,498,667
==================================================================================

U.S. GOVERNMENT AGENCY SECURITIES-5.88%

FEDERAL HOME LOAN BANK-2.94%

Unsec. Bonds,
  1.46%                                        11/17/04     5,000        5,000,000
----------------------------------------------------------------------------------
  1.20%                                        02/28/05    25,000       24,986,474
----------------------------------------------------------------------------------
  1.35%                                        04/29/05    15,000       15,000,000
==================================================================================
                                                                        44,986,474
==================================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-2.94%

Unsec. Disc. Notes,
  1.28%(e)                                     09/28/04    20,000       19,958,756
----------------------------------------------------------------------------------
Unsec. Notes,
  1.66%                                        05/20/05    25,000       25,000,000
==================================================================================
                                                                        44,958,756
==================================================================================
    Total U.S. Government Agency Securities
      (Cost $89,945,230)                                                89,945,230
==================================================================================

MEDIUM-TERM NOTES-5.23%

Money Market Trust LLY- Series 2002-B,
  Floating Rate Notes (Acquired 12/03/02;
  Cost $50,000,000)
  1.41%(b)(c)(f)                               12/03/04    50,000       50,000,000
----------------------------------------------------------------------------------
Racers Trust-Series 2004-6-MM, Floating Rate
  Notes (Acquired 04/13/04; Cost $30,000,000)
  1.43%(b)(c)                                  10/22/08    30,000       30,000,000
==================================================================================
    Total Medium-Term Notes (Cost
      $80,000,000)                                                      80,000,000
==================================================================================

MASTER NOTE AGREEMENTS-4.91%

Merrill Lynch Mortgage Capital, Inc.
  (Acquired 02/23/04; Cost $75,000,000)
  1.45%(b)(g)(h)                               08/23/04    75,000       75,000,000
==================================================================================

PROMISSORY NOTES-2.94%

Goldman Sachs Group, Inc. (The) (Acquired
  06/28/04; Cost $45,000,000)
  1.45%(b)(d)(f)                               12/27/04    45,000       45,000,000
==================================================================================

                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------


VARIABLE RATE DEMAND NOTES-1.81%(j)(k)(l)

INSURED-0.42%

Michigan (State of) Housing Development
  Authority; Taxable Series 2000 C RB,
  1.37%(i)                                     12/01/20   $ 6,405   $    6,405,000
==================================================================================

LETTER OF CREDIT GUARANTEED-1.39%(m)

FE, LLC-Series A, Loan Program Notes
  (LOC-Fifth Third Bank),
  1.43%                                        04/01/28     8,260        8,260,000
----------------------------------------------------------------------------------
Miami-Dade (County of), Florida Industrial
  Development Authority (Dolphins Stadium);
  Taxable Series 2000 IDR (LOC-Societe
  Generale),
  1.34%                                        07/01/22       100          100,000
----------------------------------------------------------------------------------
Mississippi (State of) Business Finance Corp.
  (Viking Range Corp. Project); Taxable
  Series 2000 IDR (LOC-Bank of America N.A.),
  1.56%                                        06/01/15    12,960       12,960,000
==================================================================================
                                                                        21,320,000
==================================================================================
    Total Variable Rate Demand Notes (Cost
      $27,725,000)                                                      27,725,000
==================================================================================

FUNDING AGREEMENTS-1.31%

New York Life Insurance Co. (Acquired
  04/07/04; Cost $20,000,000)
  1.47%(b)(c)(f)                               04/06/05    20,000       20,000,000
==================================================================================
    Total Investments (excluding Repurchase
      Agreements) (Cost $770,907,974)                                  770,907,974
==================================================================================

REPURCHASE AGREEMENTS-49.68%

Banc of America Securities LLC 1.37%(n)        08/02/04    60,000       60,000,000
----------------------------------------------------------------------------------
Barclays Capital Inc.-New York Branch (United
  Kingdom)
  1.37%(o)                                     08/02/04    39,490       39,489,524
----------------------------------------------------------------------------------
BNP Paribas Securities Corp.- New York Branch
  (France)
  1.37%(p)                                     08/02/04    70,000       70,000,000
----------------------------------------------------------------------------------
Citigroup Global Markets Inc.
  1.37%(q)                                     08/02/04    65,000       65,000,000
----------------------------------------------------------------------------------
Credit Suisse First Boston LLC- New York
  Branch (Switzerland)
  1.36%(r)                                     08/02/04    50,000       50,000,000
----------------------------------------------------------------------------------
Deutsche Bank Securities Inc.- New York
  Branch (Germany)
  1.37%(s)                                     08/02/04    75,000       75,000,000
----------------------------------------------------------------------------------
Goldman, Sachs & Co.
  1.38%(t)                                     08/02/04    65,000       65,000,000
----------------------------------------------------------------------------------


                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------
REPURCHASE AGREEMENTS-(CONTINUED)

Greenwich Capital Markets, Inc.- New York
  Branch (United Kingdom)
  1.37%(u)                                     08/02/04   $65,000   $   65,000,000
----------------------------------------------------------------------------------
Morgan Stanley & Co. Inc.
  1.38%(v)                                     08/02/04    65,000       65,000,000
----------------------------------------------------------------------------------
Societe Generale-New York Branch (France)
  1.37%(w)                                     08/02/04    65,000       65,000,000
----------------------------------------------------------------------------------
Wachovia Securities, Inc.
  1.38%(x)                                     08/02/04    75,000       75,000,000
----------------------------------------------------------------------------------

                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------

REPURCHASE AGREEMENTS-(CONTINUED)

WestLB A.G., New York Branch (Germany)
  1.37%(y)                                     08/02/04   $65,000   $   65,000,000
==================================================================================
    Total Repurchase Agreements (Cost
      $759,489,524)                                                    759,489,524
==================================================================================
TOTAL INVESTMENTS-100.11% (Cost
  $1,530,397,498)(z)                                                 1,530,397,498
==================================================================================
OTHER ASSETS LESS LIABILITIES-(0.11%)                                   (1,754,207)
==================================================================================
NET ASSETS-100.00%                                                  $1,528,643,291
__________________________________________________________________________________
==================================================================================

Investment Abbreviations:

ABS     - Asset-Backed Security
Disc.   - Discounted
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
RB      - Revenue Bonds
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Securities may be traded on a discount basis. In such cases, the interest rate shown represents the rate of discount rate at the time of purchase by the Fund.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2004 was $464,395,223, which represented 30.38% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest rate is redetermined monthly. Rate shown is rate in effect on July 31, 2004.
(d) Interest rate is redetermined daily. Rate shown is the rate in effect on July 31, 2004.
(e) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at July 31, 2004 was $115,000,000, which represented 7.52% of the Fund's net assets.
(g) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(h) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one or two business day's notice based on the timing of the demand. The interest rate on master notes is redetermined daily. Rate shown is the rate in effect on July 31, 2004.
(i) Principal and interest payments are secured by bond insurance provided by MBIA Insurance Corp.
(j) Interest on this security is taxable income to the Fund.
(k) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice.
(l) Interest rate is redetermined weekly. Rate shown is rate in effect on July 31, 2004.
(m) Principal and interest payments are guaranteed by the letter of credit agreement.
(n) Repurchase agreement entered into July 30, 2004 with a maturing value of $60,006,850. Collateralized by $57,836,792 corporate obligations, 6.13% to 7.75% due 06/15/06 to 01/15/12 with an aggregate market value at July 31, 2004 of $63,000,000.
(o) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $524,721,319. Collateralized by $522,117,000 U.S. Government obligations, 0% to 6.00% due 06/24/05 to 09/02/08 with an aggregate market value at July 31, 2004 of $535,155,319. The amount to be received upon repurchase by the Fund is $39,494,032.
(p) Repurchase agreement entered into July 30, 2004 with a maturing value of $70,007,992. Collateralized by $72,204,095 corporate obligations, 1.38% to 5.50% due 03/15/05 to 03/20/44 with an aggregate market value at July 31, 2004 of $73,500,001.
(q) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $500,057,083. Collateralized by $507,458,000 U.S. Government obligations, 0% to 7.00% due 09/07/04 to 07/26/19 with an aggregate market value at July 31, 2004 of $510,000,905. The amount to be received upon repurchase by the Fund is $65,007,421.
(r) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $250,028,333. Collateralized by $305,400,000 U.S. Government obligations, 0% due 07/22/05 to 03/18/19 with an aggregate market value at July 31, 2004 of $255,003,177. The amount to be received upon repurchase by the Fund is $50,005,667.
(s) Repurchase agreement entered into July 30, 2004 with a maturing value of $75,008,563. Collateralized by $77,969,309 corporate obligations, 3.25% to 6.37% due 09/25/25 to 03/10/40 with an aggregate market value at July 31, 2004 of $78,750,000.
(t) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $250,028,750. Collateralized by $277,559,479 U.S. Government obligations, 4.50% to 5.00% due 03/01/34 with an aggregate market value at July 31, 2004 of $255,000,000. The amount to be received upon repurchase by the Fund is $65,007,475.
(u) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $500,057,083. Collateralized by $681,564,000 U.S. Government obligations, 0% to 9.38% due 08/15/04 to 04/15/30 with an aggregate market value at July 31, 2004 of $510,004,437. The amount to be received upon repurchase by the Fund is $65,007,421.

(v) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $500,057,500. Collateralized by $527,410,129 U.S. Government obligations, 4.50% to 5.00% due 06/01/19 to 03/01/34 with an aggregate market value at July 31, 2004 of $513,197,181. The amount to be received upon repurchase by the Fund is $65,007,475.
(w) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $400,045,667. Collateralized by $515,299,766 U.S. Government obligations, 0% to 7.81% due 10/15/06 to 06/01/34 with an aggregate market value at July 31, 2004 of $408,000,001. The amount to be received upon repurchase by the Fund is $65,007,421.
(x) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $525,060,375. Collateralized by $1,096,991,706 corporate obligations, 0% to 7.73% due 01/18/09 to 07/25/44 with an aggregate market value at July 31, 2004 of $551,250,000. The amount to be received upon repurchase by the Fund is $75,008,625.
(y) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $200,022,833. Collateralized by $510,493,231 U.S. Government obligations, 2.44% to 7.23% due 01/01/11 to 10/01/42 with an aggregate market value at July 31, 2004 of $204,000,001. The amount to be received upon repurchase by the Fund is $65,007,421.
(z) Also represents cost for federal income tax purposes.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, excluding repurchase
  agreements, at value (cost $770,907,974)    $  770,907,974
------------------------------------------------------------
Repurchase agreements (cost $759,489,524)        759,489,524
============================================================
     Total investments (cost $1,530,397,498)   1,530,397,498
============================================================
Receivables for:
  Fund shares sold                                 4,821,952
------------------------------------------------------------
  Interest                                           952,438
------------------------------------------------------------
  Amount due from advisor                            550,712
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   222,693
------------------------------------------------------------
Other assets                                         170,842
============================================================
     Total assets                              1,537,116,135
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                           7,235,659
------------------------------------------------------------
  Dividends                                           14,770
------------------------------------------------------------
  Deferred compensation and retirement plans         307,925
------------------------------------------------------------
Accrued distribution fees                            403,261
------------------------------------------------------------
Accrued trustees' fees                                 2,021
------------------------------------------------------------
Accrued transfer agent fees                          490,671
------------------------------------------------------------
Accrued operating expenses                            18,537
============================================================
     Total liabilities                             8,472,844
============================================================
Net assets applicable to shares outstanding   $1,528,643,291
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,528,748,855
------------------------------------------------------------
Undistributed net investment income                  (89,062)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                              (16,502)
============================================================
                                              $1,528,643,291
____________________________________________________________
============================================================


NET ASSETS:

AIM Cash Reserve Shares                       $  724,566,861
____________________________________________________________
============================================================
Class B                                       $  335,866,368
____________________________________________________________
============================================================
Class C                                       $   93,457,481
____________________________________________________________
============================================================
Class R                                       $   15,516,471
____________________________________________________________
============================================================
Investor Class                                $  359,236,110
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

AIM Cash Reserve Shares                          724,781,603
____________________________________________________________
============================================================
Class B                                          335,966,350
____________________________________________________________
============================================================
Class C                                           93,484,868
____________________________________________________________
============================================================
Class R                                           15,521,041
____________________________________________________________
============================================================
Investor Class                                   359,342,772
____________________________________________________________
============================================================
Net asset value and offering price per share
  for each class                              $         1.00
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $ 18,308,351
==========================================================================

EXPENSES:

Advisory fees                                                    8,403,115
--------------------------------------------------------------------------
Administrative services fees                                       398,878
--------------------------------------------------------------------------
Custodian fees                                                     129,934
--------------------------------------------------------------------------
Distribution fees:
  AIM Cash Reserve Shares                                        2,023,351
--------------------------------------------------------------------------
  Class B                                                        4,141,813
--------------------------------------------------------------------------
  Class C                                                          958,300
--------------------------------------------------------------------------
  Class R                                                           33,500
--------------------------------------------------------------------------
Transfer agent fees                                              4,504,131
--------------------------------------------------------------------------
Trustees' and retirement fees                                       34,443
--------------------------------------------------------------------------
Other                                                              864,039
==========================================================================
    Total expenses                                              21,491,504
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                  (10,564,879)
==========================================================================
    Net expenses                                                10,926,625
==========================================================================
Net investment income                                            7,381,726
==========================================================================
Net realized gain (loss) from investment securities                (16,502)
==========================================================================
Net increase in net assets resulting from operations          $  7,365,224
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                     2004              2003
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                         $    7,381,726    $    7,842,936
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities                  (16,502)           44,022
================================================================================================
    Net increase in net assets resulting from operations             7,365,224         7,886,958
================================================================================================
Distributions to shareholders from net investment income:
  AIM Cash Reserve Shares                                           (4,544,908)       (7,299,075)
------------------------------------------------------------------------------------------------
  Class B                                                             (234,827)         (432,412)
------------------------------------------------------------------------------------------------
  Class C                                                             (297,797)         (100,719)
------------------------------------------------------------------------------------------------
  Class R                                                              (21,561)          (10,730)
------------------------------------------------------------------------------------------------
  Investor Class                                                    (2,388,098)               --
================================================================================================
    Total distributions from net investment income                  (7,487,191)       (7,842,936)
================================================================================================
Distributions to shareholders from net realized gains:
  AIM Cash Reserve Shares                                              (23,639)          (35,590)
------------------------------------------------------------------------------------------------
  Class B                                                              (12,696)          (20,898)
------------------------------------------------------------------------------------------------
  Class C                                                               (2,804)           (3,549)
------------------------------------------------------------------------------------------------
  Class R                                                                 (122)              (38)
------------------------------------------------------------------------------------------------
  Investor Class                                                       (12,995)               --
================================================================================================
    Total distributions from net realized gains                        (52,256)          (60,075)
================================================================================================
    Decrease in net assets resulting from distributions             (7,539,447)       (7,903,011)
================================================================================================
Share transactions-net:
  AIM Cash Reserve Shares                                         (464,079,273)       67,004,557
------------------------------------------------------------------------------------------------
  Class B                                                         (207,835,642)     (174,148,217)
------------------------------------------------------------------------------------------------
  Class C                                                          (19,820,331)       (5,640,712)
------------------------------------------------------------------------------------------------
  Class R                                                            9,240,771         6,270,260
------------------------------------------------------------------------------------------------
  Investor Class                                                   359,038,712                --
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                           (323,455,763)     (106,514,112)
================================================================================================
    Net increase (decrease) in net assets                         (323,629,986)     (106,530,165)
================================================================================================

NET ASSETS:

  Beginning of year                                              1,852,273,277     1,958,803,442
================================================================================================
  End of year (including undistributed net investment income of $(89,062) and $159,909 for 2004 and 2003,
    respectively)                                               $1,528,643,291    $1,852,273,277
________________________________________________________________________________________________
================================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Money Market Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted under Rule 2a-7 of the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities.' Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.40% on the first $1 billion of the Fund's average daily net assets, plus 0.35% on the Fund's average daily net assets in excess of $1 billion. Prior to June 30, 2004, the Fund paid an advisory fee to AIM at an annual rate of 0.55% on the first $1 billion of the Fund's average daily net assets, plus 0.50% on the Fund's average daily net assets in excess of $1 billion. AIM and/or A I M Distributors, Inc. ("AIM Distributors") voluntarily waived fees and/or reimbursed expenses in order to increase the Fund's yield. Waivers and/or reimbursements may be changed from time to time. During year ended July 31, 2004, AIM waived fees of $8,403,115 and reimbursed expenses of $521,766.

    For the period ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $105,350 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $398,878 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended July 31, 2004, AISI retained $2,426,890.

    The Trust has entered into master distribution agreements with AIM Distributors to serve as the distributor for the AIM Cash Reserve Shares, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's AIM Cash Reserve Shares, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of AIM Cash Reserve shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the AIM Cash Reserve Shares, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes.

    Effective July 1, 2003, in order to maintain a minimum yield, AIM Distributors reduced broker service fees on AIM Cash Reserve Shares, Class B, Class C and Class R shares. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2004, the AIM Cash Reserve Shares, Class B, Class C and Class R shares paid $2,023,351, $3,106,360, $479,150 and $33,500, respectively, after AIM
Distributors waived and/or reimbursed plan fees of $1,035,453 and $479,150 for Class B and Class C shares, respectively.

    Contingent deferred sales charges ("CDSC") are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2004, AIM Distributors advised the Fund that it retained $630,845, $44,156, $216,938 and $0 from AIM Cash Reserve Shares, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $20,045 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $20,045.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $8,655 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended July 31, 2004.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $7,539,447    $7,903,011
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
------------------------------------------------------------------------------
Undistributed ordinary income                                   $      140,846
------------------------------------------------------------------------------
Temporary book/tax differences                                        (229,908)
------------------------------------------------------------------------------
Post-October capital loss deferral                                     (16,502)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,528,748,855
==============================================================================
Total net assets                                                $1,528,643,291
______________________________________________________________________________
==============================================================================


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund had no capital loss carryforward as of July 31, 2004.

NOTE 7--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distributions, on July 31, 2004, undistributed net investment income was decreased by $52,256 and undistributed net realized gain (loss) was increased by $52,256. Further, as a result of tax deferrals acquired in the reorganization of INVESCO Cash Reserves Fund into the Fund, undistributed net investment income was decreased by $91,250 and shares of beneficial interest increased by $91,250. These reclassifications had no effect on the net assets of the Fund.

NOTE 8--SHARE INFORMATION

The Fund currently consists of six different classes of shares: AIM Cash Reserve Shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class B shares and Class C shares are sold with CDSC. AIM Cash Reserve Shares, Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to AIM Cash Reserve Shares eight years after the end of the calendar month of purchase. Institutional Class shares have not commenced operations.

                                                  CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                           ----------------------------------------------------------------------
                                                                         2004                                 2003
                                                           ---------------------------------    ---------------------------------
                                                               SHARES            AMOUNT             SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Sold:
  AIM Cash Reserve Class                                    1,723,348,635    $ 1,723,344,384     5,372,980,834    $ 5,372,980,834
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     228,892,152        228,892,271       485,890,867        485,890,867
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     234,053,412        234,058,115       570,319,822        570,319,822
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                      28,780,786         28,780,786        24,594,921         24,594,921
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                           370,467,337        370,479,287                --                 --
=================================================================================================================================
Issued as reinvestment of dividends:
  AIM Cash Reserve Class                                        4,233,613          4,233,613         6,288,154          6,288,154
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         227,988            227,989           408,246            408,246
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         273,990            273,990            89,880             89,880
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                          20,662             20,662             9,756              9,756
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                             2,317,119          2,317,119                --                 --
=================================================================================================================================
Issued in connection with acquisitions:(b)
  AIM Cash Reserve Class                                          669,132            669,697                --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         253,059            252,879                --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       8,223,808          8,218,055                --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                           433,127,527        432,821,214                --                 --
=================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  AIM Cash Reserve Class                                       32,054,831         32,054,836        25,073,560         25,073,560
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (32,054,831)       (32,054,836)      (25,073,560)       (25,073,560)
=================================================================================================================================
Reacquired:
  AIM Cash Reserve Class                                   (2,224,381,846)    (2,224,381,803)   (5,337,337,991)    (5,337,337,991)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (405,153,776)      (405,153,945)     (635,373,770)      (635,373,770)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (262,370,490)      (262,370,491)     (576,050,414)      (576,050,414)
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                     (19,560,677)       (19,560,677)      (18,334,417)       (18,334,417)
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                          (446,569,211)      (446,578,908)               --                 --
=================================================================================================================================
                                                             (323,146,780)   $  (323,455,763)     (106,514,112)   $  (106,514,112)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Investor Class shares commenced sales on September 30, 2003.
(b) As of the open of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Cash Reserves Fund, pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Cash Reserves Fund shareholders, on October 21, 2003. The acquisition was accomplished by tax-free exchange of 442,273,526 shares of the Fund for 442,273,526 shares of INVESCO Cash Reserves Fund outstanding as of the close of business October 31, 2003. INVESCO Cash Reserves Fund net assets at that date of $441,961,845, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,395,903,235.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                              CASH RESERVE
                                       ------------------------------------------------------------------------------------------
                                                                                                SEVEN MONTHS
                                                        YEAR ENDED JULY 31,                        ENDED              YEAR ENDED
                                       -----------------------------------------------------      JULY 31,           DECEMBER 31,
                                         2004              2003          2002         2001          2000                 1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $   1.00         $     1.00    $     1.00    $   1.00      $   1.00             $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                  0.0056             0.0064        0.0141      0.0467        0.0300(a)            0.0414
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                              (0.0056)           (0.0064)      (0.0141)    (0.0467)      (0.0300)             (0.0414)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                               (0.0000)                --            --          --            --                   --
=================================================================================================================================
    Total distributions                 (0.0056)           (0.0064)      (0.0141)    (0.0467)      (0.0300)             (0.0414)
=================================================================================================================================
Net asset value, end of period         $   1.00         $     1.00    $     1.00    $   1.00      $   1.00             $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                            0.57%              0.64%         1.42%       4.77%         3.03%                4.22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $724,567         $1,188,876    $1,121,879    $937,532      $912,042             $989,478
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets(c)                                0.58%(d)           0.88%         1.01%       1.06%         1.07%(e)             1.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to
  average net assets                       0.55%(d)           0.64%         1.40%       4.61%         5.15%(e)             4.16%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.14% and 1.03% for the years ended July 31, 2004 and July 31, 2003, respectively.
(d)  Ratios are based on average daily net assets of $809,340,540.
(e)  Annualized.

                                                                                  CLASS B
                                           --------------------------------------------------------------------------------------
                                                                                                SEVEN MONTHS
                                                          YEAR ENDED JULY 31,                      ENDED              YEAR ENDED
                                           -------------------------------------------------      JULY 31,           DECEMBER 31,
                                             2004             2003        2002        2001          2000                 1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   1.00         $   1.00    $   1.00    $   1.00      $   1.00             $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.0006           0.0007      0.0065      0.0392        0.0256(a)            0.0339
=================================================================================================================================
Less distributions:
  Dividends from net investment income      (0.0006)         (0.0007)    (0.0065)    (0.0392)      (0.0256)             (0.0339)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains     (0.0000)              --          --          --            --                   --
=================================================================================================================================
    Total distributions                     (0.0006)         (0.0007)    (0.0065)    (0.0392)      (0.0256)             (0.0339)
=================================================================================================================================
Net asset value, end of period             $   1.00         $   1.00    $   1.00    $   1.00      $   1.00             $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                0.06%            0.07%       0.66%       3.99%         2.59%                3.45%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $335,866         $543,811    $717,967    $439,445      $289,327             $404,911
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets(c)                                    1.08%(d)         1.46%       1.76%       1.81%         1.82%(e)             1.79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average
  net assets                                   0.05%(d)         0.06%       0.65%       3.86%         4.40%(e)             3.41%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.89% and 1.78% for the years ended July 31, 2004 and July 31, 2003, respectively.
(d)  Ratios are based on average daily net assets of $414,181,261.
(e)  Annualized.

                                                                                  CLASS C
                                           --------------------------------------------------------------------------------------
                                                                                                SEVEN MONTHS
                                                          YEAR ENDED JULY 31,                      ENDED              YEAR ENDED
                                           -------------------------------------------------      JULY 31,           DECEMBER 31,
                                             2004             2003        2002        2001          2000                 1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   1.00         $   1.00    $   1.00    $   1.00      $   1.00             $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.0031           0.0008      0.0065      0.0393        0.0256(a)            0.0339
=================================================================================================================================
Less distributions:
  Dividends from net investment income      (0.0031)         (0.0008)    (0.0065)    (0.0393)      (0.0256)             (0.0339)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains     (0.0000)              --          --          --            --                   --
=================================================================================================================================
    Total distributions                     (0.0031)         (0.0008)    (0.0065)    (0.0393)      (0.0256)             (0.0339)
=================================================================================================================================
Net asset value, end of period             $   1.00         $   1.00    $   1.00    $   1.00      $   1.00             $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                0.31%            0.09%       0.66%       4.00%         2.59%                3.44%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $ 93,457         $113,306    $118,947    $ 86,884      $ 45,457             $ 56,636
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets(c)                                    0.83%(d)         1.44%       1.76%       1.81%         1.82%(e)             1.79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average
  net assets                                   0.30%(d)         0.08%       0.65%       3.86%         4.40%(e)             3.41%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total revenues are not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.89% and 1.78% for the years ended July 31, 2004 and July 31, 2003, respectively.
(d)  Ratios are based on average daily net assets of $95,829,972.
(e)  Annualized.

                                                                               CLASS R
                                                              ------------------------------------------
                                                                                           JUNE 30, 2002
                                                                     YEAR ENDED             (DATE SALES
                                                                      JULY 31,             COMMENCED) TO
                                                              -------------------------      JULY 31,
                                                                2004             2003          2002
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   1.00         $   1.00      $   1.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0031           0.0038        0.0010
========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0031)         (0.0038)      (0.0010)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.0000)              --            --
========================================================================================================
    Total distributions                                        (0.0031)         (0.0038)      (0.0010)
========================================================================================================
Net asset value, end of period                                $   1.00         $   1.00      $   1.00
________________________________________________________________________________________________________
========================================================================================================
Total return(a)                                                   0.31%            0.38%         0.10%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 15,516         $  6,280      $     10
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets(b)                        0.83%(c)         1.13%         1.26%(d)
________________________________________________________________________________________________________
========================================================================================================
Ratio of net investment income to average net assets              0.30%(c)         0.39%         1.15%(d)
________________________________________________________________________________________________________
========================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.39% and 1.28% for the years ended July 31, 2004 and July 31, 2003, respectively.
(c)  Ratios are based on average daily net assets of $6,700,065.
(d)  Annualized.

                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                   (DATE SALES
                                                                  COMMENCED) TO
                                                                     JULY 31,
                                                                       2004
----------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   1.00
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.0068
==================================================================================
Less distributions:
  Dividends from net investment income                                (0.0068)
----------------------------------------------------------------------------------
  Distributions from net realized gains                               (0.0000)
==================================================================================
    Total distributions                                               (0.0068)
==================================================================================
Net asset value, end of period                                       $   1.00
__________________________________________________________________________________
==================================================================================
Total return(a)                                                          0.68%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $359,236
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                            0.33%(b)
----------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                         0.86%(b)
__________________________________________________________________________________
==================================================================================
Ratio of net investment income to average net assets                     0.80%(b)
__________________________________________________________________________________
==================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $352,226,920.

NOTE 10--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Money Market Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Money Market Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Money Market Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
September 17, 2004

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Money Market Fund, an investment portfolio of AIM Investment Securities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                        WITHHOLDING
       TRUSTEES/ MATTER                                                VOTES FOR         AUTHORITY
---------------------------------------------------------------------------------------------------
(1)*   Bob R. Baker................................................  1,430,557,734      19,888,865
       Frank S. Bayley.............................................  1,430,328,954      20,117,645
       James T. Bunch..............................................  1,430,768,168      19,678,431
       Bruce L. Crockett...........................................  1,430,659,866      19,786,733
       Albert R. Dowden............................................  1,430,613,991      19,832,608
       Edward K. Dunn, Jr..........................................  1,430,557,918      19,888,681
       Jack M. Fields..............................................  1,430,604,411      19,842,188
       Carl Frischling.............................................  1,430,139,075      20,307,524
       Robert H. Graham............................................  1,430,382,712      20,063,887
       Gerald J. Lewis.............................................  1,430,101,093      20,345,506
       Prema Mathai-Davis..........................................  1,430,403,656      20,042,943
       Lewis F. Pennock............................................  1,430,682,327      19,764,272
       Ruth H. Quigley.............................................  1,430,286,369      20,160,230
       Louis S. Sklar..............................................  1,430,522,821      19,923,778
       Larry Soll, Ph.D............................................  1,430,500,783      19,945,816
       Mark H. Williamson..........................................  1,430,415,623      20,030,976

* Proposal required approval by a combined vote of all the portfolios of AIM Investment Securities Funds.

                                                               MONEY MARKET FUND
OTHER INFORMATION

TRUSTEES AND OFFICERS

As of May 31, 2004

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.   None
  Trustee, Chairman and                             (financial services holding company); Director and
  President                                         Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1992             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee                                           (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of May 31, 2004

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE           TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
TRUST                               OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1990               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (California)
  Trustee
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1990               Executive Vice President, Development and Operations, Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President,                               Counsel, A I M Management Group Inc. (financial services
  Secretary and Chief Legal                            holding company) and A I M Advisors, Inc.; Director and Vice
  Officer                                              President, INVESCO Distributors, Inc.; Vice President, A I M
                                                       Capital Management, Inc., A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director, Vice President and
                                                       General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           2004               Managing Director, Chief Fixed Income Officer and Senior
  Vice President                                       Investment Officer, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Director of Money Market Research and
  Vice President                                       Special Projects, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox(3) -- 1943        1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
                                                       Formerly: Senior Vice President, AIM Investment Services,
                                                       Inc.; and Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1992               Director of Cash Management, Managing Director and Chief
  Vice President                                       Cash Management Officer, A I M Capital Management, Inc;
                                                       Director and President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           2002               Director and Executive Vice President, A I M Management
  Vice President                                       Group, Inc., Director and Senior Vice President, A I M
                                                       Advisors, Inc., and Director, Chairman, President, Director
                                                       of Investments, Chief Executive Officer and Chief Investment
                                                       Officer, A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE          OTHER DIRECTORSHIP(S)
TRUST                              HELD BY TRUSTEE

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
--------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.
-------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942               None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President,
  Secretary and Chief Legal
  Officer
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox(3) -- 1943       N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

(3) Mr. Cox resigned from the Trust effective September 17, 2004 and Lisa Brinkley was appointed as the Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046-1173          Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Houston, TX 77010-4035

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   The Bank of New York
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   2 Hanson Place
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          Brooklyn, NY 11217-1431
Philadelphia, PA 19103-7599     New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2004, 0% is eligible for the dividends received deduction for corporations.

For its tax year ended July 31, 2004, the Fund designated 0%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual percentages for the calendar year will be designated in the Fund's year end tax statement.

                                      YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
----------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore     Alternative  Cash         [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products     Investments  Management        --Registered Trademark--
                               Plans    Accounts
----------------------------------------------------------------------------------------

If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.




AIMinvestments.com                MKT-AR-1              A I M Distributors, Inc.

                                                         AIM MUNICIPAL BOND FUND
                                   Annual Report to Shareholders o July 31, 2004


                                  [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.
--Registered Trademark--
                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

=====================================================================================================================
AIM MUNICIPAL BOND FUND SEEKS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME EXEMPT
FROM FEDERAL INCOME TAXES, CONSISTENT WITH PRESERVATION OF PRINCIPAL.

o Unless otherwise stated, information presented in this report is as of 7/31/04 and is based on total net assets.
=====================================================================================================================

ABOUT SHARE CLASSES                     OTHER INFORMATION                          A description of the policies and
                                                                                   procedures that the fund uses to
o Effective 9/30/03, Class B shares     o The average credit quality of the        determine how to vote proxies
are not available as an investment      fund's holdings as of the close of         relating to portfolio securities is
for retirement plans maintained         the reporting period represents the        available without charge, upon
pursuant to Section 401 of the          weighted average quality rating of         request, from our Client Services
Internal Revenue Code, including        the securities in the portfolio as         department at 800-959-4246 or on
401(k) plans, money purchase            assigned by Nationally Recognized          the AIM Web site,
pension plans and profit sharing        Statistical Rating Organizations           AIMinvestments.com. Scroll down on
plans. Plans that have existing         based on assessment of the credit          the home page and click on AIM
accounts invested in Class B shares     quality of the individual                  Funds Proxy Voting Policies. The
will continue to be allowed to          securities.                                information is also available on
make additional purchases.                                                         the Securities and Exchange
                                        o The returns shown in the                 Commission's Web site, sec.gov.
o Investor Class shares are closed      Management's Discussion of Fund
to most investors. For more             Performance are based on net asset         Information regarding how the fund
information on who may continue to      values calculated for shareholder          voted proxies related to its
invest in the Investor Class            transactions. Generally accepted           portfolio securities during the 12
shares, please see the prospectus.      accounting principles require              months ended 6/30/04 is available
                                        adjustments to be made to the net          at our Web site. Go to
ABOUT INDEXES USED IN THIS REPORT       assets of the fund at period end           AIMinvestments.com, access the
                                        for financial reporting purposes,          About Us tab, click on Required
o The unmanaged Lehman Municipal        and as such, the net asset values          Notices and then click on Proxy
Bond Index, which represents the        for shareholder transactions and           Voting Activity. Next, select your
performance of investment-grade         the returns based on those net             fund from the drop-down menu.
municipal bonds, is compiled by         asset values may differ from the
Lehman Brothers, a global               net asset values and returns
investment bank.                        reported in the Financial
                                        Highlights.
o The unmanaged Lehman U.S.
Aggregate Bond Index, which             o Effective duration is a measure,
represents the U.S. investment-         as estimated by the fund's
grade fixed-rate bond market            portfolio managers, of a bond
(including government and corporate     fund's price sensitivity to changes
securities, mortgage pass-through       in interest rates. Weighted average
securities and asset-backed             effective maturity is a measure, as
securities), is compiled by Lehman      estimated by the fund's portfolio
Brothers, a global investment bank.     managers, of the length of time the
                                        average security in a bond fund
o The unmanaged Lipper General          will mature or be redeemed by its
Municipal Debt Fund Index               issuer. Both measures take into
represents an average of the            account mortgage prepayments, puts,
performance of the 30 largest           adjustable coupons and potential
municipal bond funds tracked by         call dates.
Lipper, Inc., an independent mutual
fund performance monitor.               o Bloomberg, Inc. is an independent
                                        financial research and reporting
o The unmanaged Standard & Poor's       firm.
Composite Index of 500 Stocks (the
S&P 500--Registered Trademark--         o The Bond Market
Index) is an index of common stocks     Association--Registered
frequently used as a general            Trademark-- is the
measure of U.S. stock market            trade association representing the
performance.                            largest securities markets in the
                                        world, the estimated $44 trillion
o The fund is not managed to track      debt market.
the performance of any particular
index, including the indexes            o The Conference Board is a
defined here, and consequently, the     not-for-profit organization that
performance of the fund may deviate     conducts research and publishes
significantly from the performance      information and analysis to help
of the indexes.                         businesses strengthen their
                                        performance.
o A direct investment cannot be
made in an index. Unless otherwise
indicated, index results include
reinvested dividends, and they do
not reflect sales charges.
Performance of an index of funds
reflects fund expenses; performance
of a market index does not.


================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.
================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================


AIMinvestments.com

TO OUR SHAREHOLDERS


                           DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                           FUNDS--Registered Trademark--:

[PHOTO OF                  After a brisk run-up in 2003, markets seemed to pause
ROBERT H.                  in 2004 in what appeared to be a holding pattern.
GRAHAM]                    During the 12-month period covered by this report,
                           market sentiment shifted from enthusiasm over an
ROBERT H. GRAHAM           economic recovery to caution. Rising interest rates,
                           inflation--especially in surging oil prices--the war on terrorism and the upcoming presidential election created uncertainty in the markets, resulting in relatively flat returns year to date in 2004 and a downturn in July.

                              This pattern was especially evident in the equity
                           markets. The S&P 500 Index gained 13.16% over the 12 months ending July 31, 2004, but much of the upswing occurred in the latter part of 2003. Year-to-date as of July 31, 2004, the S&P 500 Index returned 0.02%. Performance declined in July, with the index returning -3.31% for the month.

   The fiscal year proved especially challenging for the fixed-income market, especially near the end of the reporting period. Stronger-than-expected employment growth, an increase in inflation and the anticipation of a rate hike by the Federal Reserve caused a sell-off in the bond market during the second quarter of 2004. The Lehman U.S. Aggregate Bond Index returned 4.84% for the fiscal year covered by this report, but only 1.14% year-to-date as of July 31, 2004. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

   In a period of uncertainty like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.34% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.24%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

   For information on how your fund performed and was managed during the fiscal year covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   Shareholders were recently sent a prospectus supplement and question and answer document pertaining to settlement agreements among AIM and INVESCO with the Attorneys General of Colorado and New York and the U.S. Securities and Exchange Commission (SEC) to resolve market-timing investigations. We will continue to post updates on our Web site, AIMinvestments.com, as information becomes available.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM
Investments--Servicemark--. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
---------------------------

Robert H. Graham
Chairman and President
September 15, 2004


* Average annual total returns, July 31, 1979, to July 31, 2004.
Source: Lipper, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


FUND SHORTENED WEIGHTED AVERAGE                                                  flows led rating agencies to
MATURITY AND DURATION                                                            express guarded optimism about the
                                                                                 credit quality of state-issued
For the fiscal year ended July 31,      MARKET CONDITIONS                        securities. Rising household
2004, AIM Municipal Bond Fund Class                                              incomes, restrained spending, use
A shares returned 5.19% at net          The economic expansion that began        of reserve funds, and, in some
asset value. (Had the effects of        in 2003 took hold in the first half      cases, tax increases boosted state
sales charges been included, the        of 2004, triggering a rise in            and local revenues--even as state
return would have been lower.) The      inflation and the expectation of         and local governments' medical
fund's peer group index, the Lipper     higher interest rates. Inflation         costs and homeland security
General Municipal Debt Fund Index,      averaged just 1% in calendar year        expenses rose. Most states entered
and style-specific index, the           2003 but rose to an annual rate of       fiscal 2005 (which began in most
Lehman Municipal Bond Index,            2% during the first half of 2004 as      states on July 1, 2004) with
returned a somewhat higher 5.64%        energy prices soared and demand          expectations of revenue growth.
and 5.79% respectively for the same     increased for commodities and
period.                                 industrial materials. Partly in             In the first quarter of 2004,
                                        response to these trends, the U.S.       significant demand for
   The fund underperformed these        Federal Reserve (the Fed) increased      infrastructure spending and
indexes in part because the fund's      the federal funds target rate from       favorable interest rates led to
average credit quality rating was       1.00% to 1.25% at its late June          robust issuance of state and local
higher than those of its                2004 meeting.                            government debt to finance capital
benchmarks. Late in the fiscal                                                   expenditures and to advance refund
year, as the availability of               The Fed reported that "the            higher-cost debt. According to the
higher-quality, longer-term bonds       outlook for the U.S. economy is, on      Bond Market Association, issuance
decreased, many investors were          balance, positive," in its July          volume slowed somewhat during the
forced to buy lower-quality issues      2004 Monetary Policy Report to the       second half of 2003, due largely to
to achieve their desired durations      Congress. Capital spending by            reduced refunding activity as
and yields. This increased demand       business continued its brisk pace,       rising municipal yields reduced the
caused lower-rated bonds to             and inflation seemed likely to           incentive for state and local
generally outperform higher-rated       remain contained, the Fed reported.      governments to refinance their
issues.                                 Gross domestic product, the              debt.
                                        broadest measure of economic
   As of the close of the fiscal        activity, grew at an average annual      YOUR FUND
year, the 30-day distribution rate      rate of 5.8% in the second half of
at maximum offering price and the       2003, and at a more restrained 3.7%      During the second quarter of 2004,
30-day SEC yield at maximum             in the first half of 2004.               new issuance of longer-term
offering price for the fund's Class     Meanwhile, monthly job creation          municipal bonds began to decline.
A shares were 4.28% and 3.50%,          averaged about 60,000 in the fourth      Reduced supply helped increase the
respectively. Returns and yields        quarter of 2003, but rose to about       market value of existing long-term
(and their taxable equivalents) for     200,000 during the first half of         issues, driving down their yields.
the fund's other share classes, and     2004.                                    We took advantage of this
returns for the fund's benchmark                                                 opportunity to selectively sell
indexes, appear on page 3.                 The credit quality of municipal       lower-coupon, longer-term bonds in
                                        borrowers stabilized after two           the portfolio--mainly bonds that
                                        years of deterioration. Restrained       had originally been issued with
                                        spending and increased revenue           lower coupons--thereby lowering the
                                                                                 fund's weighted average maturity
                                                                                 (WAM)


=========================================================================================================================

PORTFOLIO COMPOSITION BY QUALITY        TOP 5 HOLDINGS
RATING                                                                                                         % OF TOTAL
                                        ISSUER                                             COUPON   MATURITY   NET ASSETS
By quality rating, based on total
investments.                            1. Louisiana (State of) Local Government
                                           Environmental Facilities & Community
            [PIE CHART]                    Development Authority                            6.55%    9/1/25       2.4%

AAA                        66.4%        2. Petersburg (City of) Pollution Control           5.40     8/1/17       2.0
AA                         13.3%
A                          10.0%        3. Indiana (State of) Health Facilities
BBB                         6.9%           Financing Authority                              1.08     7/1/28       1.3
BB                          0.2%
B                           1.4%        4. Boston (City of) Water & Sewer Commission        5.25    11/1/19       1.1
Not rated                   1.8%
                                        5. New York (State of) & New Jersey (State of)
                                           Port Authority                                   6.13     6/1/94       1.1

Sources for Credit Quality              The fund's holdings are subject to change, and there is no assurance that the
Ratings: Moody's,                       fund will continue to hold any particular security.
Standard & Poor's and Fitch

=========================================================================================================================

=======================================================================================================================

and shortening its duration.            from their consistent income even                       RICHARD A. BERRY
                                        during an economic slowdown.                            Mr. Berry, Chartered
   Over the course of the fiscal                                                   [BERRY       Financial Analyst, is
year, the fund's WAM declined              As always, we continued to               PHOTO]      co-manager of AIM
slightly from 18.5 years to 17.8        manage the fund for net asset value                     Municipal Bond Fund.
years. During the same period, we       stability, relatively high yield,                       He joined AIM in 1987
decreased the fund's duration from      and tax efficiency. To pursue           and has been in the financial
7.1 years to 5.8 years.                 safety and net asset stability, we      industry since 1968. Mr. Berry has
                                        continued to favor higher credit        been president and director of the
   Duration measures a bond fund's      quality issues. At the close of the     Dallas Association of Investment
sensitivity to interest rate            fiscal year, approximately              Analysts and chairman of the board of
changes. Since bond yields and          two-thirds of the fund's total bond     regents of the Financial Analysts
prices move inversely, rising           holdings were rated AAA and the         Seminar. He received both a B.B.A.
interest rates lower the value of       fund's overall average quality          and an M.B.A. from Texas Christian
the bonds in a fund's portfolio.        rating was AA. (A chart                 University.
The longer a fund's duration, the       illustrating the quality of the
more its net asset value drops when     fund's portfolio appears on page                        STEPHEN D. TURMAN
interest rates rise. We believed        2.)                                                     Mr. Turman, Chartered
that a shorter duration may better                                                 [TURMAN      Financial Analyst, is
protect net asset value, relative          For the fiscal year, hospital,           PHOTO]      co-manager of AIM
to longer duration funds. Given the     industrial development and school                       Municipal Bond Fund.
Fed's stated intention of raising       district bonds were among the                           He has been in the
short-term interest rates going         standout performers for the fund.       Investment industry since 1983 and
forward, we considered shortening       Port and harbor, airport and            joined AIM in 1985. Mr. Turman
the fund's duration to be prudent.      tobacco bonds (which are backed by      received a B.B.A. in finance from The
Of course, while we endeavor to         revenue from the 1998 tobacco           University of Texas at Arlington.
protect principal by maintaining a      industry settlement) were among the
stable net asset value, the fund's      weaker performing sectors.              Assisted by the Municipal Bond Team
net asset value will fluctuate.
                                        IN CLOSING
   We continued to favor revenue
bonds--especially those that fund       We were pleased to have provided
essential, rather than                  positive total return, delivered
discretionary, projects--over           current income exempt from federal
general obligation bonds. Revenue       taxation, and protected
bonds are issued to finance             shareholders' principal during the
public-works projects and are           fiscal year ended July 31, 2004 by
supported directly by the revenue       investing primarily in a
of those projects. General              diversified portfolio of municipal
are backed by the ability of            bonds, the bulk of which were rated
issuers to collect taxes sufficient     investment-grade. As always, we
to service their outstanding debt.      appreciate your continued
We often find revenue bonds more        participation in AIM Municipal Bond
attractive, since the demand for        Fund.
many public works projects (water
and sewer improvements, for                See important fund and index                 [RIGHT ARROW GRAPHIC]
instance) remains steady regardless       disclosures inside front cover.
of economic conditions. As a                                                    FOR A PRESENTATION OF YOUR FUND'S
result, shareholders may benefit                                                LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                TURN TO PAGE 5.

=======================================================================================================================




==============================================================================================================================
FUND VS. INDEXES                              CURRENT YIELDS

TOTAL RETURNS, 7/31/03-7/31/04,                                                         TAXABLE
EXCLUDING APPLICABLE SALES CHARGES. IF                                                 EQUIVALENT                    TAXABLE
SALES CHARGES WERE INCLUDED, RETURNS                                       30-DAY        30-DAY                     EQUIVALENT
WOULD BE LOWER.                               FUND                      DISTRIBUTION  DISTRIBUTION    30-DAY SEC    30-DAY SEC
                                              CLASS                         RATE          RATE          YIELD         YIELD
Class A Shares                   5.19%
                                              Class A Shares                4.28%         6.58%         3.50%         5.38%
Class B Shares                   4.28
                                              Class B Shares                3.74          5.75          2.92          4.49
Class C Shares                   4.29
                                              Class C Shares                3.75          5.77          2.92          4.49
Investor Class Shares*           5.37
                                              Investor Class Shares         4.64          7.14          3.81          5.86
Lehman Municipal Bond Index
(Broad Market Index/                          The 30-day yield is calculated using a formula defined by the Securities and
Style-specific Index)            5.79         Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in
Lipper General Municipal                      the portfolio, net of all expenses, calculated at maximum offering price, and
Debt Fund Index (Peer                         annualized. The taxable-equivalent 30-day yield is calculated in the same manner
Group Index)                     5.64         as the 30-day yield, with an adjustment for a stated, assumed 35.0% tax rate, the highest marginal federal income tax rate in effect on 7/31/04.
Source: Lipper, Inc.
=====================================         The fund's 30-day distribution rate reflects its most recent monthly
TOTAL NET ASSETS       $541.3 MILLION         dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The taxable-equivalent 30-day distribution rate is
TOTAL NUMBER OF HOLDINGS          366         calculated in the same manner as the 30-day distribution rate, with an
=====================================         adjustment for a stated, assumed 35.0% tax rate, the highest marginal federal
*Inception date 9/30/03. Returns prior        income tax rate in effect on 7/31/04.
to 9/30/03 are hypothetical results
based on Class A shares. See
explanation, page 5.
==============================================================================================================================

CALCULATING YOUR ONGOING FUND EXPENSES



EXAMPLE                                 You may use the information in this         to estimate the actual ending
                                        table, together with the amount you         account balance or expenses you
As a shareholder of the Fund, you       invested, to estimate the expenses          paid for the period. You may use
incur two types of costs: (1)           that you paid over the period.              this information to compare the
transaction costs, which may            Simply divide your account value by         ongoing costs of investing in the
include sales charges (loads) on        $1,000 (for example, an $8,600              Fund and other funds. To do so,
purchase payments; contingent           account value divided by $1,000 =           compare this 5% hypothetical exam-
deferred sales charges on               8.6), then multiply the result by           ple with the 5% hypothetical
redemptions; and redemption fees,       the number in the table under the           examples that appear in the
if any; and (2) ongoing costs,          heading entitled "Actual Expenses           shareholder reports of the other
including management fees;              Paid During Period" to estimate             funds.
distribution and/or service fees        the expenses you paid on your
(12b-1); and other Fund expenses.       account during this period.                    Please note that the expenses
This Example is intended to help                                                    shown in the table are meant to
you understand your ongoing costs       HYPOTHETICAL EXAMPLE FOR                    highlight your ongoing costs only
(in dollars) of investing in the        COMPARISON PURPOSES                         and do not reflect any
Fund and to compare these costs                                                     transactional costs, such as sales
with ongoing costs of investing in      The table below also provides               charges (loads) on purchase
other mutual funds. The Example is      information about hypothetical              payments, contingent deferred sales
based on an investment of $1,000        account values and hypothetical             charges on redemptions, and
invested at the beginning of the        expenses based on the Fund's actual         redemption fees, if any. Therefore,
period and held for the entire          expense ratio and an assumed rate           the hypothetical information is
period February 1, 2004 - July 31,      of return of 5% per year before             useful in comparing ongoing costs
2004.                                   expenses, which is not the Fund's           only, and will not help you
                                        actual return. The hypothetical             determine the relative total costs
                                        account values and expenses may not         of owning different funds. In
ACTUAL EXPENSES                         be used                                     addition, if these transactional
                                                                                    costs were included, your costs
The table below provides                                                            would have been higher.
information about actual account
values and actual expenses.






===============================================================================================================
                                                  ACTUAL                             HYPOTHETICAL
                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT    ENDING ACCOUNT         EXPENSES        ENDING ACCOUNT          EXPENSES
                    VALUE               VALUE             PAID DURING          VALUE             PAID DURING
                   (2/1/04)           (7/31/04)(1)        PERIOD(2)(3)     (7/31/04)             PERIOD(2)(4)

Class A           $1,000.00            $996.40              $4.22            $1,020.64              $4.27

Class B            1,000.00             991.50               7.92             1,016.91               8.02

Class C            1,000.00             991.50               7.92             1,016.91               8.02

Investor           1,000.00             998.10               3.13             1,021.73               3.17
===============================================================================================================


(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative returns at net asset value for the period February 1, 2004 to July 31, 2004 were -0.36%, -0.85%, -0.85% and -0.19% for
Class A, Class B, Class C and Investor Class, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (0.85%, 1.60%, 1.60%, and 0.63% for Class A, B, C and Investor class shares, respectively) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The Investor Class annualized expense ratio restated as if the current contractual Rule 12b-1 fee rate had been in effect throughout the entire most recent fiscal half year is 0.71%.

(3) The Investor Class actual expenses restated as if the current contractual Rule 12b-1 fee rate had been in effect throughout the entire most recent fiscal half year is $3.53.

(4) The Investor Class hypothetical expenses restated as if the current contractual Rule 12b-1 fee rate had been in effect throughout the entire most recent fiscal half year is $3.57.




                                            [ARROW
                                            BUTTON
                                            IMAGE]


                                                      For More Information Visit
                                                          AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee              RESULTS OF A $10,000 INVESTMENT
comparable future results.                     7/31/94-7/31/04

   Your fund's total return includes                                           [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and
management fees. Index results include
reinvested dividends, but they do not                                 AIM MUNICIPAL                         LIPPER
reflect sales charges. Performance of                                   BOND FUND    LEHMAN MUNICIPAL  GENERAL MUNICIPAL
an index of funds reflects fund                                      CLASS A SHARES     BOND INDEX      DEBT FUND INDEX
expenses and management fees;
performance of a market index does not.
Performance shown in the chart does not        7/94                      $ 9525          $10000             $10000
reflect deduction of taxes a                   10/94                       9302            9712               9688
shareholder would pay on fund                  1/95                        9541           10025              10014
distributions or sale of fund shares.          4/95                        9830           10447              10408
Performance of the indexes does not            7/95                       10142           10787              10689
reflect the effects of taxes.                  10/95                      10335           11153              11051
                                               1/96                       10615           11534              11456
   In evaluating this chart, please            4/96                       10484           11277              11151
note that the chart uses a logarithmic         7/96                       10636           11499              11359
scale along the vertical axis (the             10/96                      10845           11789              11654
value scale). This means that each             1/97                       11002           11977              11807
scale increment always represents the          4/97                       11053           12025              11865
same percent change in price; in a             7/97                       11475           12678              12543
linear chart each scale increment              10/97                      11582           12790              12640
always represents the same absolute            1/98                       11870           13188              13042
change in price. In this example, the          4/98                       11863           13144              12976
scale increment between $5,000 and             7/98                       12071           13438              13260
$10,000 is the same as that between            10/98                      12326           13815              13577
$10,000 and $20,000. In a linear chart,        1/99                       12527           14064              13795
the latter scale increment would be            4/99                       12519           14057              13761
twice as large. The benefit of using a         7/99                       12344           13825              13471
logarithmic scale is that it better            10/99                      12087           13571              13091
illustrates performance during the             1/00                       12028           13554              12985
fund's early years before reinvested           4/00                       12283           13928              13366
distributions and compounding create           7/00                       12606           14420              13808
the potential for the original                 10/00                      12819           14725              14083
investment to grow to very large               1/01                       13199           15354              14651
numbers. Had the chart used a linear           4/01                       13267           15372              14635
scale along its vertical axis, you             7/01                       13650           15874              15161
would not be able to see as clearly the        10/01                      13846           16273              15467
movements in the value of the fund and         1/02                       13838           16260              15382
the indexes during the fund's early            4/02                       13985           16449              15551
years. We use a logarithmic scale in           7/02                       14311           16939              16000
financial reports of funds that have           10/02                      14442           17227              16151
more than five years of performance            1/03                       14719           17473              16351
history.                                       4/03                       15018           17845              16723
                                               7/03                       14799           17549              16452
                                               10/03                      15227           18108              16998
                                               1/04                       15623           18554              17390
                                               4/04                       15392           18323              17168
                                               7/04                      $15560          $18565             $17380
                                                                                              Source: Lipper, Inc.


AVERAGE ANNUAL TOTAL RETURNS                                        AVERAGE ANNUAL TOTAL RETURNS
As of 7/31/04, the fiscal year end, including applicable sales      Industry regulations also require us to provide average annual
charges                                                             total returns as of 6/30/04, the most recent calendar
                                                                    quarter-end, including applicable sales charges
                                                 AFTER TAXES ON
                                     AFTER        DISTRIBUTIONS                                                      AFTER TAXES ON
                       BEFORE       TAXES ON       AND SALE OF                                           AFTER        DISTRIBUTIONS
                       TAXES      DISTRIBUTIONS    FUND SHARES                             BEFORE       TAXES ON       AND SALE OF
                                                                                           TAXES      DISTRIBUTIONS    FUND SHARES
CLASS A SHARES
10 Years                4.52%           4.50%           4.57%       CLASS A SHARES
 5 Years                3.74            3.74            3.88        10 Years                4.55%           4.53%         4.61%
 1 Year                 0.16            0.16            1.64         5 Years                3.55            3.54          3.72
                                                                     1 Year                -4.49           -4.49         -1.44
CLASS B SHARES
10 Years                4.38%           4.36%           4.38%       CLASS B SHARES
 5 Years                3.62            3.62            3.69        10 Years                4.40%           4.38%         4.41%
 1 Year                -0.72           -0.72            0.87         5 Years                3.42            3.42          3.53
                                                                     1 Year                -5.40           -5.41         -2.23
CLASS C SHARES
Inception (8/4/97)      3.67%           3.66%           3.73%       CLASS C SHARES
 5 Years                3.94            3.94            3.97        Inception (8/4/97)      3.54%           3.53%         3.62%
 1 Year                 3.29            3.29            3.48         5 Years                3.75            3.74          3.80
                                                                     1 Year                -1.58           -1.58          0.27
INVESTOR CLASS SHARES
10 Years                5.05%           5.03%           5.05%       INVESTOR CLASS SHARES
 5 Years                4.79            4.78            4.80        10 Years                5.06%           5.04%         5.07%
 1 Year                 5.37            5.37            5.13         5 Years                4.56            4.55          4.61
                                                                     1 Year                 0.28            0.28          1.75

Investor Class shares' inception date is 9/30/03. Returns since        Class A share performance reflects the maximum 4.75% sales
that date are historical returns. All other returns are blended     charge, and Class B and Class C share performance reflects the
returns of historical Investor Class share performance and          applicable contingent deferred sales charge (CDSC) for the
restated Class A share performance (for periods prior to the        period involved. The CDSC on Class B shares declines from 5%
inception date of Investor Class shares) at net asset value and     beginning at the time of purchase to 0% at the beginning of the
reflect the Rule 12b-1 fees applicable to Class A shares.           seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a
   The performance data quoted represent past performance and       front-end sales charge or a CDSC; therefore, performance is at
cannot guarantee comparable future results; current performance     net asset value. The performance of the fund's share classes
may be lower or higher. Please visit AIMinvestments.com for the     will differ due to different sales charge structures and class
most recent month-end performance. Performance figures reflect      expenses.
reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.
Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-99.66%

ALABAMA-2.00%

Alabama (State of) Public
  School & College
  Authority; Capital
  Improvement Series 1999 C
  RB
  5.75%, 07/01/17              AA     Aa3    $1,400   $  1,559,936
------------------------------------------------------------------
Birmingham (City of) Special
  Care Facilities Financing
  Authority (Children's
  Hospital of Alabama);
  Health Care Facility
  Series 2002 RB
  5.38%, 06/01/23(b)          AAA     Aaa     1,500      1,568,550
------------------------------------------------------------------
Courtland (City of)
  Industrial Development
  Board (Champion
  International Corp.
  Project); Refunding
  Environmental Improvement
  Series 1996 RB
  6.40%, 11/01/26(c)           --    Baa2     2,315      2,438,297
------------------------------------------------------------------
Jefferson (County of);
  Prerefunded Capital
  Improvement Sewer Series
  2001 A RB Wts.
  5.00%, 02/01/11(d)(e)       AAA     Aaa       775        848,168
------------------------------------------------------------------
Jefferson (County of);
  School Limited Tax Series
  2000 GO Wts.
  5.50%, 02/15/20(b)          AAA     Aaa     1,250      1,342,825
------------------------------------------------------------------
Lauderdale (County of) &
  Florence (City of) Health
  Care Authority (Coffee
  Health Group); Series 2000
  A RB
  6.00%, 07/01/29(b)          AAA     Aaa     1,000      1,084,780
------------------------------------------------------------------
University of Alabama;
  Series 2004 A RB
  5.00%, 07/01/29(b)          AAA     Aaa     2,000      1,994,260
==================================================================
                                                        10,836,816
==================================================================

ALASKA-0.39%

Alaska (State of) Housing
  Finance Corp. (State
  Building Lease); Series
  1999 RB
  5.75%, 04/01/17(b)          AAA     Aaa     2,000      2,109,240
==================================================================

AMERICAN SAMOA-0.26%

American Samoa (Territory
  of); Refunding Unlimited
  Tax Series 2000 GO
  6.00%, 09/01/08(b)           A      --      1,280      1,392,896
==================================================================

ARIZONA-1.53%

Arizona (State of) Tourism &
  Sports Authority
  (Multipurpose Stadium
  Facility); Tax Series 2003
  A RB
  5.00%, 07/01/25(b)           --     Aaa     1,000      1,015,040
------------------------------------------------------------------
Phoenix (City of) Civic
  Improvement Corp. (Waste
  Water System); Jr. Lien
  Series 2000 RB
  5.70%, 07/01/08(b)          AAA     Aaa     1,055      1,170,797
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
ARIZONA-(CONTINUED)

Phoenix (City of) Civic
  Improvement Corp. (Waste
  Water System); Jr. Lien
  Series 2000 RB
  5.70%, 07/01/09(b)          AAA     Aaa    $1,275   $  1,430,372
------------------------------------------------------------------
Pima (County of) Industrial
  Development Authority
  (Radisson City Center
  Project); Refunding
  Development Series 2002
  IDR
  6.50%, 12/01/07 (Acquired
  03/28/02; Cost
  $325,000)(f)(g)              --     --        325        321,743
------------------------------------------------------------------
  6.50%, 12/01/08 (Acquired
  03/28/02; Cost
  $345,000)(f)(g)              --     --        345        340,394
------------------------------------------------------------------
  6.70%, 12/01/10 (Acquired
  03/28/02; Cost
  $390,000)(f)(g)              --     --        390        383,070
------------------------------------------------------------------
  6.70%, 12/01/11 (Acquired
  03/28/02; Cost
  $415,000)(f)(g)              --     --        415        406,808
------------------------------------------------------------------
Pima (County of) Unified
  School District (No. 10
  Amphitheater School
  District); School
  Improvement Unlimited Tax
  Series 1992 E GO
  6.50%, 07/01/05              A+     A2      3,100      3,236,369
==================================================================
                                                         8,304,593
==================================================================

ARKANSAS-0.29%

North Little Rock (City of)
  Health Facilities Board
  (Baptist Health); Health
  Care Series 2001 RB
  5.70%, 07/01/22              A+     --        500        515,205
------------------------------------------------------------------
Van Buren (County of);
  Refunding & Construction
  Sales & Use Tax Series
  2000 RB
  5.60%, 12/01/25(b)           --     Aaa     1,000      1,056,520
==================================================================
                                                         1,571,725
==================================================================

CALIFORNIA-2.22%

ABAG Finance Authority for
  Non-Profit Corps. (Lincoln
  Glen Manor for Senior
  Citizens); Series 2000 COP
  (CEP-Cal-Mortgage)
  6.10%, 02/15/25             BBB     --      1,000      1,042,260
------------------------------------------------------------------
ABAG Finance Authority for
  Non-Profit Corps. (Lytton
  Gardens Inc.); Series 1999
  COP (CEP-Cal-Mortgage)
  6.00%, 02/15/19             BBB     --      1,585      1,675,868
------------------------------------------------------------------
ABAG Finance Authority for
  Non-Profit Corps. (Odd
  Fellows Home of
  California); Series 1999
  COP (CEP- Cal-Mortgage)
  6.00%, 08/15/24             BBB     --      1,000      1,043,260
------------------------------------------------------------------
Big Bear Lake (City of);
  Refunding Water Series
  1996 RB
  6.00%, 04/01/22(b)          AAA     Aaa     2,000      2,365,400
------------------------------------------------------------------


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
CALIFORNIA-(CONTINUED)

California (State of)
  Department of Water
  Resources; Power Supply
  Series 2002 A RB
  5.38%, 05/01/22             BBB+    A2     $1,000   $  1,042,030
------------------------------------------------------------------
California (State of)
  Educational Facilities
  Authority (Fresno Pacific
  University); Series 2000 A
  RB
  6.05%, 03/01/11              --    Baa3     1,350      1,478,709
------------------------------------------------------------------
Foothill/Eastern Corridor
  Agency (California Toll
  Road Project); Sr. Lien
  Series 1995 A RB
  6.00%, 01/01/10((d)(e)      AAA     Aaa       400        458,412
------------------------------------------------------------------
Los Angeles (County of);
  Series 2001 RB
  5.15%, 02/12/06
  (Acquired 03/29/01; Cost
  $175,957)(f)(g)(h)           --     --        175        179,900
------------------------------------------------------------------
Oxnard (City of) Financing
  Authority (Redwood Trunk
  Sewer & Headworks);
  Wastewater Series 2004 A
  RB
  5.00%, 06/01/29(b)          AAA     Aaa     1,005      1,003,513
------------------------------------------------------------------
Sacramento (City of)
  Financing Authority
  (Convention Center Hotel);
  Sr. Series 1999 A RB
  6.25%, 01/01/30(f)           --     --        750        752,452
------------------------------------------------------------------
Whittier (City of) Utility
  Authority; Water Series
  2003 A RB
  5.00%, 06/01/33(b)          AAA     Aaa     1,000        996,900
==================================================================
                                                        12,038,704
==================================================================

COLORADO-3.29%

Aurora (City of); Public
  Improvement Series 2000
  COP
  5.50%, 12/01/30(b)          AAA     Aaa     3,330      3,472,224
------------------------------------------------------------------
Colorado (State of) E-470
  Public Highway Authority;
  Sr. Series 2000 A RB
  5.75%, 09/01/35(b)          AAA     Aaa     1,000      1,074,380
------------------------------------------------------------------
Colorado (State of)
  Educational & Cultural
  Facilities Authority
  (Johnson & Wales
  University Project);
  Series 2003 A RB
  (CEP-XL Capital Ltd.)
  5.00%, 04/01/20             AAA     Aaa     1,000      1,037,650
------------------------------------------------------------------
Colorado (State of)
  Educational & Cultural
  Facilities Authority (Peak
  to Peak Charter School);
  Refunding & Improvement
  Series 2004 RB
  (CEP-XL Capital Ltd.)
  5.25%, 08/15/24             AAA     Aaa     1,475      1,536,876
------------------------------------------------------------------
Colorado (State of)
  Educational & Cultural
  Facilities Authority
  (Student
  Housing-University of
  Colorado Foundation
  Project); Series 2002 RB
  5.00%, 07/01/22(b)          AAA     Aaa     1,000      1,030,240
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
COLORADO-(CONTINUED)

Colorado (State of) Health
  Facilities Authority
  (Exempla Inc.); Series
  2002 A RB
  5.50%, 01/01/23              A-     A1     $2,850   $  2,865,077
------------------------------------------------------------------
  5.63%, 01/01/33              A-     A1      2,000      2,016,540
------------------------------------------------------------------
Denver (City of) Health &
  Hospital Authority;
  Refunding Health Care
  Series 2004 A RB
  6.25%, 12/01/33             BBB    Baa3       750        760,163
------------------------------------------------------------------
El Paso (County of) School
  District No. 2 (Harrison);
  Unlimited Tax Series 2001
  GO
  5.25%, 12/01/26(b)           --     Aaa     1,435      1,471,707
------------------------------------------------------------------
Meridian Metropolitan
  District; Refunding &
  Improvement Unlimited Tax
  Series 2001 B GO
  (CEP-Radian Reinsurance
  Inc.)
  5.00%, 12/01/25              AA     --      1,000        998,630
------------------------------------------------------------------
Northwest Parkway Public
  Highway Authority; Sr.
  Series 2001 A RB
  5.25%, 06/15/41(b)          AAA     Aaa     1,000      1,017,660
------------------------------------------------------------------
University of Colorado
  Hospital Authority; Series
  2001 A RB
  5.60%, 11/15/31              --     A3        500        503,515
==================================================================
                                                        17,784,662
==================================================================

CONNECTICUT-3.62%

Brooklyn (City of);
  Unlimited Tax Series 1995
  GO
  5.50%, 05/01/05(d)(e)       AAA     Aaa       250        262,440
------------------------------------------------------------------
  5.70%, 05/01/05(d)(e)       AAA     Aaa       250        262,808
------------------------------------------------------------------
Connecticut (State of)
  (Bradley International
  Airport); Special
  Obligation Parking Series
  2000 A RB
  6.60%, 07/01/24(b)(c)        A      --      1,250      1,305,713
------------------------------------------------------------------
Connecticut (State of)
  (Transportation
  Infrastructure); Special
  Obligation Tax Series 1991
  B RB
  6.50%, 10/01/10             AA-     A1        530        623,789
------------------------------------------------------------------
Connecticut (State of)
  (Transportation
  Infrastructure); Special
  Obligation Tax Series 1991
  B RB
  6.50%, 10/01/12             AA-     A1      1,500      1,792,185
------------------------------------------------------------------
Connecticut (State of) Area
  Cooperative Educational
  Services (Staff
  Development/Administration
  Facilities); Unlimited Tax
  Series 1999 GO
  5.63%, 07/15/19(b)           A      --      1,060      1,082,631
------------------------------------------------------------------
Connecticut (State of)
  Health & Educational
  Facilities Authority
  (Bridgeport Hospital);
  Series 1992 A RB
  6.63%, 07/01/18(b)          AAA     Aaa       500        501,460
------------------------------------------------------------------


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
CONNECTICUT-(CONTINUED)

Connecticut (State of)
  Health & Educational
  Facilities Authority
  (Danbury Hospital);
  Series 1999 G RB
  5.63%, 07/01/25(b)          AAA     Aaa    $  250   $    263,470
------------------------------------------------------------------
Connecticut (State of)
  Health & Educational
  Facilities Authority;
  Unrefunded Series 1991 E
  RB
  6.50%, 07/01/14(b)          AAA     Aaa       110        110,315
------------------------------------------------------------------
Connecticut (State of)
  Health & Educational
  Facilities Authority
  (Loomis Chaffee School);
  Series 2001 D RB
  5.25%, 07/01/31              --     A2      1,000      1,027,290
------------------------------------------------------------------
Connecticut (State of)
  Health & Educational
  Facilities Authority
  (Stamford Hospital);
  Series 1996 F RB
  5.40%, 07/01/09(b)          AAA     Aaa     1,000      1,071,400
------------------------------------------------------------------
Connecticut (State of)
  Health & Educational
  Facilities Authority
  (William W. Backus
  Hospital); Series 1997 D
  RB
  5.75%, 07/01/27(b)          AAA     --      1,000      1,045,630
------------------------------------------------------------------
Connecticut (State of)
  Housing Finance Authority
  (Group Home Mortgage);
  Special Obligation Series
  2000
  GH-5 RB
  5.85%, 06/15/30(b)          AAA     Aaa       500        526,210
------------------------------------------------------------------
Connecticut (State of)
  Housing Finance Authority
  (Housing Mortgage Finance
  Program); Series 1996 C-1
  RB
  6.30%, 11/15/17             AAA     Aaa     1,270      1,325,588
------------------------------------------------------------------
  Series 1996 C-2 RB
  6.25%, 11/15/18             AAA     Aaa       750        782,460
------------------------------------------------------------------
  Series 1996 G RB
  6.00%, 11/15/27(c)          AAA     Aaa     1,000      1,033,350
------------------------------------------------------------------
  Series 1998 C RB
  5.50%, 11/15/35(c)          AAA     Aaa     1,775      1,812,062
------------------------------------------------------------------
  Series 1998 D-2 RB
  5.45%, 11/15/24(c)          AAA     Aaa         5          5,076
------------------------------------------------------------------
  Series 2001 A-1 RB
  5.25%, 11/15/28             AAA     Aaa       550        555,165
------------------------------------------------------------------
  Sub-Series 1998 E-1 RB
  5.13%, 05/15/21             AAA     Aaa       445        448,751
------------------------------------------------------------------
Manchester (City of) Eighth
  Utilities District;
  Unlimited Tax Series 1991
  GO
  6.75%, 08/15/06              --     Aa3       180        196,439
------------------------------------------------------------------
Mansfield (City of);
  Unlimited Tax Series 1990
  GO
  6.00%, 06/15/07              --     Aa3       100        109,874
------------------------------------------------------------------
  6.00%, 06/15/08              --     Aa3       100        111,755
------------------------------------------------------------------
  6.00%, 06/15/09              --     Aa3       100        113,334
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------

CONNECTICUT-(CONTINUED)

New Britain (City of);
  Unlimited Tax Series 1992
  GO
  6.00%, 02/01/11(b)          AAA     Aaa    $  400   $    460,124
------------------------------------------------------------------
North Canaan (City of);
  Unlimited Tax Series 1991
  GO
  6.50%, 01/15/08              --     A3        125        140,445
------------------------------------------------------------------
  6.50%, 01/15/09              --     A3        125        142,526
------------------------------------------------------------------
  6.50%, 01/15/10              --     A3        125        144,589
------------------------------------------------------------------
  6.50%, 01/15/11              --     A3        125        147,897
------------------------------------------------------------------
Somers (City of); Unlimited
  Tax Series 1990 GO
  6.00%, 12/01/10              --     A1        190        218,357
------------------------------------------------------------------
University of Connecticut;
  Student Fee Series 2000 A
  RB
  6.00%, 11/15/10(d)(e)       NRR     NRR     1,325      1,537,146
------------------------------------------------------------------
Westbrook (City of);
  Unlimited Tax Series 1992
  GO
  6.40%, 03/15/10(b)          AAA     Aaa       380        441,803
==================================================================
                                                        19,602,082
==================================================================

DELAWARE-0.05%

Delaware (State of) Economic
  Development Authority
  (Osteopathic Hospital
  Association); Series 1993
  A RB
  6.75%, 01/01/13(d)          NRR     Aaa       250        297,315
==================================================================

DISTRICT OF COLUMBIA-0.43%

District of Columbia (George
  Washington University);
  Series 2001 A RB
  5.13%, 09/15/31(b)          AAA     Aaa     1,000      1,002,600
------------------------------------------------------------------
District of Columbia
  (Gonzaga College High
  School); Series 1999 RB
  5.38%, 07/01/19(b)          AAA     Aaa     1,055      1,115,620
------------------------------------------------------------------
District of Columbia
  (Mandarin Oriental Hotel
  Project); Tax Increment
  Series 2002 TAN
  5.25%, 07/01/22(b)          AAA     Aaa       200        209,068
==================================================================
                                                         2,327,288
==================================================================

FLORIDA-1.66%

Crossings at Fleming Island
  Community Development
  District; Refunding
  Special Assessment Series
  2000 B RB
  5.80%, 05/01/16(b)          AAA     Aaa     1,000      1,121,840
------------------------------------------------------------------
Escambia (County of)
  (Champion International
  Corp. Project); Series
  1994 PCR
  6.90%, 08/01/22(c)          BBB    Baa2     1,125      1,152,787
------------------------------------------------------------------
Jacksonville (City of)
  Electric Authority; Water
  & Sewer Series 2000 A RB
  5.30%, 10/01/05(d)(e)       NRR     NRR     1,000      1,044,400
------------------------------------------------------------------


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
FLORIDA-(CONTINUED)

Jacksonville (City of)
  Health Facilities
  Authority (Ascension
  Health Credit Group);
  Series 2002 A RB
  5.25%, 11/15/32              AA     Aa2    $1,500   $  1,502,055
------------------------------------------------------------------
Miami-Dade (County of)
  (Miami International
  Airport); Aviation Series
  2000 B RB
  5.75%, 10/01/29(b)          AAA     Aaa     2,000      2,144,900
------------------------------------------------------------------
Orlando (City of) Utilities
  Commission; Refunding
  Water & Electric Series
  2002 C RB
  5.00%, 10/01/27              AA     Aa1     1,000      1,002,590
------------------------------------------------------------------
Sunrise (City of) Utility
  System; Refunding Series
  1998 RB
  5.00%, 10/01/28(b)          AAA     Aaa     1,000      1,001,950
==================================================================
                                                         8,970,522
==================================================================

GEORGIA-0.39%

Gwinnett (County of) Water &
  Sewer Authority; Series
  2002 RB
  5.25%, 08/01/24             AAA     Aaa     2,000      2,084,760
==================================================================

ILLINOIS-6.87%

Bellwood (City of);
  Unlimited Tax Series 2002
  GO
  5.25%, 12/01/25(b)           --     Aaa     1,000      1,028,440
------------------------------------------------------------------
Chicago (City of) (Cottage
  View Terrace Apartments);
  FHA/GNMA Collateralized
  Multi-Family Housing
  Series 2000 A RB
  (CEP-GNMA)
  6.13%, 02/20/42(c)          AAA     --      1,565      1,627,162
------------------------------------------------------------------
Chicago (City of); Project &
  Refunding Unlimited Tax
  Series 2000 C GO
  5.50%, 01/01/40(b)          AAA     Aaa     2,750      2,853,730
------------------------------------------------------------------
Chicago (City of); Project &
  Refunding Unlimited Tax
  Series 2001 A GO
  5.25%, 01/01/33(b)          AAA     Aaa     3,940      4,000,164
------------------------------------------------------------------
Chicago (City of); Special
  Transportation Series 2001
  RB
  5.25%, 01/01/31(b)          AAA     Aaa     1,000      1,015,890
------------------------------------------------------------------
Cook (County of); Capital
  Improvement Unlimited Tax
  Series 2004 B GO
  5.00%, 11/15/29(b)          AAA     Aaa     1,000        995,660
------------------------------------------------------------------
Freeport (City of); Sewer
  System Improvements;
  Unlimited Tax Sewer Series
  2000 GO
  6.00%, 12/01/29(b)          AAA     Aaa     1,000      1,095,030
------------------------------------------------------------------
Illinois (State of)
  Department of Central
  Management Services;
  Series 1999 COP
  5.85%, 07/01/19(b)          AAA     Aaa     1,750      1,936,445
------------------------------------------------------------------
Illinois (State of)
  Development Finance
  Authority (Adventist
  Health Systems Project);
  Series 1997 A RB
  6.00%, 11/15/11(b)          AAA     Aaa     2,500      2,851,375
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
ILLINOIS-(CONTINUED)

Illinois (State of)
  Development Finance
  Authority (Catholic
  Charities Housing
  Development); Series 1995
  RB
  6.35%, 01/01/25(f)           --     --     $1,500   $  1,477,995
------------------------------------------------------------------
Illinois (State of)
  Development Finance
  Authority (City of East
  St. Louis Project);
  Refunding Series 2003 RB
  (CEP-XL Capital Ltd.)
  5.00%, 11/15/13             AAA     Aaa     1,050      1,137,454
------------------------------------------------------------------
Illinois (State of)
  Educational Facilities
  Authority (Northwestern
  University); Adjustable
  Rate Medium Term Series
  1997 RB
  5.25%, 11/01/14(e)          AA+     Aa1     1,000      1,098,840
------------------------------------------------------------------
Illinois (State of)
  Educational Facilities
  Authority (Robert Morris
  College); Series 2000 RB
  5.75%, 06/01/20(b)           --     Aaa     1,305      1,418,130
------------------------------------------------------------------
  5.80%, 06/01/30(b)           --     Aaa     1,000      1,058,330
------------------------------------------------------------------
Illinois (State of) Health
  Facilities Authority
  (Blessing Hospital);
  Series 1999 A RB
  6.00%, 11/15/19(b)          AAA     Aaa     1,000      1,119,010
------------------------------------------------------------------
Illinois (State of) Health
  Facilities Authority
  (Evangelical Hospital
  Corp.); Refunding Series
  1992 A RB
  6.25%, 04/15/22(d)          NRR     Aaa     1,000      1,160,550
------------------------------------------------------------------
  Series 1992 C RB
  6.25%, 04/15/22(d)          NRR     NRR     1,150      1,334,632
------------------------------------------------------------------
Illinois (State of)
  Unemployment Insurance
  Fund; Federal Building
  Receipts Series 2004 A RB
  5.00%, 12/15/06(b)          AAA     Aaa     5,000      5,307,550
------------------------------------------------------------------
Metropolitan Pier &
  Exposition Authority
  (McCormick Place
  Expansion); Dedicated
  State Tax Series 2002 A RB
  6.42%, 06/15/30(b)          AAA     Aaa     1,000        236,080
------------------------------------------------------------------
  5.25%, 06/15/42(b)          AAA     Aaa     1,000      1,010,520
------------------------------------------------------------------
Rockford (City of) School
  District No. 205;
  Unlimited Tax Series 2001
  GO
  5.00%, 02/01/17(b)           --     Aaa       500        544,155
------------------------------------------------------------------
Tazewell (County of)
  Community High School
  District No. 303 (Pekin);
  Unlimited Tax Series 1996
  GO
  5.63%, 01/01/14(b)          AAA     Aaa     1,435      1,531,504
------------------------------------------------------------------
Will (County of) School
  District No. 122 (New
  Lenox); Unlimited Tax
  Series 2000 A GO
  6.50%, 11/01/14(b)           --     Aaa     1,165      1,370,786
==================================================================
                                                        37,209,432
==================================================================


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------

INDIANA-6.06%

DeKalb (County of)
  Redevelopment Authority
  (Mini-Mill Local Public
  Improvement Project);
  Series 1995 A RB
  6.50%, 01/15/14              A-     --     $  900   $    930,555
------------------------------------------------------------------
East Allen (County of)
  Multi-School Building
  Corp.; First Mortgage
  Series 2000 RB
  5.75%, 01/15/10(d)(e)       AAA     Aaa       735        829,955
------------------------------------------------------------------
Hancock (County of) Mount
  Vernon Multi-School
  Building Corp; First
  Mortgage Series 2001 RB
  (CEP-State Aid
  Withholding)
  5.45%, 07/15/22             AA-     --      1,000      1,055,500
------------------------------------------------------------------
Indiana (State of) Bond
  Bank; Special Program
  Series 2000 A RB
  5.90%, 02/01/14(b)          AAA     Aaa     1,000      1,126,160
------------------------------------------------------------------
Indiana (State of) Health
  Facilities Financing
  Authority (Community
  Hospitals Project); VRD
  Series 2000 A RB
  (LOC-Bank of America N.A.)
  1.08%, 07/01/28(j)          A-1+    --      6,857      6,857,000
------------------------------------------------------------------
Indiana (State of) Housing
  Finance Authority; Single
  Family Mortgage Series
  1995 B-1 RB
  6.15%, 07/01/17              --     Aaa        50         51,196
------------------------------------------------------------------
Indiana (State of)
  Transportation Finance
  Authority; Highway Series
  2000 RB
  5.38%, 12/01/25(d)(e)       NRR     NRR     2,000      2,079,640
------------------------------------------------------------------
Indiana (State of)
  Transportation Finance
  Authority; Unrefunded
  Airport Facilities Lease
  Series 1992 A RB
  6.25%, 11/01/16             AA-     A1        105        106,291
------------------------------------------------------------------
Indianapolis (City of) Local
  Public Improvement Bond
  Bank (Waterworks Project);
  Series 2002 A RB
  5.25%, 07/01/33(b)          AAA     Aaa     1,000      1,017,420
------------------------------------------------------------------
Lafayette (City of); Sewer
  Series 2002 RB
  5.15%, 07/01/24(b)          AAA     Aaa     1,000      1,030,480
------------------------------------------------------------------
Northern Wells (City of)
  Community School Building
  Corp.; First Mortgage
  Series 2002 RB
  5.40%, 07/15/23(b)          AAA     Aaa       500        525,680
------------------------------------------------------------------
Petersburg (City of)
  (Indiana Power & Lighting
  Co.); Refunding Series
  1991 PCR
  5.75%, 08/01/21             BBB-   Baa2     4,000      4,078,360
------------------------------------------------------------------
Petersburg (City of)
  Pollution Control (Indiana
  Power & Lighting Co.);
  Refunding Series 1993 B
  PCR
  5.40%, 08/01/17(b)          AAA     Aaa     9,850     11,003,238
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
INDIANA-(CONTINUED)

St. Joseph (County of)
  Hospital Authority
  (Memorial Health System);
  Health System Series 2000
  RB
  5.63%, 08/15/33(b)          AAA     Aaa    $1,000   $  1,045,200
------------------------------------------------------------------
Wa-Nee Middle School
  Building Corp.; First
  Mortage Unlimited Tax
  Series 2001 GO
  5.50%, 01/15/20(b)          AAA     Aaa     1,000      1,080,730
==================================================================
                                                        32,817,405
==================================================================

KANSAS-0.44%

Newton (City of) (Newton
  Healthcare Corp.);
  Hospital Series 1994 A RB
  7.38%, 11/15/04(d)(e)       NRR     NRR       250        259,162
------------------------------------------------------------------
Overland Park (City of)
  Development Corp. first
  tier (Overland Park
  Project); Series 2001 A RB
  7.38%, 01/01/32(f)           --     --      2,135      2,142,045
==================================================================
                                                         2,401,207
==================================================================

KENTUCKY-0.67%

Jefferson (County of)
  (Beverly Enterprises
  Project); Refunding Health
  Facilities Series 1999 RB
  5.88%, 05/01/08(f)           --     --        595        595,887
------------------------------------------------------------------
Mount Sterling (City of)
  (Kentucky League Cities);
  Lease Funding Series 1993
  A RB
  6.15%, 03/01/13              --     Aa3     3,000      3,041,190
==================================================================
                                                         3,637,077
==================================================================

LOUISIANA-6.42%

Lafayette (City of); Public
  Improvement Sales Tax
  Series 2000 A RB
  5.50%, 03/01/23(b)          AAA     Aaa     2,360      2,512,385
------------------------------------------------------------------
Lafayette (City of);
  Utilities Series 2004 RB
  5.00%, 11/01/28(b)          AAA     Aaa     1,000        997,140
------------------------------------------------------------------
Louisiana (State of) Local
  Government Environmental
  Facilities & Community
  Development Authority
  (Parking Facilities Corp.
  Garage Project); Series
  2001 A RB
  5.20%, 10/01/20(b)          AAA     Aaa     1,760      1,844,445
------------------------------------------------------------------
Louisiana (State of) Local
  Government Environmental
  Facilities & Community
  Development Authority;
  Capital Projects &
  Equipment Acquisitions
  Series 2000 A RB
  6.30%, 07/01/30(b)          AAA     Aaa     4,000      4,597,080
------------------------------------------------------------------
  6.55%, 09/01/25(b)           A      --     12,040     13,083,266
------------------------------------------------------------------
Louisiana (State of) Public
  Facilities Authority
  (Ochsner Clinic Foundation
  Project); Series 2002 B RB
  5.50%, 05/15/32              --     A3      1,600      1,608,704
------------------------------------------------------------------


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
LOUISIANA-(CONTINUED)

Louisiana (State of) Public
  Facilities Authority
  (Tulane University);
  Series 1996 RB
  6.00%, 10/01/06(d)(e)       AAA     Aaa    $2,500   $  2,760,275
------------------------------------------------------------------
  Series 2002 A RB
  5.13%, 07/01/27(b)          AAA     Aaa     2,100      2,123,709
------------------------------------------------------------------
Ouachita (Parish of)
  Hospital Service District
  No. 1 (Glenwood Regional
  Medical Center); Refunding
  Hospital Series 1996 RB
  5.70%, 05/15/16(b)          AAA     Aaa     1,000      1,097,170
------------------------------------------------------------------
St. John Baptist (Parish of)
  Sales Tax District; Series
  1987 RB
  7.60%, 01/01/08(d)          NRR     NRR       500        578,170
------------------------------------------------------------------
  7.60%, 01/01/09(d)          NRR     NRR       500        593,035
------------------------------------------------------------------
Tangipahoa (Parish of)
  Hospital Service District
  No. 1 (North Oaks Medical
  Center Project); Refunding
  Hospital Series 2003 A RB
  5.00%, 02/01/25              A      --      1,000        959,150
------------------------------------------------------------------
Tangipahoa (Parish of)
  Hospital Service District
  No. 1 (North Oaks Medical
  Center Project); Refunding
  Hospital Series 2003 A RB
  5.00%, 02/01/30              A      --      1,000        959,660
------------------------------------------------------------------
West Feliciana (Parish of)
  (Gulf States Utilities
  Co.); Series 1992 A PCR
  7.50%, 05/01/15             BB+     --      1,000      1,021,020
==================================================================
                                                        34,735,209
==================================================================

MAINE-0.25%

Maine (State of) Housing
  Authority; Mortgage Series
  1999 E-1 RB
  5.85%, 11/15/20             AA+     Aa1     1,305      1,350,310
==================================================================

MARYLAND-0.19%

Maryland (State of) Health &
  Higher Educational
  Facilities Authority
  (University of Maryland
  Medical System); Series
  2001 RB
  5.25%, 07/01/28              A      A3      1,000      1,002,250
==================================================================

MASSACHUSETTS-2.71%

Boston (City of) Water &
  Sewer Commission; Sr.
  Series 1993 A RB
  5.25%, 11/01/19(b)          AAA     Aaa     5,385      5,920,538
------------------------------------------------------------------
Massachusetts (State of)
  Development Finance Agency
  (Boston University);
  Series 1999 P RB
  6.00%, 05/15/59             BBB+    A3      4,500      4,862,115
------------------------------------------------------------------
Massachusetts State of)
  Development Finance Agency
  (College Issue); Series
  2003 B RB
  (CEP-XL Capital Ltd.)
  5.25%, 07/01/33             AAA     Aaa     1,000      1,024,250
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
MASSACHUSETTS-(CONTINUED)

Massachusetts (State of)
  Housing Finance Agency;
  Single Family Housing
  Series 1994 RB
  6.60%, 12/01/26(c)           AA     Aa3    $  490   $    500,814
------------------------------------------------------------------
Massachusetts (State of) Bay
  Transportation Authority;
  Sr. Sales Tax Series 2002
  A RB
  5.00%, 07/01/32             AAA     Aa2     1,500      1,491,000
------------------------------------------------------------------
Massachusetts (State of);
  Consumer Lien Limited Tax
  Series 2000 A GO
  5.75%, 02/01/09             AA-     Aa2       785        871,248
==================================================================
                                                        14,669,965
==================================================================

MICHIGAN-5.86%

Allegan (City of) Public
  School District; Unlimited
  Tax Series 2000 GO
  5.75%, 05/01/30(b)          AAA     Aaa       500        534,930
------------------------------------------------------------------
Almont (City of) Community
  Schools; Refunding School
  Building & Site Unlimited
  Tax Series 2002 GO
  5.00%, 05/01/27             AA+     Aa1     1,000      1,005,290
------------------------------------------------------------------
Bullock Creek School
  District; Unlimited Tax
  Series 2000 GO
  5.50%, 05/01/10(d)(e)       NRR     NRR     1,000      1,119,710
------------------------------------------------------------------
Caledonia (City of)
  Community Schools;
  Unlimited Tax Series 2000
  GO
  5.50%, 05/01/23(b)          AAA     Aaa     1,000      1,065,640
------------------------------------------------------------------
Chippewa Valley Schools;
  Refunding Unlimited Tax
  Series 2002 GO
  5.13%, 05/01/27             AA+     Aa1     1,000      1,011,700
------------------------------------------------------------------
Detroit (City of) Water
  Supply System; Prerefunded
  Sr. Lien Series 2001 A RB
  5.25%, 07/01/11(d)(e)       AAA     Aaa     1,655      1,847,443
------------------------------------------------------------------
  Sr. Lien Series 2001 A RB
  5.00%, 07/01/30(b)          AAA     Aaa     5,000      4,963,850
------------------------------------------------------------------
  Unrefunded Sr. Lien Series
  2001 A RB
  5.25%, 07/01/33(b)          AAA     Aaa     1,845      1,874,815
------------------------------------------------------------------
Jackson (City of) Brownfield
  Redevelopment Authority;
  Tax Increment Series 2002
  TAN
  5.13%, 06/01/24(b)          AAA     Aaa     1,000      1,026,170
------------------------------------------------------------------
Lake Orion (City of)
  Community School District;
  Unlimited Tax Series 2000
  A GO
  6.00%, 05/01/10(d)(e)       AAA     Aaa       500        574,285
------------------------------------------------------------------
  Refunding Unlimited Tax
  Series 1994 GO
  7.00%, 05/01/05(d)(e)       AAA     Aaa     2,500      2,627,225
------------------------------------------------------------------
Lincoln Park (City of)
  School District; Unlimited
  Tax Series 1996 GO
  6.00%, 05/01/06(d)(e)       AAA     Aaa     1,210      1,307,574
------------------------------------------------------------------


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
MICHIGAN-(CONTINUED)

Michigan (State of) Hospital
  Finance Authority
  (Ascension Health Credit);
  Series 1999 A RB
  5.50%, 11/15/07(b)          AAA     Aaa    $3,000   $  3,270,780
------------------------------------------------------------------
Michigan (State of)
  Municipal Bond Authority
  (Drinking Water Revolving
  Fund); Series 2000 RB
  5.50%, 10/01/10(d)(e)       AAA     Aaa     1,000      1,135,810
------------------------------------------------------------------
Michigan (State of) Public
  Water Agency (Combustion
  Turbine No. 1 Project);
  Series 2001 A RB
  5.25%, 01/01/24(b)          AAA     Aaa     2,500      2,605,725
------------------------------------------------------------------
Newaygo (City of) Public
  Schools; Unlimited Tax
  Series 2000 GO
  5.50%, 05/01/21             AA+     Aa1     1,000      1,073,550
------------------------------------------------------------------
Ypsilanti (City of) School
  District; Refunding
  Unlimited Tax Series 1996
  GO
  5.75%, 05/01/07(d)(e)       AAA     Aaa     2,100      2,297,211
------------------------------------------------------------------
  5.75%, 05/01/07(d)(e)       AAA     Aaa     2,175      2,379,254
==================================================================
                                                        31,720,962
==================================================================

MINNESOTA-0.44%

Minneapolis & St. Paul
  (Cities of) Metropolitan
  Airports Commission
  (Northwest Airlines Inc.
  Project); Special
  Facilities Series 2001 A
  RB
  7.00%, 04/01/25(c)(f)        --     --      1,500      1,252,080
------------------------------------------------------------------
Minneapolis (City of);
  Parking Ramp Unlimited Tax
  Series 2000 A GO
  5.90%, 12/01/20             AAA     Aa1     1,000      1,132,640
==================================================================
                                                         2,384,720
==================================================================

MISSISSIPPI-1.12%

Mississippi (State of)
  Higher Education
  Assistance Corp.; Sub-
  Series 1994 C RB
  (CEP-Gtd. Std LNs)
  7.50%, 09/01/09(c)           --     A2      5,000      5,008,900
------------------------------------------------------------------
Mississippi (State of)
  Hospital Equipment &
  Facilities Authority
  (Forrest County General
  Hospital Project); Series
  2000 RB
  5.50%, 01/01/27(b)           --     Aaa     1,000      1,030,590
==================================================================
                                                         6,039,490
==================================================================

MISSOURI-1.09%

Kansas City (City of)
  Industrial Development
  Authority (General Motors
  Corp. Project); Series
  1984 PCR
  6.05%, 04/01/06             BBB    Baa1       170        170,449
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
MISSOURI-(CONTINUED)

Missouri (State of)
  Environmental Improvement
  & Energy Resources
  Authority (State Revolving
  Fund); Prerefunded Water
  Series 1995 C PCR
  5.85%, 01/01/05(d)(e)       NRR     Aaa    $  730   $    751,133
------------------------------------------------------------------
  Unrefunded Water Series
  1995 C PCR
  5.85%, 01/01/10              --     Aaa       270        277,374
------------------------------------------------------------------
Missouri (State of) Health &
  Educational Facilities
  Authority (Washington
  University Project);
  Educational Facilities
  Series 2001 A RB
  5.13%, 06/15/41             AA+     Aa1     4,000      4,019,280
------------------------------------------------------------------
Missouri (State of) Housing
  Development Commission;
  Multifamily Housing Series
  2001 II RB (CEP-FHA)
  5.38%, 12/01/18              AA     --        635        661,060
==================================================================
                                                         5,879,296
==================================================================

NEBRASKA-0.19%

Omaha (City of) Public Power
  District; Electric Series
  2002 A RB
  5.20%, 02/01/22              AA     Aa2     1,000      1,041,120
==================================================================

NEVADA-3.36%

Boulder (City of) (Boulder
  City Hospital Inc.
  Project); Refunding
  Hospital Series 1998 RB
  5.85%, 01/01/22(f)           --     --        500        425,640
------------------------------------------------------------------
Clark (County of) (Nevada
  Power Co. Project);
  Refunding
  Series 1992 C IDR
  7.20%, 10/01/22             BB+     Ba2     1,500      1,529,100
------------------------------------------------------------------
Clark (County of) Bond Bank;
  Limited Tax Series 2001 GO
  5.00%, 06/01/31(b)          AAA     Aaa     5,000      4,992,300
------------------------------------------------------------------
Clark (County of): Airport
  Sub-Lien Series 2001 B RB
  5.13%, 07/01/21(b)          AAA     Aaa     2,250      2,319,142
------------------------------------------------------------------
  Series 2001 B RB
  5.25%, 07/01/34(b)          AAA     Aaa     1,500      1,512,885
------------------------------------------------------------------
  Series 2004 A-2 RB
  5.13%, 07/01/25(b)          AAA     Aaa     1,000      1,014,980
------------------------------------------------------------------
  5.13%, 07/01/27(b)          AAA     Aaa     1,000      1,004,920
------------------------------------------------------------------
Humboldt (County of) (Sierra
  Pacific Project);
  Refunding Series 1987 PCR
  6.55%, 10/01/13(b)          AAA     Aaa     3,000      3,046,350
------------------------------------------------------------------
Reno (City of) Redevelopment
  Agency; Refunding
  Sub-Series 1995 A TAN
  6.00%, 06/01/10              --    Baa3     1,185      1,204,778
------------------------------------------------------------------
Truckee Meadows Water
  Authority; Water Series
  2001 A RB
  5.13%, 07/01/30(b)          AAA     Aaa     1,100      1,117,523
==================================================================
                                                        18,167,618
==================================================================


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------

NEW JERSEY-2.07%

New Jersey (State of)
  Economic Development
  Authority (Continental
  Airlines, Inc. Project);
  Special Facility Series
  2000 RB
  7.00%, 11/15/30(c)           B     Caa2    $4,000   $  3,142,280
------------------------------------------------------------------
  Special Facility Series
  1999 RB
  6.40%, 09/15/23(c)           B     Caa2     1,000        785,820
------------------------------------------------------------------
  6.25%, 09/15/29(c)           B     Caa2     4,750      3,561,550
------------------------------------------------------------------
New Jersey (State of) Health
  Care Facilities Financing
  Authority (St. Peters
  University Hospital);
  Series 2000 A RB
  6.88%, 07/01/20             BBB+   Baa1       500        547,150
------------------------------------------------------------------
New Jersey (State of)
  Tobacco Settlement
  Financing Corp.; Asset
  Backed Series 2002 RB
  5.38%, 06/01/18             BBB    Baa3     1,500      1,307,790
------------------------------------------------------------------
New Jersey (State of)
  Transportation Trust Fund
  Authority (Transportation
  System); Series 1999 A RB
  5.50%, 06/15/10              A+     A1      1,670      1,854,953
==================================================================
                                                        11,199,543
==================================================================

NEW MEXICO-0.11%

Las Cruces (City of) South
  Central Solid Waste
  Authority; Environmental
  Services Series 1995 RB
  5.65%, 06/01/09              --     A2        575        587,823
==================================================================

NEW YORK-4.94%

Metropolitan Transportation
  Authority; (Dedicated Tax
  Fund); Series 2000 A RB
  5.88%, 04/01/10(d)(e)       AAA     Aaa     1,500      1,714,440
------------------------------------------------------------------
Metropolitan Transportation
  Authority (Service
  Contract); Refunding
  Series 2002 A RB
  5.13%, 01/01/29             AA-     A3      1,000        999,260
------------------------------------------------------------------
New York (City of) Municipal
  Water Finance Authority;
  Prerefunded Water & Sewer
  System Series 2000 B RB
  6.00%, 06/15/10(d)(e)       NRR     NRR       935      1,084,404
------------------------------------------------------------------
  Unrefunded Water & Sewer
  System Series 2000 B RB
  6.00%, 06/15/33             AA+     Aa2       565        640,343
------------------------------------------------------------------
  Water & Sewer System
  Series 1996 A RB
  5.50%, 06/15/24(b)          AAA     Aaa     1,000      1,062,440
------------------------------------------------------------------
  Water & Sewer System
  Series 1997 B RB
  5.75%, 06/15/29             AA+     Aa2     3,850      4,060,094
------------------------------------------------------------------
New York (City of);
  Prerefunded Unlimited Tax
  Series 1994 B1 GO
  7.38%, 08/15/04(d)(e)       NRR     Aaa       500        505,945
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
NEW YORK-(CONTINUED)

  Unlimited Tax Series 1996
  A GO
  6.25%, 08/01/06(d)(e)       NRR     NRR    $3,035   $  3,331,884
------------------------------------------------------------------
  Unrefunded Unlimited Tax
  Series 1991 B GO
  7.00%, 02/01/18(b)          AAA     Aaa        40         40,105
------------------------------------------------------------------
New York (State of) & New
  Jersey (State of) Port
  Authority (Consolidated
  Ninety-Third); Series 1994
  RB
  6.13%, 06/01/94             AA-     A1      5,250      5,873,752
------------------------------------------------------------------
New York (State of)
  Dormitory Authority (State
  University Educational
  Facilities); Series 1995 A
  RB
  6.50%, 05/15/06             AA-     A3      1,000      1,075,180
------------------------------------------------------------------
New York (State of)
  Environmental Facilities
  Corp. (State Water
  Revolving Project);
  Unrefunded
  Series 1991 E PCR
  6.88%, 06/15/10             AAA     Aaa     1,000      1,005,200
------------------------------------------------------------------
Triborough Bridge & Tunnel
  Authority; General Purpose
  Series 1992 Y RB
  5.50%, 01/01/17(d)          NRR     NRR     2,900      3,279,378
------------------------------------------------------------------
  General Purpose Series
  1993 B RB
  5.00%, 01/01/20(d)          AAA     NRR     1,935      2,058,047
==================================================================
                                                        26,730,472
==================================================================

NORTH CAROLINA-1.02%

North Carolina (State of)
  Eastern Municipal Power
  Agency; Power System
  Series 1993 A RB
  6.13%, 01/01/10(d)          AAA     Aaa     1,500      1,720,260
------------------------------------------------------------------
North Carolina (State of)
  Housing Finance Agency;
  Single Family Series 1996
  II RB (CEP-FHA)
  6.20%, 03/01/16              AA     Aa2       305        315,321
------------------------------------------------------------------
North Carolina (State of)
  Municipal Power Agency
  (No. 1 Catawba Electric
  Project); Refunding Series
  1990 RB
  6.50%, 01/01/10(d)          AAA     NRR       260        294,247
------------------------------------------------------------------
  Refunding Series 1992 RB
  7.25%, 01/01/07             BBB+   Baa1     2,890      3,173,220
==================================================================
                                                         5,503,048
==================================================================

OHIO-2.44%

Cleveland (City of)
  Waterworks; Refunding
  First Mortgage
  Series 1993 G RB
  5.50%, 01/01/21(b)          AAA     Aaa     3,300      3,708,540
------------------------------------------------------------------
Cuyahoga (County of);
  Refunding Series 2003 A RB
  5.50%, 01/01/29              A      A1      2,000      2,028,000
------------------------------------------------------------------
Fairfield (City of) School
  District; Unlimited Tax
  Series 1995 GO
  6.10%, 12/01/05(d)(e)       AAA     Aaa     1,000      1,058,470
------------------------------------------------------------------


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
OHIO-(CONTINUED)

Findlay (City of); Limited
  Tax Series 1996 GO
  5.88%, 07/01/17             AA-     Aa3    $1,000   $  1,081,950
------------------------------------------------------------------
Montgomery (County of)
  (Grandview Hospital &
  Medical Center); Refunding
  Hospital Series 1997 RB
  5.50%, 12/01/09(d)(e)       NRR     NRR     1,000      1,104,020
------------------------------------------------------------------
Ohio (State of) Department
  of Transportation
  (Panhandle Rail Line
  Project); Series 1992 COP
  6.50%, 04/15/12(b)          AAA     Aaa       960        962,765
------------------------------------------------------------------
Plain (City of) Local School
  District; Prerefunded
  Unlimited Tax Series 2000
  GO
  6.00%, 06/01/11(d)(e)       NRR     Aaa       410        475,776
------------------------------------------------------------------
  Unrefunded Unlimited Tax
  Series 2000 GO
  6.00%, 12/01/25(b)           --     Aaa        90         99,633
------------------------------------------------------------------
Stark (County of) Lake Ohio
  Local School District;
  Unlimited Tax Series 2000
  GO
  5.75%, 12/01/26(b)          AAA     Aaa     2,500      2,687,250
==================================================================
                                                        13,206,404
==================================================================

OKLAHOMA-2.08%

Jenks (City of) Aquarium
  Authority; First Mortgage
  Series 2000 RB
  6.00%, 07/01/10(d)(e)       NRR     Aaa       800        926,320
------------------------------------------------------------------
Mustang (City of)
  Improvement Authority;
  Utility Series 1999 RB
  5.70%, 10/01/19(b)           --     Aaa     1,500      1,668,210
------------------------------------------------------------------
Oklahoma (State of)
  Development Finance
  Authority (St. John Health
  System); Refunding Series
  1999 RB
  5.75%, 02/15/18              AA     Aa3       675        717,876
------------------------------------------------------------------
  Refunding Series 1999 RB
  5.75%, 02/15/25              AA     Aa3     1,750      1,844,202
------------------------------------------------------------------
Oklahoma City (City of)
  Airport Trust; Jr. Lien
  Series-27th 2000 A RB
  5.13%, 07/01/20(b)          AAA     Aaa     2,575      2,648,156
------------------------------------------------------------------
Tulsa (City of) Industrial
  Authority (St. John's
  Medical Center Project);
  Hospital Series 1994 RB
  6.25%, 02/15/06(d)(e)       NRR     NRR     2,000      2,132,500
------------------------------------------------------------------
Tulsa (City of) Public
  Facilities Authority;
  Capital Improvement Series
  1988 B RB
  6.00%, 03/01/08              AA     --      1,305      1,316,249
==================================================================
                                                        11,253,513
==================================================================

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------

OREGON-0.17%

Cow Creek Band Umpqua Tribe
  of Indians; Series 1998 B
  RB
  5.10%, 07/01/12
  (Acquired 08/18/98; Cost
  $897,723)(b)(g)(h)          AAA     Aaa    $  900   $    920,106
==================================================================

PENNSYLVANIA-1.74%

Allegheny (County of) Higher
  Education Building
  Authority (Carnegie Mellon
  University); University
  Series 2002 RB
  5.25%, 03/01/32             AA-     --      1,500      1,518,630
------------------------------------------------------------------
Allegheny (County of) Port
  Authority; Special
  Transportation Series 1999
  RB
  6.13%, 03/01/09(d)(e)       AAA     Aaa     1,000      1,142,750
------------------------------------------------------------------
Butler (County of) Area
  School District; Unlimited
  Tax Series 2004 GO
  5.00%, 04/01/31(b)          AAA     Aaa     1,000        998,470
------------------------------------------------------------------
Clarion (County of)
  Industrial Development
  Authority (Beverly
  Enterprises Inc. Project);
  Refunding Series 2001 RB
  7.38%, 12/01/08 (Acquired
  02/22/01; Cost
  $1,450,000)(f)(g)            --     --      1,450      1,461,774
------------------------------------------------------------------
Pennsylvania (State of)
  Economic Development
  Financing Authority
  (Colver Project); Resource
  Recovery Series 1994 D RB
  7.05%, 12/01/10(c)          BBB-    --      2,900      2,998,513
------------------------------------------------------------------
Pennsylvania (State of);
  Third Unlimited Tax Series
  1994 GO
  6.75%, 11/15/04(d)(e)       AAA     Aaa     1,250      1,288,200
==================================================================
                                                         9,408,337
==================================================================

PUERTO RICO-0.33%

Children's Trust Fund;
  Tobacco Settlement Series
  2000 RB
  6.00%, 07/01/10(d)(e)       AAA     NRR     1,000      1,149,610
------------------------------------------------------------------
Puerto Rico (Commonwealth
  of) Highway &
  Transportation Authority;
  Transportation Series 2000
  B RB
  6.00%, 07/01/10(d)(e)       NRR     NRR       100        115,790
------------------------------------------------------------------
Puerto Rico (Commonwealth
  of); Public Improvement
  Unlimited Tax Series 2000
  GO
  6.00%, 07/01/05(e)(j)       NRR     NRR       500        525,055
==================================================================
                                                         1,790,455
==================================================================

RHODE ISLAND-0.84%

Providence (City of) Public
  Building Authority; Series
  2000 A RB
  5.75%, 12/15/16(b)          AAA     Aaa     1,210      1,370,797
------------------------------------------------------------------
Tobacco Settlement Financing
  Corp.; Asset-Backed Series
  2002 A RB
  6.00%, 06/01/23             BBB    Baa3     3,500      3,194,415
==================================================================
                                                         4,565,212
==================================================================


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------

SOUTH CAROLINA-1.87%

Myrtle Beach (City of);
  Hospitality Fee Series
  2004 A RB
  5.38%, 06/01/24(b)          AAA     Aaa    $1,150   $  1,217,873
------------------------------------------------------------------
Piedmont Municipal Power
  Agency; Refunding Electric
  Series 1986 A RB
  5.75%, 01/01/24             BBB-   Baa3     1,150      1,145,941
------------------------------------------------------------------
South Carolina (State of)
  Jobs Economic Development
  Authority (Bon Secours-
  St. Francis Medical Center
  Inc.); Economic
  Development Series 2002 A
  RB
  5.50%, 11/15/23              A-     A3      2,000      2,006,420
------------------------------------------------------------------
South Carolina (State of)
  Jobs Economic Development
  Authority (Palmetto Health
  Alliance); Hospital
  Facilities Improvement
  Series 2000 A RB
  7.13%, 12/15/10(d)(e)       NRR     NRR     1,000      1,208,400
------------------------------------------------------------------
  Refunding Hospital
  Facilities Series 2003 A
  RB
  6.25%, 08/01/31             BBB    Baa2     1,000      1,032,590
------------------------------------------------------------------
  Refunding Hospital
  Facilities Series 2003 A
  RB
  6.13%, 08/01/23             BBB    Baa2     1,500      1,543,290
------------------------------------------------------------------
South Carolina (State of)
  Transportation
  Infrastructure Bank;
  Series 2001 A RB
  5.00%, 10/01/11(d)(e)       NRR     Aaa     1,000      1,104,200
------------------------------------------------------------------
Tobacco Settlement Revenue
  Management Authority;
  Tobacco Settlement Series
  2001 B RB
  6.38%, 05/15/28             BBB    Baa3     1,000        867,000
==================================================================
                                                        10,125,714
==================================================================

SOUTH DAKOTA-0.77%

Aberdeen (City of) School
  District No. 6-1;
  Unlimited Tax Series 2000
  GO
  5.45%, 01/01/26(b)          AAA     Aaa     3,940      4,090,666
------------------------------------------------------------------
South Dakota (State of)
  Health & Educational
  Facilities Authority
  (Huron Regional Medical
  Center); Series 1994 RB
  7.25%, 04/01/20             BBB+    --        100        102,543
==================================================================
                                                         4,193,209
==================================================================

TENNESSEE-0.90%

Franklin (City of)
  Industrial Development
  Board (Landings Apartment
  Project); Refunding
  Multifamily Housing
  Series 1996 A RB
  5.75%, 04/01/10(b)          AAA     Aaa       645        678,972
------------------------------------------------------------------
Nashville (City of) &
  Davidson (County of)
  Metropolitan Government;
  Electric Series 2004 A RB
  5.00%, 05/15/29(b)          AAA     Aaa     1,000      1,000,690
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
TENNESSEE-(CONTINUED)

Putnam (County of);
  Refunding Unlimited Tax
  Series 2001 GO
  5.25%, 04/01/17(b)           --     Aaa    $1,000   $  1,102,220
------------------------------------------------------------------
Robertson & Somner (Counties
  of) White House Utility
  District; Water & Sewer
  Series 2000 RB
  6.00%, 01/01/10(d)(e)       NRR     Aaa     1,000      1,140,670
------------------------------------------------------------------
Shelby (County of) Health
  Educational & Housing
  Facilities Board (Kirby
  Pines Retirement
  Community); Health Care
  Facilities Series 1997 A
  RB
  6.25%, 11/15/16(f)           --     --      1,000        974,650
==================================================================
                                                         4,897,202
==================================================================

TEXAS-22.51%

Allen (City of) Independent
  School District; Refunding
  Unlimited Tax Series 2000
  GO (CEP-Texas Permanent
  School Fund)
  5.95%, 02/15/25             AAA     Aaa     1,600      1,736,064
------------------------------------------------------------------
Arlington (City of)
  Independent School
  District; Prerefunded
  Unlimited Tax Series 1995
  GO (CEP-Texas Permanent
  School Fund)
  5.75%, 02/15/05(d)(e)       NRR     Aaa       705        722,026
------------------------------------------------------------------
  Unrefunded Unlimited Tax
  Series 1995 GO (CEP-Texas
  Permanent School Fund)
  5.75%, 02/15/21              --     Aaa       295        301,425
------------------------------------------------------------------
Austin (City of) Community
  College District;
  Refunding Combined Fee
  Series 1995 RB
  6.10%, 02/01/05(d)(e)       AAA     Aaa     1,115      1,141,872
------------------------------------------------------------------
Austin (City of) Utility
  System; Refunding Capital
  Appreciation Series 1992
  RB
  11.91%, 11/15/11(b)(i)      AAA     Aaa     1,400      1,041,838
------------------------------------------------------------------
Austin (City of); Refunding
  Hotel Occupancy Tax Sub.
  Lien Series 1999 RB
  5.80%, 11/15/29(b)          AAA     Aaa     1,000      1,068,170
------------------------------------------------------------------
Bellville (City of)
  Independent School
  District; Prerefunded
  Unlimited Tax Series 1995
  GO (CEP-Texas Permanent
  School Fund)
  6.13%, 02/01/06(d)(e)       NRR     Aaa       535        568,577
------------------------------------------------------------------
  Unrefunded Unlimited Tax
  Series 1995 GO (CEP-Texas
  Permanent School Fund)
  6.13%, 02/01/20              --     Aaa       295        311,452
------------------------------------------------------------------
Bexar (County of) Housing
  Finance Corp. (Dymaxion &
  Marbach Park Apartments);
  Multifamily Housing Series
  2000 A RB
  6.10%, 08/01/30(b)           --     Aaa     1,000      1,050,900
------------------------------------------------------------------


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
TEXAS-(CONTINUED)

Bexar (County of)
  Metropolitan Water
  District; Lease Purchase
  Series 2001 RB
  5.53%, 07/20/06
  (Acquired 07/27/01;
  Cost $360,845)(f)(g)(h)      --     --     $  357   $    368,059
------------------------------------------------------------------
Brazos (County of) Health
  Facilities Development
  Corp. (Franciscan Services
  Corp. Obligated Group);
  Series 1997 A RB
  5.38%, 01/01/22(b)          AAA     Aaa     1,250      1,302,512
------------------------------------------------------------------
Carroll (City of)
  Independent School
  District; Refunding
  Unlimited Tax Series 2001
  GO (CEP-Texas Permanent
  School Fund)
  5.25%, 02/15/33             AAA     Aaa     1,350      1,371,586
------------------------------------------------------------------
Carrollton (City of);
  Limited Tax Series 1996 GO
  5.75%, 08/15/06(d)(e)       NRR     NRR     1,000      1,074,040
------------------------------------------------------------------
Cisco (City of) Junior
  College District;
  Refunding Consolidated
  Series 2002 RB
  5.25%, 07/01/26(b)           --     Aaa     1,000      1,023,990
------------------------------------------------------------------
Cleveland (City of)
  Independent School
  District; Unlimited Tax
  Series 2001 GO
  (CEP-Texas Permanent
  School Fund)
  5.13%, 02/01/31             AAA     Aaa     2,000      2,007,100
------------------------------------------------------------------
Comal (County of)
  Independent School
  District; Refunding School
  Building Unlimited Tax
  Series 2001 GO
  (CEP-Texas Permanent
  School Fund)
  5.25%, 02/01/28              --     Aaa     2,000      2,034,060
------------------------------------------------------------------
  Refunding Unlimited Tax
  Series 1999 GO (CEP-Texas
  Permanent School Fund)
  5.75%, 08/01/28              --     Aaa     1,000      1,064,050
------------------------------------------------------------------
Denton (City of) Utility
  System; Series 2000 A RB
  5.40%, 12/01/13(b)          AAA     Aaa     1,000      1,095,630
------------------------------------------------------------------
DeSoto (City of) Independent
  School District; Refunding
  Unlimited Tax Series 1998
  GO (CEP-Texas Permanent
  School Fund)
  5.13%, 08/15/17             AAA     --      1,000      1,003,190
------------------------------------------------------------------
Galena Park (City of)
  Independent School
  District; Refunding
  Capital Appreciation
  Unlimited Tax Series 1996
  GO (CEP-Texas Permanent
  School Fund)
  8.30%, 08/15/23(i)           --     Aaa     2,000        726,860
------------------------------------------------------------------
Georgetown (City of) Utility
  System; Series 1995 A RB
  6.20%, 08/15/05(d)(e)       AAA     Aaa     1,500      1,572,300
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
TEXAS-(CONTINUED)

Grapevine (City of); Limited
  Tax Series 2000 GO Ctfs.
  5.88%, 08/15/26(b)          AAA     Aaa    $1,610   $  1,737,222
------------------------------------------------------------------
Harris (County of) Health
  Facilities Development
  Corp. (Memorial Hermann
  Health Care Project);
  Hospital Series 2001 A RB
  6.38%, 06/01/29              A      A2        750        814,755
------------------------------------------------------------------
Harris (County of) Health
  Facilities Development
  Corp. (St. Luke's
  Episcopal Hospital);
  Series 2001 A RB
  5.38%, 02/15/26             AA-     --      1,000      1,007,830
------------------------------------------------------------------
  Series 2002 RB
  5.13%, 02/15/32             AA-     --      1,000        986,190
------------------------------------------------------------------
Harris (County of) Health
  Facilities Development
  Corp. (Texas Childrens'
  Hospital Project);
  Hospital
  Series 1999 A RB
  5.25%, 10/01/29              AA     Aa2     2,000      2,021,240
------------------------------------------------------------------
Harris (County of)- Houston
  (City of) Sports
  Authority; Refunding Jr.
  Lien Series 2001 B RB
  5.25%, 11/15/40(b)          AAA     Aaa     5,000      5,053,800
------------------------------------------------------------------
Harris (County of);
  Refunding Limited Tax
  Series 2002 GO
  5.13%, 08/15/12(d)(e)       NRR     NRR     2,000      2,227,280
------------------------------------------------------------------
Houston (City of) Airport
  System; Sub. Lien Series
  2000 B RB
  5.50%, 07/01/30(b)          AAA     Aaa     1,000      1,035,590
------------------------------------------------------------------
Houston (City of) Water &
  Sewer System; Jr. Lien
  Series 1997 C RB
  5.38%, 12/01/07(d)(e)       AAA     Aaa     2,495      2,752,958
------------------------------------------------------------------
Hurst-Euless-Bedford
  Independent School
  District; Prerefunded
  Unlimited Tax Series 1994
  GO
  (CEP-Texas Permanent
  School Fund)
  6.50%, 08/15/04(d)(e)       AAA     Aaa       640        641,050
------------------------------------------------------------------
  Refunded Unlimited Tax
  Series 1994 GO
  (CEP-Texas Permanent
  School Fund)
  6.50%, 08/15/04(d)(e)       AAA     Aaa       360        360,590
------------------------------------------------------------------
Katy (City of) Independent
  School District; Limited
  Tax Series 1999 GO
  (CEP-Texas Permanent
  School Fund)
  6.13%, 02/15/32             AAA     Aaa     1,500      1,654,380
------------------------------------------------------------------
Keller (City of) Independent
  School District; Refunding
  Unlimited Tax Series 2001
  GO (CEP-Texas Permanent
  School Fund)
  5.25%, 08/15/26             AAA     Aaa     2,000      2,044,760
------------------------------------------------------------------
  Series 1994 COP
  6.00%, 08/15/05(b)          AAA     Aaa       275        287,578
------------------------------------------------------------------


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
TEXAS-(CONTINUED)

Laredo (City of) Community
  College District; Limited
  Tax Series 2002 GO
  5.25%, 08/01/27(b)          AAA     Aaa    $1,000   $  1,022,250
------------------------------------------------------------------
  5.25%, 08/01/32(b)          AAA     Aaa     1,000      1,018,940
------------------------------------------------------------------
Little Elm (City of)
  Independent School
  District; Refunding
  Unlimited Tax Series 1999
  GO
  (CEP-Texas Permanent
  School Fund)
  6.00%, 08/15/35             AAA     --      4,000      4,401,360
------------------------------------------------------------------
  Refunding Unlimited Tax
  Series 2000 GO
  (CEP-Texas Permanent
  School Fund)
  6.13%, 08/15/35             AAA     --      1,000      1,120,240
------------------------------------------------------------------
Lockhart (City of) Tax &
  Utility Systems; Limited
  Tax Series 1996 GO Ctfs.
  5.90%, 08/01/06(d)(e)       AAA     Aaa     1,100      1,184,249
------------------------------------------------------------------
  5.85%, 08/01/11(b)          AAA     Aaa       605        645,602
------------------------------------------------------------------
Lubbock (City of) Health
  Facilities Development
  Corp. (St. Joseph Health
  System); Series 1998 RB
  5.25%, 07/01/13             AA-     Aa3     2,000      2,099,280
------------------------------------------------------------------
Manor (City of) Independent
  School District; Refunding
  Unlimited Tax Series 2004
  GO (CEP-Texas Permanent
  School Fund)
  5.00%, 08/01/27             AAA     Aaa     1,000        998,640
------------------------------------------------------------------
  5.00%, 08/01/29             AAA     Aaa     1,000        992,940
------------------------------------------------------------------
Montgomery (County of);
  Permanent Improvement
  Limited Tax Series 2000 GO
  5.25%, 09/01/20(b)          AAA     Aaa     1,000      1,047,560
------------------------------------------------------------------
Nacogdoches (City of)
  Independent School
  District; Refunding
  Unlimited Tax Series 2001
  GO
  (CEP-Texas Permanent
  School Fund)
  5.30%, 02/15/25             AAA     Aaa     2,765      2,843,222
------------------------------------------------------------------
Northside Independent School
  District; Unlimited Tax
  Series 1999 A GO
  (CEP-Texas Permanent
  School Fund)
  5.50%, 08/15/24             AAA     Aaa     1,000      1,048,680
------------------------------------------------------------------
Pasadena (City of); Limited
  Tax Series 2002 GO Ctfs.
  5.25%, 04/01/32(b)          AAA     Aaa     2,000      2,032,420
------------------------------------------------------------------
Pflugerville (City of)
  Independent School
  District; Unlimited Tax
  Series 2000 GO (CEP-Texas
  Permanent School Fund)
  5.50%, 08/15/23             AAA     Aaa     1,615      1,716,971
------------------------------------------------------------------
Plano (City of); Limited Tax
  Series 2000 GO
  5.88%, 09/01/19             AAA     Aaa       850        954,159
------------------------------------------------------------------
Richardson (City of); Hotel
  Occupancy Limited Tax
  Series 2000 A GO Ctfs.
  5.75%, 02/15/21(b)          AAA     Aaa     2,000      2,193,900
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
TEXAS-(CONTINUED)

Richardson (City of);
  Limited Tax Series 2001 GO
  Ctfs.
  5.00%, 02/15/19             AA+     Aa1    $1,720   $  1,777,998
------------------------------------------------------------------
Rockwall (City of)
  Independent School
  District (School
  Building); Unlimited Tax
  Series 2003 GO
  (CEP-Texas Permanent
  School Fund)
  5.25%, 02/15/29             AAA     Aaa     1,000      1,020,650
------------------------------------------------------------------
San Angelo (City of)
  Waterworks & Sewer System;
  Refunding & Improvement
  Series 2001 RB
  5.25%, 04/01/19(b)          AAA     Aaa     1,000      1,057,410
------------------------------------------------------------------
San Antonio (City of)
  Independent School
  District; Unlimited Tax
  Series 1999 GO (CEP-Texas
  Permanent School Fund)
  5.50%, 08/15/24             AAA     Aaa     3,500      3,678,430
------------------------------------------------------------------
San Antonio (City of);
  Limited Tax Series 2000 A
  GO
  5.38%, 02/01/19             AA+     Aa2     1,185      1,265,473
------------------------------------------------------------------
San Antonio (City of);
  Refunding Water Series
  1999 RB
  5.88%, 05/15/18             AA-     Aa3     1,000      1,119,680
------------------------------------------------------------------
Schertz-Cibolo-Universal
  City Independent School
  District; Refunding
  Building Unlimited Tax
  Series 2001 GO
  (CEP-Texas Permanent
  School Fund)
  5.13%, 08/01/25              --     Aaa     1,535      1,560,681
------------------------------------------------------------------
Southlake (City of);
  Refunding Limited Tax
  Series 2004 GO
  5.20%, 02/15/26(b)          AAA     Aaa     1,000      1,019,300
------------------------------------------------------------------
Spring Branch (City of)
  Independent School
  District; Limited Tax
  Series 2000 GO (CEP-Texas
  Permanent School Fund)
  5.75%, 02/01/24             AAA     Aaa     5,000      5,394,350
------------------------------------------------------------------
Texas (State of) (Veteran's
  Land); Unlimited Tax
  Series 1994 GO
  6.40%, 12/01/24(c)           AA     Aa1     2,000      2,029,000
------------------------------------------------------------------
Texas (State of) (Water
  Financial Assistance);
  Unlimited Tax 1999 GO
  5.50%, 08/01/24              AA     Aa1     1,500      1,573,215
------------------------------------------------------------------
Texas (State of) Department
  of Housing & Community
  Affairs (Asmara Affordable
  Housing Inc. Project);
  Multifamily Housing Series
  1996 A RB
  6.30%, 01/01/07(d)(e)       AAA     NRR       310        342,011
------------------------------------------------------------------
Texas (State of) North
  Central Health Facilities
  Development Corp. (Texas
  Health Resources System);
  Series 1997 B RB
  5.75%, 02/15/12(b)          AAA     Aaa     2,000      2,196,940
------------------------------------------------------------------


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
TEXAS-(CONTINUED)

Nueces River Authority
  (Corpus Christi Lake
  Project); Water Supply
  Facilities Series 1997 RB
  5.50%, 03/01/27(b)          AAA     Aaa    $1,900   $  1,964,163
------------------------------------------------------------------
Texas (State of) Public
  Property Finance Corp.
  (Mental Health & Mental
  Retardation); Series 1996
  RB
  6.20%, 09/01/16             BBB+    --        700        707,973
------------------------------------------------------------------
Texas (State of); Refunding
  Unlimited Tax Water
  Development Series 2001 A
  GO
  5.25%, 08/01/35              AA     Aa1     1,840      1,870,102
------------------------------------------------------------------
Texas (State of) Town Center
  Improvement District;
  Sales & Hotel Occupancy
  Tax Series 2001 RB
  5.13%, 03/01/21(b)          AAA     Aaa     2,500      2,576,500
------------------------------------------------------------------
Town Center Improvement
  District; Sales & Hotel
  Occupancy Tax Series 2001
  RB
  5.13%, 03/01/23(b)          AAA     Aaa     1,000      1,021,490
------------------------------------------------------------------
  5.25%, 03/01/27(b)          AAA     Aaa     2,800      2,852,836
------------------------------------------------------------------
United Independent School
  District; Unlimited Tax
  Series 2000 GO
  (CEP-Texas Permanent
  School Fund)
  5.13%, 08/15/26             AAA     Aaa     1,000      1,010,140
------------------------------------------------------------------
University of Texas
  Financing System; Series
  1999 B RB
  5.70%, 08/15/09(d)(e)       AAA     Aaa     1,000      1,126,690
------------------------------------------------------------------
Waxahachie (City of)
  Independent School
  District; Refunding
  Unlimited Tax Series 2002
  GO
  (CEP-Texas Permanent
  School Fund)
  5.25%, 08/15/30              --     Aaa     2,890      2,940,893
------------------------------------------------------------------
  5.25%, 08/15/26              --     Aaa     3,400      3,476,092
------------------------------------------------------------------
  5.38%, 08/15/27              --     Aaa     2,000      2,054,700
------------------------------------------------------------------
Weatherford (City of)
  Independent School
  District; Prerefunded
  Unlimited Tax Series 1994
  GO
  (CEP-Texas Permanent
  School Fund)
  6.40%, 02/15/05(d)(e)       NRR     Aaa       900        924,822
------------------------------------------------------------------
  Unrefunded Unlimited Tax
  Series 1994 GO
  (CEP-Texas Permanent
  School Fund)
  6.40%, 02/15/12              --     Aaa       100        102,520
------------------------------------------------------------------
West University Place (City
  of); Permanent Improvement
  Limited Tax Series 2000 GO
  5.30%, 02/01/18(b)          AAA     Aaa     1,000      1,058,970
------------------------------------------------------------------
  5.35%, 02/01/20(b)          AAA     Aaa     2,150      2,266,896
------------------------------------------------------------------
Ysleta (City of) Independent
  School District Public
  Facility Corp.; Refunding
  Lease Series 2001 RB
  5.38%, 11/15/24(b)          AAA     Aaa     1,300      1,350,050
==================================================================
                                                       121,871,312
==================================================================

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------

UTAH-0.66%

Intermountain Power Agency;
  Power Supply Series 1995 B
  RB
  5.00%, 07/01/16(d)          NRR     NRR    $1,240   $  1,247,514
------------------------------------------------------------------
Salt Lake (County of)
  (Westminster College
  Project); Series 1997 RB
  5.75%, 10/01/27             BBB     --      1,000      1,015,770
------------------------------------------------------------------
Utah (State of) Housing
  Finance Agency; Single
  Family Series 1994 D-1 RB
  (CEP-FHA/VA/FmHA)
  6.45%, 07/01/11              --     Aaa        25         25,642
------------------------------------------------------------------
  Single Family Mortgage
  Sub- Series 1994 C RB
  (CEP-FHA/VA/FmHA)
  6.05%, 07/01/06              --     Aa1        25         25,728
------------------------------------------------------------------
  Single Family Mortgage
  Sub- Series 1994 E-1 RB
  6.30%, 07/01/06             AA-     --         10         10,312
------------------------------------------------------------------
  Single Family Mortgage
  Sub- Series 2000 B-1 RB
  (CEP-FHA/VA)
  6.00%, 07/01/10(c)          AA-     Aa3       190        194,712
------------------------------------------------------------------
  Sr. Single Family Mortgage
  Series 1995 G-2 RB
  (CEP-FHA/VA)
  6.45%, 07/01/27(c)          AAA     Aaa       135        137,812
------------------------------------------------------------------
Washington (City of) Sales
  Tax Series 2003 RB
  5.00%, 11/15/23(b)          AAA     Aaa       915        932,632
==================================================================
                                                         3,590,122
==================================================================

VERMONT-0.27%

Vermont (State of)
  Educational & Health
  Buildings Financing Agency
  (Fletcher Allen Health
  Care); Hospital Series
  2000 A RB
  6.00%, 12/01/23(b)          AAA     Aaa     1,000      1,103,180
------------------------------------------------------------------
Vermont (State of) Housing
  Finance Agency; Single
  Family Housing Series 1995
  RB
  6.88%, 11/01/16(c)           A+     A1        340        347,517
==================================================================
                                                         1,450,697
==================================================================

VIRGINIA-1.24%

Fauquier (County of)
  Industrial Development
  Authority; Hospital Series
  2002 IDR (CEP-Radian
  Reinsurance Inc.)
  5.25%, 10/01/31              AA     --      1,000      1,004,620
------------------------------------------------------------------
Fauquier (County of)
  Industrial Development
  Authority (Fauquier
  Hospital Foundation,
  Inc.); Hospital Series
  2002 IDR (CEP-Radian
  Reinsurance Inc.)
  5.50%, 10/01/17              AA     --        500        551,600
------------------------------------------------------------------


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
VIRGINIA-(CONTINUED)

Henrico (County of) Economic
  Development Authority
  (Virginia United Methodist
  Homes Inc.); Refunding
  Residential Care
  Facilities Series 2002 A
  RB
  6.50%, 06/01/22(f)           --     --     $2,000   $  2,028,660
------------------------------------------------------------------
Norton (City of) Industrial
  Development Authority
  (Norton Community
  Hospital); Refunding &
  Improvement Hospital
  Series 2001 RB
  6.00%, 12/01/22(b)           A      --      1,000      1,051,880
------------------------------------------------------------------
Suffolk (City of) Industrial
  Development Authority
  (Hotel & Conference
  Center); Economic
  Development Series 2003
  IDR
  5.00%, 10/01/23(b)           A      --        500        479,730
------------------------------------------------------------------
Virginia (State of) Housing
  Development Authority
  Series 2000 D RB
  5.70%, 04/01/11(c)          AAA     Aa1     1,500      1,620,570
==================================================================
                                                         6,737,060
==================================================================

WASHINGTON-1.86%

Clark (County of) (Camas
  School District No. 117);
  Unlimited Tax Series 1995
  GO
  6.00%, 12/01/05(d)(e)       AAA     Aaa     1,000      1,057,160
------------------------------------------------------------------
King (County of); Sewer
  Series 1999 RB
  5.50%, 01/01/22(b)          AAA     Aaa     1,000      1,056,800
------------------------------------------------------------------
Pend Oreille (County of)
  Public Utility District
  No. 1; Electric Series
  1996 B RB
  6.30%, 01/01/17             BBB+    A3      1,400      1,475,642
------------------------------------------------------------------
Pierce (County of) White
  River School District No.
  416; Unlimited Tax Series
  2000 GO
  5.35%, 12/01/09              --     Aa1     1,550      1,706,318
------------------------------------------------------------------
Washington (State of) Health
  Care Facilities Authority
  (Providence Health
  System); Series 2001 A RB
  5.25%, 10/01/21(b)          AAA     Aaa     2,000      2,093,300
------------------------------------------------------------------
Washington (State of) Public
  Power Supply System
  (Nuclear Project No. 1);
  Refunding Series 1996 A RB
  5.75%, 07/01/12(b)          AAA     Aaa     2,000      2,160,460
------------------------------------------------------------------
West Richland (City of);
  Water & Sewer Series 1994
  RB
  7.00%, 12/01/04(d)(e)       AAA     Aaa       500        509,450
==================================================================
                                                        10,059,130
==================================================================

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------

WISCONSIN-1.60%

Adams-Friendship (Cities of)
  School District; Refunding
  Unlimited Tax Series 1996
  GO
  6.50%, 04/01/15(b)          AAA     Aaa    $1,340   $  1,607,652
------------------------------------------------------------------
Wisconsin (State of) Health
  & Educational Facilities
  Authority (Sinai Samaritan
  Medical Center Inc.);
  Series 1996 RB
  5.75%, 08/15/16(b)          AAA     Aaa     1,500      1,619,760
------------------------------------------------------------------
Wisconsin (State of) Health
  & Educational Facilities
  Authority (Sisters of the
  Sorrowful Mother Ministry
  Corp.); Series 1997 A RB
  5.90%, 08/15/24(b)          AAA     Aaa     2,500      2,703,100
------------------------------------------------------------------
Wisconsin (State of):
  Unlimited Tax Series 2000
  C GO
  5.50%, 05/01/19             AA-     Aa3     2,500      2,709,175
==================================================================
                                                         8,639,687
==================================================================

WYOMING-0.44%

Laramie (County of)
  (Memorial Hospital
  Project); Hospital Series
  1992 RB
  6.70%, 05/01/12(b)          AAA     Aaa       250        253,230
------------------------------------------------------------------
Natrona (County of) (Wyoming
  Medical Center Project);
  Hospital Series 1995 RB
  6.00%, 03/15/06(d)(e)       AAA     Aaa     1,000      1,075,540
------------------------------------------------------------------
Sweetwater (County of)
  (Idaho Power Co. Project);
  Refunding Series 1996 A
  PCR
  6.05%, 07/15/26             BBB+    A3      1,000      1,055,360
==================================================================
                                                         2,384,130
==================================================================
    Total Municipal
      Obligations (Cost
      $507,898,069)                                    539,489,840
==================================================================
TOTAL INVESTMENTS-99.66%
  (Cost $507,898,069)                                  539,489,840
==================================================================
OTHER ASSETS LESS
  LIABILITIES-0.34%                                      1,859,052
==================================================================
NET ASSETS-100.00%                                    $541,348,892
__________________________________________________________________
==================================================================

Investment Abbreviations:

CEP   - Credit Enhancement Provider
COP   - Certificate of Participation
Ctfs. - Certificates
FHA   - Federal Housing Administration
FMHA  - Farmers Home Association
GNMA  - Government National Mortgage Association
GO    - General Obligation Bonds
Gtd.  - Guaranteed
IDR   - Industrial Development Revenue Bonds
Jr.   - Junior
LOC   - Letter of Credit
NRR   - Not Re-Rated
PCR   - Pollution Control Revenue Bonds
Sr.   - Senior
Sub.  - Subordinated
TAN   - Tax Anticipation Notes
VA    - Department of Veteran's Affairs
VRD   - Variable Rate Demand
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of this security. Ratings are not covered by the Report of Independent Registered Public Accounting firm.
(b) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(c) Security subject to the alternative minimum tax.
(d) Advance refunded; secured by an escrow fund of U.S. Treasury obligations.
(e) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(f) Unrated security; determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest pursuant to guidelines of quality adopted by the Board of Trustees and followed by the investment advisor.
(g) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2004 was $4,381,854, which represented 0.81% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(h) Security considered to be illiquid. The aggregate market of these securities considered to be illiquid at 07/31/04 was $1,468,065, which represented 0.27% of the Fund's net assets.
(i) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(j) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rate is redetermined weekly. Rate shown is rate in effect on July 31, 2004.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $507,898,069)                                $539,489,840
-----------------------------------------------------------
Cash                                                 79,036
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,408,847
-----------------------------------------------------------
  Fund shares sold                                   88,484
-----------------------------------------------------------
  Interest                                        7,677,226
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                  132,047
-----------------------------------------------------------
Other assets                                         37,819
===========================================================
    Total assets                                548,913,299
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           5,959,648
-----------------------------------------------------------
  Fund shares reacquired                            477,918
-----------------------------------------------------------
  Dividends                                         750,719
-----------------------------------------------------------
  Deferred compensation and retirement plans        160,925
-----------------------------------------------------------
Accrued distribution fees                           155,230
-----------------------------------------------------------
Accrued trustees' fees                                1,294
-----------------------------------------------------------
Accrued transfer agent fees                          23,689
-----------------------------------------------------------
Accrued operating expenses                           34,984
===========================================================
    Total liabilities                             7,564,407
===========================================================
Net assets applicable to shares outstanding    $541,348,892
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                $519,173,875
-----------------------------------------------------------
  Undistributed net investment income               518,564
-----------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities                        (9,935,318)
-----------------------------------------------------------
  Unrealized appreciation of investment
    securities                                   31,591,771
===========================================================
                                               $541,348,892
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $282,430,469
___________________________________________________________
===========================================================
Class B                                        $ 69,956,333
___________________________________________________________
===========================================================
Class C                                        $ 21,391,411
___________________________________________________________
===========================================================
Investor Class                                 $167,570,679
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          35,275,345
___________________________________________________________
===========================================================
Class B                                           8,721,794
___________________________________________________________
===========================================================
Class C                                           2,672,762
___________________________________________________________
===========================================================
Investor Class                                   20,904,777
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.01
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.01 divided
      by 95.25%)                               $       8.41
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       8.02
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.00
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
    share                                      $       8.02
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $28,494,571
=========================================================================

EXPENSES:

Advisory fees                                                   2,304,920
-------------------------------------------------------------------------
Administrative services fees                                      150,228
-------------------------------------------------------------------------
Custodian fees                                                     20,818
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         757,680
-------------------------------------------------------------------------
  Class B                                                         836,823
-------------------------------------------------------------------------
  Class C                                                         233,775
-------------------------------------------------------------------------
  Investor Class                                                  139,100
-------------------------------------------------------------------------
Transfer agent fees                                               404,824
-------------------------------------------------------------------------
Trustees' and retirement fees                                      18,150
-------------------------------------------------------------------------
Other                                                             314,395
=========================================================================
    Total expenses                                              5,180,713
=========================================================================
Less: Expenses reimbursed and expense offset arrangement         (128,269)
=========================================================================
    Net expenses                                                5,052,444
=========================================================================
Net investment income                                          23,442,127
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities                    2,067,329
-------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (3,059,914)
-------------------------------------------------------------------------
Net gain (loss) from investment securities                       (992,585)
=========================================================================
Net increase in net assets resulting from operations          $22,449,542
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 23,442,127    $ 20,711,876
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   2,067,329         194,250
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (3,059,914)     (4,964,846)
==========================================================================================
    Net increase in net assets resulting from operations        22,449,542      15,941,280
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (13,475,464)    (15,869,640)
------------------------------------------------------------------------------------------
  Class B                                                       (3,097,555)     (4,141,072)
------------------------------------------------------------------------------------------
  Class C                                                         (865,928)     (1,054,998)
------------------------------------------------------------------------------------------
  Investor Class                                                (5,397,173)             --
==========================================================================================
  Decrease in net assets resulting from distributions          (22,836,120)    (21,065,710)
==========================================================================================
Share transactions-net:
  Class A                                                      (47,916,010)     (7,594,641)
------------------------------------------------------------------------------------------
  Class B                                                      (27,822,577)     (5,994,533)
------------------------------------------------------------------------------------------
  Class C                                                       (4,060,139)     (3,421,085)
------------------------------------------------------------------------------------------
  Investor Class                                               170,799,558              --
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         91,000,832     (17,010,259)
==========================================================================================
    Net increase (decrease) in net assets                       90,614,254     (22,134,689)
==========================================================================================

NET ASSETS:

  Beginning of year                                            450,734,638     472,869,327
==========================================================================================
  End of year (including undistributed net investment income of $518,564 and $(59,092) for 2004 and 2003,
    respectively)                                             $541,348,892    $450,734,638
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Municipal Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances. Securities with a demand feature exercisable within one to seven days are valued at par. Notwithstanding the above, short-term obligations with maturities of 60 days or less and commercial paper are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion.

    For the period ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $46,005 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $150,228 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2004, AISI retained $216,434 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B and Class C Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C and Investor Class shares paid $757,680, $836,823, $233,775 and $63,156 respectively. AIM reimbursed $75,944 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees of the INVESCO Tax-Free Bond Fund paid to INVESCO Distributors, Inc., the prior distributor of INVESCO Tax-Free Bond Fund and an AIM affiliate.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2004, AIM Distributors advised the Fund that it retained $45,714 in front-end sales commissions from the sale of Class A shares and $21,716, $6,691 and $2,152 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM and INVESCO funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended July 31, 2004, the Fund engaged in purchases and sales of securities of $0 and $631,100, respectively.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $6,320 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $6,320.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $5,102 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from ordinary income -- Tax Exempt         $22,812,878    $21,065,710
----------------------------------------------------------------------------------------
Distributions paid from ordinary income -- Taxable                 23,242            -0-
========================================================================================
Total distributions                                           $22,836,120    $21,065,710
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income -- Tax Exempt                     $    656,373
----------------------------------------------------------------------------
Unrealized appreciation -- investments                            31,542,408
----------------------------------------------------------------------------
Temporary book/tax differences                                      (155,228)
----------------------------------------------------------------------------
Capital loss carryforward                                         (9,868,536)
----------------------------------------------------------------------------
Shares of beneficial interest                                    519,173,875
============================================================================
Total net assets                                                $541,348,892
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and bond premium amortization.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $2,067,328 of capital loss carryforward in the current period to offset net realized gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
July 31, 2007                                                    $  873,115
=============================================================================
July 31, 2008                                                     8,995,421
=============================================================================
Total capital loss carryforward                                  $9,868,536
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003 the date of the reorganization of INVESCO Tax-Free Bond Fund into the Fund are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $57,164,234 and $125,706,381, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $34,235,601
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (2,693,193)
===============================================================================
Net unrealized appreciation of investment securities              $31,542,408
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $507,947,432.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of tax deferrals acquired in the reorganization of INVESCO Tax-Free Bond Fund into the Fund on November 24, 2003, undistributed net investment income was decreased by $28,351, undistributed net realized gain (loss) was decreased by $1,464,236 and shares of beneficial interest increased by $1,492,587. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      10,263,606    $  82,264,724     41,276,911    $ 336,373,916
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         816,417        6,635,223      3,425,769       27,924,611
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,156,347        9,457,964      2,577,392       21,026,115
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                               964,137        7,809,102             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         914,061        7,407,622      1,071,470        8,718,591
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         243,066        1,973,710        314,210        2,560,594
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                          73,294          593,768         90,736          737,965
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                               485,539        3,937,944             --               --
==========================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                         181,334        1,481,885             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          81,647          667,854             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         205,579        1,679,589             --               --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            22,822,011      186,469,042             --               --
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         800,622        6,481,534        668,278        5,433,316
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (799,315)      (6,481,534)      (625,570)      (5,433,316)
==========================================================================================================================
Reacquired:
  Class A                                                     (18,113,134)    (145,551,775)   (43,911,135)    (358,120,464)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,784,767)     (30,617,830)    (3,849,409)     (31,046,422)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,956,450)     (15,791,460)    (3,094,367)     (25,185,165)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            (3,366,910)     (27,416,530)            --               --
==========================================================================================================================
                                                               10,987,084    $  91,000,832     (2,055,715)   $ (17,010,259)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Investor Class shares commenced sales on September 30, 2003.
(b) As of the open of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO Tax-Free Bond Fund, pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Tax-Free Bond Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 23,290,571 shares of the Fund for 12,061,820 shares of INVESCO Tax-Free Bond Fund outstanding as of the close of business on November 21, 2003. INVESCO Tax-Free Bond Fund's net assets at that date of $190,298,370 including $16,453,346 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $421,005,314.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   CLASS A
                                             ------------------------------------------------------------------------------------
                                                                                                      SEVEN MONTHS
                                                              YEAR ENDED JULY 31,                        ENDED        YEAR ENDED
                                             -----------------------------------------------------      JULY, 31     DECEMBER 31,
                                               2004                 2003        2002        2001          2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $   7.96             $   8.06    $   8.06    $   7.83      $   7.74       $   8.35
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          0.37                 0.37        0.38(a)     0.40          0.24(b)        0.41
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     0.04                (0.09)       0.00        0.23          0.09          (0.61)
=================================================================================================================================
    Total from investment operations             0.41                 0.28        0.38        0.63          0.33          (0.20)
=================================================================================================================================
Less dividends from net investment income       (0.36)               (0.38)      (0.38)      (0.40)        (0.24)         (0.41)
=================================================================================================================================
Net asset value, end of period               $   8.01             $   7.96    $   8.06    $   8.06      $   7.83       $   7.74
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                  5.19%                3.43%       4.84%       8.28%         4.32%         (2.45)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $282,430             $328,280    $339,545    $322,437      $283,416       $294,720
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets          0.85%(d)(e)          0.82%       0.81%       0.85%         0.85%(f)       0.84%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                     4.53%(d)             4.55%       4.79%(a)     5.06%        5.32%(f)       5.01%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                         14%                  20%         35%         28%           18%            28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $303,072,027.
(e) After expense reimbursements. Ratio prior to expense reimbursements for the year ended July 31, 2004 was 0.86%.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                  CLASS B
                                          ---------------------------------------------------------------------------------------
                                                                                                   SEVEN MONTHS
                                                           YEAR ENDED JULY 31,                        ENDED           YEAR ENDED
                                          -----------------------------------------------------      JULY 31,        DECEMBER 31,
                                           2004                2003        2002          2001          2000              1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  7.98             $  8.07    $   8.07       $  7.84      $  7.75           $  8.37
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.31                0.31        0.32(a)       0.34         0.21(b)           0.35
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                 0.03               (0.08)       0.00          0.23         0.08             (0.62)
=================================================================================================================================
    Total from investment operations         0.34                0.23        0.32          0.57         0.29             (0.27)
=================================================================================================================================
Less dividends from net investment
  income                                    (0.30)              (0.32)      (0.32)        (0.34)       (0.20)            (0.35)
=================================================================================================================================
Net asset value, end of period            $  8.02             $  7.98    $   8.07       $  8.07      $  7.84           $  7.75
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                              4.28%               2.79%       4.05%         7.46%        3.84%            (3.28)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $69,956             $97,030    $104,150       $86,565      $67,363           $72,256
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets      1.60%(d)(e)         1.57%       1.56%         1.60%        1.61%(f)          1.59%
=================================================================================================================================
Ratio of net investment income to
  average net assets                         3.78%(d)            3.80%       4.04%(a)      4.31%        4.56%(f)          4.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                     14%                 20%         35%           28%          18%               28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $83,682,336.
(e) After expense reimbursements. Ratio prior to expense reimbursements for the year ended July 31, 2004 was 1.61%.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                  CLASS C
                                           --------------------------------------------------------------------------------------
                                                                                                   SEVEN MONTHS
                                                           YEAR ENDED JULY 31,                        ENDED           YEAR ENDED
                                           ----------------------------------------------------      JULY 31,        DECEMBER 31,
                                            2004                2003       2002          2001          2000              1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  7.96             $  8.06    $  8.05       $  7.83       $ 7.74            $ 8.35
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       0.31                0.31       0.32(a)       0.34         0.21(b)           0.35
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.03               (0.09)      0.01          0.22         0.08             (0.61)
=================================================================================================================================
    Total from investment operations          0.34                0.22       0.33          0.56         0.29             (0.26)
=================================================================================================================================
Less dividends from net investment income    (0.30)              (0.32)     (0.32)        (0.34)       (0.20)            (0.35)
=================================================================================================================================
Net asset value, end of period             $  8.00             $  7.96    $  8.06       $  8.05       $ 7.83            $ 7.74
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                               4.29%               2.67%      4.19%         7.34%        3.85%            (3.16)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $21,391             $25,425    $29,175       $17,889       $8,252            $9,652
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets       1.60%(d)(e)         1.57%      1.56%         1.60%        1.61%(f)          1.59%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                  3.78%(d)            3.80%      4.04%(a)      4.31%        4.56%(f)          4.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                      14%                 20%        35%           28%          18%               28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $23,377,511.
(e) After expense reimbursements. Ratio prior to expense reimbursements for the year ended July 31, 2004 was 1.61%.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                   (DATE SALES
                                                                  COMMENCED) TO
                                                                     JULY 31,
                                                                       2004
----------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   8.16
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.32
----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                         (0.16)
==================================================================================
    Total from investment operations                                     0.16
==================================================================================
Less dividends from net investment income                               (0.30)
==================================================================================
Net asset value, end of period                                       $   8.02
__________________________________________________________________________________
==================================================================================
Total return(a)                                                          2.03%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $167,571
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets                                  0.65%(b)(c)
==================================================================================
Ratio of net investment income to average net assets                     4.73%(b)
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate(d)                                                 14%
__________________________________________________________________________________
==================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $143,814,358.
(c) After expense reimbursements. Ratio prior to expense reimbursements for the year ended July 31, 2004 was 0.72% (annualized).
(d)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Municipal Bond Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Municipal Bond Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Municipal Bond Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           -s- ERNST & YOUNG LLP
Houston, Texas
September 17, 2004

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Municipal Bond Fund, an investment portfolio of AIM Investment Securities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                        WITHHOLDING
       TRUSTEES/ MATTER                                                VOTES FOR         AUTHORITY
---------------------------------------------------------------------------------------------------
(1)*   Bob R. Baker................................................  1,430,557,734      19,888,865
       Frank S. Bayley.............................................  1,430,328,954      20,117,645
       James T. Bunch..............................................  1,430,768,168      19,678,431
       Bruce L. Crockett...........................................  1,430,659,866      19,786,733
       Albert R. Dowden............................................  1,430,613,991      19,832,608
       Edward K. Dunn, Jr..........................................  1,430,557,918      19,888,681
       Jack M. Fields..............................................  1,430,604,411      19,842,188
       Carl Frischling.............................................  1,430,139,075      20,307,524
       Robert H. Graham............................................  1,430,382,712      20,063,887
       Gerald J. Lewis.............................................  1,430,101,093      20,345,506
       Prema Mathai-Davis..........................................  1,430,403,656      20,042,943
       Lewis F. Pennock............................................  1,430,682,327      19,764,272
       Ruth H. Quigley.............................................  1,430,286,369      20,160,230
       Louis S. Sklar..............................................  1,430,522,821      19,923,778
       Larry Soll, Ph.D............................................  1,430,500,783      19,945,816
       Mark H. Williamson..........................................  1,430,415,623      20,030,976

* Proposal required approval by a combined vote of all the portfolios of AIM Investment Securities Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of May 31, 2004

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.   None
  Trustee, Chairman and                             (financial services holding company); Director and
  President                                         Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1992             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee                                           (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of May 31, 2004

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                                  HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937          1990               Partner, law firm of Kramer Levin Naftalis and       Cortland Trust, Inc.
  Trustee                                             Frankel LLP                                          (registered investment
                                                                                                           company)
---------------------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          2003               Chairman, Lawsuit Resolution Services (California)   General Chemical
  Trustee                                                                                                  Group, Inc.
                                                      Formerly: Associate Justice of the California
                                                      Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       1998               Formerly: Chief Executive Officer, YWCA of the USA   None
  Trustee
---------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         1988               Partner, law firm of Pennock & Cooper                None
  Trustee
---------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          2001               Retired                                              None
  Trustee
---------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           1990               Executive Vice President, Development and            None
  Trustee                                             Operations, Hines Interests Limited Partnership
                                                      (real estate development company)
---------------------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942               2003               Retired                                              None
  Trustee
---------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          2003               Director, Senior Vice President, Secretary and       N/A
  Senior Vice President,                              General Counsel, A I M Management Group Inc.
  Secretary and Chief Legal                           (financial services holding company) and A I M
  Officer                                             Advisors, Inc.; Director and Vice President,
                                                      INVESCO Distributors, Inc.; Vice President, A I M
                                                      Capital Management, Inc., A I M Distributors, Inc.
                                                      and AIM Investment Services, Inc.; and Director,
                                                      Vice President and General Counsel, Fund
                                                      Management Company
                                                      Formerly: Senior Vice President and General
                                                      Counsel, Liberty Financial Companies, Inc.; and
                                                      Senior Vice President and General Counsel, Liberty
                                                      Funds Group, LLC
---------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          2004               Managing Director, Chief Fixed Income Officer and    N/A
  Vice President                                      Senior Investment Officer, A I M Capital
                                                      Management, Inc.; and Vice President, A I M
                                                      Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           2002               Managing Director and Director of Money Market       N/A
  Vice President                                      Research and Special Projects, A I M Capital
                                                      Management, Inc.; and Vice President, A I M
                                                      Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox(3) -- 1943       1992               Vice President and Chief Compliance Officer, A I M   N/A
  Vice President                                      Advisors, Inc. and A I M Capital Management, Inc.;
                                                      and Vice President, AIM Investment Services, Inc.
---------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        2004               Vice President and Fund Treasurer, A I M Advisors,   N/A
  Vice President and Treasurer                        Inc.
                                                      Formerly: Senior Vice President, AIM Investment
                                                      Services, Inc.; and Vice President, A I M
                                                      Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        1992               Director of Cash Management, Managing Director and   N/A
  Vice President                                      Chief Cash Management Officer, A I M Capital
                                                      Management, Inc; Director and President, Fund
                                                      Management Company; and Vice President, A I M
                                                      Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          2002               Director and Executive Vice President, A I M         N/A
  Vice President                                      Management Group, Inc., Director and Senior Vice
                                                      President, A I M Advisors, Inc., and Director,
                                                      Chairman, President, Director of Investments,
                                                      Chief Executive Officer and Chief Investment
                                                      Officer, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Cox resigned from the Trust effective September 17, 2004 and Lisa Brinkley was appointed as the Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046-1173          Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Houston, TX 77010-4035
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   The Bank of New York
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   2 Hanson Place
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          Brooklyn, NY 11217-1431
Philadelphia, PA 19103-7599     New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2004, 99.9% is qualified as tax-exempt interest dividends.

                                      YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
----------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately   Offshore   Alternative   Cash         [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed      Products   Investments   Management          --REGISTERED TRADEMARK--
                               Plans    Accounts
----------------------------------------------------------------------------------------


If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.




AIMinvestments.com             MBD-AR-1              A I M Distributors, Inc.

                                                            AIM REAL ESTATE FUND
                                   Annual Report to Shareholders o July 31, 2004


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                           --Registered Trademark--

====================================================================================================================================
AIM REAL ESTATE FUND SEEKS TO ACHIEVE HIGH TOTAL RETURN.

o Unless otherwise stated, information presented in this report is as of 7/31/04.
====================================================================================================================================

ABOUT SHARE CLASSES                         ABOUT INDEXES USED IN THIS REPORT             OTHER INFORMATION

o Effective 9/30/03, Class B shares are     o The unmanaged Standard & Poor's             o The returns shown in the Management's
not available as an investment for          Composite Index of 500 Stocks (the S&P        Discussion of Fund Performance are based
retirement plans maintained pursuant to     500--Registered Trademark-- Index) is         on net asset values calculated for
Section 401 of the Internal Revenue         an index of common stocks frequently          shareholder transactions. Generally
Code, including 401(k) plans, money         used as a general measure of U.S. stock       accepted accounting principles require
purchase pension plans and profit           market performance.                           adjustments to be made to the net assets
sharing plans. Plans that have existing                                                   of the fund at period end for financial
accounts invested in Class B shares will    o The unmanaged Lipper Real Estate Fund       reporting purposes, and as such, the net
continue to be allowed to make              Index represents an average of the            asset values for shareholder
additional purchases.                       performance of the 30 largest real            transactions and the returns based on
                                            estate funds tracked by Lipper, Inc., an      those net asset values may differ from
o Investor Class shares are closed to       independent mutual fund performance           the net asset values and returns
most investors. For more information on     monitor.                                      reported in the Financial Highlights.
who may continue to invest in the
Investor Class shares, please see the       o The Morgan Stanley REIT Index is a          o This fund invests in real estate
prospectus.                                 total-return index composed of the most       investment trusts (REITs). A REIT is a
                                            actively traded real estate investment        company, usually traded publicly, that
o Class R shares are available only to      trusts and is designed to be a measure        manages a portfolio of real estate to
certain retirement plans. Please see the    of real estate equity performance. The        earn profits for shareholders. REITs
prospectus for more information.            index was developed with a base value of      make investments in a diverse array of
                                            200 as of December 31, 1994.                  real estate such as shopping centers,
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                  medical facilities, nursing homes,
                                            o The unmanaged Lehman U.S. Aggregate         office buildings, apartment complexes,
o International investing presents          Bond Index, which represents the U.S.         industrial warehouses and hotels.
certain risks not associated with           investment-grade fixed-rate bond market
investing solely in the United States.      (including government and corporate           A description of the policies and
These include risks relating to             securities, mortgage pass-through             procedures that the fund uses to
fluctuations in the value of the U.S.       securities and asset-backed securities),      determine how to vote proxies relating
dollar relative to the values of other      is compiled by Lehman Brothers, a global      to portfolio securities is available
currencies, the custody arrangements        investment bank.                              without charge, upon request, from our
made for the fund's foreign holdings,                                                     Client Services department at
differences in accounting, political        o The fund is not managed to track the        800-959-4246, or on the AIM Web site,
risks and the lesser degree of public       performance of any particular index,          AIMinvestments.com. The information is
information required to be provided by      including the indexes defined here, and       also available on the Securities and
non-U.S. companies. The fund may invest     consequently, the performance of the          Exchange Commission's Web site, sec.gov.
up to 25% of its assets in the              fund may deviate significantly from the
securities of non-U.S. issuers.             performance of the indexes.                   Information regarding how the fund voted
                                                                                          proxies related to its portfolio
o Investing in a single-sector or           o A direct investment cannot be made in       securities during the 12 months ended
single-region mutual fund involves          an index. Unless otherwise indicated,         6/30/04 is available at our Web site.
greater risk and potential reward than      index results include reinvested              Go to AIMinvestments.com, access the
investing in a more diversified fund.       dividends, and they do not reflect sales      About Us tab, click on Required Notices
                                            charges. Performance of an index of           and then click on Proxy Voting Activity.
o The fund invests substantial assets in    funds reflects fund expenses;                 Next, select your fund from the
real estate investment trusts (REITs),      performance of a market index does not.       drop-down menu.
which present risks not associated with
investing in stocks.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           After a brisk run-up in 2003, markets seemed to pause in
ROBERT H.           2004 in what appeared to be a holding pattern. During the
GRAHAM]             12-month period covered by this report, market sentiment
                    shifted from enthusiasm over an economic recovery to
ROBERT H. GRAHAM    caution. Rising interest rates, inflation--especially in
                    surging oil prices--the war on terrorism and the upcoming presidential election created uncertainty in the markets, resulting in relatively flat returns year to date in 2004 and a downturn in July.

                       This pattern was especially evident in the equity
                    markets. The S&P 500 Index gained 13.16% over the 12 months ending July 31, 2004, but much of the upswing occurred in the latter part of 2003. Year-to-date as of July 31, 2004, the S&P 500 Index returned 0.02%. Performance declined in July, with the index returning -3.31% for the month.

   The fiscal year proved especially challenging for the fixed-income market, especially near the end of the reporting period. Stronger-than-expected employment growth, an increase in inflation and the anticipation of a rate hike by the Federal Reserve caused a sell-off in the bond market during the second quarter of 2004. The Lehman U.S. Aggregate Bond Index returned 4.84% for the fiscal year covered by this report, but only 1.14% year-to-date as of July 31, 2004. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

   In a period of uncertainty like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.34% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.24%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

   For information on how your fund performed and was managed during the fiscal year covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   Shareholders were recently sent a prospectus supplement and question and answer document pertaining to settlement agreements among AIM and INVESCO with the Attorneys General of Colorado and New York and the U.S. Securities and Exchange Commission (SEC) to resolve market-timing investigations. We will continue to post updates on our Web site, AIMinvestments.com, as information becomes available.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments --Servicemark--. If you have any questions, please contact our Client Service representatives at 800-959-4246.


Sincerely,

/S/ ROBERT H. GRAHAM
--------------------------
Robert H. Graham
Chairman and President
September 15, 2004

*Average annual total returns, July 31, 1979, to July 31, 2004. Source: Lipper, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

STRONG PROPERTY SECTOR ALLOCATION                                                         average annual rate of 5.8% in the
FUELED FUND PERFORMANCE                                                                   second half of 2003 and at a more
                                                                                          restrained 3.7% in the first half of
For the fiscal year ended July 31, 2004,    May. While equity REITs have not              2004. The best performing sectors of the
AIM Real Estate Fund Class A shares         historically been strongly sensitive to       S&P 500 Index included energy,
returned 25.46% at net asset value. (Had    interest rates, April saw the REIT            industrials, utilities and materials,
the effects of sales charges been           market drop on news about rising bond         while the weakest-performing sectors
included, the return would have been        yields combined with concerns that REITs      were health care, information
lower.) Results for other share classes     may be overvalued. The sector recovered       technology, consumer staples and
are shown in the table below. The fund      some of the losses, however, as the           consumer discretionary.
outperformed its benchmarks, the S&P 500    initial reaction abated. REITs are
Index, the Morgan Stanley REIT Index and    supported by underlying properties, and       YOUR FUND
the Lipper Real Estate Fund Index, which    rents have historically increased during
returned 13.16%, 20.62% and 21.81%,         periods of economic expansion. Higher         The fund remained positioned to provide
respectively. The fund's outperformance     rents combined with steady or increasing      investors with attractive real estate
was primarily due to favorable property     occupancy rates provided support for          related returns with diversified
sector positioning including overweight     REIT prices.                                  exposure to most property types and real
positions in retail real estate                                                           estate markets. In constructing the
investment trusts (REITs) in comparison        During the period, occupancy levels        portfolio, we continued to look for
to the Morgan Stanley REIT Index. The       increased modestly, but the rate of           REITs with high-quality properties and
fund also benefited from a higher than      improvement was not consistent across         strong management ability. By
normal cash position during the REIT        all property types. Fundamentals appear       identifying REITs with favorable
market downturn in April and early May;     to have stabilized and may improve as         characteristics in these areas and
the fund became fully invested again in     the economy strengthens.                      buying them at attractive prices, we
mid-May, allowing it to take advantage                                                    attempted to create a portfolio that had
of the REIT market recovery.                   The economic expansion that began in       the potential to perform at or above
                                            2003 took hold in the first half of           REIT index levels.
MARKET CONDITIONS                           2004, triggering a rise in inflation and
                                            the expectation of higher interest               During the period, the fund added
Strong money flows into REITs drove         rates. In the calendar year 2003,             lodging resort and apartment holdings and
market conditions during the reporting      inflation averaged just 1%, but rose to       reduced health care holdings. We believe
period, boosting performance during the     an annual rate of 2% during the first         hotels and apartments may benefit
first quarter and the market recovery       half of 2004 as energy prices soared and      strongly from a rebounding economy,
after a sell-off in April and               demand increased for commodities and          while health care tends to be a more
                                            industrial materials. Gross domestic          defensive sector, and we geared the fund
                                            product, the broadest measure of              more toward a reviving economy.
                                            economic activity, grew at an
                                                                                             In the second half of the fiscal
                                                                                          year, lodging REITs boosted fund
                                                                                          performance as occupancy

====================================================================================================================================

TOP 10 EQUITY HOLDINGS                      PROPERTY TYPES                                FUND VS. INDEXES

Excludes money market fund holdings and     Based on total net assets                     TOTAL RETURNS, 7/31/03-7/31/04,
is based on total net assets                                                              EXCLUDING APPLICABLE SALES CHARGES. IF
                                            1.  Retail                        31.7%       SALES CHARGES WERE INCLUDED, RETURNS
1.  General Growth Properties, Inc. 6.4%                                                  WOULD BE LOWER.
                                            2.  Office Properties             17.3
2.  Simon Property Group, Inc.      6.2                                                   CLASS A SHARES                   25.46%
                                            3.  Apartments                    13.8
3.  ProLogis                        6.2                                                   CLASS B SHARES                   24.66
                                            4.  Industrial Properties         11.1
4.  Boston Properties, Inc.         5.0                                                   CLASS C SHARES                   24.64
                                            5.  Lodging-Resorts                9.1
5.  Chelsea Property Group, Inc.    4.6                                                   CLASS R SHARES                   25.33*
                                            6.  Diversified                    5.9
6.  Vornado Realty Trust            4.5                                                   INVESTOR CLASS SHARES            25.55*
                                            7.  Specialty Properties           3.1
7.  CenterPoint Properties Trust    4.0                                                   S&P 500 INDEX (BROAD MARKET
                                            8.  Self Storage                   1.9        INDEX)                           13.16
8.  S.L. Green Realty Corp.         3.8
                                            9.  Healthcare                     0.9        MORGAN STANLEY REIT INDEX
9.  Developers Diversified Realty                                                         (STYLE-SPECIFIC INDEX)           20.62
    Corp.                           3.3     10. Industrial/Office Mixed        0.4
                                                                                          LIPPER REAL ESTATE FUND INDEX
10. Essex Property Trust, Inc.     3.2      11. Real Estate Management &                  (PEER GROUP INDEX)               21.81
                                                Development                    0.1
                                                                                          Source: Lipper, Inc.

The fund's holdings are subject to                                                        *Inception dates 4/30/04 (Class R
change, and there is no assurance that                                                    shares) and 9/30/03 (Investor Class
the fund will continue to hold any                                                        shares). Returns prior to those dates
particular security.                                                                      are hypothetical based on Class A
                                                                                          shares. See explanation, page 5.

====================================================================================================================================

rates increased and consumers traveled      and manager of premium outlet                                  JOE V. RODRIGUEZ JR.
more amid a drop in gasoline prices.        centers in the United States and Asia.           [RODRIGUEZ    Joe Rodriguez is lead
Corporate spending on travel also           General Growth Properties benefited from         PHOTO]        manager of AIM Real
increased, including expenditures in        higher base rental revenue and an                              Estate Fund and the
business travel and conventions. Such       increase in operating margin. The                              head of real estate
fund holdings as Hilton Hotels Corp.        company has also continued to expand by                        securities for INVESCO.
benefited from this trend, as demand        acquiring additional malls, thereby           In addition to portfolio management, he
increased to the point that hotels were     increasing its income base.                   oversees all phases of the unit
able to raise rates. The lodging-resorts                                                  including securities research and
sector also saw a revenue increase due         Among the detractors from fund             administration. Mr. Rodriguez, who
to greater timeshare income.                performance were Capital Automotive REIT      joined INVESCO in 1990, has served on
                                            and Canadian Apartment Properties.            the editorial boards of the National
   Improving job growth and expectations    Capital Automotive REIT, which invests        Association of Real Estate Investment
of higher mortgage rates led us to be       in properties used by full-service            Trusts and the Institutional Real Estate
more optimistic regarding apartment         automobile dealerships and other              Securities Newsletter. A contributing
sector fundamentals; thus we added          automobile-related businesses, reported       author for the book Real Estate
positions in this sector. Although the      a decline in net income as a result of        Investment Trusts: Structure, Analysis
apartment market may improve in 2005, we    prepayment penalties after the company        and Strategy, Mr. Rodriguez has served
believe it's too early to invest more       repaid the remainder of its outstanding       as adjunct professor of economics at the
heavily in the sector, and the fund's       high-rate debt to Ford Motor Credit           University of Texas at Dallas. He is a
weighting in the multi-family housing       Corp. In light of rising interest rates       member of the National Association of
market remained in line with the fund's     that make fixed-lease properties less         Business Economists, American Real
style-specific benchmark, the Morgan        profitable, we sold the stock. Canadian       Estate Society and the Institute of
Stanley REIT Index.                         Apartment Properties, which owns more         Certified Financial Planners. Mr.
                                            than 24,300 apartment and townhouse           Rodriguez holds a B.B.A. in economics
   The fund benefited from its marginal     units in Canadian urban areas, saw its        and finance and an M.B.A. in finance
positions in the French and British real    stock decline in response to the              from Baylor University.
estate markets. During a period of          company's announced merger with a
volatility in the U.S. REIT market, the     competitor and moderately weaker demand                        MARK D. BLACKBURN Mark
French and British markets have been        in the company's markets. The weaker                           Blackburn, Chartered
relatively more secure and less             demand was primarily due to the reduced          [BLACKBURN    Financial Analyst,
volatile. Although we made no               cost gap between owning and renting a            PHOTO]        serves as a member of
significant changes in the office           home and increased competition from                            the U.S. Real Estate
sector, we continued to favor properties    completed condominium projects. We                             Securities Portfolio
in Midtown Manhattan, inside the beltway    continued to hold the stock because we        Management and Research teams. Prior to
in Washington, D.C., and in Southern        believe it is a good value.                   joining INVESCO in 1998, he was an
California. We continued to invest in                                                     associate director of the research
the industrial REIT sector because we       IN CLOSING                                    department at a brokerage firm. He has
believe the reviving economy may help                                                     approximately 17 years of experience in
some of the fund's larger holdings such     We believe the improving economy has          institutional investing and risk
as ProLogis and CenterPoint.                given investors more confidence in the        management. Mr. Blackburn received a
                                            reliability of REIT dividends, which          B.S. in accounting from Louisiana State
   We remained heavily invested in          have historically supported REIT              University and an M.B.A. from Southern
retail properties. Specific retail          valuations. We are pleased that the fund      Methodist University. He is a Certified
holdings that benefited the fund            outperformed its benchmark indexes over       Public Accountant and a member of the
included Simon Property Group, a major      the past year. The fund remained              National Association of Real Estate
owner of shopping malls, and General        committed to its strategy of investing        Investment Trusts.
Growth Properties, a regional mall and      in high-quality REITs.
shopping center REIT. Simon Property                                                                       JAMES W. TROWBRIDGE
Group, which owns, develops and manages          See important fund and index                              James Trowbridge is a
approximately 250 properties in 37              disclosures inside front cover.              [TROWBRIDGE   member of the U.S. Real
states, announced in June an agreement                                                       PHOTO]        Estate Securities
to acquire another fund holding and                                                                        Portfolio Management
strong contributor, Chelsea Property                                                                       and Research team. Mr.
Group, for $3.5 billion. Chelsea                                                          Trowbridge, who joined INVESCO in 1989,
Property Group is the leading owner,                                                      is responsible for integrating his
developer                                                                                 knowledge into INVESCO's publicly traded
                                                                                          real estate securities investments. He
                                                                                          specializes in analyzing market and
                                                                                          property level supply-and-demand
                                                                                          relationships and evaluating REIT
                                                                                          company strategic direction and
                                                                                          management. Prior to joining INVESCO,
                                                                                          Mr. Trowbridge spent five years as a
                                                                                          senior real estate officer. He holds a
                                                                                          B.S. in finance from Indiana University
                                                                                          and is a member of the National
                                                                                          Association of Real Estate Investment
                                                                                          Trusts.

                                                                                          Assisted by the Real Estate Team

                                                                                          [RIGHT ARROW GRAPHIC]
                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                          TURN TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                     You may use the information in this           or expenses you paid for the period. You
                                            table, together with the amount you           may use this information to compare the
As a shareholder of the Fund, you incur     invested, to estimate the expenses that       ongoing costs of investing in the Fund
two types of costs: (1) transaction         you paid over the period. Simply divide       and other funds. To do so, compare this
costs, which may include sales charges      your account value by $1,000 (for             5% hypothetical example with the 5%
(loads) on purchase payments; contingent    example, an $8,600 account value divided      hypothetical examples that appear in the
deferred sales charges on redemptions;      by $1,000 = 8.6), then multiply the           shareholder reports of the other funds.
and redemption fees, if any; and (2)        result by the number in the table under
ongoing costs, including management         the heading entitled "Actual Expenses            Please note that the expenses shown
fees; distribution and/or service fees      Paid During Period" to estimate the           in the table are meant to highlight your
(12b-1); and other Fund expenses. This      expenses you paid on your account during      ongoing costs only and do not reflect
Example is intended to help you             this period.                                  any transactional costs, such as sales
understand your ongoing costs (in                                                         charges (loads) on purchase payments,
dollars) of investing in the Fund and to    HYPOTHETICAL EXAMPLE FOR                      contingent deferred sales charges on
compare these costs with ongoing costs      COMPARISON PURPOSES                           redemptions, and redemption fees, if
of investing in other mutual funds. The                                                   any. Therefore, the hypothetical
Example is based on an investment of        The table below also provides                 information is useful in comparing
$1,000 invested at the beginning of the     information about hypothetical account        ongoing costs only, and will not help
period and held for the entire period,      values and hypothetical expenses based        you determine the relative total costs
February 1, 2004 - July 31, 2004.           on the Fund's actual expense ratio and        of owning different funds. In addition,
                                            an assumed rate of return of 5% per year      if these transactional costs were
ACTUAL EXPENSES                             before expenses, which is not the Fund's      included, your costs would have been
                                            actual return. The hypothetical account       higher.
The table below provides information        values and expenses may not be used to
about actual account values and actual      estimate the actual ending account
expenses.                                   balance


===================================================================================================================================
                                                     ACTUAL                                HYPOTHETICAL
                                                                                (5% ANNUAL RETURN BEFORE EXPENSES)

              BEGINNING ACCOUNT      ENDING ACCOUNT          EXPENSES         ENDING ACCOUNT              EXPENSES
                    VALUE                VALUE              PAID DURING           VALUE                  PAID DURING
                  (2/1/04)            (7/31/04)(1)         PERIOD(2),(3)        (7/31/04)               PERIOD(2),(4)
Class A           $1,000.00            $1,046.60              $ 8.40            $1,016.66                  $ 8.27
Class B           $1,000.00            $1,043.70              $11.69            $1,013.43                  $11.51
Class C           $1,000.00            $1,043.80              $11.69            $1,013.43                  $11.51
Class R           $1,000.00            $1,046.30              $ 8.75            $1,016.31                  $ 8.62
Investor          $1,000.00            $1,047.50              $ 7.94            $ 1017.11                  $ 7.82

(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative returns at net asset value for the period
    February 1, 2004 to July 31, 2004 were 4.66%, 4.37%, 4.38%, 4.63% and 4.75% for Class A, B, C, R and Investor class shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (1.65%, 2.30%, 2.30%, 1.72% and 1.59% for Class A, B, C, R and
    Investor class shares, respectively) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The total annualized expense ratios restated as if the current contractual transfer agency fee rates and Rule 12b-1 fee rates had been in effect for the entire most recent fiscal half year are 1.59%, 2.24%, 2.24%, 1.72% and 1.46%
    for Class A, B, C, R and Investor class shares, respectively.

(3) The total actual expenses restated as if the current contractual transfer agency fee rates and Rule 12b-1 fee rates had been in effect for the entire most recent fiscal half year are $8.09, $11.38, $11.38, $8.75, and $7.43 for Class A, B, C, R and Investor
    class shares, respectively.

(4) The total hypothetical expenses restated as if the current contractual transfer agency fee rates and Rule 12b-1 fee rates had been in effect for the entire most recent fiscal half year are $7.97, $11.22, $11.22, $8.62 and $7.32 for Class A, B, C, R and
    Investor class shares, respectively.
 ===================================================================================================================================

                                                                                          [ARROW
                                                                                          BUTTON         For More Information Visit
                                                                                          IMAGE]             AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

===================================================================================================================================
Past performance cannot guarantee comparable   RESULTS OF A $10,000 INVESTMENT
future results.                                5/1/95-7/31/04 Index results are from 4/30/95

   Your fund's total return includes                               [MOUNTAIN CHART]
reinvested distributions, fund expenses and
management fees. Index results include                     AIM REAL ESTATE
reinvested dividends, but they do not                        FUND INDEX        S&P 500     MORGAN STANLEY
reflect management fees. Performance shown                 CLASS C SHARES       INDEX        REIT INDEX
in the chart does not reflect deduction of
taxes a shareholder would pay on fund          5/95            $10000          $10000          $10000
distributions or sale of fund shares.          7/95             10312           10993           10782
Performance of the indexes does not reflect    10/95            10294           11444           10753
the effects of taxes.                          1/96             11098           12590           11696
                                               4/96             11091           13018           11818
   In evaluating this chart, please note       7/96             11469           12813           12353
that the chart uses a logarithmic scale        10/96            12689           14200           13481
along the vertical axis (the value scale).     1/97             14875           15905           15770
This means that each scale increment always    4/97             14231           16289           15272
represents the same percent change in price;   7/97             16318           19489           17012
in a linear chart each scale increment         10/97            17289           18758           17995
always represents the same absolute change     1/98             17512           20183           18409
in price. In this example, the scale           4/98             17074           22978           17885
increment between $5,000 and $10,000 is the    7/98             15427           23252           16484
same as that between $10,000 and $20,000. In   10/98            13456           22887           15556
a linear chart, the latter scale increment     1/99             13169           26745           15102
would be twice as large. The benefit of        4/99             14217           27994           16201
using a logarithmic scale is that it better    7/99             13714           27949           15726
illustrates performance during the fund's      10/99            12759           28760           14582
early years before reinvested distributions    1/00             13163           29510           14905
and compounding create the potential for the   4/00             14532           30827           16228
original investment to grow to very large      7/00             16420           30455           18306
numbers. Had the chart used a linear scale     10/00            15606           30508           17236
along its vertical axis, you would not be      1/01             16653           29244           18865
able to see as clearly the movements in the    4/01             16611           26830           19127
value of the fund and the indexes during the   7/01             17628           26093           20287
fund's early years. We use a logarithmic       10/01            17330           22915           19521
scale in financial reports of funds that       1/02             18545           24526           21146
have more than five years of performance       4/02             20165           23445           23101
history.                                       7/02             20333           19931           22716
                                               10/02            19019           19456           20826
AVERAGE ANNUAL TOTAL RETURNS                   1/03             19497           18883           21363
As of 7/31/04, including applicable            4/03             21144           20326           23139
sales charges                                  7/03             23875           22051           26334
                                               10/03            25386           23500           27895
Class A Shares                                 1/04             28511           25407           31356
Inception (12/31/96) 9.63%                     4/04             26761           24973           28670
   5 Years          16.41                      7/04            $29769          $24954          $31766     Source: Lipper, Inc.
   1 Year           19.52
                                               In addition to returns as of the close
Class B Shares                                 of the fiscal year, industry regulations      Investor Class shares' inception date
Inception (3/3/98)   8.91%                     require us to provide average annual       is 9/30/03. Returns since that date are
   5 Years          16.54                      total returns as of 6/30/04, the most      historical returns. All other returns
   1 Year           19.66                      recent calendar quarter-end.               are blended returns of historical
                                                                                          Investor Class share performance and
Class C Shares                                 AVERAGE ANNUAL TOTAL RETURNS               restated Class A share performance (for
Inception (5/1/95)  12.52%                     As of 6/30/04, including applicable        periods prior to the inception date of
   5 Years          16.76                      sales charges                              Investor Class shares) at net asset
   1 Year           23.64                                                                 value and reflect the higher Rule 12b-1
                                               Class A Shares                             fees applicable to Class A shares.
Class R Shares                                 Inception (12/31/96) 9.60%                 Class A shares' inception date is
Inception           10.18%                        5 Years          15.30                  12/31/96.
   5 Years          17.38                         1 Year           24.58
   1 Year           25.33                                                                    The performance of the fund's share
                                               Class B Shares                             classes will differ due to different
Investor Class Shares                          Inception (3/3/98)   8.87%                 sales charge structures and class
Inception           10.35%                        5 Years          15.41                  expenses. The performance data quoted
   5 Years          17.56                         1 Year           25.02                  represent past performance and cannot
   1 Year           25.55                                                                 guarantee comparable future results;
                                               Class C Shares                             current performance may be lower or
                                               Inception (5/1/95)  12.53%                 higher. Please visit AIMinvestments.com
                                                  5 Years          15.63                  for the most recent month-end
                                                  1 Year           29.01                  performance. Performance figures reflect
                                                                                          fund expenses, reinvested distributions
                                               Class R Shares                             and changes in net asset value.
                                               Inception           10.15%                 Investment return and principal value
                                                  5 Years          16.24                  will fluctuate so that you may have a
                                                  1 Year           30.59                  gain or loss when you sell shares.

                                               Investor Class Shares                         Class A share performance reflects
                                               Inception           10.32%                 the maximum 4.75% sales charge, and
                                                  5 Years          16.43                  Class B and Class C share performance
                                                  1 Year           30.90                  reflects the applicable contingent
                                                                                          deferred sales charge (CDSC) for the
                                               Class R shares' inception date is          period involved. The CDSC on Class B
                                               4/30/04. Returns since that date are       shares declines from 5% beginning at the
                                               historical returns. All other returns      time of purchase to 0% at the beginning
                                               are blended returns of historical Class    of the seventh year. The CDSC on Class C
                                               R share performance and restated Class A   shares is 1% for the first year after
                                               share performance (for periods prior to    purchase. Investor Class shares do not
                                               the inception date of Class R shares) at   have a front-end sales charge or a CDSC;
                                               net asset value, adjusted to reflect the   therefore, performance is at net asset
                                               higher Rule 12b-1 fees applicable to       value. Class R shares do not have a
                                               Class R shares. Class A shares'            front-end sales charge; returns shown
                                               inception date is 12/31/96.                are at net asset value and do not
                                                                                          reflect a 0.75% CDSC that may be imposed
                                                                                          on a total redemption of retirement plan
                                                                                          assets within the first year.

                                                                                             Had the advisor not waived fees
                                                                                          and/or reimbursed expenses in the past,
                                                                                          performance would have been lower.

===================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 7/31/04

AIM REAL ESTATE FUND

INSTITUTIONAL CLASS SHARES                  ========================================      Institutional Class shares have no sales
                                            AVERAGE ANNUAL TOTAL RETURNS                  charge; therefore, performance is at net
The following information has been          For periods ended 7/31/04                     asset value. Performance of
prepared to provide Institutional Class                                                   Institutional Class shares will differ
shareholders with a performance overview    Inception                       10.36%        from performance of other share classes
specific to their holdings.                 5 Years                         17.57         due to differing sales charges and class
Institutional Class shares are offered      1 Year                          25.65         expenses.
exclusively to institutional investors,     ========================================
including defined contribution plans                                                         Please note that past performance is
that meet certain criteria.                 ========================================      not indicative of future results. More
                                            AVERAGE ANNUAL TOTAL RETURNS                  recent returns may be more or less than
                                            For periods ended 6/30/04, most recent        those shown. All returns assume
                                            calendar quarter-end                          reinvestment of distributions at net
                                                                                          asset value. Investment return and
                                            Inception                       10.32%        principal value will fluctuate so your
                                            5 Years                         16.43         shares, when redeemed, may be worth more
                                            1 Year                          30.88         or less than their original cost. See
                                            ========================================      full report for information on
                                                                                          comparative benchmarks. Please consult
                                            Institutional Class shares' inception         your fund prospectus for more
                                            date is 4/30/04. Returns since that date      information. For the most current
                                            are historical returns. All other             month-end performance, please call
                                            returns are blended returns of                800-451-4246 or visit
                                            historical Institutional Class share          AIMinvestments.com.
                                            performance and restated Class A share
                                            performance (for periods prior to the
                                            inception date of Institutional Class
                                            shares) at net asset value and reflect
                                            the higher Rule 12b-1 fees applicable
                                            to Class A shares. Class A shares'
                                            inception date is 12/31/96.
                                            Institutional Class shares would have
                                            had different returns due to
                                            differences in the expense structure of
                                            the Institutional Class.



                                   Over for information on your fund's expenses.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

AIMinvestments.com     REA-INS-1  9/04     YOUR GOALS. OUR SOLUTIONS.            [AIM INVESTMENTS LOGO APPEARS HERE]
                                            --Registered Trademark--                    --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                     $1,000 (for example, an $8,600 account        other funds. To do so, compare this 5%
                                            value divided by $1,000 = 8.6), then          hypothetical example with the 5%
As a shareholder of the Fund, you incur     multiply the result by the number in the      hypothetical examples that appear in
ongoing costs, including management         table under the heading entitled "Actual      the shareholder reports of the other
fees; and other Fund expenses. This         Expenses Paid During Period" to estimate      funds.
Example is intended to help you             the expenses you paid on your account             Please note that the expenses shown
understand your ongoing costs (in           during this period.                           in the table are meant to highlight your
dollars) of investing in the Fund and to                                                  ongoing costs only. Therefore, the
compare these costs with ongoing costs      HYPOTHETICAL EXAMPLE FOR                      hypothetical information is useful in
of investing in other mutual funds. The     COMPARISON PURPOSES                           comparing ongoing costs only, and will
Example is based on an investment of                                                      not help you determine the relative
$1,000 invested at the beginning of the     The table below also provides                 total costs of owning different funds
period and held for the entire period       information about hypothetical account
February 1, 2004 - July 31, 2004.           values and hypothetical expenses based
                                            on the Fund's actual expense ratio and
ACTUAL EXPENSES                             an assumed rate of return of 5% per year
                                            before expenses, which is not the Fund's
The table below provides information        actual return. The hypothetical
about actual account values and actual      account values and expenses may not be
expenses. You may use the information in    used to estimate the actual ending
this table, together with the amount you    account balance or expenses you paid for
invested, to estimate the expenses that     the period. You may use this information
you paid over the period. Simply divide     to compare the ongoing costs of
your account value by                       investing in the Fund and


===========================================================================================================
                                                      ACTUAL                       HYPOTHETICAL
                                                                         (5% ANNUAL RETURN BEFORE EXPENSES)

                    BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES        ENDING ACCOUNT     EXPENSES
                         VALUE               VALUE         PAID DURING          VALUE         PAID DURING
                        (2/1/04)          (7/01/04)(1)      PERIOD(2)         (7/1/04)           PERIOD*
Institutional          $1,000.00           $1,048.20          $5.70           $1,019.29          $5.62


(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period February 1, 2004 to July 31, 2004 was 4.82% for Institutional Class shares.

(2) Expenses are equal to the Fund's annualized expense ratio of 1.12%
    multiplied by the average account value over the period, multiplied by
    182/366 (to reflect the one-half year period).
 =========================================================================================================

REA-INS-1  9/04

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS
  & OTHER EQUITY INTERESTS-95.45%

APARTMENTS-13.80%

Archstone-Smith Trust                             452,417   $ 13,314,632
------------------------------------------------------------------------
Avalonbay Communities, Inc.                       189,600     11,034,720
------------------------------------------------------------------------
BRE Properties, Inc.-Class A                      301,300     10,440,045
------------------------------------------------------------------------
Camden Property Trust                             129,400      5,823,000
------------------------------------------------------------------------
Canadian Apartment Properties Real Estate
  Investment Trust (Canada)                       314,500      3,005,041
------------------------------------------------------------------------
Equity Residential                                407,500     12,041,625
------------------------------------------------------------------------
Essex Property Trust, Inc.                        361,800     23,842,620
------------------------------------------------------------------------
Summit Properties Inc.                             99,200      2,559,360
------------------------------------------------------------------------
United Dominion Realty Trust, Inc.              1,041,400     20,192,746
========================================================================
                                                             102,253,789
========================================================================

DIVERSIFIED-5.92%

AEW Real Estate Income Fund                        41,200        683,508
------------------------------------------------------------------------
Gecina S.A. (France)(a)                            10,400        816,971
------------------------------------------------------------------------
Hang Lung Properties Ltd. (Hong Kong)(a)          693,000        953,429
------------------------------------------------------------------------
Hongkong Land Holdings Ltd. (Bermuda)(a)          525,000        955,442
------------------------------------------------------------------------
Mitsubishi Estate Co., Ltd. (Japan)(a)            178,000      2,021,993
------------------------------------------------------------------------
Mitsui Fudosan Co., Ltd. (Japan)(a)               182,000      2,022,251
------------------------------------------------------------------------
Sino Land Co. Ltd. (Hong Kong)(a)               1,660,000      1,041,772
------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Hong Kong)(a)       116,000        980,645
------------------------------------------------------------------------
Unibail (France)(a)                                10,000      1,047,664
------------------------------------------------------------------------
Vornado Realty Trust                              573,600     33,320,424
========================================================================
                                                              43,844,099
========================================================================

HEALTHCARE-0.95%

Ventas, Inc.                                      274,500      7,005,240
========================================================================

INDUSTRIAL PROPERTIES-11.14%

Catellus Development Corp.                        258,196      6,454,900
------------------------------------------------------------------------
CenterPoint Properties Trust                      764,600     29,345,348
------------------------------------------------------------------------
Keystone Property Trust-Series E, 7.38% Pfd.       32,500        815,750
------------------------------------------------------------------------
ProLogis                                        1,348,770     45,912,131
========================================================================
                                                              82,528,129
========================================================================

INDUSTRIAL/OFFICE MIXED-0.37%

Liberty Property Trust                             72,250      2,774,400
========================================================================

LODGING-RESORTS-9.15%

Equity Inns Inc.                                   11,400        103,398
------------------------------------------------------------------------
Fairmont Hotels & Resorts Inc. (Canada)           338,000      8,703,500
------------------------------------------------------------------------
Hilton Hotels Corp.                             1,064,200     18,974,686
------------------------------------------------------------------------
Host Marriott Corp.(b)                          1,278,500     16,556,575
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
LODGING-RESORTS-(CONTINUED)

LaSalle Hotel Properties                          254,700   $  6,555,978
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         375,000     16,875,000
========================================================================
                                                              67,769,137
========================================================================

OFFICE PROPERTIES-17.35%

Alexandria Real Estate Equities, Inc.             287,500     17,275,875
------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.-Series
  C, 8.38% Pfd.(b)                                 28,200        724,740
------------------------------------------------------------------------
Arden Realty, Inc.                                214,300      6,514,720
------------------------------------------------------------------------
Boston Properties, Inc.                           701,700     37,119,930
------------------------------------------------------------------------
Brandywine Realty Trust                           191,900      5,238,870
------------------------------------------------------------------------
Brookfield Properties Corp. (Canada)              218,900      6,709,285
------------------------------------------------------------------------
CarrAmerica Realty Corp.                          152,300      4,643,627
------------------------------------------------------------------------
Kilroy Realty Corp.                               206,200      7,299,480
------------------------------------------------------------------------
Mack-Cali Realty Corp.                            334,200     13,668,780
------------------------------------------------------------------------
SL Green Realty Corp.                             574,000     28,183,400
------------------------------------------------------------------------
Sophia (France)(a)                                 24,613      1,108,011
========================================================================
                                                             128,486,718
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.09%

St. Joe Co. (The)                                  15,000        645,300
========================================================================

REGIONAL MALLS-19.54%

Borealis Retail Real Estate Investment Trust
  (Canada)(a)                                     124,400      1,085,686
------------------------------------------------------------------------
General Growth Properties, Inc.                 1,583,800     47,640,704
------------------------------------------------------------------------
Klepierre (France)(a)                              26,500      1,763,109
------------------------------------------------------------------------
Liberty International PLC (United Kingdom)(a)      76,300      1,105,766
------------------------------------------------------------------------
Macerich Co. (The)                                495,600     23,739,240
------------------------------------------------------------------------
Mills Corp. (The)                                 213,600      9,740,160
------------------------------------------------------------------------
Rouse Co. (The)                                   274,900     13,415,120
------------------------------------------------------------------------
Simon Property Group, Inc.                        896,700     46,278,687
========================================================================
                                                             144,768,472
========================================================================

SELF STORAGE-1.87%

Public Storage, Inc.                              132,600      6,249,438
------------------------------------------------------------------------
Shurgard Storage Centers, Inc.-Class A            204,700      7,573,900
========================================================================
                                                              13,823,338
========================================================================

SHOPPING CENTERS-12.17%

Capital & Regional PLC (United Kingdom)(a)        164,800      1,601,770
------------------------------------------------------------------------
Chelsea Property Group, Inc.                      526,300     34,272,656
------------------------------------------------------------------------
Developers Diversified Realty Corp.               683,100     24,509,628
------------------------------------------------------------------------
Eurocommercial Properties N.V.
  (Netherlands)(a)                                 52,500      1,607,966
------------------------------------------------------------------------
Federal Realty Investment Trust                   146,500      6,182,300
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
SHOPPING CENTERS-(CONTINUED)

Japan Retail Fund Investment Corp. (Japan)            200   $  1,393,948
------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.               150,500      7,615,300
------------------------------------------------------------------------
Regency Centers Corp.                             190,800      8,109,000
------------------------------------------------------------------------
Urstadt Biddle Properties-Class A                 359,600      4,876,176
========================================================================
                                                              90,168,744
========================================================================

SPECIALTY PROPERTIES-3.10%

American Financial Realty Trust                   366,000      4,849,500
------------------------------------------------------------------------
Entertainment Properties Trust                    153,200      5,417,152
------------------------------------------------------------------------
Plum Creek Timber Co., Inc.                       404,100     12,680,658
========================================================================
                                                              22,947,310
========================================================================
    Total Real Estate Investment Trusts,
      Common Stocks & Other Equity Interests
      (Cost $558,700,108)                                    707,014,676
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MONEY MARKET FUNDS-4.10%

Liquid Assets Portfolio-Institutional
  Class(c)                                     15,196,858   $ 15,196,858
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    15,196,858     15,196,858
========================================================================
    Total Money Market Funds (Cost
      $30,393,716)                                            30,393,716
========================================================================
TOTAL INVESTMENTS-99.55% (Cost $589,093,824)                 737,408,392
========================================================================
OTHER ASSETS LESS LIABILITIES-0.45%                            3,320,263
========================================================================
NET ASSETS-100.00%                                          $740,728,655
________________________________________________________________________
========================================================================

Investment Abbreviations:

Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at July 31, 2004 was $18,112,475, which represented 2.46% of the Fund's total investments. See Note 1A.
(b) Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $558,700,108)                                $707,014,676
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $30,393,716)                             30,393,716
===========================================================
    Total investments (cost $589,093,824)       737,408,392
===========================================================
Receivables for:
  Investments sold                                4,416,592
-----------------------------------------------------------
  Fund shares sold                                4,225,926
-----------------------------------------------------------
  Dividends                                         938,437
-----------------------------------------------------------
  Amount due from advisor                             1,574
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   43,880
-----------------------------------------------------------
Other assets                                         76,442
===========================================================
    Total assets                                747,111,243
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           5,073,294
-----------------------------------------------------------
  Fund shares reacquired                            635,652
-----------------------------------------------------------
  Deferred compensation and retirement plans         50,900
-----------------------------------------------------------
Accrued distribution fees                           371,083
-----------------------------------------------------------
Accrued trustees' fees                                1,512
-----------------------------------------------------------
Accrued transfer agent fees                         243,148
-----------------------------------------------------------
Accrued operating expenses                            6,999
===========================================================
    Total liabilities                             6,382,588
===========================================================
Net assets applicable to shares outstanding    $740,728,655
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $593,667,136
-----------------------------------------------------------
Undistributed net investment income                (282,197)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                       (970,978)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies             148,314,694
===========================================================
                                               $740,728,655
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $418,244,144
___________________________________________________________
===========================================================
Class B                                        $174,671,695
___________________________________________________________
===========================================================
Class C                                        $116,871,507
___________________________________________________________
===========================================================
Class R                                        $     24,018
___________________________________________________________
===========================================================
Investor Class                                 $ 29,896,022
___________________________________________________________
===========================================================
Institutional Class                            $  1,021,269
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          19,533,763
___________________________________________________________
===========================================================
Class B                                           8,132,563
___________________________________________________________
===========================================================
Class C                                           5,451,994
___________________________________________________________
===========================================================
Class R                                               1,122
___________________________________________________________
===========================================================
Investor Class                                    1,397,090
___________________________________________________________
===========================================================
Institutional Class                                  47,684
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      21.41
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.41 divided by
      95.25%)                                  $      22.48
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      21.48
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      21.44
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      21.41
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
    share                                      $      21.40
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      21.42
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $146,106)        $ 21,440,166
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       337,477
==========================================================================
    Total investment income                                     21,777,643
==========================================================================

EXPENSES:

Advisory fees                                                    5,126,831
--------------------------------------------------------------------------
Administrative services fees                                       164,380
--------------------------------------------------------------------------
Custodian fees                                                      71,292
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        1,046,782
--------------------------------------------------------------------------
  Class B                                                        1,563,583
--------------------------------------------------------------------------
  Class C                                                          921,397
--------------------------------------------------------------------------
  Class R                                                               17
--------------------------------------------------------------------------
  Investor Class                                                    59,514
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, R and Investor             1,573,643
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                             120
--------------------------------------------------------------------------
Trustees' and retirement fees                                       18,486
--------------------------------------------------------------------------
Other                                                              487,109
==========================================================================
    Total expenses                                              11,033,154
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (62,917)
==========================================================================
    Net expenses                                                10,970,237
==========================================================================
Net investment income                                           10,807,406
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                         23,066,938
--------------------------------------------------------------------------
  Foreign currencies                                              (207,285)
==========================================================================
                                                                22,859,653
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         78,908,970
--------------------------------------------------------------------------
  Foreign currencies                                                (2,145)
==========================================================================
                                                                78,906,825
==========================================================================
Net gain from investment securities and foreign currencies     101,766,478
==========================================================================
Net increase in net assets resulting from operations          $112,573,884
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 10,807,406    $  6,774,304
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          22,859,653      (4,106,860)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           78,906,825      48,777,546
==========================================================================================
    Net increase in net assets resulting from operations       112,573,884      51,444,990
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (7,298,271)     (3,329,708)
------------------------------------------------------------------------------------------
  Class B                                                       (2,846,339)     (2,034,884)
------------------------------------------------------------------------------------------
  Class C                                                       (1,662,526)     (1,070,734)
------------------------------------------------------------------------------------------
  Class R                                                              (57)             --
------------------------------------------------------------------------------------------
  Investor Class                                                  (550,046)             --
------------------------------------------------------------------------------------------
  Institutional Class                                               (3,372)             --
==========================================================================================
    Decrease in net assets resulting from distributions        (12,360,611)     (6,435,326)
==========================================================================================
Share transactions-net:
  Class A                                                      189,546,124      70,728,483
------------------------------------------------------------------------------------------
  Class B                                                       22,366,994      37,706,329
------------------------------------------------------------------------------------------
  Class C                                                       35,706,292      18,496,500
------------------------------------------------------------------------------------------
  Class R                                                           23,011              --
------------------------------------------------------------------------------------------
  Investor Class                                                26,243,845              --
------------------------------------------------------------------------------------------
  Institutional Class                                              987,334              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              274,873,600     126,931,312
==========================================================================================
    Net increase in net assets                                 375,086,873     171,940,976
==========================================================================================

NET ASSETS:

  Beginning of year                                            365,641,782     193,700,806
==========================================================================================
  End of year (including undistributed net investment income of $(282,197) and $574,152 for 2004 and 2003,
    respectively)                                             $740,728,655    $365,641,782
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Real Estate Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve high total return. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $6,438.

    For the year ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $44,513 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $164,380 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended July 31, 2004, AISI retained $717,633 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of the Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C, Class R and Investor Class shares paid $1,046,782, $1,563,583, $921,397, $17 and $54,868, respectively. AIM reimbursed
$4,646 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees of the INVESCO Real Estate Opportunity Fund paid to INVESCO Distributors, Inc., the prior distributor of INVESCO Real Estate Opportunity Fund, an AIM affiliate.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2004, AIM Distributors advised the Fund that it retained $370,490 in front-end sales commissions from the sale of Class A shares and $92,514, $17,209, $28,683 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                      UNREALIZED
                 MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION    MARKET VALUE    DIVIDEND     REALIZED
FUND               07/31/03         AT COST         FROM SALES      (DEPRECIATION)     07/31/04       INCOME     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $ 9,094,930     $114,648,856     $(108,546,928)       $   --        $15,196,858    $171,038      $   --
----------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             9,094,930      114,648,856      (108,546,928)           --         15,196,858     166,439          --
============================================================================================================================
  Total           $18,189,860     $229,297,712     $(217,093,856)       $   --        $30,393,716    $337,477      $   --
============================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $6,855 and credits in custodian fees of $465 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $7,320.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $4,992 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                 2004           2003
---------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $12,215,228    $6,435,326
---------------------------------------------------------------------------------------
Distributions paid from long-term gain                            145,383            --
=======================================================================================
Total distributions paid                                      $12,360,611    $6,435,326
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed long-term gain                                  $  5,176,922
--------------------------------------------------------------------------
Unrealized appreciation -- investments                         147,095,883
--------------------------------------------------------------------------
Temporary book/tax differences                                     (42,450)
--------------------------------------------------------------------------
Capital loss carryforward                                       (5,168,836)
--------------------------------------------------------------------------
Shares of beneficial interest                                  593,667,136
==========================================================================
Total net assets                                              $740,728,655
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable to losses on wash sales and realization of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $126.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2004 to utilizing $1,941,450 of capital loss carryforward in the fiscal year ended July 31, 2005.

    The Fund utilized $9,997,450 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD
--------------------------------------------------------------------------
July 31, 2006                                                 $ 1,240,191
--------------------------------------------------------------------------
July 31, 2007                                                   1,790,021
--------------------------------------------------------------------------
July 31, 2009                                                   2,138,624
==========================================================================
Total capital loss carryforward                               $ 5,168,836
__________________________________________________________________________
==========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003 the date of the reorganization of INVESCO Real Estate Opportunity Fund are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $367,353,943 and $150,429,167, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $148,062,627
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (966,870)
==============================================================================
Net unrealized appreciation of investment securities             $147,095,757
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $590,312,635.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, distribution reclassifications, non-deductible reorganization expenses and passive foreign investment company reclassifications, on July 31, 2004, undistributed net investment income was increased by $717,942, undistributed net realized gain (loss) was decreased by $1,496,962 and shares of beneficial interest increased by $779,020. Further, as a result of tax deferrals acquired in the reorganization of INVESCO Real Estate Opportunity Fund into the Fund on November 24, 2003, undistributed net investment income was decreased by $21,086, undistributed net realized gain (loss) was decreased by $6,682,753 and shares of beneficial interest increased by $6,703,839. These reclassifications had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                              ---------------------------------------------------------
                                                                         2004                           2003
                                                              ---------------------------    --------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     14,903,883    $ 299,751,365    10,040,616    $153,310,327
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,321,613       66,077,962     4,612,513      69,835,946
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,156,809       63,545,923     2,144,150      32,601,275
-----------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                       1,119           22,954            --              --
-----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                              930,779       19,266,503            --              --
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                          48,081          995,692            --              --
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        338,725        6,808,828       199,768       3,041,849
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        126,922        2,528,943       118,414       1,804,757
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         73,282        1,463,058        60,550         921,382
-----------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                           3               57            --              --
-----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               25,309          521,885            --              --
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                             162            3,372            --              --
=======================================================================================================================
Issued in connection with acquisitions:(c)
  Class A                                                        601,377       11,125,322            --              --
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         14,428          267,736            --              --
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        122,102        2,261,014            --              --
-----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            1,476,425       27,304,798            --              --
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        312,257        6,275,053       158,310       2,459,992
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (311,271)      (6,275,053)     (157,917)     (2,459,992)
=======================================================================================================================
Reacquired:
  Class A                                                     (6,786,421)    (134,414,444)   (5,900,039)    (88,083,685)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,032,387)     (40,232,594)   (2,108,225)    (31,474,382)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,590,589)     (31,563,703)     (986,180)    (15,026,157)
-----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                           (1,035,423)     (20,849,341)           --              --
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                            (559)         (11,730)           --              --
=======================================================================================================================
                                                              13,696,626    $ 274,873,600     8,181,960    $126,931,312
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) Class R shares and Institutional Class shares commenced sales on April 30, 2004.
(b)  Investor Class shares commenced sales on September 30, 2003.
(c) As of the open of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO Real Estate Opportunity Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Real Estate Opportunity Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 2,214,332 shares of the Fund for 4,386,619 shares of INVESCO Real Estate Opportunity Fund outstanding as of the close of business November 21, 2003. INVESCO Real Estate Opportunity Fund's net assets at that date of $40,958,870 including $5,430,748 of unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $427,505,213.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                    -----------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                                 YEAR ENDED JULY 31,                    ENDED         YEAR ENDED
                                                    ---------------------------------------------      JULY 31,      DECEMBER 31,
                                                      2004           2003       2002       2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  17.50       $  15.25    $ 13.56    $ 13.04      $ 10.61         $ 11.46
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.44(a)        0.45(a)    0.47(a)    0.50         0.30(a)         0.42
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                         3.97           2.24       1.68       0.54         2.38           (0.75)
=================================================================================================================================
    Total from investment operations                    4.41           2.69       2.15       1.04         2.68           (0.33)
=================================================================================================================================
Less dividends from net investment income              (0.50)         (0.44)     (0.46)     (0.52)       (0.25)          (0.52)
=================================================================================================================================
Net asset value, end of period                      $  21.41       $  17.50    $ 15.25    $ 13.56      $ 13.04         $ 10.61
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        25.46%         18.12%     16.10%      8.23%       25.61%          (2.88)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $418,244       $177,901    $86,411    $28,400      $23,187         $16,279
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements        1.65%(c)       1.72%      1.77%      1.63%        1.62%(d)        1.61%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                      1.66%(c)       1.72%      1.77%      1.79%        2.05%(d)        1.73%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                2.17%(c)       2.97%      3.25%      3.88%        4.49%(d)        3.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                28%            87%        77%        85%          39%             52%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not include sales charges and are not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $299,080,683.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                       CLASS B
                                                    -----------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                                 YEAR ENDED JULY 31,                    ENDED         YEAR ENDED
                                                    ---------------------------------------------      JULY 31,      DECEMBER 31,
                                                      2004           2003       2002       2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  17.55       $  15.29    $ 13.59    $ 13.07      $ 10.64          $11.48
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.30(a)        0.36(a)    0.38(a)    0.41         0.25(a)         0.32
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                         3.99           2.24       1.68       0.53         2.39           (0.72)
=================================================================================================================================
    Total from investment operations                    4.29           2.60       2.06       0.94         2.64           (0.40)
=================================================================================================================================
Less dividends from net investment income              (0.36)         (0.34)     (0.36)     (0.42)       (0.21)          (0.44)
=================================================================================================================================
Net asset value, end of period                      $  21.48       $  17.55    $ 15.29    $ 13.59      $ 13.07          $10.64
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        24.66%         17.37%     15.40%      7.42%       25.08%          (3.53)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $174,672       $123,093    $69,557    $16,917      $12,722          $9,839
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements        2.30%(c)       2.37%      2.41%      2.36%        2.37%(d)        2.35%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                      2.31%(c)       2.37%      2.41%      2.43%        2.70%(d)        2.37%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                1.52%(c)       2.32%      2.61%      3.15%        3.73%(d)        2.96%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                28%            87%        77%        85%          39%             52%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not include sales charges and are not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $156,358,242.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                      CLASS C
                                                    ----------------------------------------------------------------------------
                                                                                                    SEVEN MONTHS
                                                                YEAR ENDED JULY 31,                    ENDED         YEAR ENDED
                                                    --------------------------------------------      JULY 31,      DECEMBER 31,
                                                      2004          2003       2002       2001          2000            1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  17.52       $ 15.26    $ 13.57    $ 13.05      $ 10.62         $ 11.46
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.30(a)       0.36(a)    0.38(a)    0.41         0.25(a)         0.33(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                         3.98          2.24       1.67       0.53         2.39           (0.73)
================================================================================================================================
    Total from investment operations                    4.28          2.60       2.05       0.94         2.64           (0.40)
================================================================================================================================
Less dividends from net investment income              (0.36)        (0.34)     (0.36)     (0.42)       (0.21)          (0.44)
================================================================================================================================
Net asset value, end of period                      $  21.44       $ 17.52    $ 15.26    $ 13.57      $ 13.05         $ 10.62
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                        24.64%        17.41%     15.35%      7.43%       25.13%          (3.54)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $116,872       $64,648    $37,733    $22,722      $20,306         $19,992
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements        2.30%(c)      2.37%      2.41%      2.36%        2.37%(d)        2.35%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                      2.31%(c)      2.37%      2.41%      2.43%        2.70%(d)        2.37%
================================================================================================================================
Ratio of net investment income to average net
  assets                                                1.52%(c)      2.32%      2.61%      3.15%        3.73%(d)        2.96%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(e)                                28%           87%        77%        85%          39%             52%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not include sales charges and are not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $92,139,727.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                INVESTOR CLASS
                                                              ------------------
                                                              SEPTEMBER 30, 2003
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                   JULY 31,
                                                                     2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 18.18
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.39(a)
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              3.25
================================================================================
    Total from investment operations                                  3.64
================================================================================
Less dividends from net investment income                            (0.42)
================================================================================
Net asset value, end of period                                     $ 21.40
________________________________________________________________________________
================================================================================
Total return(b)                                                      20.13%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $29,896
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.51%(c)
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.54%(c)
================================================================================
Ratio of net investment income to average net assets                  2.31%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(d)                                              28%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $26,336,504.
(d)  Not annualized for periods less than one year.

                                                                 CLASS R
                                                              --------------
                                                              APRIL 30, 2004
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                                 JULY 31,
                                                                   2004
----------------------------------------------------------------------------
Net asset value, beginning of period                              $19.34
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.11(a)
----------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            2.07
============================================================================
    Total from investment operations                                2.18
============================================================================
Less dividends from net investment income                          (0.11)
============================================================================
Net asset value, end of period                                    $21.41
____________________________________________________________________________
============================================================================
Total return(b)                                                    11.29%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $   24
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.72%(c)
----------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.73%(c)
============================================================================
Ratio of net investment income to average net assets                2.10%(c)
____________________________________________________________________________
============================================================================
Portfolio turnover rate(d)                                            28%
____________________________________________________________________________
============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $13,314.
(d)  Not annualized for periods less than one year.

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                APRIL 30, 2004
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                   JULY 31,
                                                                     2004
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $19.34
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.14(a)
---------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              2.08
=================================================================================
    Total from investment operations                                  2.22
=================================================================================
Less dividends from net investment income                            (0.14)
=================================================================================
Net asset value, end of period                                      $21.42
_________________________________________________________________________________
=================================================================================
Total return(b)                                                      11.50%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $1,021
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.12%(c)
---------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.13%(c)
=================================================================================
Ratio of net investment income to average net assets                  2.70%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate(d)                                              28%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $467,195.
(d)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the

Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Real Estate Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Real Estate Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Real Estate Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -S- ERNST & YOUNG LLP
September 17, 2004

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Real Estate Fund, a portfolio of AIM Investment Securities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

(2)* To approve an Agreement and Plan of Reorganization which provides for the restructuring of AIM Real Estate Fund and AIM Advisor Funds' other series portfolio, AIM International Core Equity Fund, as new series portfolios of AIM Investment Securities Funds, an existing open-end management investment company organized as a Delaware statutory trust and, in connection therewith, the sale of all of AIM Real Estate Fund's assets and the termination of AIM Real Estate Fund as a designated series of AIM Advisor Funds.

                                                                                     WITHHOLDING
       TRUSTEES/ MATTER                                              VOTES FOR        AUTHORITY
------------------------------------------------------------------------------------------------
(1)*   Bob R. Baker................................................  19,911,930        258,428
       Frank S. Bayley.............................................  19,911,287        259,071
       James T. Bunch..............................................  19,914,713        255,645
       Bruce L. Crockett...........................................  19,914,891        255,467
       Albert R. Dowden............................................  19,902,546        267,812
       Edward K. Dunn, Jr..........................................  19,914,277        256,081
       Jack M. Fields..............................................  19,910,651        259,707
       Carl Frischling.............................................  19,901,118        269,240
       Robert H. Graham............................................  19,914,350        256,008
       Gerald J. Lewis.............................................  19,900,254        270,104
       Prema Mathai-Davis..........................................  19,915,359        254,999
       Lewis F. Pennock............................................  19,915,171        255,187
       Ruth H. Quigley.............................................  19,905,973        264,385
       Louis S. Sklar..............................................  19,914,763        255,595
       Larry Soll, Ph.D............................................  19,915,179        255,179
       Mark H. Williamson..........................................  19,916,474        253,884

                                                                                     VOTES        WITHHELD/
       MATTER                                                        VOTES FOR      AGAINST      ABSTENTIONS
------------------------------------------------------------------------------------------------------------
(2)*   Approval of an Agreement and Plan of Reorganization which     4,702,740      204,840      9,726,989**
       provides for the restructuring of AIM Real Estate Fund and
       AIM Advisor Funds' other series portfolio, AIM International
       Core Equity Fund, as new series portfolios of AIM Investment
       Securities Funds, an existing open-end management investment company organized as a Delaware statutory trust and, in
       connection therewith, the sale of all of AIM Real Estate
       Fund's assets and the termination of AIM Real Estate Fund as a designated series of AIM Advisor Funds....................

 * Proposal required approval by a combined vote of all the portfolios of AIM Investment Securities Funds.

** Includes Broker Non-Votes.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of May 31, 2004

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.   None
  Trustee, Chairman and                             (financial services holding company); Director and
  President                                         Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1992             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee                                           (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of May 31, 2004

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1990               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (California)
  Trustee
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1990               Executive Vice President, Development and Operations, Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President,                               Counsel, A I M Management Group Inc. (financial services
  Secretary and Chief Legal                            holding company) and A I M Advisors, Inc.; Director and Vice
  Officer                                              President, INVESCO Distributors, Inc.; Vice President, A I M
                                                       Capital Management, Inc., A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director, Vice President and
                                                       General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           2004               Managing Director, Chief Fixed Income Officer and Senior
  Vice President                                       Investment Officer, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Director of Money Market Research and
  Vice President                                       Special Projects, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox(3) -- 1943        1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
                                                       Formerly: Senior Vice President, AIM Investment Services,
                                                       Inc.; and Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1992               Director of Cash Management, Managing Director and Chief
  Vice President                                       Cash Management Officer, A I M Capital Management, Inc;
                                                       Director and President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           2002               Director and Executive Vice President, A I M Management
  Vice President                                       Group, Inc., Director and Senior Vice President, A I M
                                                       Advisors, Inc., and Director, Chairman, President, Director
                                                       of Investments, Chief Executive Officer and Chief Investment
                                                       Officer, A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
--------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.
-------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942               None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President,
  Secretary and Chief Legal
  Officer
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox(3) -- 1943       N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

(3) Mr. Cox resigned from the Trust effective September 17, 2004 and Lisa Brinkley was appointed as the Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND             INVESTMENT ADVISOR         DISTRIBUTOR          AUDITORS             SUB-ADVISOR
11 Greenway Plaza              A I M Advisors, Inc.       A I M Distributors,  Ernst & Young LLP    INVESCO Institutional
Suite 100                      11 Greenway Plaza          Inc.                 5 Houston Center     (N.A.), Inc.
Houston, TX                    Suite 100                  11 Greenway Plaza    1401 McKinney,       INVESCO Realty
77046-1173                     Houston, TX 77046-1173     Suite 100            Suite 1200           Advisors Division
                                                          Houston, TX          Houston, TX          Three Galleria Tower
                                                          77046-1173           77010-4035           Suite 500
                                                                                                    11351 Noel Road
                                                                                                    Dallas, TX 75240

COUNSEL TO THE FUND            COUNSEL TO THE TRUSTEES    TRANSFER AGENT       CUSTODIAN
Ballard Spahr                  Kramer, Levin, Naftalis &  AIM Investment       State Street Bank
Andrews &                      Frankel LLP                Services, Inc.       and
Ingersoll, LLP                 919 Third Avenue           P.O. Box 4739        Trust Company
1735 Market Street             New York, NY 10022-3852    Houston, TX          225 Franklin Street
Philadelphia, PA 19103-7599                               77210-4739           Boston, MA
                                                                               02110-2801

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2004, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $985,383 for the Fund's tax year ended July 31, 2004.

For its tax year ended July 31, 2004, the Fund designated 0%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual percentages for the calendar year will be designated in the Fund's year end tax statement.

                                      YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
--------------------------------------------------------------------------------------
Mutual  Retirement   Annuities  College  Separately  Offshore  Alternative  Cash                [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products                Savings  Managed     Products  Investments  Management               --Registered Trademark--
                                Plans    Accounts
--------------------------------------------------------------------------------------





If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.




AIMinvestments.com               REA-AR-1               A I M Distributors, Inc.

                                                        AIM SHORT TERM BOND FUND
                                   Annual Report to Shareholders o July 31, 2004

                                 [COVER IMAGE]

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

===================================================================================================================================
AIM SHORT TERM BOND FUND SEEKS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 7/31/04 and is based on total net assets.
===================================================================================================================================

ABOUT SHARE CLASSES                          o A direct investment cannot be made in       A description of the policies and proce-
                                             an index. Unless otherwise indicated,         dures that the fund uses to determine
o Class R shares are available only to       index results include reinvested              how to vote proxies relating to
certain retirement plans. Please see the     dividends, and they do not reflect sales      portfolio securities is available
prospectus for more information.             charges. Performance of an index of           without charge, upon request, from our
                                             funds reflects fund expenses;                 Client Services department at
PRINCIPAL RISKS OF INVESTING IN THE FUND     performance of a market index does not.       800-959-4246, or on the AIM Web site,
                                                                                           AIMinvestments.com. On the home page,
o The fund may invest a portion of its       OTHER INFORMATION                             scroll down and click on AIM Funds Proxy
assets in mortgage-backed securities,                                                      Policy. The information is also
which may lose value if mortgages are        o The average credit quality of the           available on the Securities and Exchange
prepaid in response to falling interest      fund's holdings as of the close of the        Commission's Web site, sec.gov.
rates.                                       reporting period represents the weighted
                                             average quality rating of the securities      Information regarding how the fund voted
o Portfolio turnover is greater than         in the portfolio as assigned by               proxies related to its portfolio
that of most funds, which may affect         Nationally Recognized Statistical Rating      securities during the 12 months ended
performance.                                 Organizations based on assessment of the      6/30/04 is available at our Web site. Go
                                             credit quality of the individual              to AIMinvestments.com, access the About
ABOUT INDEXES USED IN THIS REPORT            securities.                                   Us tab, click on Required Notices and
                                                                                           then click on Proxy Voting Activity.
o The unmanaged Standard & Poor's            o The returns shown in the Management's       Next, select your fund from the
Composite Index of 500 Stocks (the S&P       Discussion of Fund Performance are based      drop-down menu.
500--Registered Trademark-- Index) is an     on net asset values calculated for
index of common stocks frequently used       shareholder transactions. Generally
as a general measure of U.S. stock           accepted accounting principles require
market performance.                          adjustments to be made to the net assets
                                             of the fund at period end for financial
o The unmanaged Lehman U.S. Aggregate        reporting purposes, and as such, the net
Bond Index (the Lehman Aggregate), which     asset values for shareholder
represents the U.S. investment-grade         transactions and the returns based on
fixed-rate bond market (including            those net asset values may differ from
government and corporate securities,         the net asset values and returns
mortgage pass-through securities and         reported in the Financial Highlights.
asset-backed securities), is compiled by
Lehman Brothers, a global investment         o Industry classifications used in this
bank.                                        report are generally according to the
                                             Global Industry Classification Standard,
o The unmanaged Lehman 1-3 Year              which was developed by and is the
Government/Credit Bond Index, which          exclusive property and a service mark of
represents the performance of short-term     Morgan Stanley Capital International
government and investment-grade              Inc. and Standard & Poor's.
corporate debt securities, is compiled
by Lehman Brothers, a global investment
bank.

o The unmanaged Lipper Short Investment
Grade Fund Index represents an average
of the 30 largest short investment grade bond funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The fund is not managed to track the
performance of any particular index,
including the indexes defined here, and
consequently, the performance of the
fund may deviate significantly from the
performance of the indexes.



=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF              After a brisk run-up in 2003, markets seemed to pause in
ROBERT H.           2004 in what appeared to be a holding pattern. During the
GRAHAM]             12-month period covered by this report, market sentiment
                    shifted from enthusiasm over an economic recovery to
ROBERT H. GRAHAM    caution. Rising interest rates, inflation--especially in
                    surging oil prices--the war on terrorism and the upcoming presidential election created uncertainty in the markets, resulting in relatively flat returns year to date in 2004 and a downturn in July.

                    This pattern was especially evident in the equity markets. The S&P 500 Index gained 13.16% over the 12 months ending July 31, 2004, but much of the upswing occurred in the latter part of 2003. Year-to-date as of July 31, 2004, the
S&P 500 Index returned 0.02%. Performance declined in July, with the index returning -3.31% for the month.

   The fiscal year proved especially challenging for the fixed-income market, especially near the end of the reporting period. Stronger-than-expected employment growth, an increase in inflation and the anticipation of a rate hike by the Federal Reserve caused a sell-off in the bond market during the second quarter of 2004. The Lehman U.S. Aggregate Bond Index returned 4.84% for the fiscal year covered by this report, but only 1.14% year-to-date as of July 31, 2004. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

   In a period of uncertainty like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.34% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.24%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

   For information on how your fund performed and was managed during the fiscal year covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   Shareholders were recently sent a prospectus supplement and question and answer document pertaining to settlement agreements among AIM and INVESCO with the Attorneys General of Colorado and New York and the U.S. Securities and Exchange Commission (SEC) to resolve market-timing investigations. We will continue to post updates on our Web site, AIMinvestments.com, as information becomes available.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM
Investments--Servicemark--. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/S/ ROBERT H. GRAHAM
------------------------------
Robert H. Graham
Chairman and President
September 15, 2004

* Average annual total returns, July 31, 1979, to July 31, 2004.
Source: Lipper, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND PROVIDED POSITIVE RETURN IN                                                           measure of a bond fund's price
RISING INTEREST-RATE ENVIRONMENT                                                           sensitivity to changes in interest
                                                                                           rates. It also takes into account
For the fiscal year ended July 31, 2004,     decisions brought added volatility to         mortgage prepayments, puts, adjustable
AIM Short Term Bond Fund's Class C           bond markets.                                 coupons and potential call dates. By
shares returned 2.44% at net asset                                                         maintaining a fund portfolio with a
value. The performance of other share                                                      short duration, we seek to mitigate
classes and related benchmark indexes is        The Federal Reserve (the Fed) left         interest-rate risk.
shown in the table on page 3.                the federal funds target rate at 1.00%
                                             for the first 11 months of the fund's            Throughout the fiscal year, our
   The fund's broad based index, the         fiscal year. In general, economic             strategy has been to keep the duration
Lehman U.S. Aggregate Bond Index,            improvement continued throughout the          of the fund lower than the duration of
returned 4.84% for the same period. The      12-month period. The nation's gross           the fund's style-specific benchmark
return of the Lehman Aggregate               domestic product expanded at an               index, the Lehman 1-3 Year
represents the investment-grade bond         annualized rate of 7.4% in the third          Government/Credit Bond Index. During
market as a whole, and it includes bonds     quarter of 2003, 4.2% in the fourth           most of the period, the fund's duration
of much longer maturities. Bonds of          quarter, 4.5% in the first quarter of         was shorter than the benchmark. As of
longer maturities typically carry higher     2004, and 2.8% in the second quarter,         July 31, 2004, the two were nearly
interest rates to compensate the             according to revised figures from the         matched. The fund's effective duration
investor for the willingness to commit       U.S. Department of Commerce.                  was 1.84 years, while the benchmark's
to a longer payback and greater                                                            effective duration was 1.80 years.
interest-rate risk. The fund                    In early April 2004, the Labor
outperformed its style-specific              Department reported a sharp increase in          Inherent in a short-duration strategy
benchmark, the Lehman 1-3 Year               the number of jobs created in March. As       is the risk of reduced income. We
Government/Credit Bond Index and its         expectations rose for economic growth         believe that the risk of reduced income
peer group index, the Lipper Short           accompanied by inflation, the bond            is preferable to the greater exposure to
Investment Grade Fund Index, which           market suffered one of its worst              interest-rate risk that accompanies
returned 1.86% and 1.92%, respectively.      three-month periods in the last decade.       longer duration strategies.
The fund's shorter duration and
overweight position in corporate bonds          In its mid-June Beige Book report,            One of the ways we manage duration is
vs. the benchmarks were the main con-        the Fed said that economic activity in        to purchase corporate bonds with very
tributors to its outperformance.             April and May 2004 continued to expand        short maturities. Another way we managed
                                             nationwide. The Fed voted on June 30,         duration during the period was by using
MARKET CONDITIONS                            2004, to raise the rate by 25 basis           bond futures. As stated in the fund's
                                             points (0.25%) to 1.25%--its first rate       prospectus, the fund may use futures and
During the fund's fiscal year, the fixed     increase in four years.                       options, and employing bond futures is a
income market sustained a high degree of                                                   way to efficiently and effectively
volatility. Investors who were               YOUR FUND                                     manage duration.
disenchanted with minimal returns from
money market funds often viewed              Your fund is a targeted duration fund.           Throughout the period, we invested
short-term bond funds as a higher            As stated in the fund prospectus, under       the largest portion of the fund's
yielding alternative. Their on-again,        normal conditions, the fund's effective       portfolio in corporate bonds. At the
off-again investment                         duration, as estimated by the portfolio       end of the fiscal year, corporate bonds
                                             managers, will be less than three years.      made up 62.5% of the fund's portfolio.
                                             Effective duration is a                       Approximately 34% was invested in
                                                                                           mortgage-backed securities. By contrast,
                                                                                           as of July 31, 2004, the Lehman U.S.
                                                                                           Government/



===================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 FIXED INCOME ISSUERS*                  TOP 10 INDUSTRIES*

By investment type and based on total         1. Federal National Mortgage                  1. U.S. Mortgage-Backed
investments                                      Association (FNMA)              16.5%         Securities                     34.1%
(excludes money market fund holdings)
                                              2. Government National Mortgage               2. Consumer Finance                8.1
           [PIE CHART]                           Association (GNMA)              11.5
                                                                                            3. Diversified Banks               6.5
                                              3. Federal Home Loan Mortgage
Mortgage-backed Bonds, Domestic    34.5%         Corp. (FHLMC)                    7.5       4. Other Diversified Financial
                                                                                               Services                        6.1
Corporate Bonds, Domestic          48.9%      4. General Motors Acceptance Corp.  3.3
                                                                                            5. Broadcasting & Cable TV         5.8
Corporate Bonds, International     13.6%      5. Continental Cablevision, Inc.    2.3
                                                                                            6. Electric Utilities              4.6
Other                               3.0%      6. Ford Motor Credit Co.            2.1
                                                                                            7. Homebuilding                    2.9
                                              7. Wells Fargo Bank, N.A.           2.0
                                                                                            8. Gas Utilities                   2.2
                                              8. Santander Financial Issuances
                                                 (Cayman Islands)                 1.9       9. Trucking                        2.2

                                              9. Pemex Finance Ltd.                        10. Regional Banks                  2.2
                                                 (Cayman Islands)                 1.5

                                             10. Citicorp Lease                   1.5

* Excludes money market fund holdings and based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

Credit Bond Index, of which the Lehman          We maintained a portfolio designed                         JAN H. FRIEDLI
1-3 Year Government/Credit Bond Index is     for investors who want to limit their                         Mr. Friedli is lead
a subset, contained 34.0% corporate          credit risk as well as interest-rate            [FRIEDLI      manager of AIM Short
bonds, 40.3% U.S. Treasury securities        risk. For 11 months of the fiscal year,           PHOTO]      Term Bond Fund. He
and 18.8% U.S. government agency             the fund's portfolio had an average                           began his investment
securities. The index often includes         credit quality rating of AA.                                  career in 1990 and
Treasury and agency securities, while                                                      joined AIM in 1999. Mr. Friedli graduated
the fund typically invests in                   As stated in the prospectus, the fund      cum laude from Villanova University with
mortgage-backed securities. Treasuries       seeks current income consistent with the      a B.S. in computer science and earned an
tend to be more interest-rate                preservation of capital. Inherent with        M.B.A. with honors from the University of
sensitive, while low-duration mortgage-      the preservation of capital is the            Chicago.
backed securities tend to have less          necessity to keep the share price
interest-rate sensitivity.                   relatively stable. During the one-year                        SCOT W. JOHNSON
                                             reporting period, the fund's share price                      Mr. Johnson, Certified
   Within the fund's corporate bond          for Class C shares stayed within a               [JOHNSON     Financial Analyst, is
holdings, we maintained the fund's           narrow range from $9.94 to $10.12, a               PHOTO]     portfolio manager of
diversification across sectors and           fluctuation of less than 2%. (Note: AIM                       AIM Short Term Bond
industries. Issuers in three                 Short Term Bond Fund should not be                            Fund. He joined AIM in
sectors--consumer discretionary (Comcast     confused with a money market fund, which      1994. He received both a B.A. in
and Clear Channel), financials (Bank of      attempts to maintain a per-share price        economics and an M.B.A. in finance from
New York and Capital One), and               of $1.00. Although we seek to maintain a      Vanderbilt University.
telecommunication services                   relatively stable share price, the value
(Sprint)--were among those that              of fund shares will fluctuate.)               Assisted by Investment Grade Team.
contributed to fund performance. The
issue size and coupon rates of these         IN CLOSING
bonds accounted for the amount of
income they provided the fund, in            Throughout the period, we focused on
addition to the fact that Capital One        maintaining a short-duration portfolio
and Sprint matured and repaid their          of investment-grade corporate bonds and
principal amount. The two bonds              mortgage-backed securities. We believe
previously referred to as Comcast, which     these security types may provide a level
we owned at period-end, were actually        of income exceeding short-term Treasury
issued by TCI Communications and             notes, and, to preserve capital, our
Continental Cablevision, two companies       investment strategies were targeted at
that have been acquired by, and whose        minimizing credit risk and mitigating
bonds are fully guaranteed by, Comcast.      interest-rate risk.
We no longer owned the Clear Channel
bond at the close of the period.                  See important fund and index
                                                 disclosures inside front cover.
   One issuer in particular, Intelsat--a
satellite service provider--was a
detractor to performance because of the
company's announcement in May 2004 that
it was considering offers to be
purchased. We no longer owned an
Intelsat bond at period-end.

==================================================================================

FUND VS. INDEXES                             TOTAL NET ASSETS     $332.0 MILLION

Total returns, 7/31/03-7/31/04, excluding
applicable sales charges. if sales charges
were included, returns would be lower.
                                             TOTAL NUMBER OF HOLDINGS       240
CLASS A SHARES*                     2.64%    (Excludes money market fund holdings)

CLASS C SHARES                      2.44

CLASS R SHARES*                     2.57

LEHMAN U.S. AGGREGATE BOND INDEX
(BROAD MARKET INDEX)                4.84

LEHMAN 1-3 YEAR GOVERNMENT/CREDIT
BOND INDEX (STYLE-SPECIFIC INDEX)   1.86

LIPPER SHORT INVESTMENT GRADE
FUND INDEX (PEER GROUP INDEX)       1.92

Source: Lipper, Inc.

*Inception date 4/30/04. Returns prior to
4/30/04 are hypothetical results, based on
Class C shares. See explanation, page 5.
==================================================================================                 [RIGHT ARROW GRAPHIC]

                                                                                             FOR A PRESENTATION OF YOUR FUND'S
                                                                                             LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                             TURN TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        use this information to compare the
                                             to estimate the expenses that you paid        ongoing costs of investing in the Fund
As a shareholder of the Fund, you incur      over the period. Simply divide your           and other funds. To do so, compare this
two types of costs: (1) transaction          account value by $1,000 (for example, an      5% hypothetical example with the 5%
costs, which may include sales charges       $8,600 account value divided by $1,000 =      hypothetical examples that appear in the
(loads) on purchase payments; contingent     8.6), then multiply the result by the         shareholder reports of the other funds.
deferred sales charges on redemptions;       number in the table under the heading
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid Period"           Please note that the expenses shown
ongoing costs, including management          to estimate the expenses you paid on          in the table are meant to highlight your
fees; distribution and/or service fees       your account during this period.              ongoing costs only and do not reflect
(12b-1); and other Fund expenses. This                                                     any transactional costs, such as sales
Example is intended to help you              HYPOTHETICAL EXAMPLE FOR                      charges (loads) on purchase payments,
understand your ongoing costs (in            COMPARISON PURPOSES                           contingent deferred sales charges on
dollars) of investing in the Fund and to                                                   redemptions, and redemption fees, if
compare these costs with ongoing costs       The table below also provides                 any. Therefore, the hypothetical
of investing in other mutual funds. The      information about hypothetical account        information is useful in comparing
Example is based on an investment of         values and hypothetical expenses based        ongoing costs only, and will not help
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and        you determine the relative total costs
period and held for the entire period,       an assumed rate of return 5% per year         of owning different funds. In addition,
February 1, 2004 - July 31, 2004.            before expenses, which is not the Fund's      if these transactional costs were
                                             actual return. The hypothetical account       included, your costs would have been
ACTUAL EXPENSES                              values and expenses may not be used to        higher.
                                             estimate the actual ending account
The table below provides information         balance or expenses you paid for the
about actual account values and actual       period. You may
expenses. You may use the information in
this table,


===================================================================================================================================
                                       ACTUAL                                             HYPOTHETICAL
                                                                              (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT     ENDING ACCOUNT          EXPENSES         ENDING ACCOUNT              EXPENSES
                     VALUE               VALUE              PAID DURING           VALUE                  PAID DURING
                    (2/1/04)           (7/31/04)(1)          PERIOD(2)          (7/31/04)                  PERIOD(2)
Class A            $1,000.00           $1,005.80               $4.24            $1,020.64                   $4.27
Class C             1,000.00            1,003.90                5.98             1,018.90                    6.02
Class R             1,000.00            1,005.10                5.48             1,019.39                    5.52


(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative returns at net asset value for the period February 1, 2004 to
July 31, 2004 were 0.58%, 0.39% and 0.51% for Class A, Class C and Class R shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (0.85%, 1.20%, and
1.10% for Class A, C and R class shares, respectively) multiplied by the average         [ARROW
account value over the period, multiplied by 182/366 (to reflect the one-half            BUTTON      For More Information Visit
year period).                                                                            IMAGE]        AIMinvestments.com

===================================================================================================================================

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

===================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   8/30/02 (INCEPTION OF CLASS C SHARES) - 7/31/04
                                             INDEX DATA FROM 8/31/02
   Your fund's total return includes
reinvested distributions, fund expenses                                      [MOUNTAIN CHART]
and management fees. Performance of an
index of funds reflects fund expenses                    AIM Short Term   Lehman 1-3 Year         Lehman U.S.        Lipper Short
and management fees; performance of a                       Bond Fund     Government/Credit   Aggregate Bond Index     Investment
market index does not. Performance shown                 Class C Shares      Bond Index           Fund Index            Grade
in the chart does not reflect deduction
of taxes a shareholder would pay on fund
distributions or sale of fund shares.        8/30/2002       $10000           $10000               $10000               $10000
Performance of the indexes does not               9/02        10051            10087                10162                10134
reflect the effects of taxes.                    10/02        10062            10099                10116                10109
                                                 11/02        10052            10099                10113                10108
                                                 12/02        10142            10208                10322                10285
                                                  1/03        10147            10221                10331                10291
                                                  2/03        10201            10278                10474                10413
                                                  3/03        10225            10299                10466                10425
                                                  4/03        10278            10339                10552                10492
                                                  5/03        10320            10398                10749                10665
                                                  6/03        10352            10420                10727                10661
                                                  7/03        10260            10353                10367                10421
                                                  8/03        10270            10357                10436                10444
                                                  9/03        10374            10471                10712                10665
                                                 10/03        10367            10429                10612                10586
                                                 11/03        10380            10430                10637                10597
                                                 12/03        10428            10496                10746                10680
                                                  1/04        10471            10524                10832                10738
                                                  2/04        10503            10583                10949                10823
                                                  3/04        10535            10621                11031                10897
                                                  4/04        10472            10512                10744                10699
                                                  5/04        10450            10497                10701                10659
                                                  6/04        10470            10500                10762                10686
                                                  7/04       $10509           $10545               $10868               $10758

                                                                                                             Source: Lipper, Inc.

                                             AVERAGE ANNUAL TOTAL RETURNS                     Class R shares' inception date is
                                                                                           4/30/04. Returns since that date are
                                             As of 7/31/04, including applicable           historical returns. All other returns
                                             sales charges                                 are blended returns of historical
                                                                                           Class R share performance and restated
                                             CLASS A SHARES                                Class C share performance (for periods
                                             Inception                        1.36%        prior to the inception date of Class R
                                             1 Year                           0.04         shares) at net asset value, adjusted to
                                                                                           reflect the higher Rule 12b-1 fees
                                             CLASS C SHARES                                applicable to Class C shares. Class C
                                             Inception (8/30/02)              2.62%        shares' inception date is 8/30/02.
                                             1 Year                           2.44
                                                                                               The performance data quoted
                                             CLASS R SHARES                                represent past performance and cannot
                                             Inception                        2.69%        guarantee comparable future results;
                                             1 Year                           2.57         current performance may be lower or
                                                                                           higher. Please visit AIMinvestments.com
                                             In addition to returns as of the close        for the most recent month-end
                                             of the fiscal year, industry regulations      performance. Performance figures reflect
                                             require us to provide average annual          reinvested distributions, changes in net
                                             total returns as of 6/30/04, the most         asset value and the effect of the
                                             recent calendar quarter-end.                  maximum sales charge unless otherwise
                                                                                           stated. Investment return and principal
                                             AVERAGE ANNUAL TOTAL RETURNS                  value will fluctuate so that you may
                                                                                           have a gain or loss when you sell
                                             As of 6/30/04, including applicable           shares.
                                             sales charges
                                                                                              Class A share performance reflects
                                             CLASS A SHARES                                the maximum 2.50% sales charge. Class C
                                             Inception                        1.14%        shares have no upfront or contingent
                                             1 Year                          -1.33         deferred sales charge; therefore,
                                                                                           performance shown is at net asset value.
                                             CLASS C SHARES                                Class R share returns do not include a
                                             Inception (8/30/02)              2.53%        0.75% contingent deferred sales charge
                                             1 Year                           1.14         that may be imposed on a total
                                                                                           redemption of retirement plan assets
                                             CLASS R SHARES                                within the first year.
                                             Inception                        2.59%
                                             1 Year                           1.26            The performance of the fund's share
                                                                                           classes will differ due to different
                                             Class A shares' inception date is             sales charge structures and class
                                             4/30/04. Returns since that date are          expenses.
                                             historical returns. All other returns
                                             are blended returns of historical Class          Had the advisor not waived fees
                                             A share performance and restated Class C      and/or reimbursed expenses, performance
                                             share performance (for periods prior to       would have been lower.
                                             the inception date of Class A shares) at
                                             net asset value, adjusted to reflect the
                                             higher Rule 12b-1 fees applicable to
                                             Class C shares. Class C shares'
                                             inception date is 8/30/02.
===================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 7/31/04

AIM SHORT TERM BOND FUND

===================================================================================================================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                  Had the advisor not waived fees and/or
                                             For periods ended 7/31/04                     reimbursed expenses, performance would
The following information has been           Inception                       2.70%         have been lower.
prepared to provide Institutional Class      1 Year                          2.60
shareholders with a performance overview                                                       Institutional Class shares have no
specific to their holdings.                  AVERAGE ANNUAL TOTAL RETURNS                  sales charge; therefore, performance is
Institutional Class shares are offered       For periods ended 6/30/04, most recent        at net asset value. Performance of
exclusively to institutional investors,      calendar quarter-end                          Institutional Class shares will differ
including defined contribution plans                                                       from performance of other share classes
that meet certain criteria.                  Inception                       2.58%         due to differing sales charges and class
                                             1 Year                          1.24          expenses.

                                             Institutional Class shares' inception            Please note that past performance is
                                             date is 4/30/04. Returns since that date      not indicative of future results. More
                                             are historical returns. All other             recent returns may be more or less than
                                             returns are blended returns of                those shown. All returns assume
                                             historical Institutional Class share          reinvestment of distributions at net
                                             performance and restated Class C share        asset value. Investment return and
                                             performance (for periods prior to the         principal value will fluctuate so your
                                             inception date of Institutional Class         shares, when redeemed, may be worth more
                                             shares) at net asset value and reflect        or less than their original cost. See
                                             the higher Rule 12b-1 fees applicable to      full report for information on
                                             Class C shares. Class C shares'               comparative benchmarks. Please consult
                                             inception date is 8/30/02. Institutional      your fund prospectus for more
                                             Class shares would have had different         information. For the most current
                                             returns due to differences in the             month-end performance, please call
                                             expense structure of the Institutional        800-451-4246 or visit
                                             Class.                                        AIMinvestments.com.

                                                                                           Over for information on your fund's
                                                                                           expenses.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

AIMinvestments.com     STB-INS-1 9/04    YOUR GOALS. OUR SOLUTIONS.    [AIM INVESTMENTS LOGO APPEARS HERE]
                                          --Registered Trademark--           --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      $1,000 (for example, an $8,600 account        other funds. To do so, compare this 5%
                                             value divided by $1,000 = 8.6), then          hypothetical example with the 5%
As a shareholder of the Fund, you incur      multiply the result by the number in the      hypothetical examples that appear in the
ongoing costs, including management          table under the heading entitled "Actual      shareholder reports of the other funds.
fees; and other Fund expenses. This          Expenses Paid During Period" to estimate
Example is intended to help you              the expenses you paid on your account            Please note that the expenses shown
understand your ongoing costs (in            during this period.                           in the table are meant to highlight your
dollars) of investing in the Fund and to                                                   ongoing costs only. Therefore, the
compare these costs with ongoing costs       HYPOTHETICAL EXAMPLE FOR                      hypothetical information is useful in
of investing in other mutual funds. The      COMPARISON PURPOSES                           comparing ongoing costs only, and will
Example is based on an investment of                                                       not help you determine the relative
$1,000 invested at the beginning of the      The table below also provides                 total costs of owning different funds.
period and held for the entire period        information about hypothetical account
February 1, 2004 - July 31, 2004.            values and hypothetical expenses based
                                             on the Fund's actual expense ratio and
ACTUAL EXPENSES                              an assumed rate of return of 5% per year
                                             before expenses, which is not the Fund's
The table below provides information         actual return. The hypothetical account
about actual account values and actual       values and expenses may not be used to
expenses. You may use the information in     estimate the actual ending account
this table, together with the amount you     balance or expenses you paid for the
invested, to estimate the expenses that      period. You may use this information to
you paid over the period. Simply divide      compare the ongoing costs of investing
your account value by                        in the Fund and


===================================================================================================================================
                                       ACTUAL                                             HYPOTHETICAL
                                                                              (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT     ENDING ACCOUNT          EXPENSES         ENDING ACCOUNT              EXPENSES
                     VALUE               VALUE              PAID DURING           VALUE                  PAID DURING
                    (2/1/04)           (7/1/04)(1)           PERIOD(2)           (7/1/04)                  PERIOD(2)
Institutional      $1,000.00           $1,005.40               $2.99            $1,021.88                   $3.02

(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period
February 1, 2004 to July 31, 2004 was 0.54% for Institutional Class shares.

(2) Expenses are equal to the Fund's annualized expense ratio of 0.60%
multiplied by the average account value over the period, multiplied by 182/366
(to reflect the one-half year period).

===================================================================================================================================

STB-INS-1  9/04

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
BONDS & NOTES-59.17%

ADVERTISING-0.63%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05                $2,000,000   $  2,095,060
========================================================================

AEROSPACE & DEFENSE-0.16%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                          495,000        547,752
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.49%

Bank of New York Institutional Capital Trust-
  Series A, Bonds, 7.78%, 12/01/26 (Acquired
  06/12/03; Cost $1,789,065)(a)                 1,500,000      1,613,235
========================================================================

AUTOMOBILE MANUFACTURERS-0.43%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04       1,425,000      1,432,210
========================================================================

BROADCASTING & CABLE TV-5.83%

Continental Cablevision, Inc., Sr. Unsec.
  Deb.,
  8.88%, 09/15/05                               2,000,000      2,135,360
------------------------------------------------------------------------
  9.50%, 08/01/13                               4,900,000      5,465,460
------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05                               2,735,000      2,833,624
------------------------------------------------------------------------
  7.50%, 08/15/04                                 800,000        801,376
------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06                                      2,000,000      2,102,300
------------------------------------------------------------------------
Rogers Cablesystems Ltd. (Canada)-Series B,
  Sr. Sec. Second Priority Yankee Notes,
  10.00%, 03/15/05                              2,000,000      2,090,000
------------------------------------------------------------------------
TCI Communications, Inc.,
  Medium Term Notes, 8.35%, 02/15/05              822,000        847,219
------------------------------------------------------------------------
  Sr. Notes, 7.25%, 08/01/05                      575,000        601,197
------------------------------------------------------------------------
Time Warner Cos., Inc., Unsec. Notes, 7.75%,
  06/15/05                                      2,395,000      2,498,488
========================================================================
                                                              19,375,024
========================================================================

COMPUTER HARDWARE-0.10%

Sun Microsystems, Inc., Sr. Unsec. Notes,
  7.35%, 08/15/04                                 331,000        331,496
========================================================================

CONSUMER FINANCE-8.08%

Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05                                      4,400,000      4,620,440
------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes,
    7.25%, 05/01/06                             2,000,000      2,109,940
------------------------------------------------------------------------
    8.75%, 02/01/07                             1,100,000      1,221,352
------------------------------------------------------------------------
  Unsec. Notes,
  7.13%, 08/01/08                                 800,000        867,008
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

CONSUMER FINANCE-(CONTINUED)

Ford Motor Credit Co.,
  Notes, 6.75%, 05/15/05                        2,100,000      2,165,709
------------------------------------------------------------------------
  Unsec. Global Notes,
    6.88%, 02/01/06                            $  400,000   $    419,972
------------------------------------------------------------------------
    7.50%, 03/15/05                             2,800,000      2,885,344
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 03/15/05                 1,485,000      1,532,238
------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes, 3.34%,
  03/04/05(b)                                   3,725,000      3,730,364
------------------------------------------------------------------------
  Global Notes,
    4.50%, 07/15/06                             1,600,000      1,624,720
------------------------------------------------------------------------
    7.50%, 07/15/05(c)                          2,800,000      2,918,048
------------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05            1,900,000      1,936,632
------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
  01/15/06(c)                                     750,000        785,587
========================================================================
                                                              26,817,354
========================================================================

DIVERSIFIED BANKS-6.48%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $2,232,040)(a)(d)              2,000,000      2,156,276
------------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(d)                          800,000        864,264
------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $776,335)(a)(e)        700,000        729,407
------------------------------------------------------------------------
Bankers Trust Corp., Unsec. Sub. Notes,
  8.25%, 05/01/05                               1,200,000      1,251,924
------------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Notes, 11.50%, 04/01/10 (Acquired 07/01/04;
  Cost $1,064,690)(a)(e)                        1,000,000      1,060,850
------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Yankee Notes, 8.88%, 06/01/05          2,500,000      2,619,150
------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands)-Series E,
  Gtd. Medium Term Sub. Notes, 2.15%(d)         1,400,000      1,386,000
------------------------------------------------------------------------
Danske Bank A/S (Denmark), Sub. Notes, 6.38%,
  06/15/08 (Acquired 08/30/02; Cost
  $53,673)(a)                                      50,000         51,647
------------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Notes,
  8.23%, 02/01/27                                 650,000        732,140
------------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06                                900,000      1,025,208
------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07                               2,000,000      2,003,320
------------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10                        6,250,000      6,593,750
------------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $1,058,900)(a)(e)              1,000,000      1,056,640
========================================================================
                                                              21,530,576
========================================================================


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

DIVERSIFIED CAPITAL MARKETS-0.43%

JPMorgan Chase Bank, Sub. Notes, 7.00%,
  06/01/05                                     $1,371,000   $  1,421,357
========================================================================

ELECTRIC UTILITIES-4.60%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05          1,430,000      1,520,362
------------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26(f)                      2,000,000      2,161,420
------------------------------------------------------------------------
Hydro-Quebec (Canada)-Series B, Gtd. Medium
  Term Yankee Notes, 6.52%, 02/23/06(f)         1,150,000      1,210,168
------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05                        1,740,000      1,838,641
------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series F, Sr.
  Unsec. Notes, 7.63%, 10/01/05                   756,098        797,388
------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Bonds, 2.30%, 04/03/06(b)       2,500,000      2,501,325
------------------------------------------------------------------------
Westar Energy, Inc., Sec. First Mortgage
  Global Bonds, 7.88%, 05/01/07                 1,200,000      1,325,004
------------------------------------------------------------------------
Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  6.75%, 12/15/04 (Acquired 01/08/04; Cost
  $2,077,500)(a)(e)                             2,000,000      2,021,729
------------------------------------------------------------------------
Wisconsin Energy Corp., Sr. Unsec. Unsub.
  Notes, 5.50%, 12/01/08                          250,000        263,765
------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08                        1,600,000      1,640,483
========================================================================
                                                              15,280,285
========================================================================

ENVIRONMENTAL SERVICES-0.27%

Waste Management, Inc., Sr. Unsec. Notes,
  7.00%, 10/01/04                                 900,000        907,245
========================================================================

FOOD RETAIL-0.36%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05                                      1,200,000      1,194,324
========================================================================

GAS UTILITIES-2.23%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                         1,500,000      1,585,200
------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05                                      2,000,000      2,100,600
------------------------------------------------------------------------
Kinder Morgan Energy Partners, L.P., Sr.
  Unsec. Notes, 8.00%, 03/15/05                   605,000        625,915
------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05                        3,000,000      3,101,520
========================================================================
                                                               7,413,235
========================================================================

HEALTH CARE FACILITIES-1.14%

HCA Inc.,
  Notes, 7.00%, 07/01/07                        1,000,000      1,063,600
------------------------------------------------------------------------
  Sr. Sub. Notes,
  6.91%, 06/15/05                               2,650,000      2,727,910
========================================================================
                                                               3,791,510
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------


HOMEBUILDING-2.89%

D.R. Horton Inc., Sr. Unsec. Gtd. Notes,
  7.50%, 12/01/07                              $1,415,000   $  1,549,425
------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10                        3,350,000      3,705,770
------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05                                      1,500,000      1,574,190
------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10                        2,500,000      2,781,750
========================================================================
                                                               9,611,135
========================================================================

HYPERMARKETS & SUPER CENTERS-0.19%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                        600,000        628,608
========================================================================

INDUSTRIAL CONGLOMERATES-1.49%

Tyco International Group S.A. (Luxembourg),
  Unsec. Gtd. Unsub. Yankee Notes, 6.38%,
  06/15/05                                      2,950,000      3,047,143
------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $1,981,473)(a)(e)                             1,750,000      1,900,658
========================================================================
                                                               4,947,801
========================================================================

INTEGRATED OIL & GAS-0.22%

Occidental Petroleum Corp., Sr. Unsec. Notes,
  6.50%, 04/01/05                                 700,000        719,579
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.15%

Sprint Capital Corp., Unsec. Gtd. Global
  Notes, 7.90%, 03/15/05                        1,800,000      1,862,946
------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 7.50%,
  06/01/07                                      1,300,000      1,416,482
------------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  6.36%, 04/15/06                                 500,000        525,640
========================================================================
                                                               3,805,068
========================================================================

INVESTMENT BANKING & BROKERAGE-1.13%

Goldman Sachs Group, L.P., Unsec. Notes,
  7.25%, 10/01/05 (Acquired 03/18/03; Cost
  $2,008,062)(a)                                1,800,000      1,891,980
------------------------------------------------------------------------
Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05                 125,000        133,034
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06          700,000        756,266
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B,
  Medium Term Notes,
  4.54%, 03/08/05                                 250,000        253,822
------------------------------------------------------------------------
  7.08%, 10/03/05                                 690,000        722,865
========================================================================
                                                               3,757,967
========================================================================

LIFE & HEALTH INSURANCE-0.93%

Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                        500,000        527,100
------------------------------------------------------------------------


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
LIFE & HEALTH INSURANCE-(CONTINUED)

ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                              $2,340,000   $  2,571,169
========================================================================
                                                               3,098,269
========================================================================

MUNICIPALITIES-0.91%

Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB, 3.69%, 07/01/07(f)                   1,500,000      1,503,750
------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(f)(g)                                1,600,000      1,502,000
========================================================================
                                                               3,005,750
========================================================================

OIL & GAS DRILLING-0.64%

R&B Falcon Corp.-Series B, Sr. Unsec. Notes,
  6.75%, 04/15/05                               2,070,000      2,131,872
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.50%

Kerr-McGee Corp., Unsec. Gtd. Global Notes,
  5.38%, 04/15/05                               1,630,000      1,656,161
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.55%

Bombardier Capital, Inc., Notes, 7.50%,
  08/15/04 (Acquired 04/13/04-06/02/04; Cost
  $2,535,145)(a)(e)                             2,500,000      2,503,250
------------------------------------------------------------------------
CIT Group Inc., Sr. Unsec. Unsub. Global
  Notes, 7.63%, 08/16/05                        1,000,000      1,052,580
------------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%, 01/30/06       430,000        430,985
------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes, 8.02%, 05/15/07      3,200,000      3,411,936
------------------------------------------------------------------------
  Series 1999-2, Class A1, Global Bonds,
  9.69%, 08/15/09                               1,350,000      1,537,245
------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $2,881,124)(a)(e)    2,842,298      2,846,260
========================================================================
                                                              11,782,256
========================================================================

PACKAGED FOODS & MEATS-0.62%

Nabisco Inc., Putable Notes, 6.38%, 02/01/05    2,000,000      2,048,360
========================================================================

PROPERTY & CASUALTY INSURANCE-0.61%

Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 03/23/04;
  Cost $2,099,800)(a)(e)                        2,000,000      2,014,940
========================================================================

PUBLISHING-0.31%

News America Holdings, Sr. Gtd. Notes, 8.50%,
  02/15/05                                      1,000,000      1,030,490
========================================================================

REAL ESTATE-1.69%

Developers Diversified Realty Corp., Sr.
  Medium Term Notes, 6.84%, 12/16/04              435,000        441,673
------------------------------------------------------------------------
EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                      1,550,000      1,676,992
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

REAL ESTATE-(CONTINUED)

HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05                              $  100,000   $    102,380
------------------------------------------------------------------------
JDN Realty Corp., Unsec. Unsub. Notes, 6.80%,
  08/01/04                                        850,000        849,966
------------------------------------------------------------------------
Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05                               2,430,000      2,542,825
========================================================================
                                                               5,613,836
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.32%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06                                      1,000,000      1,050,210
========================================================================

REGIONAL BANKS-2.19%

Popular, Inc., Unsec. Sub. Notes, 6.75%,
  12/15/05                                      1,000,000      1,048,690
------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.25%(d)(h)                            6,250,000      6,231,038
========================================================================
                                                               7,279,728
========================================================================

RESTAURANTS-0.88%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                      2,700,000      2,924,640
========================================================================

SOVEREIGN DEBT-1.73%

Export-Import Bank of Korea (The) (South
  Korea), Unsec. Global Notes, 6.50%,
  11/15/06                                      2,000,000      2,129,040
------------------------------------------------------------------------
Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05                                         75,000         78,390
------------------------------------------------------------------------
Russian Federation (Russia), Unsec. Unsub.
  Euro Bonds-REGS,
  8.75%, 07/24/05 (Acquired 05/14/04; Cost
  $2,113,000)(a)                                2,000,000      2,104,388
------------------------------------------------------------------------
  10.00%, 06/26/07 (Acquired
  05/14/04-05/18/04; Cost $1,440,281)(a)        1,275,000      1,436,197
========================================================================
                                                               5,748,015
========================================================================

THRIFTS & MORTGAGE FINANCE-1.40%

Sovereign Bancorp, Inc., Sr. Unsec. Notes,
  10.50%, 11/15/06                              1,760,000      2,015,957
------------------------------------------------------------------------
Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                        2,500,000      2,624,150
========================================================================
                                                               4,640,107
========================================================================

TOBACCO-0.61%

Altria Group, Inc.,
  Notes, 7.13%, 10/01/04                          480,000        484,200
------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06                 1,500,000      1,550,595
========================================================================
                                                               2,034,795
========================================================================

TRUCKING-2.23%

Hertz Corp. (The),
  Floating Rate Global Notes, 1.77%,
  08/13/04(b)                                   3,985,000      3,983,207
------------------------------------------------------------------------
  Sr. Global Notes, 8.25%, 06/01/05               700,000        729,393
------------------------------------------------------------------------


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
TRUCKING-(CONTINUED)

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08                              $2,400,000   $  2,690,184
========================================================================
                                                               7,402,784
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.75%

TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                4,145,000      4,651,229
------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                       1,000,000      1,149,190
========================================================================
                                                               5,800,419
========================================================================
    Total Bonds & Notes (Cost $197,821,204)                  196,483,453
========================================================================

U.S. MORTGAGE-BACKED SECURITIES-34.13%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-7.48%

Pass Through Ctfs.,
  8.00%, 11/20/12                               1,178,403      1,255,306
------------------------------------------------------------------------
  9.00%, 05/01/15                                 965,661      1,050,594
------------------------------------------------------------------------
  7.50%, 06/01/16 to 09/01/29                   5,019,989      5,374,577
------------------------------------------------------------------------
  7.00%, 12/01/16 to 01/01/33                   5,085,408      5,409,595
------------------------------------------------------------------------
  6.00%, 02/01/17 to 03/01/23                   6,363,384      6,571,879
------------------------------------------------------------------------
  8.50%, 02/01/19 to 08/17/26                   4,682,448      5,173,268
========================================================================
                                                              24,835,219
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-15.19%

Pass Through Ctfs.,
  7.50%, 02/01/15 to 02/01/31                   4,907,105      5,250,345
------------------------------------------------------------------------
  7.00%, 04/01/15 to 12/01/33                  24,705,041     26,207,680
------------------------------------------------------------------------
  8.50%, 09/01/15 to 07/01/30                   2,158,290      2,373,004
------------------------------------------------------------------------
  6.50%, 11/01/16 to 07/01/31                   3,654,279      3,848,290
------------------------------------------------------------------------
  8.00%, 09/01/17 to 12/01/32                   9,940,672     10,789,141
------------------------------------------------------------------------
  9.00%, 02/01/21                                 182,323        204,805
------------------------------------------------------------------------
  10.00%, 05/01/26                              1,518,503      1,758,777
========================================================================
                                                              50,432,042
========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-11.46%

Pass Through Ctfs.,
  6.50%, 10/15/13 to 02/15/34                  11,519,826     12,120,789
------------------------------------------------------------------------
  7.00%, 05/15/17 to 06/15/32                   8,786,238      9,372,271
------------------------------------------------------------------------
  6.00%, 06/15/18 to 07/15/33                   7,641,697      7,913,518
------------------------------------------------------------------------
  7.75%, 09/15/19 to 02/15/21                     937,075      1,024,548
------------------------------------------------------------------------
  7.50%, 06/15/23 to 07/15/32                   5,657,953      6,114,539
------------------------------------------------------------------------
  8.50%, 07/20/27                                 594,264        650,479
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

Pass Through Ctfs.,
  8.00%, 10/15/30                              $  770,944   $    863,333
========================================================================
                                                              38,059,477
========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $111,152,101)                                    113,326,738
========================================================================

ASSET-BACKED SECURITIES-2.69%

ASSET-BACKED SECURITIES-CONSUMER
  RECEIVABLES-0.77%

Pacific Coast CDO Ltd. (Cayman Islands)-
  Series 1A, Class A, Floating Rate Bond,
  2.09%, 10/25/36 (Acquired
  03/24/04-05/26/04; Cost
  $2,558,608)(a)(b)(e)                          2,583,365      2,557,532
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.92%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  10/03/02-07/15/04; Cost $4,970,369)(a)        4,662,185      4,840,905
------------------------------------------------------------------------
Yorkshire Power Pass Through Trust (Cayman
  Islands)-Series 2000-1, Pass Through Ctfs.,
  8.25%, 02/15/05 (Acquired
  09/22/03-11/12/03; Cost $1,604,630)(a)(e)     1,500,000      1,540,481
========================================================================
                                                               6,381,386
========================================================================
    Total Asset-Backed Securities (Cost
      $8,950,171)                                              8,938,918
========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-0.60%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.60%

Unsec. Floating Rate Global Notes,
  3.43%, 02/17/09 (Cost $2,000,000)(i)          2,000,000      1,997,960
========================================================================

                                                 SHARES

PREFERRED STOCKS-2.41%

INTEGRATED OIL & GAS-1.03%

Shell Frontier Oil & Gas Inc.,
  Series A, 2.38% Floating Rate Pfd.(b)                24      2,400,000
------------------------------------------------------------------------
  Series C, 2.38% Floating Rate Pfd.(b)                10      1,000,000
========================================================================
                                                               3,400,000
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.66%

Zurich RegCaPS Funding Trust III, 1.71%
  Floating Rate Pfd. (Acquired
  03/17/04-06/03/04; Cost
  $2,182,761)(a)(b)(e)                              2,250      2,193,750
========================================================================

THRIFTS & MORTGAGE FINANCE-0.72%

Fannie Mae-Series K, 3.00% Pfd.                    47,500      2,401,719
========================================================================
    Total Preferred Stocks (Cost $7,967,261)                   7,995,469
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
MONEY MARKET FUNDS-0.03%

Liquid Assets Portfolio-Institutional
  Class(j)                                         43,711   $     43,711
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(j)        43,711         43,711
========================================================================
    Total Money Market Funds (Cost $87,422)                       87,422
========================================================================
TOTAL INVESTMENTS-99.03% (Cost $327,978,159)                 328,829,960
========================================================================
OTHER ASSETS LESS LIABILITIES-0.97%                            3,207,548
========================================================================
NET ASSETS-100.00%                                          $332,037,508
________________________________________________________________________
========================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2004 was $34,520,125, which represented 10.40% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Interest rate is redetermined quarterly. Rate shown is rate in effect on July 31, 2004.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 7.
(d) Perpetual bond with no specified maturity date.
(e) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at July 31, 2004 was $20,425,497, which represented 6.15% of the Fund's net assets.
(f) Principal and interest payments are secured by bond insurance provided by one of the following companies: Financial Guaranty Insurance Co. or MBIA Insurance Corp.
(g) Zero coupon bond issued at a discount. The interest rate shown represents the current yield on July 31, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(h) Interest rate is redetermined semi-annually. Rate shown is rate in effect on July 31, 2004.
(i) Interest rate is redetermined monthly. Rate shown is rate in effect on July 31, 2004.
(j) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $327,890,737)                                $328,742,538
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $87,422)                                     87,422
===========================================================
    Total investments (cost $327,978,159)       328,829,960
===========================================================
Receivables for:
  Variation margin                                   59,537
-----------------------------------------------------------
  Fund shares sold                                1,494,278
-----------------------------------------------------------
  Dividends and interest                          4,019,374
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   11,199
-----------------------------------------------------------
Other assets                                         89,450
===========================================================
    Total assets                                334,503,798
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          2,276,456
-----------------------------------------------------------
  Dividends                                          90,328
-----------------------------------------------------------
  Deferred compensation and retirement plans         14,195
-----------------------------------------------------------
Accrued distribution fees                            60,108
-----------------------------------------------------------
Accrued trustees' fees                                1,362
-----------------------------------------------------------
Accrued transfer agent fees                           8,353
-----------------------------------------------------------
Accrued operating expenses                           15,488
===========================================================
    Total liabilities                             2,466,290
===========================================================
Net assets applicable to shares outstanding    $332,037,508
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $334,333,632
-----------------------------------------------------------
Undistributed net investment income                  56,977
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and futures contracts    (3,356,437)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts                1,003,336
===========================================================
                                               $332,037,508
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $  6,971,434
___________________________________________________________
===========================================================
Class C                                        $318,281,581
___________________________________________________________
===========================================================
Class R                                        $     11,395
___________________________________________________________
===========================================================
Institutional Class                            $  6,773,098
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                             696,139
___________________________________________________________
===========================================================
Class C                                          31,805,411
___________________________________________________________
===========================================================
Class R                                               1,137
___________________________________________________________
===========================================================
Institutional Class                                 676,477
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.01
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.01 divided
      by 97.50%)                               $      10.27
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      10.01
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      10.02
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.01
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $ 9,552,873
-------------------------------------------------------------------------
Dividends                                                           4,075
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       28,728
=========================================================================
    Total investment income                                     9,585,676
=========================================================================

EXPENSES:

Advisory fees                                                   1,384,347
-------------------------------------------------------------------------
Administrative services fees                                       87,141
-------------------------------------------------------------------------
Custodian fees                                                     53,708
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                           3,033
-------------------------------------------------------------------------
  Class C                                                       3,445,122
-------------------------------------------------------------------------
  Class R                                                              13
-------------------------------------------------------------------------
Transfer agent fees -- Class A, C and R                           292,113
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                            595
-------------------------------------------------------------------------
Trustees' and retirement fees                                      16,060
-------------------------------------------------------------------------
Other                                                             288,397
=========================================================================
    Total expenses                                              5,570,529
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                 (1,421,947)
=========================================================================
    Net expenses                                                4,148,582
=========================================================================
Net investment income                                           5,437,094
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         1,594,879
-------------------------------------------------------------------------
  Futures contracts                                              (634,653)
=========================================================================
                                                                  960,226
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         1,268,404
-------------------------------------------------------------------------
  Futures contracts                                               151,535
=========================================================================
                                                                1,419,939
=========================================================================
Net gain from investment securities and futures contracts       2,380,165
=========================================================================
Net increase in net assets resulting from operations          $ 7,817,259
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the year ended July 31, 2004 and the period August 30, 2002
(date operations commenced) through July 31, 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  5,437,094    $  1,922,542
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                      960,226         722,466
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                  1,419,939        (416,603)
==========================================================================================
    Net increase in net assets resulting from operations         7,817,259       2,228,405
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (22,084)             --
------------------------------------------------------------------------------------------
  Class C                                                       (8,645,314)     (3,757,098)
------------------------------------------------------------------------------------------
  Class R                                                              (63)             --
------------------------------------------------------------------------------------------
  Institutional Class                                              (20,032)             --
==========================================================================================
  Total distributions from net investment income                (8,687,493)     (3,757,098)
==========================================================================================
Return of capital -- Class C                                            --         (68,668)
==========================================================================================
  Decrease in net assets resulting from distributions           (8,687,493)     (3,825,766)
==========================================================================================
Share transactions-net:
  Class A                                                        6,952,088              --
------------------------------------------------------------------------------------------
  Class C                                                      (18,290,840)    339,077,343
------------------------------------------------------------------------------------------
  Class R                                                           11,404              --
------------------------------------------------------------------------------------------
  Institutional Class                                            6,755,108              --
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (4,572,240)    339,077,343
==========================================================================================
    Net increase (decrease) in net assets                       (5,442,474)    337,479,982
==========================================================================================

NET ASSETS:

  Beginning of year                                            337,479,982              --
==========================================================================================
  End of year (including undistributed net investment income
    of $56,977 and $(4,438) for 2004 and 2003, respectively)  $332,037,508    $337,479,982
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Short Term Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income consistent with the preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% of the Fund's average daily net assets. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) on Class A, Class C, Class R and Institutional Class shares to 0.95%, 1.60%, 1.10% and 0.60%, respectively through July 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $837.

    For the period ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $35,668 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $87,141 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended July 31, 2004, AISI retained $156,556 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class C, Class R and Institutional Cass shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the Fund's average daily net assets of Class C shares and 0.50% of the Fund's average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has contractually agreed to waive 0.10% and 0.40% of the Rule 12b-1 plan fees on Class A and Class C shares, respectively. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class C and Class R shares paid $2,167, $2,067,073 and $13 after AIM Distributors waived plan fees of $866 and $1,378,049 for Class A and Class C shares, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2004, AIM Distributors advised the Fund that it retained $3,646 in front-end sales commissions from the sale of Class A shares and $0, $4,233 and $0 from Class A, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               07/31/03          AT COST          FROM SALES       (DEPRECIATION)      07/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class            $322,088        $ 91,618,782      $ (91,897,159)       $    --           $43,711        $14,390       $    --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             322,088          91,618,782        (91,897,159)            --            43,711         14,338            --
==================================================================================================================================
  Total            $644,176        $183,237,564      $(183,794,318)       $    --           $87,422        $28,728       $    --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $4,097 and credits in custodian fees of $2,430 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $6,527.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $4,584 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--FUTURES CONTRACTS

On July 31, 2004, $900,000 principal amount of U.S. corporate obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                         OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
                                                               NO. OF        MONTH/         MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS    COMMITMENT        VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 etrading                                       46       Dec-04/Long    $11,228,600       $(41,630)
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                       196       Sep-04/Long     41,380,500        193,165
=======================================================================================================================
                                                                                          $52,609,100       $151,535
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the year ended July 31, 2004 and the period August 30, 2002 (date operations commenced) through July 31, 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $8,687,493    $3,757,098
--------------------------------------------------------------------------------------
Return of capital                                                     --        68,668
======================================================================================
Total distributions                                           $8,687,493    $3,825,766
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed ordinary income                                 $     66,106
--------------------------------------------------------------------------
Unrealized appreciation investments                                851,579
--------------------------------------------------------------------------
Temporary book/tax differences                                      (9,129)
--------------------------------------------------------------------------
Capital loss carryforward                                       (1,808,172)
--------------------------------------------------------------------------
Post-October capital loss deferral                              (1,396,508)
--------------------------------------------------------------------------
Shares of beneficial interest                                  334,333,632
==========================================================================
Total net assets                                              $332,037,508
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and the realization of gains on certain futures contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                                  CAPITAL LOSS
EXPIRATION                                                        CARRYFORWARD*
-------------------------------------------------------------------------------
July 31, 2011                                                      $   20,292
-------------------------------------------------------------------------------
July 31, 2012                                                       1,787,880
===============================================================================
Total capital loss carryforward                                    $1,808,172
_______________________________________________________________________________
===============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004, was $465,629,338 and $468,873,974, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $ 2,832,664
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,981,085)
===============================================================================
Net unrealized appreciation of investment securities               $   851,579
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $327,978,381.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage backed securities on July 31, 2004, undistributed net investment income (loss) was increased by $3,311,814 and undistributed net realized gain (loss) was decreased by $3,311,814. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    AUGUST 30, 2002
                                                                                                    (DATE OPERATIONS
                                                                       YEAR ENDED                    COMMENCED) TO
                                                                     JULY 31, 2004                   JULY 31, 2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A(a)                                                      743,963    $   7,430,672             --    $          --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      35,091,467      352,966,553     50,609,851      509,493,749
--------------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                        1,131           11,341             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                          675,095        6,741,273             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A(a)                                                        1,921           19,226             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         715,503        7,192,526        317,302        3,197,003
--------------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                            6               63             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                            2,002           20,025             --               --
==========================================================================================================================
Reacquired:
  Class A(a)                                                      (49,745)        (497,810)            --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (37,689,480)    (378,449,919)   (17,239,232)    (173,613,409)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                             (620)          (6,190)            --               --
==========================================================================================================================
                                                                 (508,757)   $  (4,572,240)    33,687,921    $ 339,077,343
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Class A, Class R and Institutional Class shares commenced sales on April 30, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                   CLASS A
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                   JULY 31,
                                                                     2004
------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.03
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.05(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             (0.00)
==============================================================================
    Total from investment operations                                  0.05
==============================================================================
Less distributions from net investment income                        (0.07)
==============================================================================
Net asset value, end of period                                      $10.01
______________________________________________________________________________
==============================================================================
Total return(b)                                                       0.46%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $6,971
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      0.85%(c)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   0.96%(c)
==============================================================================
Ratio of net investment income to average net assets                  1.92%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(d)                                             126%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $3,409,883.
(d)  Not annualized for periods less than one year.

                                                                           CLASS C
                                                              ---------------------------------
                                                                               AUGUST 30, 2002
                                                                               (DATE OPERATIONS
                                                              YEAR ENDED        COMMENCED) TO
                                                               JULY 31,            JULY 31,
                                                                 2004                2003
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  10.02            $  10.01
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.16(a)             0.12(a)
-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.08                0.14
===============================================================================================
    Total from investment operations                               0.24                0.26
===============================================================================================
Less distributions:
  Dividends from net investment income                            (0.25)              (0.25)
-----------------------------------------------------------------------------------------------
  Return of capital                                                  --               (0.00)
===============================================================================================
    Total distributions                                           (0.25)              (0.25)
===============================================================================================
Net asset value, end of period                                 $  10.01            $  10.02
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                    2.44%               2.58%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $318,282            $337,480
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.20%(c)            1.20%(d)
-----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.61%(c)            1.60%(d)
===============================================================================================
Ratio of net investment income to average net assets               1.57%(c)            1.28%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                          126%                 88%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $344,512,156.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                   CLASS R
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                   JULY 31,
                                                                     2004
------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.03
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.04(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.01
==============================================================================
    Total from investment operations                                  0.05
==============================================================================
Less distributions from net investment income                        (0.06)
==============================================================================
Net asset value, end of period                                      $10.02
______________________________________________________________________________
==============================================================================
Total return(b)                                                       0.49%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   11
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.10%(c)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.11%(c)
==============================================================================
Ratio of net investment income to average net assets                  1.67%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(d)                                             126%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $10,520.
(d)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                     JULY 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.03
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.05(a)
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               (0.00)
===================================================================================
    Total from investment operations                                    0.05
===================================================================================
Less distributions from net investment income                          (0.07)
===================================================================================
Net asset value, end of period                                        $10.01
___________________________________________________________________________________
===================================================================================
Total return(b)                                                         0.52%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $6,773
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        0.60%(c)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     0.61%(c)
===================================================================================
Ratio of net investment income to average net assets                    2.17%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                               126%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.

(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.

(c) Ratios are annualized and based on average daily net assets of $2,775,943.

(d)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Short Term Bond Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Short Term Bond Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Short Term Bond Fund as of July 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
September 17, 2004

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Short Term Bond Fund, an investment portfolio of AIM Investment Securities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                        WITHHOLDING
       TRUSTEES/ MATTER                                                VOTES FOR         AUTHORITY
---------------------------------------------------------------------------------------------------
(1)*   Bob R. Baker................................................  1,430,557,734      19,888,865
       Frank S. Bayley.............................................  1,430,328,954      20,117,645
       James T. Bunch..............................................  1,430,768,168      19,678,431
       Bruce L. Crockett...........................................  1,430,659,866      19,786,733
       Albert R. Dowden............................................  1,430,613,991      19,832,608
       Edward K. Dunn, Jr..........................................  1,430,557,918      19,888,681
       Jack M. Fields..............................................  1,430,604,411      19,842,188
       Carl Frischling.............................................  1,430,139,075      20,307,524
       Robert H. Graham............................................  1,430,382,712      20,063,887
       Gerald J. Lewis.............................................  1,430,101,093      20,345,506
       Prema Mathai-Davis..........................................  1,430,403,656      20,042,943
       Lewis F. Pennock............................................  1,430,682,327      19,764,272
       Ruth H. Quigley.............................................  1,430,286,369      20,160,230
       Louis S. Sklar..............................................  1,430,522,821      19,923,778
       Larry Soll, Ph.D............................................  1,430,500,783      19,945,816
       Mark H. Williamson..........................................  1,430,415,623      20,030,976

* Proposal required approval by a combined vote of all the portfolios of AIM Investment Securities Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of May 31, 2004

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.   None
  Trustee, Chairman and                             (financial services holding company); Director and
  President                                         Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1992             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee                                           (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of May 31, 2004

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1990               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (California)
  Trustee
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1990               Executive Vice President, Development and Operations, Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President,                               Counsel, A I M Management Group Inc. (financial services
  Secretary and Chief Legal                            holding company) and A I M Advisors, Inc.; Director and Vice
  Officer                                              President, INVESCO Distributors, Inc.; Vice President, A I M
                                                       Capital Management, Inc., A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director, Vice President and
                                                       General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           2004               Managing Director, Chief Fixed Income Officer and Senior
  Vice President                                       Investment Officer, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Director of Money Market Research and
  Vice President                                       Special Projects, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox(3) -- 1943        1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
                                                       Formerly: Senior Vice President, AIM Investment Services,
                                                       Inc.; and Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1992               Director of Cash Management, Managing Director and Chief
  Vice President                                       Cash Management Officer, A I M Capital Management, Inc;
                                                       Director and President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           2002               Director and Executive Vice President, A I M Management
  Vice President                                       Group, Inc., Director and Senior Vice President, A I M
                                                       Advisors, Inc., and Director, Chairman, President, Director
                                                       of Investments, Chief Executive Officer and Chief Investment
                                                       Officer, A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
--------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.
-------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942               None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President,
  Secretary and Chief Legal
  Officer
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox(3) -- 1943       N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

(3) Mr. Cox resigned from the Trust effective September 17, 2004 and Lisa Brinkley was appointed as the Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046-1173          Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Houston, TX 77010-4035
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103-7599     New York, NY 10022-3852                                         Boston, MA 02110-2801

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2004, 0.05% is eligible for the dividends received deduction for corporations.

For its tax year ended July 31, 2004 the Fund designated 0.05%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual percentages for the calendar year will be designated in the Fund's year-end tax statements.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 1.46% was derived from U.S. Treasury
Obligations.

                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------


If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.



AIMinvestments.com               STB-AR-1         A I M Distributors, Inc.

                                                      AIM TOTAL RETURN BOND FUND
                                   Annual Report to Shareholders o July 31, 2004


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM TOTAL RETURN BOND FUND SEEKS TO ACHIEVE MAXIMUM TOTAL RETURN CONSISTENT WITH PRESERVATION OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 7/31/04 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          o The unmanaged Lipper Intermediate           o Effective duration is a measure of a
                                             Investment Grade Fund Index represents        bond fund's price sensitivity to changes
o Effective 9/30/03, Class B shares are      an average of the 30 largest                  in interest rates. It also takes into
not available as an investment for           intermediate investment grade bond            account mortgage prepayments, puts,
retirement plans maintained pursuant to      funds tracked by Lipper, Inc., an             adjustable coupons and potential call
Section 401 of the Internal Revenue          independent mutual fund performance           dates.
Code, including 401(k) plans, money          monitor.
purchase pension plans and profit                                                          o Weighted average effective maturity is
sharing plans. Plans that have existing      o The unmanaged Standard & Poor's             a measure, as estimated by the fund's
accounts invested in Class B shares will     Composite Index of 500 Stocks (the S&P        portfolio managers, of the length of
continue to be allowed to make               500--Registered Trademark-- Index) is         time the average security in a bond fund
additional purchases.                        an index of common stocks frequently          will mature or be redeemed by its
                                             used as a general measure of U.S. stock       issuer. Both measures take into account
o Class R shares are available only to       market performance.                           mortgage prepayments, puts, adjustable
certain retirement plans. Please see the                                                   coupons and potential call dates.
prospectus for more information.             o The fund is not managed to track the
                                             performance of any particular index,          A description of the policies and proce-
PRINCIPAL RISKS OF INVESTING IN THE FUND     including the indexes defined here, and       dures that the fund uses to determine
                                             consequently, the performance of the          how to vote proxies relating to
o International investing presents           fund may deviate significantly from           portfolio securities is available
certain risks not associated with            the performance of the indexes.               without charge, upon request, from our
investing solely in the United States.                                                     Client Services department at
These include risks relating to fluctua-     o A direct investment cannot be made in       800-959-4246, or on the AIM Web site,
tions in the value of the U.S. dollar        an index. Unless otherwise indicated,         AIMinvestments.com. Scroll down on the
relative to the values of other              index results include reinvested              home page and click on AIM Funds Proxy
currencies, the custody arrangements         dividends, and they do not reflect sales      Policy. This informa- tion is also
made for the fund's foreign holdings,        charges. Performance of an index of           available on the Securities and Exchange
differences in accounting, political         funds reflects fund expenses;                 Commission's Web site, sec.gov.
risks and the lesser degree of public        performance of a market index does not.
information required to be provided by                                                     Information regarding how the fund voted
non-U.S. companies. The fund may invest      OTHER INFORMATION                             proxies related to its portfolio
up to 25% of its assets in the                                                             securities during the 12 months ended
securities of non-U.S. issuers.              o Industry classifications used in this       6/30/04 is available at our Web site. Go
                                             report are generally according to the         to AIMinvestments.com, access the About
o U.S. Treasury securities such as           Global Industry Classification Standard,      Us tab, click on Required Notices and
bills, notes and bonds offer a high          which was developed by and is the             click on Proxy Voting Activity. Next,
degree of safety, and they guarantee the     exclusive property and a service mark of      select your fund from the drop-down
payment of principal and any applicable      Morgan Stanley Capital International          menu.
interest if held to maturity. Fund           Inc. and Standard & Poor's.
shares are not insured, and their value
and yield will vary with market              o The returns shown in the Management's
conditions.                                  Discussion of Fund Performance are based
                                             on net asset values calculated for
o The fund may invest a portion of its       shareholder transactions. Generally
assets in mortgage-backed securities,        accepted accounting principles require
which may lose value if mortgages are        adjustments to be made to the net assets
prepaid in response to falling interest      of the fund at period end for financial
rates.                                       reporting purposes, and as such, the net
                                             asset values for shareholder
ABOUT INDEXES USED IN THIS REPORT            transactions and the returns based on
                                             those net asset values may differ from
o The unmanaged Lehman U.S. Aggregate        the net asset values and returns
Bond Index (the Lehman Aggregate), which     reported in the Financial Highlights.
represents the U.S. investment-grade
fixed-rate bond market (including            o The average credit quality of the
government and corporate securities,         fund's holdings as of the close of the
mortgage pass-through securities and         reporting period represents the weighted
asset-backed securities), is compiled        average quality rating of the securities
by Lehman Brothers, a global invest-         in the portfolio as assigned by
ment bank.                                   Nationally Recognized Statistical Rating
                                             Organizations based on assessment of the
                                             credit quality of the individual
                                             securities.


================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.
================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS --Registered Trademark--:

                    After a brisk run-up in 2003, markets seemed to pause in
[PHOTO OF           2004 in what appeared to be a holding pattern. During the
ROBERT H.           12-month period covered by this report, market sentiment
GRAHAM]             shifted from enthusiasm over an economic recovery to
                    caution. Rising interest rates, inflation--especially in
ROBERT H. GRAHAM    surging oil prices--the war on terrorism and the upcoming
                    presidential election created uncertainty in the markets, resulting in relatively flat returns year to date in 2004 and a downturn in July.

                        This pattern was especially evident in the equity
                    markets. The S&P 500 Index gained 13.16% over the 12 months ending July 31, 2004, but much of the upswing occurred in the latter part of 2003. Year-to-date as of July 31, 2004, the S&P 500 Index returned 0.02%. Performance declined in
July, with the index returning -3.31% for the month.

    The fiscal year proved especially challenging for the fixed-income market, especially near the end of the reporting period. Stronger-than-expected employment growth, an increase in inflation and the anticipation of a rate hike by the Federal Reserve caused a sell-off in the bond market during the second quarter of 2004. The Lehman U.S. Aggregate Bond Index returned 4.84% for the fiscal year covered by this report, but only 1.14% year-to-date as of July 31, 2004. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

    In a period of uncertainty like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.34% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.24%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

    For information on how your fund performed and was managed during the fiscal year covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

    Shareholders were recently sent a prospectus supplement and question and answer document pertaining to settlement agreements among AIM and INVESCO with the Attorneys General of Colorado and New York and the U.S. Securities and Exchange Commission (SEC) to resolve market-timing investigations. We will continue to post updates on our Web site, AIMinvestments.com, as information becomes available.

    As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments --Servicemark--. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/S/ ROBERT H. GRAHAM
-------------------------
Robert H. Graham
Chairman and President
September 15, 2004

*Average annual total returns, July 31, 1979, to July 31, 2004.
Source: Lipper, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


FUND BENEFITED FROM SHORTER AVERAGE                                                        income securities. AIM Total Return Bond
DURATION                                                                                   Fund normally invests at least 80% of
                                                                                           its assets in a diversified portfolio of
AIM Total Return Bond Fund's Class A         issuance increased in mid-2003 as firms       securities generally represented by the
shares returned 5.45% at net asset value     took advantage of low bond yields to pay      sector categories within the benchmark
for the fiscal year ending July 31,          down short-term debt, refund existing         Lehman U.S. Aggregate Bond Index. Those
2004. (Had the effects of sales charges      long-term debt and raise cash in              categories include corporate bonds of
been included, the return would have         anticipation of future spending. As           varying maturities, U.S. Treasury and
been lower.) Results for other share         economic growth continued in the fourth       agency securities and mortgage-backed
classes are found on page 3.                 quarter of 2003, investors moved from         and asset-backed securities. At the
                                             the safety of Treasuries toward higher        close of the reporting period, U.S.
    Your fund outperformed the Lehman        yields in the corporate market.               corporate bonds comprised
U.S. Aggregate Bond Index, which                                                           approximately 40% of assets, with
returned 4.84%, and the Lipper                   Amid economic and geopolitical            roughly 9% invested in foreign
Intermediate Investment Grade Fund           uncertainty, investors sought the             securities. Mortgage-backed securities
Index, which returned 5.05% during the       relative safety of bonds during the           accounted for approximately 27% of
reporting period. The fund outperformed      first quarter of 2004, driving down           assets at the close of the period, while
primarily because it owned more              yields and driving up bond prices.            government bonds comprised about 2%.
corporate bonds than its benchmark           Renewed concerns about the economy and
indexes, and its holdings had a shorter      terrorism caused a moderate flight to             A principal reason for positive
average duration.                            quality, which benefited Treasuries.          performance was the fund's shorter
                                                                                           average duration compared to that of
MARKET CONDITIONS                                In early April, the Labor Department      the Lehman U.S. Aggregate Bond Index,
                                             reported a sharp increase in the              particularly during the sell-off of
The economic expansion that began in         number of jobs created in March. As           bonds in April and May 2004 in
2003 took hold in the first half of          expectations rose for increasingly            anticipation of rising interest rates,
2004, triggering a rise in inflation and     rapid economic growth accompanied by          when the fund had an average duration of
the expectation of higher interest           inflation, the bond market suffered one       about 3.7 years compared to an average
rates. In 2003, inflation averaged 1%        of its worst three-month periods in the       duration of approximately 4.5 years for
but rose to an annual rate of 2% during      last decade.                                  the benchmark index. At fiscal period
the first half of 2004. In response, the                                                   end, the fund's average duration was
U.S. Federal Reserve (the Fed) increased     YOUR FUND                                     about 3.7 years compared to 4.3 years in
the federal funds target rate from 1.00%                                                   July 2003.
to 1.25% in June 2004.                       During the fiscal year ending July 31,
                                             2004, we continued to pursue maximum              Average duration measures a bond
    During 2003, overall corporate           total return consistent with                  fund's sensitivity to changes in
credit quality generally improved as a       preservation of capital by investing          interest rates. Since interest rates and
result of increased corporate profits.       primarily in investment-grade fixed           bond prices move inversely, rising
The pace of corporate bond                                                                 interest rates lower the value of bonds
                                                                                           in

====================================================================================================================================
PORTFOLIO COMPOSITION                        TOTAL NET ASSETS         $102.2 MILLION       TOP 10 INDUSTRIES
                                             AVERAGE CREDIT QUALITY RATING        AA
By investment type based on total            AVERAGE EFFECTIVE DURATION   3.62 YEARS       Excludes money market fund holdings
investments                                  AVERAGE MATURITY             5.63 YEARS
                                                                                            1. U.S. Mortgage-backed Securities 27.6%
               [PIE CHART]                   TOTAL NUMBER OF HOLDINGS            341        2. U.S. Treasury Securities         8.9
                                             (Excludes money market fund holdings)          3. Consumer Finance                 7.1
U.S. Mortgage-backed Securities   26.6%                                                     4. Other Diversified
Money Market Funds                10.4%                                                         Financial Services              5.6
International Bonds & Notes        9.0%                                                     5. Diversified Banks                5.3
U.S. Treasury Securities           8.7%                                                     6. Broadcasting & Cable TV          4.1
Asset-backed Notes                 2.0%                                                     7. Electric Utilities               3.0
U.S. Government Agency Securities  2.0%                                                     8. Real Estate                      2.5
Preferred Stocks                   1.3%                                                     9. Regional Banks                   2.3
Domestic Corporate Bonds & Notes  40.0%                                                    10. U.S. Government
                                                                                                Agency Securities               2.1
The fund's holdings are subject to change, and there is
no assurance that the fund will continue to hold any
particular security.
====================================================================================================================================

a fund's portfolio. Consequently, the            Satellite communications company                           JAN H. FRIEDLI
longer a fund's average duration, the        Intelsat and Citizens Communications,                          Mr. Friedli is lead
more its net asset value (NAV) drops         provider of access lines and other              [FRIEDLI       portfolio manager of
when interest rates rise.                    communication services, hindered                PHOTO]         AIM Total Return Bond
                                             performance as bonds of both companies                         Fund. He began his
    Another factor that contributed to       experienced price drops because of                             investment career in
positive performance for the reporting       potential buyouts. The fund did not own       1990 and joined AIM in 1999. Mr. Friedli
period was the fund's relative               either of these holdings at the close o       graduated cum laude from Villanova
overweight position in corporate bonds       the reporting period.                         University with a B.S. in computer
compared to the Lehman U.S. Aggregate                                                      science and earned an M.B.A. with honors
Bond Index. Among the index segments,            U.S. Treasuries and U.S. Agency           from the University of Chicago.
U.S. corporate instruments averaged the      issues also detracted from performance.
highest results with a 6.08% return,         Although they posted positive returns,                         SCOT W. JOHNSON
followed by fixed-rate mortgage-backed       such defensive investments were                [JOHNSON      Mr. Johnson, Chartered
securities at 5.11%, U.S. agency             outperformed by more economically               PHOTO]       Financial Analyst, is a
investments at 3.88% and U.S. Treasuries     sensitive asset classes such as                                portfolio manager of
of various maturities at an average of       corporate bonds. As a result, the fund                         AIM Total Return Bond
3.85%. The fund also benefited from its      maintained a relative underweight                            Fund. He joined AIM in
holdings of mortgage-backed securities       position in U.S. Treasury and U.S.            1994. He received both a B.A. in
from such issuers as Ginnie Mae and          Agency issues during the reporting            economics and an M.B.A. in finance from
Freddie Mac.                                 period.                                       Vanderbilt University.

    During the reporting period, we          IN CLOSING                                    Assisted by the Investment Grade Team
continued to focus on companies with
improving fundamentals, such as cash         We are pleased to have provided a
flow coverage, revenue growth, stable or     positive total return, delivered
improving credit ratings and business        attractive current income and preserved
margin improvement. Specific issuers         shareholders' capital during the fiscal
that enhanced performance included           year ended July 31, 2004. We appreciate
insurance giant American International       your continued investment in AIM Total
Group, Inc. (AIG) and Comcast                Return Bond Fund.
Corporation, which provides cable,
high-speed Internet and voice services.          See important fund and index
AIG increased its second-quarter                 disclosures inside front cover.
earnings more than 25% over 2003, while                                                              [RIGHT ARROW GRAPHIC]
Comcast experienced strong revenue
growth in its cable division. General                                                      FOR A PRESENTATION OF YOUR FUND'S
Electric, which posted a year-over-year                                                    LONG-TERM PERFORMANCE RECORD, PLEASE
earnings increase at the end of the                                                        TURN TO PAGE 5.
second quarter 2004, also helped fund
performance.

====================================================================================
FUND VS. INDEXES                             YIELD AND DISTRIBUTION RATE                   Had the advisor not waived fees and/or
                                             AS OF 7/31/04                                 reimbursed expenses, 30-day yields
Total returns, 7/31/03-7/31/04,                               30-Day                       would have been 2.79% for Class A
excluding applicable sales charges. If       Fund             Distribution 30-Day          shares, 2.28% for Class B shares, 2.28%
sales charges were included, returns         Class            Rate         SEC Yield       for Class C shares and 2.81% for Class R
would be lower.                                                                            shares.
                                             CLASS A SHARES   2.90%        2.90%
CLASS A SHARES                    5.45%      CLASS B SHARES   2.30         2.30                The 30-day yield is calculated using
                                             CLASS C SHARES   2.30         2.30            a formula defined by the Securities and
CLASS B SHARES                    4.67       CLASS R SHARES*  3.30         2.84            Exchange Commission. The formula is
                                                                                           based on the portfolio's potential
CLASS C SHARES                    4.67                                                     earnings from dividends, interest and
                                                                                           yield-to-maturity or yield-to-call of
CLASS R SHARES*                   5.17                                                     the bonds in the portfolio, net of all
                                                                                           expenses, calculated at maximum offering
LEHMAN U.S. AGGREGATE                                                                      price, and annualized.
 BOND INDEX                       4.84
(BROAD MARKET INDEX AND                                                                         The fund's 30-day distribution rate
 STYLE-SPECIFIC INDEX)                                                                     reflects its most recent monthly
                                                                                           dividend distribution multiplied by 12
LIPPER INTERMEDIATE                                                                        and divided by the most recent month-end
 INVESTMENT GRADE                 5.05                                                     maximum offering price. The fund's
FUND INDEX (PEER GROUP INDEX)                                                              DISTRIBUTION RATE AND 30-DAY yield will
                                                                                           differ.
Source: Lipper, Inc.
====================================================================================

*Inception date 4/30/04. Returns prior to 4/30/04 are hypothetical results based on Class A shares. See explanatiion page 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        information to compare the ongoing costs
                                             to estimate the expenses that you paid       of investing in the Fund and other
As a shareholder of the Fund, you incur      over the period. Simply divide your           funds. To do so, compare this 5%
two types of costs: (1) transaction          account value by $1,000 (for example, an      hypothetical example with the 5%
costs, which may include sales charges       $8,600 account value divided by $1,000 =      hypothetical examples that appear in the
(loads) on purchase payments; contingent     8.6), then multiply the result by the         shareholder reports of the other funds.
deferred sales charges on redemptions;       number in the table under the heading
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During             Please note that the expenses shown
ongoing costs, including management          Period" to estimate the expenses you          in the table are meant to highlight your
fees; distribution and/or service fees       paid on your account during this period.      ongoing costs only and do not reflect
(12b-1); and other Fund expenses. This                                                     any transactional costs, such as sales
Example is intended to help you              HYPOTHETICAL EXAMPLE FOR                      charges (loads) on purchase payments,
understand your ongoing costs (in            COMPARISON PURPOSES                           contingent deferred sales charges on
dollars) of investing in the Fund and to                                                   redemptions, and redemption fees, if
compare these costs with ongoing costs       The table below also provides                 any. Therefore, the hypothetical
of investing in other mutual funds. The      information about hypothetical account        information is useful in comparing
Example is based on an investment of         values and hypothetical expenses based        ongoing costs only, and will not help
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and        you determine the relative total costs
period and held for the entire period,       an assumed rate of return of 5% per year      of owning different funds. In addition,
February 1, 2004-July 31, 2004.              before expenses, which is not the Fund's      if these transactional costs were
                                             actual return. The hypothetical account       included, your costs would have been
ACTUAL EXPENSES                              values and expenses may not be used to        higher.
                                             estimate the actual ending account
The table below provides information         balance or expenses you paid for the
about actual account values and actual       period. You may use this
expenses. You may use the information in
this table,


====================================================================================================================================
                                                          ACTUAL                                  HYPOTHETICAL
                                                                                       (5% ANNUAL RETURN BEFORE EXPENSES)

              BEGINNING ACCOUNT       ENDING ACCOUNT             EXPENSES        ENDING ACCOUNT                   EXPENSES
                   VALUE                  VALUE                 PAID DURING          VALUE                       PAID DURING
                  (2/1/04)             (7/31/04)(1)              PERIOD(2)         (7/31/04)                      PERIOD(2)
Class A           $1,000.00             $1,006.90                  $4.99            $1,019.89                       $5.02
Class B            1,000.00              1,003.20                   8.72             1,016.16                        8.77
Class C            1,000.00              1,003.20                   8.72             1,016.16                        8.77
Class R            1,000.00              1,005.00                   6.23             1,018.65                        6.27

(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to
    July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative returns at net asset value for the period February 1, 2004 to July 31, 2004 were 0.69%, 0.32%, 0.32%, and 0.50% for Class A, Class B, Class C and Class R
    shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (1.00%, 1.75%, 1.75% and 1.25% for Class A, B, C and R class shares, respectively) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
====================================================================================================================================


                                              [ARROW
                                              BUTTON  For More Information Visit
                                              IMAGE]   AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

===================================================================================================================================
Past performance cannot guarantee comparable  RESULTS OF A $10,000 INVESTMENT
future results.                               12/31/01-7/31/04

     Your fund's total return includes                                           [MOUNTAIN CHART]
reinvested distributions, applicable sales
charges, fund expenses and management fees.
Results for Class B shares are calculated      DATE         AIM         AIM        AIM        Lipper
as if a hypothetical shareholder had                        Total       Total      Total      Intermediate
liquidated his entire investment in the                     Return      Return     Return     Intermediate
fund at the close of the reporting period                   Bond Fund   Bond Fund  Bond Fund  Investment Grade  Lehman U.S.
and paid the applicable contingent deferred                 Class A     Class B    Class C    Fund              Aggregate    S&P 500
sales charges. Index results include                        Shares      Shares     Shares     Index             Bond Index   Index
reinvested dividends, but they do not
reflect sales charges. Performance of an       12/31/2001    $9525       $10000    $10000        $10000          $10000      $10000
index of funds reflects fund expenses and      1/02           9615        10090     10090         10072           10081        9854
management fees; performance of a market       2/02           9706        10180     10180         10170           10179        9664
index does not. Performance shown in the       3/02           9543        10003     10003          9993           10009       10028
chart does not reflect deduction of taxes a    4/02           9680        10140     10140         10173           10203        9420
shareholder would pay on fund distributions    5/02           9752        10208     10208         10257           10290        9351
or sale of fund shares. Performance of the     6/02           9823        10276     10276         10250           10379        8685
indexes does not reflect the effects of        7/02           9914        10364     10364         10291           10504        8008
taxes.                                         8/02          10064        10515     10515         10489           10682        8061
                                               9/02          10186        10636     10636         10604           10855        7185
AVERAGE ANNUAL TOTAL RETURNS                   10/02         10123        10562     10562         10563           10805        7817
As of 7/31/04, including applicable            11/02         10147        10581     10581         10613           10802        8277
sales charges                                  12/02         10339        10774     10774         10829           11025        7791
                                               1/03          10364        10793     10793         10863           11035        7587
                                               2/03          10497        10936     10936         11018           11188        7473
CLASS A SHARES                                 3/03          10500        10921     10921         11019           11179        7545
Inception (12/31/01)             3.97%         4/03          10634        11054     11054         11148           11271        8167
 1 Year                          0.40          5/03          10837        11258     11258         11356           11481        8597
                                               6/03          10829        11243     11243         11353           11459        8706
CLASS B SHARES                                 7/03          10488        10883     10883         10970           11073        8860
Inception (12/31/01)             4.09%         8/03          10551        10941     10941         11054           11147        9032
 1 Year                          -0.33         9/03          10817        11210     11210         11351           11442        8937
                                               10/03         10738        11122     11122         11271           11335        9442
CLASS C SHARES                                 11/03         10771        11150     11150         11301           11362        9525
Inception (12/31/01)             5.17%         12/03         10869        11244     11244         11415           11478       10024
 1 Year                          3.67          1/04          10984        11356     11356         11506           11570       10208
                                               2/04          11077        11446     11446         11618           11696       10350
CLASS R SHARES*                                3/04          11171        11536     11536         11702           11783       10194
Inception                        5.74%         4/04          10941        11291     11291         11421           11477       10034
 1 Year                          5.17          5/04          10909        11251     11251         11364           11431       10171
                                               6/04          10969        11305     11305         11417           11495       10369
                                               7/04         $11056       $11089    $11389        $11525          $11609      $10026
                                                                                                                 Source: Lipper,Inc.
                                               In addition to fund returns as of the
                                               close of the reporting period, industry   The performance data quoted
                                               regulations require us to provide         represent past performance and cannot
                                               average annual total returns as of        guarantee comparable future results;
                                               6/30/04, the most recent calendar         current performance may be lower or
                                               quarter-end.                              higher. Please visit AIMinvestments.com
                                                                                         for the most recent month-end
                                               AVERAGE ANNUAL TOTAL RETURNS              performance. Performance figures
                                               As of 6/30/04, including applicable       reflect reinvested distributions,
                                               sales charges                             changes in net asset value and the
                                                                                         effect of the maximum sales charge
                                                                                         unless otherwise stated. Investment
                                               CLASS A SHARES                            return and principal value will
                                               Inception (12/31/01)              3.76%   fluctuate so that you may have a gain or
                                                1 Year                          -3.49    loss when you sell shares.

                                               CLASS B SHARES                            Class A share performance reflects
                                               Inception (12/31/01)              3.90%   the maximum 4.75% sales charge, and
                                                1 Year                          -4.31    Class B and Class C share performance
                                                                                         reflects the applicable contingent
                                               CLASS C SHARES                            deferred sales charge (CDSC) for the
                                               Inception (12/31/01)              5.03%   period involved. The CDSC on Class B
                                                1 Year                          -0.43    shares declines from 5% beginning at the
                                                                                         time of purchase to 0% at the begin-
                                               CLASS R SHARES*                           ning of the seventh year. The CDSC on
                                               Inception                         5.60%   Class C shares is 1% for the first year
                                                1 Year                           1.02    after purchase. Class R shares do not
                                                                                         have a front-end sales charge; returns
                                               Class R shares' inception date is         shown are at net asset value and do not
                                               4/30/04. Returns since that date are      reflect a 0.75% CDSC that may be imposed
                                               historical returns. All other returns     on a total redemption of retirement
                                               are blended returns of historical         plan assets within the first year.
                                               Class R share performance and restated
                                               Class A share performance (for periods        The performance of the fund's share
                                               prior to the inception date of Class R    classes will differ due to different
                                               shares) at net asset value, adjusted to   sales charge structures and class
                                               reflect the higher Rule 12b-1 fees        expenses.
                                               applicable to Class R shares. Class A
                                               shares' inception date is 12/31/01.           Had the advisor not waived fees
                                                                                         and/or reimbursed expenses, performance
                                                                                         would have been lower.

====================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 7/31/04

AIM TOTAL RETURN BOND FUND


====================================================================================================================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                      Institutional Class shares have no
                                             For periods ended 7/31/04                     sales charge; therefore, performance is
The following information has been                                                         at net asset value. Performance of
prepared to provide Institutional Class      Inception                         6.02%       Institutional Class shares will differ
shareholders with a performance overview     1 Year                            5.62        from performance of other share classes
specific to their holdings.                                                                due to differing sales charges and class
Institutional Class shares are offered       AVERAGE ANNUAL TOTAL RETURNS                  expenses. Please note that past
exclusively to institutional investors,      For periods ended 6/30/04, most recent        performance is not indicative of future
including defined contribution plans         calendar quarter-end                          results. More recent returns may be more
that meet certain criteria.                                                                or less than those shown. All returns
                                             Inception                         5.83%       assume reinvestment of distributions
                                             1 Year                            1.33        at net asset value. Investment return
                                                                                           and principal value will fluctuate so
                                                                                           your shares, when redeemed, may be worth
                                             Institutional Class shares' inception         more or less than their original cost.
                                             date is 4/30/04. Returns since that date      See full report for information on
                                             are historical returns. All other             comparative benchmarks. Please consult
                                             returns are blended returns of                your fund prospectus for more
                                             historical Institutional Class share          information. For the most current
                                             performance and restated Class A share        month-end performance, please call
                                             performance (for periods prior to the         800-451-4246 or visit
                                             inception date of Institutional Class         AIMinvestments.com.
                                             shares) at net asset value and reflect
                                             the higher Rule 12b-1 fees applicable
                                             to Class A shares. Class A shares'
                                             inception date is 12/31/01.
                                             Institutional Class shares would have
                                             had different returns due to differ-
                                             ences in the expense structure of the
                                             Institutional Class.

                                                 Had the advisor not waived fees
                                             and/or reimbursed expenses, performance
                                             would have been lower.
                                                                                           Over for information on your fund's
                                                                                           expenses.
====================================================================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

AIMINVESTMENTS.COM     TRB-INS-1  9/04  YOUR GOALS. OUR SOLUTIONS.    [AIM INVESTMENTS LOGO APPEARS HERE]
                                         --Registered Trademark--           --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      $1,000 (for example, an $8,600 account        other funds. To do so, compare this 5%
                                             value divided by $1,000 = 8.6), then          hypothetical example with the 5%
As a shareholder of the Fund, you incur      multiply the result by the number in the      hypothetical examples that appear in
ongoing costs, including management          table under the heading entitled "Actual      the shareholder reports of the other
fees; and other Fund expenses. This          Expenses Paid During Period" to estimate      funds.
Example is intended to help you              the expenses you paid on your account
understand your ongoing costs (in            during this period                                Please note that the expenses shown
dollars) of investing in the Fund and to                                                   in the table are meant to highlight your
compare these costs with ongoing costs       HYPOTHETICAL EXAMPLE FOR                      ongoing costs only. Therefore, the
of investing in other mutual funds. The      COMPARISON PURPOSES                           hypothetical information is useful in
Example is based on an investment of                                                       comparing ongoing costs only, and will
$1,000 invested at the beginning of the      The table below also provides                 not help you determine the relative
period and held for the entire period        information about hypothetical account        total costs of owning different funds.
February 1, 2004 - July 31, 2004.            values and hypothetical expenses based
                                             on the Fund's actual expense ratio and
ACTUAL EXPENSES                              an assumed rate of return of 5% per year
                                             before expenses, which is not the Fund's
The table below provides information         actual return. The hypothetical
about actual account values and actual       account values and expenses may not be
expenses. You may use the information in     used to estimate the actual ending
this table, together with the amount you     account balance or expenses you paid for
invested, to estimate the expenses that      the period. You may use this information
you paid over the period. Simply divide      to compare the ongoing costs of
your account value by                        investing in the Fund and

====================================================================================================================================
                                                     ACTUAL                               HYPOTHETICAL
                                                                              (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT     ENDING ACCOUNT          EXPENSES         ENDING ACCOUNT              EXPENSES
                     VALUE               VALUE              PAID DURING           VALUE                  PAID DURING
                  (02/1/04)           (07/01/04)(1)          PERIOD(2)         (07/1/04)                   PERIOD(2)
Institutional     $1,000.00            $1,008.50               $2.60            $1,022.28                    $2.61

(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period
February 1, 2004 to July 31, 2004 was 0.85% for Institutional Class shares.

(2) Expenses are equal to the Fund's annualized expense ratio of 0.52%
multiplied by the average account value over the period, multiplied by 182/366
(to reflect the one-half year period).
====================================================================================================================================

TRB-INS-1  9/04

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004


                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------
BONDS & NOTES-50.34%

ADVERTISING-0.25%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05                $250,000    $    257,556
=======================================================================

AEROSPACE & DEFENSE-0.24%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                        225,000         248,978
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.21%

Bank of New York Institutional Capital Trust-
  Series A, Bonds, 7.78%, 12/01/26 (Acquired
  06/12/03; Cost $238,542)(a)                   200,000         215,098
=======================================================================

AUTOMOBILE MANUFACTURERS-0.69%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04       700,000         703,542
=======================================================================

BROADCASTING & CABLE TV-4.13%

Comcast Corp., Sr. Sub. Deb., 10.63%,
  07/15/12                                      200,000         253,052
-----------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb.,
  8.88%, 09/15/05                               500,000         533,840
-----------------------------------------------------------------------
  9.50%, 08/01/13                              1,000,000      1,115,400
-----------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05                               100,000         103,606
-----------------------------------------------------------------------
  7.50%, 08/15/04                               350,000         350,602
-----------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06                                      125,000         131,394
-----------------------------------------------------------------------
Rogers Cablesystems Ltd. (Canada)-Series B,
  Sr. Sec. Second Priority Yankee Notes,
  10.00%, 03/15/05                              300,000         313,500
-----------------------------------------------------------------------
TCI Communications, Inc., Medium Term Notes,
  8.35%, 02/15/05                               350,000         360,738
-----------------------------------------------------------------------
TCI Communications, Inc., Sr. Notes, 8.65%,
  09/15/04                                      200,000         201,410
-----------------------------------------------------------------------
Time Warner Cos., Inc., Sr. Unsec. Gtd. Deb.,
  7.57%, 02/01/24                               200,000         215,572
-----------------------------------------------------------------------
Time Warner Cos., Inc., Unsec. Deb., 9.15%,
  02/01/23                                      350,000         435,246
-----------------------------------------------------------------------
Time Warner Cos., Inc., Unsec. Notes,
  7.75%, 06/15/05                               200,000         208,642
=======================================================================
                                                              4,223,002
=======================================================================

COMMUNICATIONS EQUIPMENT-0.45%

News America Holdings, Sr. Gtd. Notes,
  8.50%, 02/15/05                               450,000         463,720
=======================================================================

COMPUTER HARDWARE-0.39%

Sun Microsystems, Inc., Sr. Unsec. Notes,
  7.35%, 08/15/04                               400,000         400,600
=======================================================================

                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------


CONSUMER FINANCE-7.11%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18                        $100,000    $    113,061
-----------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05                                      250,000         262,525
-----------------------------------------------------------------------
Capital One Financial Corp., Sr. Unsec.
  Notes,
  7.25%, 05/01/06                               525,000         553,859
-----------------------------------------------------------------------
  8.75%, 02/01/07                               350,000         388,612
-----------------------------------------------------------------------
Capital One Financial Corp., Unsec. Notes,
  7.13%, 08/01/08                               175,000         189,658
-----------------------------------------------------------------------
Ford Motor Credit Co., Floating Rate Global
  Notes, 3.54%, 10/25/04(b)                     700,000         700,868
-----------------------------------------------------------------------
Ford Motor Credit Co., Notes, 6.75%, 05/15/05   100,000         103,129
-----------------------------------------------------------------------
Ford Motor Credit Co., Unsec. Global Notes,
  6.50%, 01/25/07                               150,000         158,139
-----------------------------------------------------------------------
  6.88%, 02/01/06                               300,000         314,979
-----------------------------------------------------------------------
Ford Motor Credit Co., Unsec. Global Notes,
  7.50%, 03/15/05                               300,000         309,144
-----------------------------------------------------------------------
Ford Motor Credit Co., Unsec. Notes, 7.75%,
  03/15/05                                      500,000         515,905
-----------------------------------------------------------------------
General Motors Acceptance Corp., Floating
  Rate Medium Term Notes, 3.34%, 03/04/05(b)   1,600,000      1,602,304
-----------------------------------------------------------------------
General Motors Acceptance Corp., Global
  Notes,
  4.50%, 07/15/06                               175,000         177,704
-----------------------------------------------------------------------
  7.50%, 07/15/05                               150,000         156,324
-----------------------------------------------------------------------
General Motors Acceptance Corp., Medium Term
  Notes,
  4.15%, 02/07/05                               180,000         181,449
-----------------------------------------------------------------------
  5.25%, 05/16/05                               275,000         280,302
-----------------------------------------------------------------------
General Motors Acceptance Corp., Unsec.
  Unsub. Global Notes, 6.75%, 01/15/06(c)       450,000         471,352
-----------------------------------------------------------------------
General Motors Acceptance Corp., Floating
  Rate Medium Term Notes, 3.16%, 05/19/05(b)    300,000         300,666
-----------------------------------------------------------------------
General Motors Acceptance Corp.,
  Medium Term Notes,
  6.60%, 11/22/04                                60,000          60,580
-----------------------------------------------------------------------
  6.75%, 11/04/04                                30,000          30,328
-----------------------------------------------------------------------
  7.00%, 10/25/04                               340,000         342,761
-----------------------------------------------------------------------
General Motors Acceptance Corp., Notes,
  5.65%, 11/15/04                                50,000          50,327
=======================================================================
                                                              7,263,976
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.45%

Electronic Data Systems Corp., Unsec. Unsub.
  Global Notes, 6.85%, 10/15/04                 450,000         453,937
=======================================================================


                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------

DIVERSIFIED BANKS-5.29%

AB Spintab (Sweden), Bonds, 7.50%, (Acquired
  02/12/04; Cost $133,922)(a)(d)               $120,000    $    129,377
-----------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(d)                        100,000         108,033
-----------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $83,179)(a)(e)        75,000          78,151
-----------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $98,375)(a)(e)                 100,000          95,547
-----------------------------------------------------------------------
BankAmerica Corp., Unsec. Sub. Notes,
  7.13%, 03/01/09                               125,000         140,411
-----------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 1.97%, 06/08/28(b)                250,000         243,902
-----------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $209,209)(a)(d)                               170,000         203,243
-----------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $379,629)(a)(e)                               300,000         340,845
-----------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Second Tier Notes, 11.50%, 04/01/10
  (Acquired 07/01/04; Cost $479,111)(a)(e)      450,000         477,382
-----------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Yankee Notes, 8.88%, 06/01/05          500,000         523,830
-----------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Medium
  Term Sub. Euro Notes, 2.15%(d)(f)             300,000         297,000
-----------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $200,000)(a)(d)                               200,000         201,936
-----------------------------------------------------------------------
Danske Bank A/S (Denmark), Sub. Notes,
  6.38%, 06/15/08 (Acquired 08/30/02; Cost
  $107,346)(a)                                  100,000         103,294
-----------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Notes,
  8.23%, 02/01/27                               160,000         180,219
-----------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06                              250,000         284,780
-----------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61%, (Acquired 11/05/03; Cost
  $74,602)(a)(d)                                 80,000          74,071
-----------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  2.19%(d)(f)                                   300,000         262,379
-----------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 1.31%, 08/29/87                70,000          60,221
-----------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 1.38%(d)(f)                  100,000          86,490
-----------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                         160,000         199,989
-----------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%(d)             75,000          70,096
-----------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07                               450,000         450,747
-----------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10                        300,000         316,500
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------

DIVERSIFIED BANKS-(CONTINUED)

Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $476,505)(a)(e)               $450,000    $    475,488
=======================================================================
                                                              5,403,931
=======================================================================

DIVERSIFIED CAPITAL MARKETS-0.78%

JPMorgan Chase Bank, Sub. Notes, 7.00%,
  06/01/05                                      250,000         259,182
-----------------------------------------------------------------------
UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(d)                               450,000         538,996
=======================================================================
                                                                798,178
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.53%

Erac USA Finance Co., Notes, 6.63%, 02/15/05
  (Acquired 07/21/04; Cost $547,487)(a)(e)      535,000         546,395
=======================================================================

ELECTRIC UTILITIES-3.05%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05           50,000          53,159
-----------------------------------------------------------------------
Cinergy Corp., Unsec. Sub. Global Deb.,
  6.25%, 09/01/04                               500,000         501,485
-----------------------------------------------------------------------
Consolidated Edison Co. of New York-Series
  96A, Unsec. Deb., 7.75%, 06/01/26(g)          250,000         270,177
-----------------------------------------------------------------------
Dominion Resources, Inc.-Series E, Sr. Unsec.
  Unsub. Notes, 7.82%, 09/15/04                 200,000         201,460
-----------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05                        650,000         686,848
-----------------------------------------------------------------------
PG&E Corp., First Mortgage Floating Rate
  Notes, 2.30%, 04/03/06(b)                     250,000         250,132
-----------------------------------------------------------------------
Westar Energy, Inc., Sec. First Mortgage
  Global Bonds, 7.88%, 05/01/07                 350,000         386,459
-----------------------------------------------------------------------
Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  6.75%, 12/15/04 (Acquired 01/08/04; Cost
  $259,688)(a)(e)                               250,000         252,716
-----------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08                        500,000         512,651
=======================================================================
                                                              3,115,087
=======================================================================

ENVIRONMENTAL SERVICES-0.49%

Waste Management, Inc., Sr. Unsec. Notes,
  7.00%, 10/01/04                               500,000         504,025
=======================================================================

FOOD RETAIL-0.12%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05                                      125,000         124,409
=======================================================================

GAS UTILITIES-1.43%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                         250,000         264,200
-----------------------------------------------------------------------
Columbia Energy Group-Series C, Notes,
  6.80%, 11/28/05                               250,000         262,575
-----------------------------------------------------------------------
Kinder Morgan Energy Partners, L.P., Sr.
  Unsec. Notes, 8.00%, 03/15/05                 400,000         413,828
-----------------------------------------------------------------------


                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------
GAS UTILITIES-(CONTINUED)

NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05                       $500,000    $    516,920
=======================================================================
                                                              1,457,523
=======================================================================

HEALTH CARE FACILITIES-0.72%

HCA Inc., Notes, 7.00%, 07/01/07                300,000         319,080
-----------------------------------------------------------------------
HCA Inc., Sr. Sub. Notes, 6.91%, 06/15/05       400,000         411,760
=======================================================================
                                                                730,840
=======================================================================

HOMEBUILDING-1.72%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11                                      300,000         334,500
-----------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10                        400,000         442,480
-----------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes,
  7.30%, 10/24/05                               200,000         209,892
-----------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10                        400,000         445,080
-----------------------------------------------------------------------
Schuler Homes, Inc., Sr. Unsec. Gtd. Global
  Notes, 9.38%, 07/15/09                        300,000         329,250
=======================================================================
                                                              1,761,202
=======================================================================

HOUSEWARES & SPECIALTIES-0.36%

American Greetings Corp., Unsec. Putable
  Notes, 6.10%, 08/01/08                        350,000         365,155
=======================================================================

HYPERMARKETS & SUPER CENTERS-0.13%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                      125,000         130,960
=======================================================================

INDUSTRIAL CONGLOMERATES-0.51%

Tyco International Group S.A. (Luxembourg),
  Unsec. Unsub. Gtd. Yankee Notes, 6.38%,
  06/15/05                                      400,000         413,172
-----------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $113,227)(a)(e)                               100,000         108,609
=======================================================================
                                                                521,781
=======================================================================

INTEGRATED OIL & GAS-0.79%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33                                      400,000         407,236
-----------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%, 03/15/28    100,000         108,871
-----------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes,
  6.50%, 04/01/05                               250,000         256,993
-----------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05                                30,000          31,350
=======================================================================
                                                                804,450
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.06%

Carolina Telephone & Telegraph Co., Deb.,
  7.25%, 12/15/04                                25,000          25,401
-----------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 8.50%, 03/01/31                 175,000         223,181
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------

INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

Sprint Capital Corp., Sr. Unsec. Gtd. Global
  Notes, 7.13%, 01/30/06                       $250,000    $    264,258
-----------------------------------------------------------------------
Sprint Capital Corp., Unsec. Gtd. Global
  Notes, 7.90%, 03/15/05                        450,000         465,737
-----------------------------------------------------------------------
Sprint Corp., Deb. 9.25%, 04/15/22               75,000          92,984
-----------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07                               400,000         435,841
-----------------------------------------------------------------------
  8.00%, 06/01/11                                75,000          86,671
-----------------------------------------------------------------------
Verizon California, Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(g)                      100,000         101,979
-----------------------------------------------------------------------
Verizon Communications, Inc., Unsec. Deb.,
  6.94%, 04/15/28                                50,000          51,532
-----------------------------------------------------------------------
  8.75%, 11/01/21                               125,000         154,126
-----------------------------------------------------------------------
Verizon New York Inc.-Series A, Sr. Unsec.
  Global Deb., 6.88%, 04/01/12                  100,000         108,469
-----------------------------------------------------------------------
Verizon Virginia, Inc.-Series A, Unsec.
  Global Deb., 4.63%, 03/15/13                  100,000          94,704
=======================================================================
                                                              2,104,883
=======================================================================

INVESTMENT BANKING & BROKERAGE-0.82%

Goldman Sachs Group, L.P., Unsec. Notes,
  7.25%, 10/01/05 (Acquired 03/18/03; Cost
  $167,339)(a)                                  150,000         157,665
-----------------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub. Deb., 11.63%,
  05/15/05                                      250,000         266,068
-----------------------------------------------------------------------
Lehman Brothers Inc., Sr. Unsec. Sub. Notes,
  7.63%, 06/01/06                               150,000         162,057
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05                   250,000         253,823
=======================================================================
                                                                839,613
=======================================================================

LIFE & HEALTH INSURANCE-0.57%

Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                      120,000         126,504
-----------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired 01/22/04; Cost
  $355,113)(a)(g)                               300,000         342,111
-----------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                               100,000         109,879
=======================================================================
                                                                578,494
=======================================================================

MOVIES & ENTERTAINMENT-0.20%

Time Warner Cos., Inc., Notes, 7.98%,
  08/15/04                                      200,000         200,380
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.14%

Dominion Resources, Inc.-Series F, Sr. Unsec.
  Putable Notes, 5.25%, 08/01/15                 75,000          72,383
-----------------------------------------------------------------------


                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER-(CONTINUED)

Duke Energy Corp., Unsec. Unsub. Floating
  Rate Notes, 1.95%, 01/15/05(b)               $ 70,000    $     69,996
=======================================================================
                                                                142,379
=======================================================================

MUNICIPALITIES-1.20%

Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series
  2003 B, 6.10%, 05/01/24(g)                    450,000         452,813
-----------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility
  Series 2004 RB,
  3.69%, 07/01/07(g)                            100,000         100,250
-----------------------------------------------------------------------
  4.21%, 07/01/08(g)                            125,000         125,781
-----------------------------------------------------------------------
  6.25%, 07/01/29(g)                            160,000         167,000
-----------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(g)(h)                                400,000         375,500
=======================================================================
                                                              1,221,344
=======================================================================

OIL & GAS DRILLING-0.10%

R&B Falcon Corp.-Series B, Sr. Unsec. Notes,
  6.75%, 04/15/05                               100,000         102,989
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.62%

Kern River Funding Corp., Sr. Gtd. Notes,
  4.89%, 04/30/18 (Acquired 8/20/03; Cost
  $147,662)(a)(e)                               142,463         138,651
-----------------------------------------------------------------------
Kerr-McGee Corp., Unsec. Gtd. Global Notes,
  5.38%, 04/15/05                               150,000         152,408
-----------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 7.38%, 12/15/14     325,000         341,933
=======================================================================
                                                                632,992
=======================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.05%

Plains All American Pipeline L.P./PAA Finance
  Corp., Sr. Notes, 5.63%, 12/15/13 (Acquired
  12/03/03; Cost $49,867)(a)(e)                  50,000          49,618
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.70%

Bombardier Capital, Inc., Notes, 7.50%,
  08/15/04 (Acquired 04/13/04-06/02/04; Cost
  $665,058)(a)(e)                               655,000         655,852
-----------------------------------------------------------------------
CIT Group Inc., Sr. Unsec. Unsub. Global
  Notes, 7.63%, 08/16/05                        175,000         184,202
-----------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%, 01/30/06      25,000          25,057
-----------------------------------------------------------------------
Heller Financial, Inc., Sr. Unsec. Global
  Notes, 8.00%, 06/15/05                        400,000         418,504
-----------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(d)                                75,000          88,058
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $339,375)(a)(d)                              $300,000    $    344,964
-----------------------------------------------------------------------
Ohana Military Communities, LLC-Series A,
  Class I, Notes, 6.04%, 10/01/34                75,000          74,406
-----------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands), Sr.
  Unsec. Global Notes, 8.02%, 05/15/07          275,000         293,213
-----------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands)-Series
  1999-2, Class A1, Global Bonds, 9.69%,
  08/15/09                                      100,000         113,870
-----------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $199,866)(a)(e)                          200,000         194,505
-----------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 01/10/03; Cost $162,587)(a)(e)      144,903         164,517
-----------------------------------------------------------------------
XTRA, Inc.-Series C, Gtd. Medium Term Notes,
  7.70%, 11/02/04                               200,000         202,172
=======================================================================
                                                              2,759,320
=======================================================================

PROPERTY & CASUALTY INSURANCE-0.64%

First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12                               225,000         252,272
-----------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired
  01/21/04-03/23/04; Cost $416,027)(a)(e)       400,000         402,988
=======================================================================
                                                                655,260
=======================================================================

REAL ESTATE-2.48%

Developers Diversified Realty Corp., Sr.
  Medium Term Notes, 6.84%, 12/16/04            500,000         507,670
-----------------------------------------------------------------------
Duke Realty L.P., Medium Term Notes, 7.14%,
  11/05/04                                      500,000         506,282
-----------------------------------------------------------------------
EOP Operating L.P., Sr. Unsec. Notes,
  6.63%, 02/15/05                               350,000         357,343
-----------------------------------------------------------------------
EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                      350,000         378,676
-----------------------------------------------------------------------
HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05                               225,000         230,355
-----------------------------------------------------------------------
JDN Realty Corp., Unsec. Unsub. Notes,
  6.80%, 08/01/04                               500,000         499,980
-----------------------------------------------------------------------
Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05                                50,000          52,322
=======================================================================
                                                              2,532,628
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.10%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes,
  6.80%, 12/01/06                               100,000         105,021
=======================================================================

REGIONAL BANKS-2.34%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 2.86%, 03/01/34(b)       125,000         128,341
-----------------------------------------------------------------------


                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------
REGIONAL BANKS-(CONTINUED)

Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08                              $500,000    $    499,365
-----------------------------------------------------------------------
KeyCorp, Unsec. Sub. Notes, 7.25%, 06/01/05     160,000         165,920
-----------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 1.88%, 06/01/28(b)                     125,000         117,983
-----------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09                               350,000         353,066
-----------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.25%(d)(f)                           1,000,000        996,966
-----------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14                                      125,000         126,520
=======================================================================
                                                              2,388,161
=======================================================================

REINSURANCE-0.10%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.00%, 02/15/26                        100,000         106,335
=======================================================================

RESTAURANTS-0.08%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                       75,000          81,240
=======================================================================

SOVEREIGN DEBT-1.71%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05                                      100,000         104,521
-----------------------------------------------------------------------
Russian Federation (Russia), Unsec. Unsub.
  Disc. Bonds, 5.00%, 03/31/30 (Acquired
  05/18/04; Cost $270,188)(a)                   300,000         276,270
-----------------------------------------------------------------------
Russian Federation (Russia), Unsec. Unsub.
  Euro Bonds-REGS,
  8.75%, 07/24/05 (Acquired 05/14/04;
  Cost $475,425)(a)                             450,000         473,487
-----------------------------------------------------------------------
  10.00%, 06/26/07 (Acquired
  05/14/04-05/18/04; Cost $388,744)(a)          345,000         388,618
-----------------------------------------------------------------------
United Mexican States (Mexico), Global Notes,
  6.63%, 03/03/15                               150,000         152,490
-----------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes, 7.50%, 04/08/33     350,000         348,653
=======================================================================
                                                              1,744,039
=======================================================================

SPECIALTY CHEMICALS-0.49%

ICI Wilmington Inc., Gtd. Notes, 6.95%,
  09/15/04                                      500,000         502,300
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.86%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27                               100,000         113,979
-----------------------------------------------------------------------
Sovereign Bancorp, Inc., Sr. Unsec. Notes,
  10.50%, 11/15/06                              300,000         343,629
-----------------------------------------------------------------------
Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                        400,000         419,864
=======================================================================
                                                                877,472
=======================================================================

TOBACCO-0.25%

Altria Group, Inc., Notes, 7.13%, 10/01/04      100,000         100,875
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------

TOBACCO-(CONTINUED)

Altria Group, Inc., Sr. Unsec. Notes,
  7.00%, 11/04/13                              $ 75,000    $     77,566
-----------------------------------------------------------------------
Altria Group, Inc., Unsec. Notes, 6.38%,
  02/01/06                                       75,000          77,530
=======================================================================
                                                                255,971
=======================================================================

TRUCKING-1.96%

Hertz Corp. (The), Floating Rate Global
  Notes, 1.77%, 08/13/04(b)                    1,000,000        999,550
-----------------------------------------------------------------------
Hertz Corp. (The), Sr. Global Notes, 8.25%,
  06/01/05                                      400,000         416,796
-----------------------------------------------------------------------
Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                               525,000         588,478
=======================================================================
                                                              2,004,824
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.03%

TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                525,000         589,118
-----------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                       400,000         459,676
=======================================================================
                                                              1,048,794
=======================================================================
    Total U.S. Dollar Denominated
      Non-Convertible Bonds & Notes (Cost
      $51,610,848)                                           51,428,402
=======================================================================

U.S. MORTGAGE-BACKED SECURITIES-27.56%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-7.14%

Pass Through Ctfs.,
  6.00%, 08/01/14 to 10/01/32                  2,133,011      2,212,244
-----------------------------------------------------------------------
  5.50%, 05/01/16 to 02/01/17                   228,623         235,582
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 08/01/32                   826,600         870,941
-----------------------------------------------------------------------
  7.00%, 06/01/16 to 06/01/32                   261,058         276,562
-----------------------------------------------------------------------
  7.50%, 04/01/17 to 03/01/32                   311,154         333,900
-----------------------------------------------------------------------
  5.00%, 07/01/34                              2,500,000      2,438,393
-----------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 08/01/15(i)                            921,000         927,885
=======================================================================
                                                              7,295,507
=======================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-16.10%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32                    66,992          71,695
-----------------------------------------------------------------------
  7.00%, 12/01/15 to 02/01/33                  1,283,091      1,357,448
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 10/01/32                  2,892,253      3,026,982
-----------------------------------------------------------------------
  6.00%, 01/01/17 to 12/01/33                  1,575,511      1,625,358
-----------------------------------------------------------------------
  5.50%, 09/01/17 to 03/01/34                  4,102,764      4,122,981
-----------------------------------------------------------------------
  5.00%, 03/01/18 to 10/01/18                  1,382,598      1,395,457
-----------------------------------------------------------------------
  8.00%, 08/01/21 to 04/01/32                   470,115         508,691
-----------------------------------------------------------------------


                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-(CONTINUED)

Pass Through Ctfs., TBA,
  5.50%, 08/01/19(i)                           $947,776    $    974,666
-----------------------------------------------------------------------
  6.00%, 09/01/32(i)                           1,372,000      1,409,982
-----------------------------------------------------------------------
  5.00%, 08/01/34(i)                           2,000,000      1,952,985
=======================================================================
                                                             16,446,245
=======================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-4.32%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 05/15/32                   376,847         407,197
-----------------------------------------------------------------------
  8.50%, 02/15/25                                40,159          44,084
-----------------------------------------------------------------------
  8.00%, 08/15/25                                14,172          15,599
-----------------------------------------------------------------------
  7.00%, 04/15/28 to 03/15/33                   422,549         449,284
-----------------------------------------------------------------------
  6.00%, 11/15/28 to 02/15/33                  1,255,565      1,293,966
-----------------------------------------------------------------------
  6.50%, 01/15/29 to 12/15/33                  1,624,682      1,702,240
-----------------------------------------------------------------------
  5.50%, 12/15/33                               496,020         500,226
=======================================================================
                                                              4,412,596
=======================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $27,909,141)                                     28,154,348
=======================================================================

U.S. TREASURY SECURITIES-8.94%

U.S. TREASURY BILLS-3.11%

1.25%, 05/31/05(c)(j)                          1,000,000        994,297
-----------------------------------------------------------------------
1.50%, 07/31/05(j)                             2,200,000      2,188,313
=======================================================================
                                                              3,182,610
=======================================================================
U.S. TREASURY NOTES-1.35%

3.13%, 10/15/08                                 275,000         271,047
-----------------------------------------------------------------------
4.75%, 11/15/08                                 650,000         681,789
-----------------------------------------------------------------------
5.00%, 02/15/11                                 400,000         421,938
=======================================================================
                                                              1,374,774
=======================================================================

U.S. TREASURY BONDS-4.11%

7.25%, 05/15/16 to 08/15/22                    1,900,000      2,334,734
-----------------------------------------------------------------------
7.50%, 11/15/16                                1,500,000      1,870,078
=======================================================================
                                                              4,204,812
=======================================================================

U.S. TREASURY STRIPS-0.37%

5.98%, 11/15/23(k)                             1,100,000        377,437
=======================================================================
    Total U.S. Treasury Securities (Cost
      $9,156,827)                                             9,139,633
=======================================================================

ASSET-BACKED SECURITIES-2.44%

OTHER DIVERSIFIED FINANCIAL SERVICES-2.44%

Citicorp Lease-Series 1999-1, Class A1,
  Pass Through Ctfs., 7.22%, 06/15/05
  (Acquired 05/08/02-07/15/04; Cost
  $895,392)(a)                                  848,772         881,309
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Citicorp Lease-Series 1999-1, Class A2,
  Pass Through Ctfs., 8.04%, 12/15/19
  (Acquired 08/20/02; Cost $166,614)(a)        $150,000    $    173,015
-----------------------------------------------------------------------
Mangrove Bay, Pass Through Ctfs., 6.10%,
  07/15/33 (Acquired 07/13/04; Cost
  $298,242)(a)                                  300,000         299,201
-----------------------------------------------------------------------
Patrons' Legacy-Series 2004-I, Ctfs., 6.67%,
  02/04/17 (Acquired 4/30/04; Cost
  $500,000)(a)(e)                               500,000         500,312
-----------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $384,150)(a)(e)      378,973         379,501
-----------------------------------------------------------------------
Yorkshire Power Pass Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  06/19/03-09/22/03; Cost $270,870)(a)(e)       250,000         256,747
=======================================================================
                                                              2,490,085
=======================================================================
    Total Asset-Backed Securities (Cost
      $2,481,769)                                             2,490,085
=======================================================================

U.S. GOVERNMENT AGENCY SECURITIES-2.06%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.51%

Unsec. Disc. Notes, 0%, 08/11/04 to 11/10/04   1,000,000        998,287
-----------------------------------------------------------------------
Unsec. Floating Rate Global Notes, 3.43%,
  02/17/09(l)                                   250,000         249,745
-----------------------------------------------------------------------
Unsec. Global Notes, 3.38%, 12/15/08            300,000         293,538
=======================================================================
                                                              1,541,570
=======================================================================

TENNESSEE VALLEY AUTHORITY-0.55%

Unsec. Bonds, 7.14%, 05/23/12                   500,000         566,535
=======================================================================
    Total U.S. Government Agency Securities
      (Cost $2,092,961)                                       2,108,105
=======================================================================

                                                SHARES

PREFERRED STOCKS-1.36%

INTEGRATED OIL & GAS-0.49%

Shell Frontier Oil & Gas Inc.-Series A,
  2.38% Floating Rate Pfd.(b)                         5         500,000
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.48%

Zurich RegCaPS Funding Trust III, 1.71%
  Floating Rate Pfd. (Acquired 3/17/04; Cost
  $484,802)(a)(b)(d)(e)                             500         487,500
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.39%

Fannie Mae-Series K, 3.00% Pfd.                   8,000         404,500
=======================================================================
    Total Preferred Stocks (Cost $1,386,402)                  1,392,000
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

MONEY MARKET FUNDS-10.78%

Liquid Assets Portfolio-Institutional
  Class(m)                                     5,505,206   $  5,505,206
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(m)    5,505,206      5,505,206
=======================================================================
    Total Money Market Funds (Cost
      $11,010,412)                                           11,010,412
=======================================================================
TOTAL INVESTMENTS-103.48% (Cost $105,648,360)               105,722,985
=======================================================================
OTHER ASSETS LESS LIABILITIES-(3.48%)                        (3,554,997)
=======================================================================
NET ASSETS-100.00%                                         $102,167,988
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2004 was $9,868,983, which represented 9.66% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Interest rate is redetermined quarterly. Rate shown is rate in effect on July 31, 2004.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H and Note 8.
(d) Perpetual bond with no specified maturity date.
(e) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at July 31, 2004 was $5,605,324, which represented 5.49% of the Fund's net assets.
(f) Interest rate is redetermined semi-annually. Rate shown is rate in effect on July 31, 2004.
(g) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(h) Zero Coupon bond issued at a discount. The interest rate shown represents the current yield on July 31, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(i) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1F.
(j) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(l) Interest rate is redetermined monthly. Rate shown is rate in effect on July 31, 2004.
(m) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $94,637,948)                                 $ 94,712,573
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $11,010,412)                             11,010,412
===========================================================
    Total investments (cost $105,648,360)       105,722,985
___________________________________________________________
===========================================================
Receivables for:
  Investments sold                                  109,423
-----------------------------------------------------------
  Variation margin                                   83,959
-----------------------------------------------------------
  Fund shares sold                                  744,160
-----------------------------------------------------------
  Dividends and interest                          1,198,826
-----------------------------------------------------------
  Amount due from advisor                            55,426
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    8,954
-----------------------------------------------------------
Other assets                                         60,223
===========================================================
    Total assets                                107,983,956
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           5,257,024
-----------------------------------------------------------
  Fund shares reacquired                            238,352
-----------------------------------------------------------
  Dividends                                          17,059
-----------------------------------------------------------
  Deferred compensation and retirement plans          9,528
-----------------------------------------------------------
Accrued distribution fees                            51,210
-----------------------------------------------------------
Accrued trustees' fees                                  978
-----------------------------------------------------------
Accrued transfer agent fees                         217,521
-----------------------------------------------------------
Accrued operating expenses                           24,296
===========================================================
    Total liabilities                             5,815,968
===========================================================
Net assets applicable to shares outstanding    $102,167,988
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $101,722,922
-----------------------------------------------------------
Undistributed net investment income                  (8,256)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and futures contracts        90,092
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts                  363,230
===========================================================
                                               $102,167,988
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 35,948,270
___________________________________________________________
===========================================================
Class B                                        $ 44,047,362
___________________________________________________________
===========================================================
Class C                                        $  8,649,074
___________________________________________________________
===========================================================
Class R                                        $    107,922
___________________________________________________________
===========================================================
Institutional Class                            $ 13,415,360
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           3,439,815
___________________________________________________________
===========================================================
Class B                                           4,214,876
___________________________________________________________
===========================================================
Class C                                             827,743
___________________________________________________________
===========================================================
Class R                                              10,334
___________________________________________________________
===========================================================
Institutional Class                               1,283,261
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.45
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.45 divided by
      95.25%)                                  $      10.97
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      10.45
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      10.45
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      10.44
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.45
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $3,404,296
------------------------------------------------------------------------
Dividends from affiliated money market funds                      30,361
========================================================================
    Total investment income                                    3,434,657
========================================================================

EXPENSES:

Advisory fees                                                    443,190
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                    31,240
------------------------------------------------------------------------
Distribution fees:
  Class A                                                        113,436
------------------------------------------------------------------------
  Class B                                                        459,917
------------------------------------------------------------------------
  Class C                                                         87,368
------------------------------------------------------------------------
  Class R                                                             48
------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       323,557
------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                         1,163
------------------------------------------------------------------------
Trustees' and retirement fees                                     11,798
------------------------------------------------------------------------
Other                                                            210,985
========================================================================
    Total expenses                                             1,732,702
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                  (441,850)
========================================================================
    Net expenses                                               1,290,852
========================================================================
Net investment income                                          2,143,805
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        1,159,742
------------------------------------------------------------------------
  Futures contracts                                             (415,834)
========================================================================
                                                                 743,908
========================================================================
Change in net unrealized appreciation of:
  Investment securities                                          954,446
------------------------------------------------------------------------
  Futures contracts                                              288,605
========================================================================
                                                               1,243,051
========================================================================
Net gain from investment securities and futures contracts      1,986,959
========================================================================
Net increase in net assets resulting from operations          $4,130,764
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                    2004           2003
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                         $  2,143,805    $ 1,582,068
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                        743,908      1,445,148
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                    1,243,051     (1,022,343)
===========================================================================================
    Net increase in net assets resulting from operations           4,130,764      2,004,873
===========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (1,119,985)      (797,837)
-------------------------------------------------------------------------------------------
  Class B                                                         (1,252,383)    (1,033,094)
-------------------------------------------------------------------------------------------
  Class C                                                           (237,664)      (208,766)
-------------------------------------------------------------------------------------------
  Class R                                                               (263)            --
-------------------------------------------------------------------------------------------
  Institutional Class                                                (49,476)            --
===========================================================================================
    Total distributions from net investment income                (2,659,771)    (2,039,697)
===========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                           (275,772)       (29,369)
-------------------------------------------------------------------------------------------
  Class B                                                           (409,926)       (47,717)
-------------------------------------------------------------------------------------------
  Class C                                                            (73,816)        (8,496)
===========================================================================================
    Total distributions from net realized gains                     (759,514)       (85,582)
===========================================================================================
    Decrease in net assets resulting from distributions           (3,419,285)    (2,125,279)
===========================================================================================
Share transactions-net:
  Class A                                                          5,423,188     21,104,305
-------------------------------------------------------------------------------------------
  Class B                                                         (4,003,657)    33,005,431
-------------------------------------------------------------------------------------------
  Class C                                                           (562,735)     6,138,256
-------------------------------------------------------------------------------------------
  Class R                                                            107,444             --
-------------------------------------------------------------------------------------------
  Institutional Class                                             13,316,991             --
===========================================================================================
    Net increase in net assets resulting from share
     transactions                                                 14,281,231     60,247,992
===========================================================================================
    Net increase in net assets                                    14,992,710     60,127,586
===========================================================================================

NET ASSETS:

  Beginning of year                                               87,175,278     27,047,692
===========================================================================================
  End of year (including undistributed net investment income of $(8,256) and $(5,473) for 2004 and 2003,
    respectively)                                               $102,167,988    $87,175,278
___________________________________________________________________________________________
===========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Total Return Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve maximum total return consistent with preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions are considered borrowings under the 1940 Act. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $500 million of the Fund's average daily net assets, plus 0.45% on the next $500 million of the Fund's average daily net assets, plus 0.40% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.00%, 1.65%, 1.65%, 1.15% and 0.65%, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.25%, 1.90%, 1.90%, 1.40% and 0.90%, respectively, through July 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $386,506.

    For the year ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $21,819 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended July 31, 2004, AISI retained $166,081 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has agreed to waive up to 0.10% of Rule 12b-1 plan fees on Class A shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C and Class R shares paid $81,026, $459,917, $87,368 and $48, respectively after AIM Distributors waived Class A plan fees of $32,410.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2004, AIM Distributors advised the Fund that it retained $52,886 in front-end sales commissions from the sale of Class A shares and $55, $2,641, $2,323 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                        MARKET VALUE     PURCHASES       PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                      07/31/03        AT COST       FROM SALES     (DEPRECIATION)      07/31/04       INCOME     GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional Class    $  750,113     $36,578,019    $(31,822,926)       $   --        $ 5,505,206     $15,181       $   --
--------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class       750,113      36,578,019     (31,822,926)           --          5,505,206      15,180           --
================================================================================================================================
    Total                $1,500,226     $73,156,038    $(63,645,852)       $   --        $11,010,412     $30,361       $   --
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM and INVESCO funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended July 31, 2004, the Fund engaged in purchases and sales of securities of $0 and $406,143, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $1,107 and credits in custodian fees of $8 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $1,115.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $3,884 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the fund's aggregate borrowings from all source exceeds 10% of the fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--FUTURES CONTRACTS

On July 31, 2004, $700,000 principal amount of U.S. Corporate obligations and U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                         OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
                                                               NO. OF        MONTH/         MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS    COMMITMENT        VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 E-Trade                                         6       Dec-04/Long    $ 1,464,600       $ (5,430)
-----------------------------------------------------------------------------------------------------------------------
U.S. 30 Year Bond                                                  2       Sep-04/Long        216,438          6,944
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 year Notes                                        51       Sep-04/Long     10,767,375         45,391
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 year Notes                                       153       Sep-04/Long     16,753,500        241,700
=======================================================================================================================
                                                                                          $29,201,913       $288,605
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $3,419,285    $2,125,279
--------------------------------------------------------------------------------------


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    530,821
----------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments                (48,337)
----------------------------------------------------------------------------
Temporary book/tax differences                                        (8,257)
----------------------------------------------------------------------------
Post October capital loss deferral                                   (29,161)
----------------------------------------------------------------------------
Shares of beneficial interest                                    101,722,922
============================================================================
    Total net assets                                            $102,167,988
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the tax realization of unrealized gain on certain futures contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilized. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has no capital loss carryforward as of July 31, 2004.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $290,769,048 and $287,970,350, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities          $562,028
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (610,365)
==============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                        $(48,337)
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $105,771,322.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of the utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, paydowns on mortgage backed securities and reclassification of distributions, on July 31, 2004, undistributed net investment income was increased by $513,183, undistributed net realized gain (loss) was decreased by $652,531, and shares of beneficial interest increased by $139,348. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED JULY 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,120,259    $ 22,280,117     3,675,553    $ 38,439,296
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,740,846      18,292,621     4,564,339      47,687,420
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        621,595       6,564,573     1,230,567      12,857,366
----------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                      10,815         112,468            --              --
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)(b)                                    1,279,534      13,278,111            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        120,950       1,268,355        72,052         755,569
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        136,964       1,436,475        88,787         931,209
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         27,349         286,832        18,930         198,523
----------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                          25             263            --              --
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)(b)                                        4,746          49,494            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        214,070       2,246,559        79,038         832,366
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (214,070)     (2,246,559)      (79,022)       (832,366)
======================================================================================================================
Reacquired:
  Class A                                                     (1,945,631)    (20,371,843)   (1,811,444)    (18,922,926)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,051,846)    (21,486,194)   (1,411,242)    (14,780,832)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (708,287)     (7,414,140)     (661,171)     (6,917,633)
----------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                        (506)         (5,287)           --              --
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)(b)                                       (1,019)        (10,614)           --              --
======================================================================================================================
                                                               1,355,794    $ 14,281,231     5,766,387    $ 60,247,992
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Class R and Institutional Class shares commenced sales on April 30, 2004.

(b) At July 31, 2004, 10.35% for the outstanding shares of the Fund were owned by AIM Moderate Allocation Fund. The Fund and AIM Moderate Allocation Fund have the same investment advisor and therefore, are considered to be affiliated.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                                              ---------------------------------------------
                                                                                          DECEMBER 31, 2001
                                                                   YEAR ENDED             (DATE OPERATIONS
                                                                    JULY 31,                COMMENCED) TO
                                                              ---------------------           JULY 31,
                                                               2004          2003               2002
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.35       $ 10.19            $10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.31          0.32(a)           0.18(a)
-----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.25          0.26              0.23
===========================================================================================================
    Total from investment operations                             0.56          0.58              0.41
===========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.36)        (0.40)            (0.22)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.10)        (0.02)               --
===========================================================================================================
    Total distributions                                         (0.46)        (0.42)            (0.22)
===========================================================================================================
Net asset value, end of period                                $ 10.45       $ 10.35            $10.19
___________________________________________________________________________________________________________
===========================================================================================================
    Total return(b)                                              5.45%         5.77%             4.09%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $35,948       $30,336            $9,325
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                1.00%(c)      1.00%             1.00%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements             1.57%(c)      1.54%             3.21%(d)
===========================================================================================================
Ratio of net investment income to average net assets             2.87%(c)      3.07%             3.10%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                        338%          284%              215%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)  Ratios are based on average daily net assets of $32,410,313.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                 CLASS B
                                                              ---------------------------------------------
                                                                                          DECEMBER 31, 2001
                                                                   YEAR ENDED             (DATE OPERATIONS
                                                                    JULY 31,                COMMENCED) TO
                                                              ---------------------           JULY 31,
                                                               2004          2003               2002
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.35       $ 10.19            $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.22          0.24(a)            0.14(a)
-----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.26          0.27               0.22
===========================================================================================================
    Total from investment operations                             0.48          0.51               0.36
===========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.29)        (0.33)             (0.17)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.09)        (0.02)                --
===========================================================================================================
    Total distributions                                         (0.38)        (0.35)             (0.17)
===========================================================================================================
Net asset value, end of period                                $ 10.45       $ 10.35            $ 10.19
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                  4.67%         4.98%              3.65%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $44,047       $47,655            $14,678
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                1.75%(c)      1.75%              1.75%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements             2.22%(c)      2.19%              3.86%(d)
===========================================================================================================
Ratio of net investment income to average net assets             2.12%(c)      2.32%              2.35%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                        338%          284%               215%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)  Ratios are based on average daily net assets of $45,991,695.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                CLASS C
                                                              -------------------------------------------
                                                                                        DECEMBER 31, 2001
                                                                  YEAR ENDED            (DATE OPERATIONS
                                                                   JULY 31,               COMMENCED) TO
                                                              -------------------           JULY 31,
                                                               2004         2003              2002
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.35       $10.19            $10.00
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.22         0.24(a)           0.14(a)
---------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.26         0.27              0.22
=========================================================================================================
    Total from investment operations                            0.48         0.51              0.36
=========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.29)       (0.33)            (0.17)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.09)       (0.02)               --
=========================================================================================================
    Total distributions                                        (0.38)       (0.35)            (0.17)
=========================================================================================================
Net asset value, end of period                                $10.45       $10.35            $10.19
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 4.67%        4.98%             3.65%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $8,649       $9,185            $3,045
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements               1.75%(c)     1.75%             1.75%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements            2.22%(c)     2.19%             3.86%(d)
=========================================================================================================
Ratio of net investment income to average net assets            2.12%(c)     2.32%             2.35%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                       338%         284%              215%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)  Ratios are based on average daily net assets of $8,736,816.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                    CLASS R
                                                                ----------------
                                                                 APRIL 30, 2004
                                                                (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                    JULY 31,
                                                                      2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.42
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.08
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               0.02
================================================================================
    Total from investment operations                                   0.10
================================================================================
Less dividends from net investment income                             (0.08)
================================================================================
Net asset value, end of period                                       $10.44
________________________________________________________________________________
================================================================================
Total return(a)                                                        0.92%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $  108
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                      1.25%(b)
--------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements                   1.39%(b)
================================================================================
Ratio of net investment income to average net assets                   2.62%(b)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(c)                                              338%
________________________________________________________________________________
================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $37,832.
(c)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                 (DATE OPERATIONS
                                                                   COMMENCED) TO
                                                                     JULY 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 10.42
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.09
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                 0.03
===================================================================================
    Total from investment operations                                     0.12
===================================================================================
Less dividends from net investment income                               (0.09)
===================================================================================
Net asset value, end of period                                        $ 10.45
___________________________________________________________________________________
===================================================================================
Total return(a)                                                          1.15%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $13,415
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                        0.51%(b)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements                     0.63%(b)
===================================================================================
Ratio of net investment income to average net assets                     3.36%(b)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(c)                                                338%
___________________________________________________________________________________
===================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $5,862,358.
(c)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Total Return Bond Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Total Return Bond Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Total Return Bond Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
September 17, 2004

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Total Return Bond Fund, an investment portfolio of AIM Investment Securities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                         WITHHOLDING
       TRUSTEES/ MATTER                                 VOTES FOR         AUTHORITY
------------------------------------------------------------------------------------
(1)*   Bob R. Baker.................................  1,430,557,734       19,888,865
       Frank S. Bayley..............................  1,430,328,954       20,117,645
       James T. Bunch...............................  1,430,768,168       19,678,431
       Bruce L. Crockett............................  1,430,659,866       19,786,733
       Albert R. Dowden.............................  1,430,613,991       19,832,608
       Edward K. Dunn, Jr...........................  1,430,557,918       19,888,681
       Jack M. Fields...............................  1,430,604,411       19,842,188
       Carl Frischling..............................  1,430,139,075       20,307,524
       Robert H. Graham.............................  1,430,382,712       20,063,887
       Gerald J. Lewis..............................  1,430,101,093       20,345,506
       Prema Mathai-Davis...........................  1,430,403,656       20,042,943
       Lewis F. Pennock.............................  1,430,682,327       19,764,272
       Ruth H. Quigley..............................  1,430,286,369       20,160,230
       Louis S. Sklar...............................  1,430,522,821       19,923,778
       Larry Soll, Ph.D.............................  1,430,500,783       19,945,816
       Mark H. Williamson...........................  1,430,415,623       20,030,976

* Proposal required approval by a combined vote of all the portfolios of AIM Investment Securities Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of May 31, 2004

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.   None
  Trustee, Chairman and                             (financial services holding company); Director and
  President                                         Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1992             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee                                           (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of May 31, 2004


The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1990               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (California)
  Trustee
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1990               Executive Vice President, Development and Operations, Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President,                               Counsel, A I M Management Group Inc. (financial services
  Secretary and Chief Legal                            holding company) and A I M Advisors, Inc.; Director and Vice
  Officer                                              President, INVESCO Distributors, Inc.; Vice President, A I M
                                                       Capital Management, Inc., A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director, Vice President and
                                                       General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           2004               Managing Director, Chief Fixed Income Officer and Senior
  Vice President                                       Investment Officer, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Director of Money Market Research and
  Vice President                                       Special Projects, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox(3) -- 1943        1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
                                                       Formerly: Senior Vice President, AIM Investment Services,
                                                       Inc.; and Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1992               Director of Cash Management, Managing Director and Chief
  Vice President                                       Cash Management Officer, A I M Capital Management, Inc;
                                                       Director and President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           2002               Director and Executive Vice President, A I M Management
  Vice President                                       Group, Inc., Director and Senior Vice President, A I M
                                                       Advisors, Inc., and Director, Chairman, President, Director
                                                       of Investments, Chief Executive Officer and Chief Investment
                                                       Officer, A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
--------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.
-------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942               None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President,
  Secretary and Chief Legal
  Officer
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox(3) -- 1943       N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

(3) Mr. Cox resigned from the Trust effective September 17, 2004 and Lisa Brinkley was appointed as the Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046-1173          Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Houston, TX 77010-4035
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103-7599     New York, NY 10022-3852                                         Boston, MA 02110-2801

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2004, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $79,348 for the Fund's tax year ended July 31, 2004.

For its tax year ended July 31, 2004, the Fund designated 0%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual percentages for the calendar year will be designated in the Fund's year end tax statement.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 9.13% was derived from U.S. Treasury
Obligations.

                                 YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.


AIMinvestments.com                  TRB-AR-1            A I M Distributors, Inc.

ITEM 2.  CODE OF ETHICS.

              As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive office ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

              The Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Ms. Mathai-Davis is "independent" within the meaning of that term used in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         FEES BILLED BY E&Y RELATED TO THE REGISTRANT

         E&Y billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                  Percentage of Fees
                                                  Billed Applicable
                                                     to Non-Audit                              Percentage of Fees
                                                  Services Provided                           Billed Applicable to
                             Fees Billed for     for fiscal year end                           Non-Audit Services
                            Services Rendered      2004 Pursuant to       Fees Billed for       Provided in 2003
                            to the Registrant         Waiver of        Services Rendered to    Pursuant to Waiver
                             for fiscal year         Pre-Approval       the Registrant for       of Pre-Approval
                                 end 2004           Requirement(1)     fiscal year end 2003     Requirement(1)(2)
                                 --------           --------------     --------------------     -----------------
Audit Fees                      $260,239                  N/A                 $216,260                  N/A
Audit-Related Fees(3)             34,200                    0%                  12,000                  N/A
Tax Fees(4)                       20,200                    0%                  17,423                  N/A
All Other Fees                         0                    0%                       0                  N/A
                                --------                                      --------
Total Fees                      $314,639                    0%                $245,683                  N/A

E&Y billed the Registrant aggregate non-audit fees of $54,400 for the fiscal year ended 2004, and $29,423 for the fiscal year ended 2003, for non-audit services rendered to the Registrant.

-------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) Audit-Related Fees for the fiscal year ended July 31, 2004 includes fees billed for completing agreed-upon procedures related to fund mergers. Audit-Related Fees for the fiscal year ended July 31, 2003 includes fees billed for completing agreed-upon procedures related to fund mergers.

(4) Tax Fees for the fiscal year ended July 31, 2004 includes fees billed for reviewing tax returns and consultation services. Tax Fees for the fiscal year ended July 31, 2003 includes fees billed for reviewing tax returns.

FEES BILLED BY E&Y RELATED TO AIM AND AIM AFFILIATES

         E&Y billed AIM and AIM Affiliates aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                           Fees Billed for
                         Non-Audit Services                             Fees Billed for
                           Rendered to AIM     Percentage of Fees      Non-Audit Services     Percentage of Fees
                         and AIM Affiliates   Billed Applicable to    Rendered to AIM and    Billed Applicable to
                           for fiscal year     Non-Audit Services      AIM Affiliates for     Non-Audit Services
                         end 2004 That Were    Provided for fiscal    fiscal year end 2003    Provided for fiscal
                              Required            year end 2004        That Were Required        year end 2003
                         to be Pre-Approved    Pursuant to Waiver      to be Pre-Approved     Pursuant to Waiver
                         by the Registrant's     of Pre-Approval      by the Registrant's       of Pre-Approval
                           Audit Committee       Requirement(1)        Audit Committee(2)      Requirement(1)(3)
                           ---------------       --------------        ------------------      -----------------

Audit-Related Fees(4)          $181,777                 0%                  $ 15,000                  N/A
Tax Fees                       $      0                 0%                  $      0                  N/A
All Other Fees                 $      0                 0%                  $      0                  N/A
                               --------                                     --------
Total Fees(5)                  $181,777                 0%                  $ 15,000                  N/A

-------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(3) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(4) Audit-Related Fees for the fiscal year ended July 31, 2004 includes fees billed for services to test and report on the controls and operations of an affiliated transfer agent. Audit-Related Fees for the fiscal year ended July 31, 2003 includes fees billed for services to test and report on the controls and operations of an affiliated transfer agent.

(5) Including the fees for services not required to be pre-approved by the registrant's audit committee, E&Y billed AIM and AIM Affiliates aggregate non-audit fees of $273,336 for the fiscal year ended 2004, and $185,761 for the fiscal year ended 2003, for non-audit services rendered to AIM and AIM Affiliates.

         The Audit Committee also has considered whether the provision of such non-audit services that were rendered to AIM, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates"), that were not required to be pre-approved pursuant to SEC regulations is compatible with maintaining E&Y's independence. The Audit Committee determined that the provision of such services is compatible with E&Y maintaining independence with respect the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                the AIM Funds and the INVESCO Funds (the "Funds")
                           AMENDED SEPTEMBER 14, 2004

     I.  STATEMENT OF PRINCIPLES

     Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by the Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

     Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval") or require the specific pre-approval of the Audit Committee ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee.

     The Audit Committee will annually review and pre-approve the services that may be provided by the Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

     II.  DELEGATION

     The Audit Committee may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next-scheduled meeting.

     III.  AUDIT SERVICES

     The annual audit services engagement terms and estimated fees will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

     In addition to the annual Audit services engagement, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     IV.  GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

     The Audit Committee may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

     AUDIT-RELATED SERVICES

     "Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

         TAX SERVICES

         "Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

         ALL OTHER SERVICES

         The Audit Committee may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

         V.  SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

         The Audit Committee may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

         VI.  PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

         Pre-approval of estimated fee levels or established amounts for services to be provided by the Auditor under general pre-approval policies will be set annually by the Audit Committee. Any proposed services exceeding these levels or amounts will be reported to the Audit Committee at the quarterly Audit Committee meeting. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

         VII.  PROCEDURES

         On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

         Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next quarterly Audit Committee meeting of any such services billed by the Auditor and whether the amounts billed were within the estimated range of fees for the services rendered.

         Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

         Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

         On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

         The Audit Committee has designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not applicable.

ITEM 6.     SCHEDULE OF INVESTMENTS.

                  Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                  Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                  The Registrant adopted Shareholder Communication Procedures (the "Procedures") on December 10, 2003, which Procedures were amended effective June 9, 2004. The Procedures set forth the process by which shareholders of the Registrant may send communications to the Board. As originally drafted, the Procedures covered recommendations of nominees sent by shareholders to the Board or to an individual trustee. However, the amended Procedures adopted effective June 9, 2004 do not cover such shareholder communications. Therefore, the adoption of amended Procedures could be viewed as a material change to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

 (a) As of September 21, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of September 21, 2004, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

 (b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's most recent fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

 12(a)(1)         Code of Ethics.

 12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

 12(a)(3)         Not applicable.

 12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Securities Funds

By:      /s/ ROBERT H. GRAHAM
         -----------------------------------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    October 4, 2004


Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ ROBERT H. GRAHAM
         -----------------------------------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    October 4, 2004


By:      /s/ SIDNEY M. DILGREN
         -----------------------------------------------------------
         Sidney M. Dilgren
         Principal Financial Officer

Date:    October 4, 2004

                                  EXHIBIT INDEX


12(a)(1)      Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)      Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.